    As filed with the Securities and Exchange Commission on April 20, 2010


                                                      Registration No. 333-48300
                                                                       811-07697


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       ( X )

                          Post-Effective Amendment No. 25                  ( X )


                                       and

                        REGISTRATION STATEMENT UNDER THE                   ( X )
                         INVESTMENT COMPANY ACT OF 1940

                                  Amendment No. 32                         ( X )


     NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                          Laura M. Bramson, Esq.
                New York Life Insurance and Annuity Corporation
                               1 Rockwood Road
                            Sleepy Hollow, New York 10591
                    (Name and Address of Agent for Service)

                                    Copy to:




        Stephen E. Roth, Esq.                    Thomas F. English, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and Chief Insurance Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[X] on May 1, 2010, pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on ___________ pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                  CORPEXEC VUL

               CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE


                             PROSPECTUS--MAY 1, 2010


      A FLEXIBLE PREMIUM CORPORATE SPONSORED VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

This Prospectus describes four Series of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. CorpExec VUL II is a Policy New York Life Insurance and Annuity Corporation ("NYLIAC") offered for sale prior to October 1, 2003. CorpExec VUL III policies were offered for sale to new policyowners prior to September 1, 2004, and began accepting applications and premium payments beginning October 1, 2003. CorpExec VUL IV policies were offered for sale to new policyowners and began accepting applications and premium payments beginning September 1, 2004. CorpExec VUL V is a Policy for which NYLIAC began accepting applications and premium payments beginning August 15, 2006. New policies are no longer being offered under these four series. Unless otherwise indicated, all information in this prospectus pertains to all policy series.

     Please use the following addresses to send policy premium payments and service requests to Us:

SERVICE OFFICE:
  New York Life Insurance and Annuity
    Corporation
  NYLIFE Distributors, LLC
  Attention: Executive Benefits
  11400 Tomahawk Creek Parkway,
  Suite 200
  Leawood, KS 66211
  Telephone: (913) 906-4000



     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

                                TABLE OF CONTENTS



                                        PAGE
                                        ----
Summary of Benefits and Risks......        4
  Benefits.........................        4
  Risks............................        6
Table of Fees and Expenses.........        9
Fund Annual Expenses...............       14
Definitions........................       18
Management and Organization........       20
     Insurer.......................       20
     Your Policy...................       20
     About the Separate Account....       21
Our Rights.........................       21
     The Fixed Account.............       22
     Interest Crediting............       22
     How to Reach Us for Policy
       Services....................       23
     Funds and Eligible
       Portfolios..................       23
     Investment Return.............       33
     Performance Calculations......       33
     Voting........................       34
Charges Associated with the
  Policy...........................       34
  Deductions from Premium
     Payments......................       34
     Sales Expense Charge..........       35
     State Premium Tax Charge......       36
     Federal Premium Tax Charge....       37
  Deductions from Accumulation
     Value and Fixed Account
     Value.........................       37
     Monthly Contract Charge.......       37
     Charge for Cost of Insurance..       38
     Rider Charges.................       38
     Loan Charges..................       38
     Mortality and Expense Risk
       Charge......................       39
     Charges for Federal Income
       Taxes.......................       39
  Fund Charges.....................       39
  Transaction Charges..............       40
     Partial Withdrawal Charge.....       40
     Transfer Charge...............       40
  How the Policy Works.............       40
Description of the Policy..........       43
  The Parties......................       43
     Policyowner...................       43
     Primary Insured...............       44
     Beneficiary...................       44
  The Policy.......................       44
     How the Policy is Available...       44
     Policy Premiums...............       45
     Cash Value....................       45
     Cash Surrender Value..........       45
     Alternative Cash Surrender
       Value.......................       45
     Investment Divisions and the
       Fixed Account...............       46
     Amount in the Separate
       Account.....................       46
     Determining the Value of an
       Accumulation Unit...........       46
     Amount in the Fixed Account...       47
     Transfers Among Investment
       Divisions and the Fixed
       Account.....................       48
     Limits on Transfers...........       48
  Additional Benefits through
     Riders........................       50
     Supplementary Term Rider......       51
     Level Term Rider..............       52
     Term Rider vs. Base Policy
       Coverage....................       52
  Options Available at No
     Additional Charge.............       53
     Dollar-Cost Averaging.........       53
     Automatic Asset Reallocation..       54
     24 Month Exchange Privilege...       55
  Tax-Free "Section 1035" Insurance
     Policy Exchanges..............       55
Premium Payments...................       55
     Risk of Minimally Funded
       Policies....................       56
     Timing and Valuation..........       56
     Free Look.....................       57
     Premium Payments..............       57
     Premium Payments Returned for
       Insufficient Funds..........       58
Policy Payment Information.........       58
     When Life Insurance Coverage
       Begins......................       58
     Changing the Face Amount of
       Your Policy.................       58
     Policy Proceeds...............       59
     Beneficiaries or Payees.......       59
     When We Pay Policy Proceeds...       60
     Payment Options...............       61
     Electing or Changing a Payment
       Option......................       62
     Life Insurance Benefit
       Options.....................       62
     Selection of Life Insurance
       Benefit Table...............       63
     Effect of Investment
       Performance on the Death
       Benefit.....................       64
     Changing Your Life Insurance
       Benefit Option..............       64
Additional Policy Provisions.......       65
     Change of Ownership...........       65
     Records and Reports...........       65
     Limits on Our Rights to
       Challenge Your Policy.......       65
     Suicide.......................       66
     Misstatement of Age or
       Gender......................       66
     Assignment....................       66
Partial Withdrawals and
  Surrenders.......................       66
  Partial Withdrawals..............       66
  Surrenders.......................       67
     Cash Value....................       67
     Cash Surrender Value..........       68

                                        PAGE
                                        ----
     Alternative Cash Surrender
       Value.......................       68
     Requesting a Surrender........       70
     When the Surrender is
       Effective...................       71
Loans..............................       71
     Loan Account..................       71
     Interest on Value in Loan
       Account.....................       72
     Loan Interest.................       72
     Loan Repayment................       72
     The Effect of a Policy Loan...       73
Termination and Reinstatement......       73
     Late Period...................       73
     Reinstatement Option..........       73
Federal Income Tax Considerations..       74
     Our Intent....................       74
     Tax Statutes of NYLIAC and the
       Separate Account............       74
     Charges for Taxes.............       75
     Diversification Standards and
       Control Issues..............       75
     Life Insurance Status of the
       Policy......................       76
     IRC Section 101(j)--Impact on
       Employer-Owned Policies.....       76
     Modified Endowment Contract
       Status......................       77
     Status of the Policy After the
       Insured is Age 100..........       78
     Policy Surrenders and Partial
       Withdrawals.................       78
     3.8 Percent Medicare Tax on
       Certain Investment Income...       79
     Policy Loans and Interest
       Deductions..................       79
     Corporate Owners..............       79
     Exchanges or Assignments of
       Policies....................       80
     Reasonableness Requirement for
       Charges.....................       80
     Other Tax Issues..............       80
     Qualified Plans...............       80
     Withholding...................       80
Distribution and Compensation
  Arrangements.....................       81
Legal Proceedings..................       82
Records and Reports................       82
Financial Statements...............       83
State Variations...................       84
Appendix A Illustration............      A-1
Obtaining Additional Information...       85




     A DIFFERENT SERIES IS AVAILABLE IN CERTAIN JURISDICTIONS. THEREFORE, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Corporate Executive Series Variable Universal Life insurance ("CorpExec VUL"). Many benefits of CorpExec VUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

     CorpExec VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

       -- the number of Accumulation Units held in each Investment Division for the policy;

       -- the amount in and performance of each Investment Division in the Separate Account;

       -- the amount in and the interest credited on the amount held in the Fixed Account; and

       -- the interest rate credited on amounts held in the Loan Account, if any.

     With CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUM PAYMENTS


     CorpExec VUL premium payments are flexible; you may select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.


LIQUIDITY THROUGH LOANS

     Using the policy as sole security, you may make a request to borrow any amount up to the loan value of the policy. The loan value on any given date is equal to 90% of the Cash Value, less any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS


     You may withdraw an amount up to the Cash Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy Face Amount to drop below our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office address noted on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals".)

ALLOCATION ALTERNATIVES


     After We deduct the sales expense, state tax, and federal tax charges from your premium, the policyowner may allocate the remaining amount among up to any 20 of 81 Allocation Alternatives. The Allocation Alternatives consist of 80 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.


CHANGE THE AMOUNT OF COVERAGE

     With CorpExec VUL, you may request an increase or decrease to the policy's Face Amount. In order to request an increase or decrease of the policy's Face Amount, you must send a written request in a form acceptable to us to the Service Office address noted on the first page of this prospectus. (See "Policy Payment Information--Changing the Face Amount of Your Policy".) Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See "Federal Income Tax Considerations--Modified Endowment Contract Status"). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase your term insurance rider rather than increasing your Face Amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan to best meet your needs. These options allow you to determine how the death benefit will be paid.

       -- Option 1--a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

       -- Option 2--a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or
          (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under
          Section 7702 of the IRC, as amended.

       -- Option 3--a Life Insurance benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under
          Section 7702 of the IRC, as amended.

     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under "Federal

Income Tax Considerations: Life Insurance Status of Policy, and IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDERS

     CorpExec VUL offers additional insurance coverage and other benefits through two optional riders, the Supplementary Term Rider and the Level Term Rider. These riders have costs associated with them.

A HIGHLY RATED COMPANY

     NYLIAC is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its claims-paying ability, and are not backed or guaranteed by NYLIC.

                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.


     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value less any Policy Debt is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.



     If, on a Monthly Deduction Day, the Cash Surrender Value less any Policy Debt is less than the amount of the charges to be deducted for the next policy month, the policy will go into default status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of default status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was the first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS


     The larger a loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.


     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) Whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Description of the Policy--The Policy--Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       -- Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

       -- increased administrative and Fund brokerage expenses

       -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Description of the Policy--The Policy--Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.

CORPEXEC VUL II:

                                TRANSACTION FEES



 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Sales Expense Charge        When premium       Current: 13.75% of premiums paid(1)
  for                        payment is        Guaranteed Maximum: 14% of premiums
  premiums paid up         applied up to       paid(2)
  to the Target               age 100
  Premium

 ---------------------------------------------------------------------------------------

Sales Expense Charge        When premium       Current: 1.25% of premiums paid(3)
  for premiums paid          payment is        Guaranteed Maximum: 3.00% of premiums
  over the Target          applied up to       paid
  Premium                     Age 100
 ---------------------------------------------------------------------------------------

Tax Charges                 When premium       All taxes may vary over time
  State Premium Tax          payment is        Current: 2% of premiums paid
                           applied up to       Guaranteed maximum: 2% of premiums paid,
                              age 100          subject to tax law changes

  Federal Premium                              Current: 1.25% of premiums paid
     Tax                                       Guaranteed maximum: 1.25% of premiums
                                               paid, subject to tax law changes
 ---------------------------------------------------------------------------------------

Transfer Charge         At time of transfer    Current: No charge
                                               Guaranteed Maximum: $30 per transfer
                                               after 12 transfers in a Policy Year.
 ---------------------------------------------------------------------------------------

Partial Withdrawal           At time of        Current: No charge
  Charge                     withdrawal        Guaranteed Maximum: $25



(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 9.75% in Policy Years 2-7; 2.75% in Policy Years 8-10; and 1.75% in Policy Years 11 and beyond.

(2) Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments made over the Target Premium are reduced to 0.75% in Policy Years 2-7; and 0.25% in Policy Years 8 and beyond.

CORPEXEC VUL III AND CORPEXEC VUL IV:

                                TRANSACTION FEES



 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Sales Expense Charge        When premium       Current: 10.75% of premiums paid(1)
  for                        payment is        Guaranteed Maximum: 14% of premiums
  premiums paid up         applied up to       paid(2)
  to the Target               age 100
  Premium

 ---------------------------------------------------------------------------------------

Sales Expense Charge        When premium       Current: None
  for                        payment is        Guaranteed Maximum: 3.00% of premiums
  premiums paid over       applied up to       paid
  the Target Premium          age 100
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time
  Charge for                 payment is        Current: 2% of premiums paid
  premiums paid up         applied up to       Guaranteed maximum: 2% of premiums paid,
  to the Target               age 100          subject to tax law changes
  Premium
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time
  Charge for                 payment is        Current: 1.75% of premiums paid
  premiums paid over       applied up to       Guaranteed maximum: 2% of premiums paid,
  the Target Premium          age 100          subject to tax law changes
 ---------------------------------------------------------------------------------------

Federal Premium Tax         When premium       Current: 1.25% of premiums paid
  Charge                     payment is        Guaranteed maximum: 1.25% of premiums
                           applied up to       paid, subject to tax law changes
                              age 100
 ---------------------------------------------------------------------------------------

Transfer Charge         At time of transfer    Current: No charge
                                               Guaranteed Maximum: $30 per transfer
                                               after 12 transfers in a Policy Year.
 ---------------------------------------------------------------------------------------

Partial Withdrawal           At time of        Current: No charge
  Charge                     withdrawal        Guaranteed Maximum: $25



(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 5.75% in Policy Years 2-5; 4.75% in Policy Years 6-7; and 1.75% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

CORPEXEC VUL V:

                                TRANSACTION FEES



 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Sales Expense Charge        When premium       Current: 14.00% of premiums paid(1)
  for                        payment is        Guaranteed Maximum: 14.00% of premiums
  premiums paid up         applied up to       paid(2)
  to the Target               age 100
  Premium

 ---------------------------------------------------------------------------------------

Sales Expense Charge        When premium       Current: 1.00% of premiums paid(3)
  for                        payment is        Guaranteed Maximum: 3.00% of premiums
  premiums paid over       applied up to       paid
  the Target Premium          age 100
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time.
  Charge                     payment is        Current: 2.00% of premiums paid(4)
  for premiums paid        applied up to       Guaranteed maximum: 2.00% of premiums
  up to the Target            age 100          paid, subject to tax law changes
  Premium
 ---------------------------------------------------------------------------------------

State Premium Tax           When premium       All taxes may vary over time.
  Charge                     payment is        Current: 1.75% of premiums paid(4)
  for premiums paid        applied up to       Guaranteed maximum: 2.00% of premiums
  over the Target             age 100          paid, subject to tax law changes
  Premium
 ---------------------------------------------------------------------------------------

Federal Premium Tax         When premium       All taxes may vary over time.
  Charge                     payment is        Current: 1.25% of premiums paid(5)
                           applied up to       Guaranteed maximum: 1.25% of premiums
                              age 100          paid, subject to tax law changes

 ---------------------------------------------------------------------------------------

Transfer Charge         At time of transfer    Current: No charge
                                               Guaranteed Maximum: $30 per transfer
                                               after 12 transfers in a Policy Year
 ---------------------------------------------------------------------------------------

Partial Withdrawal           At time of        Current: No charge
  Charge                     withdrawal        Guaranteed Maximum: $25



(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 10% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments over the Target Premium are reduced to 0.00% in Policy Years 2 and beyond.

(4) Current state premium taxes for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

(5) Current federal premium taxes for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's fees and expenses.

            PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES(A)



 ---------------------------------------------------------------------------------------
                            WHEN CHARGE
CHARGE                      IS DEDUCTED                     AMOUNT DEDUCTED
 ---------------------------------------------------------------------------------------
Cost of Insurance           Each Monthly       Guaranteed Maximum: $90.90 per $1,000 of
  Charge(1)                Deduction Day       Net Amount at Risk(2)
                           applied to Age
                                100            Guaranteed Minimum: $0.08 per $1,000 of
                                               Net Amount at Risk

                                               Representative Insured (Male, Age 45-Non-
                                               Smoker, Guaranteed Issue): $0.38 per
                                               $1,000 of Net Amount at Risk
                                               (Guaranteed Maximum Charge for
                                               Representative insured)

 ---------------------------------------------------------------------------------------

Monthly Contract            Each Monthly       CorpExec VUL II:
  Charge                   Deduction Day
                           applied to Age      Current: $5.00 ($60.00 annually)
                                100
                                               Guaranteed Maximum: $9.00 ($108.00
                                               annually)

                                               CorpExec VUL III, IV, and V:

                                               Current: $0.00 Policy Year 1, $5.00
                                               thereafter ($60.00 annually)

                                               Guaranteed Maximum: $9.00 ($108.00
                                               annually)
 ---------------------------------------------------------------------------------------

Mortality and                  Daily           CorpExec VUL II:
  Expense Risk
  Charge                                       Current: Annual Rate of 0.25% of net
                              Monthly          asset value

                                               Guaranteed Maximum: 0.90% of net asset
                                               value

                                               CorpExec VUL III and IV:

                                               Current: Annual Rate of 0.25% of separate
                                               account value Policy Year 1, 0.45% of
                                               separate account value Policy Years 2-25,
                                               0.25% of separate account value
                                               thereafter

                                               Guaranteed Maximum: 0.90% of separate
                                               account value

                                               CorpExec VUL V:

                                               Current: Annual Rate of 0.50% of separate
                                               account value Policy Years 1-10; 0.25% of
                                               separate account value thereafter

                                               Guaranteed Maximum: 0.90% of separate
                                               account value
 ---------------------------------------------------------------------------------------

RIDERS
Supplementary Term      Monthly until rider    Guaranteed Maximum: $90.90 per $1,000 of
  Rider(1)                    expires          term insurance benefit.

                                               Guaranteed Minimum: $0.08 per $1,000 of
                                               term insurance benefit.

                                               Representative Insured (Male, Age 45-Non-
                                               Smoker, Guaranteed Issue): $0.38 per
                                               $1,000 of term insurance benefit.
 ---------------------------------------------------------------------------------------

Level Term Rider(1)     Monthly until rider    Guaranteed Maximum: $90.90 per $1,000 of
                              expires          term insurance benefit.

                                               Guaranteed Minimum: $0.08 per $1,000 of
                                               term insurance face amount.

                                               Representative Insured (Male, Age 45-Non-
                                               Smoker, Guaranteed Issue): $0.38 per
                                               $1,000 of term insurance face amount.
 ---------------------------------------------------------------------------------------

Loan Interest              Monthly while       Current: 4.00%
                          loan balance is      Guaranteed Maximum: 6.00%
                            outstanding



(a) Unless otherwise noted, the charges below apply to CEVUL II, III, IV and V.

(1) This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2009. Fund expenses may be higher or lower in the future.


FUND ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                  ASSETS)(1,2)
--------------------------------------------------------------------------------


                                                MINIMUM            MAXIMUM
                                                -------            -------
Total Annual Fund Companies' Operating
  Expenses(3)...........................         0.10%              6.20%



--------------------------------------------------------------------------------


  (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2009. This information is provided by the Funds and their agents. The information is based on 2008 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

  (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.


     More information concerning each underlying Fund's fees and expenses is contained in the tables below and in the prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other funds, and shows the acquired fund fees. The second table shows the operating expense charges for all other Funds.


                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)




------------------------------------------------------------------------------------------------------------------
                                                          DISTRIBUTION                ACQUIRED       TOTAL CLASS
                              ADVISORY   ADMINISTRATION    AND SERVICE     OTHER      FUND FEES       OPERATING
            FUND                 FEE           FEE         (12B-1) FEE   EXPENSES   AND EXPENSES       EXPENSES
------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom
     2010 -- Initial Class       N/A           N/A             N/A         0.00%        0.59%           0.59%
------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom
     2020 -- Initial Class       N/A           N/A             N/A         0.00%        0.65%           0.65%
------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom
     2030 -- Initial Class       N/A           N/A             N/A         0.00%        0.69%           0.69%
------------------------------------------------------------------------------------------------------------------
  Fidelity(R) VIP Freedom
     2040 -- Initial Class       N/A           N/A             N/A         0.00%        0.71%           0.71%
------------------------------------------------------------------------------------------------------------------




     Please refer to the applicable fund prospectus for additional information.





# Shown as a percentage of average net assets for the fiscal year ended December 31, 2009, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2009 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

                              FUND ANNUAL EXPENSES



----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL FUND
                                         ADVISORY             ADMINISTRATION          12B-1            OTHER        ANNUAL
                 FUND                     FEES(1)                  FEES              FEES(2)         EXPENSES     EXPENSE(3)
----------------------------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class        0.49%                    0.00%               0.00%              0.06%         0.55%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP Cash Management              0.42%                    0.00%               0.00%              0.06%         0.48%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP Common Stock -- Initial
  Class                                  0.55%                    0.00%               0.00%              0.05%         0.60%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP Convertible -- Initial
  Class                                  0.60%                    0.00%               0.00%              0.06%         0.66%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP Floating Rate -- Initial
  Class                                  0.60%                    0.00%               0.00%              0.08%         0.68%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP Government -- Initial
  Class                                  0.50%                    0.00%               0.00%              0.06%         0.56%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP Growth Equity -- Initial
  Class                                  0.61%                    0.00%               0.00%              0.08%(a)      0.69%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP High Yield Corporate
  Bond -- Initial Class                  0.57%                    0.00%               0.00%              0.05%         0.62%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP ICAP Select
  Equity -- Initial Class                0.77%                    0.00%               0.00%              0.05%         0.82%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP International
  Equity -- Initial Class                0.89%                    0.00%               0.00%              0.12%(b)      1.01%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP Mid Cap Core -- Initial
  Class                                  0.85%                    0.00%               0.00%              0.10%(a)      0.95%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP S&P 500 Index -- Initial
  Class                                  0.30%                    0.00%               0.00%              0.05%         0.35%
----------------------------------------------------------------------------------------------------------------------------

MainStay VP U.S. Small Cap -- Initial
  Class                                  0.80%                    0.00%               0.00%              0.28%         1.08%
----------------------------------------------------------------------------------------------------------------------------

Alger SMidCap Growth -- Class I-2
  Shares*                                0.81%                    0.00%               0.00%              5.39%         6.20%(c)
----------------------------------------------------------------------------------------------------------------------------

Alliance Bernstein VPS International
  Value Portfolio                        0.75%                    0.00%               0.00%              0.08%         0.83%
----------------------------------------------------------------------------------------------------------------------------

Alliance Bernstein VPS Small/Mid Cap
  Value Portfolio                        0.75%                    0.00%               0.00%              0.12%         0.87%
----------------------------------------------------------------------------------------------------------------------------

American Century VP Value -- Class II    0.87%                    0.00%               0.25%              0.00%         1.12%
----------------------------------------------------------------------------------------------------------------------------

American Funds Asset Allocation
  Fund -- Class 2 Shares                 0.31%                    0.00%               0.25%              0.02%         0.58%
----------------------------------------------------------------------------------------------------------------------------

American Funds Global Growth
  Fund -- Class 1 Shares                 0.54%                    0.00%               0.00%              0.02%         0.56%
----------------------------------------------------------------------------------------------------------------------------

American Funds Global Small
  Capitalization Fund -- Class 2
  Shares                                 0.72%                    0.00%               0.25%              0.04%         1.01%
----------------------------------------------------------------------------------------------------------------------------

American Funds Growth Fund -- Class 2
  Shares                                 0.33%                    0.00%               0.25%              0.02%         0.60%
----------------------------------------------------------------------------------------------------------------------------

American Funds Growth-Income
  Fund -- Class 2 Shares                 0.28%                    0.00%               0.25%              0.01%         0.54%
----------------------------------------------------------------------------------------------------------------------------

American Funds International
  Fund -- Class 2 Shares                 0.50%                    0.00%               0.25%              0.04%         0.79%
----------------------------------------------------------------------------------------------------------------------------

Davis Value Portfolio                    0.55%(d)                 0.00%               0.00%              0.08%         0.63%
----------------------------------------------------------------------------------------------------------------------------

Delaware VIP International Value
  Equity Series -- Standard Class        0.85%                    0.00%               0.00%              0.18%         1.03%
----------------------------------------------------------------------------------------------------------------------------

Dreyfus IP Technology
  Growth -- Initial Class                0.75%                    0.00%               0.00%              0.12%(a)      0.87%
----------------------------------------------------------------------------------------------------------------------------

DWS Dreman Small Mid Cap Value
  VIP -- Class A Shares                  0.65%                    0.00%               0.00%              0.14%         0.79%
----------------------------------------------------------------------------------------------------------------------------

DWS Global Opportunities VIP -- Class
  A Shares                               0.89%                    0.00%               0.00%              0.22%         1.11%(e)
----------------------------------------------------------------------------------------------------------------------------

DWS Small Cap Index VIP -- Class A
  Shares                                 0.35%                    0.00%               0.00%              0.21%         0.56%(f)
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP
  Contrafund(R) -- Initial Class         0.56%                    0.00%               0.00%              0.11%         0.67%(g)
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Equity
  Income -- Initial Class                0.46%                    0.00%               0.00%              0.12%         0.58%
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Growth -- Initial
  Class                                  0.56%                    0.00%               0.00%              0.13%         0.69%(g)
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Index 500 -- Initial
  Class                                  0.10%                    0.00%               0.00%              0.00%         0.10%(h)
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Investment Grade
  Bond -- Initial Class                  0.32%                    0.00%               0.00%              0.13%         0.45%
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Mid Cap -- Initial
  Class                                  0.56%                    0.00%               0.00%              0.12%         0.68%
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Money
  Market -- Initial Class                0.19%                    0.00%               0.00%              0.12%         0.31%
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL FUND
                                         ADVISORY             ADMINISTRATION          12B-1            OTHER        ANNUAL
                 FUND                     FEES(1)                  FEES              FEES(2)         EXPENSES     EXPENSE(3)
----------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas -- Initial
  Class                                 0.71%                0.00%                    0.00%              0.17%         0.88%(i)
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Value
  Leaders -- Initial Class              0.56%                0.00%                    0.00%              0.33%         0.89%(j)
----------------------------------------------------------------------------------------------------------------------------

Fidelity(R) VIP Value
  Strategies -- Service Class 2         0.56%                0.00%                    0.25%              0.18%         0.99%(g)
----------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Global Real Estate
  Fund -- Series I Shares**             0.75%                0.00%                    0.00%              0.51%         1.26%(k)
----------------------------------------------------------------------------------------------------------------------------

Invesco V.I. International Growth
  Fund -- Series I Shares**             0.71%                0.00%                    0.00%              0.35%(b)      1.06%(k)
----------------------------------------------------------------------------------------------------------------------------

Invesco V.I. Mid Cap Core Equity
  Fund -- Series I Shares**             0.73%                0.00%                    0.00%              0.34%(l)      1.07%(k)
----------------------------------------------------------------------------------------------------------------------------

Janus Aspen Balanced
  Portfolio -- Institutional Shares     0.55%                0.00%                    0.00%              0.02%         0.57%
----------------------------------------------------------------------------------------------------------------------------

Janus Aspen Enterprise
  Portfolio -- Institutional Shares     0.64%                0.00%                    0.00%              0.06%         0.70%
----------------------------------------------------------------------------------------------------------------------------

Janus Aspen Forty
  Portfolio -- Institutional Shares     0.64%                0.00%                    0.00%              0.04%         0.68%
----------------------------------------------------------------------------------------------------------------------------

Janus Aspen Worldwide
  Portfolio -- Institutional Shares     0.57%                0.00%                    0.00%              0.06%         0.63%
----------------------------------------------------------------------------------------------------------------------------

Lazard Retirement International
  Equity Portfolio -- Service Shares    0.75%                0.00%                    0.25%              0.17%         1.17%
----------------------------------------------------------------------------------------------------------------------------

Lord Abbett Mid-Cap Value Portfolio     0.75%                0.04%                    0.00%              0.43%         1.22%
----------------------------------------------------------------------------------------------------------------------------

LVIP Baron Growth Opportunities
  Fund -- Service Class                 1.00%                0.00%                    0.25%              0.09%         1.34%(m)
----------------------------------------------------------------------------------------------------------------------------

MFS(R) Global Tactical Allocation
  Portfolio -- Initial Class***         0.75%                0.00%                    0.00%              0.31%         1.06%(n)
----------------------------------------------------------------------------------------------------------------------------

MFS(R) Utilities Series -- Initial
  Class                                 0.73%                0.00%                    0.00%              0.09%         0.82%
----------------------------------------------------------------------------------------------------------------------------

MFS(R) Value Series -- Initial Class    0.75%                0.00%                    0.00%              0.09%         0.84%
----------------------------------------------------------------------------------------------------------------------------

Neuberger Berman AMT Partners
  Portfolio(R) -- Class I               0.85%(o)             0.00%                    0.00%              0.21%         1.06%
----------------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation
  Fund/VA -- Non-Service Shares         0.66%                0.00%                    0.00%              0.12%         0.78%
----------------------------------------------------------------------------------------------------------------------------

PIMCO Global Bond
  (unhedged) -- Administrative Class
  Shares                                0.75%                0.00%                    0.15%(p)           0.00%         0.90%
----------------------------------------------------------------------------------------------------------------------------

PIMCO High Yield -- Administrative
  Class Shares                          0.60%                0.00%                    0.15%(p)           0.01%         0.76%
----------------------------------------------------------------------------------------------------------------------------

PIMCO Long-Term U.S.
  Government -- Administrative Class
  Shares                                0.475%               0.00%                    0.15%(p)           0.01%         0.635%
----------------------------------------------------------------------------------------------------------------------------

PIMCO Low Duration -- Administrative
  Class Shares                          0.50%                0.00%                    0.15%(p)           0.02%         0.67%
----------------------------------------------------------------------------------------------------------------------------

PIMCO Real Return -- Administrative
  Class Shares                          0.50%                0.00%                    0.15%(p)           0.07%         0.72%
----------------------------------------------------------------------------------------------------------------------------

PIMCO Total Return -- Administrative
  Class Shares                          0.50%                0.00%                    0.15%(p)           0.09%         0.74%
----------------------------------------------------------------------------------------------------------------------------

Royce Micro-Cap
  Portfolio -- Investment Class         1.25%                0.00%                    0.00%              0.08%         1.33%
----------------------------------------------------------------------------------------------------------------------------

Royce Small-Cap
  Portfolio -- Investment Class         1.00%                0.00%                    0.00%              0.07%         1.07%
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Blue Chip Growth
  Portfolio                             0.85%                0.00%                    0.00%              0.00%         0.85%
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Equity Income Portfolio   0.85%                0.00%                    0.00%              0.00%         0.85%
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Equity Index 500
  Portfolio                             0.40%                0.00%                    0.00%              0.00%         0.40%
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price International Stock
  Portfolio                             1.05%                0.00%                    0.00%              0.00%         1.05%
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Limited-Term Bond
  Portfolio                             0.70%                0.00%                    0.00%              0.00%         0.70%
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price New America Growth
  Portfolio                             0.85%                0.00%                    0.00%              0.00%         0.85%
----------------------------------------------------------------------------------------------------------------------------

T. Rowe Price Personal Strategy
  Balanced Portfolio                    0.90%                0.00%                    0.00%              0.00%         0.90%
----------------------------------------------------------------------------------------------------------------------------

UIF Emerging Markets Debt
  Portfolio -- Class I(#)               0.75%                0.00%                    0.00%              0.34%(a)      1.09%
----------------------------------------------------------------------------------------------------------------------------

UIF Emerging Markets Equity
  Portfolio -- Class I(#)               1.23%                0.00%                    0.00%              0.39%(a)      1.62%
----------------------------------------------------------------------------------------------------------------------------

UIF U.S. Mid-Cap Value
  Portfolio -- Class I(#)               0.72%                0.00%                    0.00%              0.31%(a)      1.03%

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL FUND
                                         ADVISORY             ADMINISTRATION          12B-1            OTHER        ANNUAL
                 FUND                     FEES(1)                  FEES              FEES(2)         EXPENSES     EXPENSE(3)
----------------------------------------------------------------------------------------------------------------------------
UIF U.S. Real Estate
  Portfolio -- Class I(#)               0.80%                0.00%                    0.00%              0.35%(a)      1.15%
----------------------------------------------------------------------------------------------------------------------------

Van Eck VIP Global Bond
  Fund -- Initial Class+                1.00%                0.00%                    0.00%              0.31%         1.31%(q)
----------------------------------------------------------------------------------------------------------------------------

Van Eck VIP Global Hard Assets
  Fund -- Initial Class+                0.96%                0.00%                    0.00%              0.15%(a)      1.11%(r)
----------------------------------------------------------------------------------------------------------------------------

Van Eck VIP Multi-Manager
  Alternatives Fund -- Initial Class+   2.50%                0.00%                    0.00%              2.93%(s)      5.43%(r)
----------------------------------------------------------------------------------------------------------------------------




      Please refer to the applicable fund prospectus for additional information.



(1)   The fees designated as "Advisory Fees" reflect "Management Fees."



(2) Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



(3) Shown as a percentage of average net assets for the fiscal year ended December 31, 2009, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2009 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



*      Previously referred to as Alger American SMid Cap Growth -- Class O
       Shares.



** Previously referred to as the AIM V.I. Global Real Estate Fund -- Series I Shares, AIM V.I International Growth Fund -- Series I Shares and AIM V.I. Mid Cap Core Equity Fund -- Series I Shares.



***    Previously referred to as MFS(R) Global Total Return Portfolio.



# Previously referred to as Morgan Stanley UIF Emerging Markets Debt Portfolio -- Class I, Morgan Stanley UIF Emerging Markets Equity Portfolio -- Class I, Morgan Stanley UIF U.S. Mid Cap Value
      Portfolio -- Class I and Morgan Stanley UIF U.S. Real Estate -- Class I.



+ Previously referred to as Van Eck Worldwide Multi-Manager Alternatives Fund -- Initial Class, Van Eck Worldwide Bond Fund -- Initial Class and Van Eck Worldwide Hard Assets Fund -- Initial Class.



(a) Other Expenses include expenses of 0.01% for Acquired Portfolio Fees and Expenses.



(b) Other Expenses include expenses of 0.02% for Acquired Portfolio Fees and Expenses.



(c) The Manager has contractually agreed to waive its fee and/or reimburse expenses through September 22, 2010 to the extent necessary to limit the SMid Cap Growth Portfolio's Total Fund Annual Expenses to 0.99% of the Portfolio's average net assets (excluding interest, taxes, brokerage and extraordinary expenses). The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years.



(d) The Management Fees have been reinstated. On July 1, 2009, the contractual management fees were reduced from 0.75% to 0.55%.



(e) Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.06% for Class A excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



(f) Through April 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's Total Fund Annual Expenses at 0.53% for Class A excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



(g) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity(R) Contrafund(R) -- Initial Class, 0.68% for Fidelity(R) Growth -- Initial Class, and 0.98% for Fidelity(R) Value Strategies -- Service Class 2. These offsets may be discontinued at any time.



(h) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.



(i) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.84%. These offsets may be discontinued at any time.

(j) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.85%. This arrangement can be discontinued by the fund's manager at any time.



(k) The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Fund Annual Expenses(in determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Fund Annual Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time) of Series I shares to 1.30% of average daily net assets.



(l) Other Expenses include expenses of 0.03% for Acquired Portfolio Fees and Expenses.



(m) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the Funds' Service Class to the extent that the Fund's Total Fund Annual Expenses exceed 1.29% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2011.



(n) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Fund Annual Expenses" do not exceed 0.90% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until modified by MFS for any reason, but such agreement will continue until April 30, 2011.





(o) The fees designated as "Advisory Fees" reflect "Investment Management and Administration Fees".



(p)   The fees designated as "12b-1 Fees" reflect "Service Fees."





(q) For the period May 1, 2010 until May 1, 2011, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, trading expenses, taxes and extraordinary expenses) to the extent Total Fund Annual Expenses exceed 1.10% of average daily net assets.



(r) For the period May 1, 2010 until May 1, 2011, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Fund Annual Expenses exceed 1.20% for Van Eck VIP Global Hard Assets Fund and 2.15% of average daily net assets for Van Eck VIP Multi-Manager Alternatives Fund. The agreement to limit the Total Fund Annual Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.



(s)   Includes Acquired Expenses of 0.78%.

                                   DEFINITIONS

ACCUMULATION UNIT: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.


ALLOCATION ALTERNATIVES: The 80 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.


ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the policy plus the value of the Deferred Premium Load Account.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 P.M. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Also referred to as "Valuation Day".



CASH SURRENDER VALUE:  The Cash Value less policy debt.


CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT"):   An Internal Revenue Service ("IRS")
test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Premium Tax Charge, and Federal Premium Tax Charge collected.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): Guideline Premium Test. An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date We issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY (CORPEXEC VUL II): The date as of which We deduct the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MONTHLY DEDUCTION DAY (CORPEXEC VUL III/IV/V): The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives We have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).



NET PREMIUM: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date We use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit We will pay to your beneficiary when We receive proof that the Insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

TARGET PREMIUM: An amount used to determine the Sales Expense Charge that is based on the Face Amount.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

YOUR POLICY

     CorpExec VUL is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996.

     The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load ("DPL") Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section for a summary of state variations to the policy free look provision.

ABOUT THE SEPARATE ACCOUNT

     The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC.


     The Separate Account currently consists of 95 Investment Divisions and 80 are available under a policy. You may invest in a total of 20 Allocation Alternatives at any one time. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of our policyowners.

     Specifically We reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts;

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

       -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

CORPEXEC VUL IV ONLY:

     We also offer an enhanced current Fixed Account interest crediting rate for Plans where the aggregate premium allocated to the Fixed Account for policies owned under such a Plan is $5,000,000 or more on the Plan issue date. Policies will also qualify for this enhancement if, on the Plan anniversary in Years 2-15, the aggregate Cash Value in the Fixed Account for the policies is at least $4,500,000.

     The qualification date for each policy under the Plan for the enhanced current Fixed Account interest crediting rate is the Plan anniversary date. Some policy anniversary dates may differ from the Plan anniversary date. The enhanced current Fixed Account interest crediting rate will apply to these policies on their respective anniversary based upon the qualification of the Plan. All policies will receive the enhanced current Fixed Account interest crediting rate for a full Policy Year.

     Policies eligible for the enhanced rate will receive the following increase in the current Fixed Account crediting rate:

Policy Years  2-5          0.35%
Policy Years  6-8          0.65%
Policy Years  9-10         0.60%
Policy Year   11           0.40%
Policy Years  12-13        0.20%
Policy Years  14-15        0.10%


CORPEXEC VUL V ONLY:

     For Plans with assets allocated to the Fixed Account, We offer an enhanced current Fixed Account interest crediting rate.

     The current Fixed Account crediting rate is increased by the following rates:

Policy Years  2-5          0.35%
Policy Years  6-8          0.65%
Policy Years  9-10         0.60%
Policy Year   11           0.40%
Policy Years  12-13        0.20%
Policy Years  14-15        0.10%


HOW TO REACH US FOR POLICY SERVICES

     You may reach Us at our Service Office address listed on the first page of this prospectus.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." The Funds' shares may be available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from "Rule 12b-1" fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the Policies, and, in its role as an intermediary of the Funds.


     The amounts We receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.40% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



     The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the fund prospectuses found at the end of this prospectus. You should read a Fund's prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.




-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,              New York Life Investment
 Inc.:                              Management LLC ("New York Life
                                             Investments")

  --MainStay VP Bond--Initial                                          - Seeks the highest income over the long term
     Class                                                               consistent with preservation of principal.

  --MainStay VP Cash                                                   - Seeks a high level of current income preserving
     Management                                                          capital and maintaining whole liquidity.

  --MainStay VP Common                Subadviser: Madison Square       - Seeks long-term growth of capital, with income
     Stock--Initial Class                Investors LLC ("MSI")           as a secondary consideration.

  --MainStay VP Convertible--       Subadviser: MacKay Shields LLC     - Seeks capital appreciation together with current
     Initial Class                            ("MacKay")                 income.

  --MainStay VP Floating                                               - Seeks to provide high current income.
     Rate--Initial Class

  --MainStay VP                           Subadviser: MacKay           - Seeks a high level of current income, consistent
     Government--Initial Class                                           with safety of principal.

  --MainStay VP Growth                      Subadviser: MSI            - Seeks long-term growth of capital.
     Equity--Initial Class
     (formerly MainStay VP
     Capital Appreciation--
     Initial Class)


-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund,
 Inc. (continued):


  --MainStay VP High Yield                Subadviser: MacKay           - Seeks maximum current income through investment
     Corporate Bond--Initial                                             in a diversified portfolio of high yield, debt
     Class                                                               securities. Capital appreciation is a secondary
                                                                         objective.

  --MainStay VP ICAP Select        Subadviser: Institutional Capital   - Seeks a superior total return.
     Equity--Initial Class                        LLC

  --MainStay VP International             Subadviser: MacKay           - Seeks to provide long-term growth of capital
     Equity--Initial Class                                               commensurate with an acceptable level of risk by
                                                                         investing in a portfolio consisting primarily of
                                                                         non-U.S. equity securities. Current income is a
                                                                         secondary objective.

  --MainStay VP Mid Cap                     Subadviser: MSI            - Seeks long-term growth of capital.
     Core--Initial Class

  --MainStay VP S&P 500                     Subadviser: MSI            - Seeks to provide investment results that
     Index--Initial Class                                                correspond to the total return performance
                                                                         (reflecting reinvestment of dividends) of common
                                                                         stocks in the aggregate, as represented by the
                                                                         S&P 500(R) Index.

  --MainStay VP U.S. Small           Subadviser: Epoch Investment      - Seeks long-term capital appreciation by
     Cap Growth--Initial Class         Partners, Inc. ("Epoch")          investing primarily in securities of small-cap
     (formerly MainStay VP                                               companies.
     Developing Growth--
     Initial Class)
-------------------------------------------------------------------------------------------------------------------------



 AIM Variable Insurance Funds         Invesco Aim Advisors, Inc.*
 (Invesco Variable Insurance
 Funds)

  --Invesco V.I. Global Real              Subadviser: Invesco          - The fund's investment objective is total return
     Estate Fund--Series I             Asset Management Limited          through growth of capital and current income.
     Shares
     (formerly AIM V.I. Global
     Real Estate Fund--Series
     I Shares)

  --Invesco V.I.                                                       - The fund's investment objective is high total
     International Growth                                                return through growth of capital.
     Fund--Series I Shares
     (formerly AIM V.I.
     International Growth
     Fund--Series I Shares)

  --Invesco V.I. Mid Cap Core                                          - The fund's investment objective is long-term
     Equity Fund--Series I                                               growth of capital.
     Shares
     (formerly AIM V.I. Mid
     Cap Core Equity
     Fund--Series I Shares)
-------------------------------------------------------------------------------------------------------------------------



 The Alger Portfolios                 Fred Alger Management, Inc.

  --Alger SMidCap Growth--
     Class I-2 Shares
     (formerly Alger American
     SMidCap Growth
     Portfolio -- Class O)
                                                                       - Seeks long-term capital appreciation.


-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 AllianceBernstein(R) Variable          AllianceBernstein L.P.
 Products Series Fund, Inc.

  --AllianceBernstein VPS                                              - Seeks long-term growth of capital.
     International Value
     Portfolio

  --AllianceBernstein VPS                                              - Seeks long-term growth of capital.
     Small/MidCap Value
     Portfolio

-------------------------------------------------------------------------------------------------------------------------


 American Century Variable                 American Century
 Portfolios, Inc.                     Investment Management, Inc.

  --American Century VP                                                - Seeks long-term capital growth. Income is a
       Value--Class II                                                   secondary objective.

-------------------------------------------------------------------------------------------------------------------------

 American Funds Insurance           Capital Research and Management
 Series(R)                                 Company ("CRMC")

  --American Funds Asset                                               - High total return (including income and capital
     Allocation Fund--Class 2                                            gains) consistent with long-term preservation of
     Shares                                                              capital by investing in a diversified portfolio
                                                                         of common stocks and other equity securities,
                                                                         bonds and other intermediate and long-term debt
                                                                         securities, and money market investments (debt
                                                                         securities maturing in one year or less).

  --American Funds Global                                              - Long-term growth of capital by investing
     Growth Fund--Series I                                               primarily in common stocks of companies around
     Shares                                                              the world.

  --American Funds Global                                              - Long-term growth of capital by investing
     Small Capitalization                                                primarily in stocks and other equity type
     Fund--Class 2 Shares                                                securities of smaller companies located around
                                                                         the world.

  --American Funds Growth                                              - Long-term growth of capital by investing
     Fund--Class 2 Shares                                                primarily in common stocks of companies that
                                                                         offer superior opportunities for growth of
                                                                         capital. In seeking to pursue its investment
                                                                         objective, the Fund may invest in the securities
                                                                         of issuers representing a broad range of market
                                                                         capitalizations.

  --American Funds Growth-                                             - Long-term growth of capital and income by
     Income Fund--Class 2                                                investing primarily in common stocks or other
     Shares                                                              securities that demonstrate the potential for
                                                                         appreciation and/or dividends.

  --American Funds                                                     - Long-term growth of capital by investing
     International Fund--Class                                           primarily in common stocks of companies located
     2 Shares                                                            outside the United States.


-------------------------------------------------------------------------------------------------------------------------


 Davis Variable Account Fund,        Davis Selected Advisers, L.P.
 Inc.                                 Subadviser: Davis Selected
                                           Advisers--NY Inc.

  --Davis Value Portfolio                                              - Seeks long-term growth of capital.

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 Delaware VIP Trust                   Delaware Management Company

  --Delaware VIP                                                       - Seeks long-term growth without undue risk to
     International Value                                                 principal.
     Equity Series--Standard
     Class

-------------------------------------------------------------------------------------------------------------------------


 Dreyfus Investment Portfolios          The Dreyfus Corporation

  --Dreyfus IP Technology                                              - The portfolio seeks capital appreciation.
     Growth--Initial Shares

-------------------------------------------------------------------------------------------------------------------------


 DWS Investments VIT Funds                Deutsche Investment
                                       Management Americas Inc.
  --DWS Small Cap Index               Subadviser: Northern Trust       - The fund seeks to replicate, as closely as
 VIP--Class A Shares                       Investments, N.A.             possible, before the deduction of expenses, the
                                                                         performance of the Russell 2000 Index, which
                                                                         emphasizes stocks of small U.S. companies.

-------------------------------------------------------------------------------------------------------------------------


 DWS Variable Series I              Deutsche Investment Management
                                             Americas Inc.

  --DWS Global Opportunities                                           - The fund seeks above-average capital
     VIP--Class A Shares                                                 appreciation over the long term.

-------------------------------------------------------------------------------------------------------------------------


 DWS Variable Series II             Deutsche Investment Management
                                             Americas Inc.
  --DWS Dreman Small Mid               Subadviser: Dreman Value        - The fund seeks long-term capital appreciation.
     Cap Value VIP--Class A                Management L.L.C.
     Shares

-------------------------------------------------------------------------------------------------------------------------


 Fidelity(R) Variable               Fidelity Management & Research
 Insurance Products Fund                    Company ("FMR")


  --Fidelity(R) VIP                   Subadvisers: FMR Co., Inc.       - Seeks long-term capital appreciation.
     Contrafund(R)--Initial                    ("FMRC"),
     Class                          Fidelity Research and Analysis
                                           Company ("FRAC"),
                                         Fidelity Management &
                                         Research (U.K.) Inc.
                                             ("FMR U.K."),
                                   Fidelity International Investment
                                          Advisors ("FIIA"),
                                   Fidelity International Investment
                                        Advisors (U.K.) Limited
                                           ("FIIA (U.K.)L"),
                                      Fidelity Investments Japan
                                            Limited ("FIJ")

  --Fidelity(R) VIP Equity-                Subadvisers: FMRC           - Seeks reasonable income. The fund will also
     Income                                      FRAC                    consider the potential for capital appreciation.
     --Initial Class                           FMR U.K.                  The fund's goal is to achieve a yield which
                                                 FIIA                    exceeds the composite yield on the securities
                                             FIIA (U.K.) L               comprising the Standard & Poor's(SM) Index (S&P
                                                  FIJ                    500(R)).


-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 Fidelity(R) Variable
 Insurance Products Fund
 (continued)


  --Fidelity(R) VIP                        Subadvisers: FMRC           - Seeks to achieve capital appreciation.
     Growth--Initial Class                       FRAC
                                               FMR U.K.
                                                 FIIA
                                             FIIA (U.K.) L
                                                  FIJ

  --Fidelity(R) VIP Index 500         Subadvisers: Geode Capital       - Seeks investment results that correspond to the
     --Initial Class                        Management, LLC              total return of common stocks publicly traded in
                                                 FMRC                    the United States, as represented by the S&P
                                                                         500(R).

  --Fidelity(R) VIP Investment           Subadvisers: Fidelity         - Seeks as high a level of current income as is
     Grade Bond--Initial Class             Investments Money             consistent with the preservation of capital.
                                        Management, Inc. (FIMM)
                                                 FRAC
                                                 FIIA
                                             FIIA (U.K.) L

  --Fidelity(R) VIP Mid-Cap                Subadvisers: FMRC           - Seeks long-term growth of capital.
     --Initial Class                             FRAC
                                               FMR U.K.
                                                 FIIA
                                             FIIA (U.K.) L
                                                  FIJ

  --Fidelity(R) VIP Money                  Subadvisers: FIMM           - Seeks as high a level of current income as is
     Market Portfolio--Initial                   FRAC                    consistent with preservation of capital and
     Class                                       FIIA                    liquidity.
                                             FIA (U.K.) L
                                               FMR U.K.

  --Fidelity(R) VIP Overseas               Subadvisers: FMRC           - Seeks long-term growth of capital.
     --Initial Class                             FRAC
                                               FMR U.K.
                                                 FIIA
                                             FIIA (U.K.)L
                                                  FIJ

  --Fidelity(R) VIP Value                  Subadvisers: FMRC           - Seeks capital appreciation.
     Leaders--Initial Class                      FRAC
                                               FMR U.K.
                                                 FIIA
                                             FIIA (U.K.)L
                                                  FIJ

  --Fidelity(R) VIP Value                  Subadvisers: FMRC           - Seeks capital appreciation.
     Strategies--Service Class                   FRAC
     2                                         FMR U.K.
                                                 FIIA
                                             FIIA (U.K.) L
                                                  FIJ

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 Fidelity(R) Variable                  Strategic Advisers, Inc.
 Insurance Products Freedom
 Funds

  --Fidelity(R) VIP Freedom                                            - Seeks a high total return with a secondary
     2010 --Initial Class                                                objective of principal preservation as the fund
                                                                         approaches its target date and beyond.

  --Fidelity(R) VIP Freedom                                            - Seeks a high total return with a secondary
     2020 --Initial Class                                                objective of principal preservation as the fund
                                                                         approaches its target date and beyond.

  --Fidelity(R) VIP Freedom                                            - Seeks a high total return with a secondary
     2030 --Initial Class                                                objective of principal preservation as the fund
                                                                         approaches its target date and beyond.

  --Fidelity(R) VIP Freedom                                            - Seeks a high total return with a secondary
     2040 --Initial Class                                                objective of principal preservation as the fund
                                                                         approaches its target date and beyond.

-------------------------------------------------------------------------------------------------------------------------


 Janus Aspen Series                          Janus Capital
                                            Management LLC

  --Janus Aspen Balanced                                               - Seeks long-term capital growth, consistent with
     Portfolio--Institutional                                            preservation of capital and balanced by current
     Shares                                                              income.

  --Janus Aspen Enterprise                                             - Seeks long-term growth of capital.
     Portfolio--Institutional
     Shares

  --Janus Aspen Forty                                                  - Seeks long-term growth of capital.
     Portfolio--Institutional
     Shares

  --Janus Aspen Worldwide                                              - Seeks long-term growth of capital in a manner
     Portfolio--Institutional                                            consistent with the preservation of capital.
     Shares

-------------------------------------------------------------------------------------------------------------------------


 Lazard Retirement Series,                   Lazard Asset
 Inc.                                       Management LLC

  --Lazard Retirement                                                  - Seeks long term capital appreciation.
     International Equity
     Portfolio

-------------------------------------------------------------------------------------------------------------------------


 Lincoln Variable Insurance           Lincoln Investment Advisers
 Products Trust                               Corporation
                                        Subdaviser: BAMCO, Inc.

  --LVIP Baron Growth                                                  - Seeks capital appreciation through long-term
     Opportunities Fund--                                                investments in securities of small and mid-sized
     Service Class                                                       companies with undervalued assets or favorable
                                                                         growth prospects.

-------------------------------------------------------------------------------------------------------------------------


 Lord Abbett Series Fund, Inc.          Lord, Abbett & Co. LLC
                                            ("Lord Abbett")

  --Lord Abbett Mid-Cap Value                                          - Seeks capital appreciation through investments,
     Portfolio                                                           primarily in equity securities, which are
                                                                         believed to be undervalued in the marketplace.

-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 MFS(R) Variable Insurance         Massachusetts Financial Services
 Trust                                          Company
                                                ("MFS")

  --MFS(R) Utilities                                                   - Seeks total return.
     Series--Initial Class

  --MFS(R) Value                                                       - Seeks capital appreciation.
     Series--Initial Class

-------------------------------------------------------------------------------------------------------------------------

 MFS(R) Variable Insurance         Massachusetts Financial Services
 Trust II                                       Company

  --MFS Global Tactical                                                - Seeks total return.
     Allocation
     Portfolio--Initial Class
     (formerly MFS(R) Global
     Total Return
     Portfolio--Initial Class)

-------------------------------------------------------------------------------------------------------------------------


  Neuberger Berman Advisers                Neuberger Berman
  Management Trust                          Management LLC
                                         Subadviser: Neuberger          The Fund seeks growth of capital. (To pursue this
   --Neuberger Berman AMT                     Berman LLC                goal, the Fund invests mainly in common stocks of
      Partners Portfolio--                                              mid-to-large capitalization companies.)
     Class I

-------------------------------------------------------------------------------------------------------------------------


 Oppenheimer Variable                   OppenheimerFunds, Inc.,
 Account Funds

  --Oppenheimer Capital                                                - Seeks capital appreciation by investing in
     Appreciation Fund/VA--                                              securities of well-known, established companies.
     Non-Service Shares

-------------------------------------------------------------------------------------------------------------------------


 PIMCO Variable Insurance                 Pacific Investment
 Trust                                  Management Company LLC
                                               ("PIMCO")               - Seeks maximum total return, consistent with
  --PIMCO Global Bond                                                    preservation of capital and prudent investment
     Portfolio (Unhedged)--                                              management.
     Administrative Class
 Shares

  --PIMCO High Yield                                                   - Seeks maximum total return, consistent with
     Portfolio--Administrative                                           preservation of capital and prudent investment
     Class Shares                                                        management.

  --PIMCO Long-Term U.S.                                               - Seeks maximum total return, consistent with
     Government                                                          preservation of capital and prudent investment
     Portfolio--Administrative                                           management.
     Class Shares

  --PIMCO Low Duration                                                 - Seeks maximum total return, consistent with
     Portfolio--Administrative                                           preservation of capital and prudent investment
     Class Shares                                                        management.

  --PIMCO Real Return                                                  - Seeks maximum real return, consistent with
     Portfolio--Administrative                                           preservation of real capital and prudent
     Class Shares                                                        investment management.

  --PIMCO Total Return                                                 - Seeks maximum total return, consistent with
     Portfolio--Administrative                                           preservation of capital and prudent investment
     Class Shares                                                        management.


-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 Royce Capital Fund                     Royce & Associates, LLC

  --Royce Micro-Cap                                                    - Seeks long term growth of capital.
     Portfolio--Investment
     Class

  --Royce Small-Cap                                                    - Seeks long-term growth of capital. Any
     Portfolio--Investment                                               production of income is incidental to the Fund's
     Class                                                               investment goal.

-------------------------------------------------------------------------------------------------------------------------


 T. Rowe Price Equity               T. Rowe Price Associates, Inc.
 Series, Inc.                              ("T. Rowe Price")

  --T. Rowe Price Blue Chip                                            - Seeks to provide long-term capital growth.
     Growth Portfolio                                                    Income is a secondary objective.

  --T. Rowe Price Equity                                               - Seeks to provide substantial dividend income as
     Income Portfolio                                                    well as long-term growth of capital through
                                                                         investments in the common stocks of established
                                                                         companies.

  --T. Rowe Price Equity Index                                         - Seeks to match the performance of the Standard &
     500 Portfolio                                                       Poor's 500 Stock Index(R).

  --T. Rowe Price New America                                          - Seeks to provide long-term capital growth by
     Growth Portfolio                                                    investing primarily in the common stocks of
                                                                         growth companies.

  --T. Rowe Price Personal                                             - Seeks the highest total return over time
     Strategy Balanced                                                   consistent with an emphasis on both capital
     Portfolio                                                           appreciation and income.

-------------------------------------------------------------------------------------------------------------------------

 T. Rowe Price International       T. Rowe Price International, Inc.
 Series, Inc.

  --T. Rowe Price                                                      - Seeks long-term growth of capital through
     International Stock                                                 investments primarily in the common stocks of
     Portfolio                                                           established, non-U.S. companies.

-------------------------------------------------------------------------------------------------------------------------


 T. Rowe Price Fixed Income                  T. Rowe Price
 Series, Inc.

  --T. Rowe Price Limited-                                             - Seeks a high level of income consistent with
     Term Bond Portfolio                                                 moderate fluctuations in principal value.


-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
             FUND                         INVESTMENT ADVISER                          INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------

 The Universal Institutional           Morgan Stanley Investment
 Funds, Inc.                               Management, Inc.

  --UIF Emerging Markets Debt                                          - Seeks high total return by investing primarily
     Portfolio--Class I                                                  in fixed income securities of government and
     (formerly Morgan Stanley                                            government-related issuers and, to a lesser
     UIF Emerging Markets Debt                                           extent, of corporate issuers in emerging market
     Portfolio--Class I)                                                 countries.

  --UIF Emerging Markets              Subadvisers: Morgan Stanley      - Seeks long-term capital appreciation by
     Equity Portfolio--Class I     Investment Management Limited and     investing primarily in growth-oriented equity
     (formerly Morgan Stanley          Morgan Stanley Investment         securities of issuers in emerging market
     UIF Emerging Markets                 Management Company             countries.
     Equity Portfolio--Class
     I)

  --UIF U.S. Mid Cap Value                                             - Seeks above average total return over a market
     Portfolio--Class I                                                  cycle of three to five years by investing in
     (formerly Morgan Stanley                                            common stocks and other equity securities.
     UIF Mid Cap Value
     Portfolio--Class I)

  --UIF U.S. Real Estate                                               - Seeks above average current income and long-term
     Portfolio--Class I                                                  capital appreciation by investing primarily in
     (formerly Morgan Stanley                                            equity securities of companies in the U.S. real
     UIF U.S. Real Estate                                                estate industry, including real estate
     Portfolio--Class I)                                                 investment trusts ("REITs").

-------------------------------------------------------------------------------------------------------------------------


 Van Eck VIP Trust:                 Van Eck Associates Corporation

  --Van Eck VIP Multi-Manager            Subadvisers: Explorer         - Seeks absolute (positive) returns in various
     Alternatives                    Alternative Management, LLC;        market cycles.
     Fund--Initial Class               Analytic Investors, LLC;
     Shares                         Clutterbuck Capital Management
     (formerly Van Eck                           LLC;
     Worldwide Multi-Manager          Columbus Circle Investors;
     Alternatives                      Dix Hills Partners, LLC;
     Fund--Initial Class                     Lazard Asset
     Shares)                                Management LLC;
                                           Martingale Asset
                                           Management, L.P.;
                                            PanAgora Asset
                                           Management, Inc.;
                                             Tetra Capital
                                            Management, LLC

  --Van Eck VIP Global Bond                                            - Seeks high total return--income plus capital
     Fund--Initial Class                                                 appreciation--by investing globally, primarily
     Shares                                                              in a variety of debt securities.
     (formerly Van Eck
     Worldwide Bond
     Fund--Initial Class
     Shares)

  --Van Eck VIP Global Hard                                            - Seeks long-term capital appreciation by
     Assets Fund--Initial                                                investing primarily in "hard asset" securities.
     Class Shares                                                        Income is a secondary consideration.
     (formerly Van Eck
     Worldwide Hard Assets
     Fund--Initial Class
     Shares)


-------------------------------------------------------------------------------------------------------------------------






     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives.



     When you make your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazine provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.



INVESTMENT RETURN

     The investment return of a policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the Investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     For CorpExec VUL II: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, any dividend or capital gains distributions declared by the Funds, and the policy's Mortality and Expense Risk charge. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     For CorpExec VUL III, IV and V: The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, and rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in our own right, We may decide to do so.

     While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive voting instructions in a timely manner. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

                       CHARGES ASSOCIATED WITH THE POLICY


     As with all life Insurance policies, certain charges apply when you purchase the CorpExec VUL policy. The following is a summary explanation of these charges.


                        DEDUCTIONS FROM PREMIUM PAYMENTS

     When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

     We reserve the right to increase this charge in the future, but it will never exceed the maximums stated. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

  CorpExec VUL II:

     Current--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a Sales Expense Charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently deduct a Sales Expense Charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, We currently expect to deduct a Sales Expense Charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, We currently expect to deduct a Sales Expense Charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, We currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently expect to deduct a Sales Expense Charge of 0.25% from any additional premiums paid in that Policy Year.

  CorpExec VUL III and IV:

     Current--The Sales Expense Charge is deducted as follows: (1) During the first Policy Year, We currently deduct a Sales Expense Charge of 10.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 5.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (3) During Policy Years six and seven, We currently expect to deduct a Sales Expense Charge of 4.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year. (4) Beginning in the eighth Policy Year, We currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in that Policy Year.

  CorpExec VUL V:

     Current--The Sales Expense Charge is deducted as follows: (1) During the First Policy Year, We currently deduct a Sales Expense Charge of 14.00% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached,

We currently deduct a Sales Expense Charge of 1.00% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 10.00% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We currently do not expect to deduct a Sales Expense Charge from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

  CorpExec VUL II, III, IV and V:

     Guaranteed maximum--We may change the Sales Expense Charge at any time. During the first Policy Year, We guarantee that any Sales Expense Charge We deduct will never exceed 14% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge for more than 3% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any Sales Expense Charge We deduct will never exceed 10% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any Sales Expense Charge We deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge of more than 3% from any additional premiums paid in that Policy Year.

     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

     Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from zero to 3.50% (and sometimes higher in certain jurisdictions).

     We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Premium Tax Charge Back", and the rate may not be changed for the life of the policy. The amount We deduct for the state premium tax charge may not reflect the actual tax charge in your state. Two percent (2%) represents the approximate average of taxes assessed by the jurisdictions.

  CorpExec VUL II:

     We currently deduct 2.00% of each premium payment you make.

  CorpExec VUL III and IV:

     We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

  CorpExec VUL V:

     We currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium.

     Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make up to the Target Premium and 1.50% on the amount paid over the Target Premium, as a state tax charge.

FEDERAL PREMIUM TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law.

  CorpExec VUL II, III and IV:

     We deduct 1.25% of each premium payment you make.

  CorpExec VUL V:

     (1) During Policy Years one through seven, We currently deduct 1.25% of each premium payment you make. (2) Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

           DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in proportion to the policy's Cash Value in each.

MONTHLY CONTRACT CHARGE

     The monthly contract charge compensates Us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

  CorpExec VUL II:

     The monthly charge is currently equal to $5.00 ($60.00 annually).

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

  CorpExec VUL III, IV and V:

     The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually).

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $9.00 ($108.00 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                 a times (b - c)

     Where: a = the applicable cost of insurance rate per $1,000 of insurance b = the number of thousands of death benefit as of the Monthly
                 Deduction Day divided by 1.0032737, and for
             CorpExec VUL II:
             c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the monthly contract charge and any charges for riders are deducted).
             CorpExec VUL III, IV and V:
             c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount that We hold in the Fixed Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.25% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)

MORTALITY AND EXPENSE RISK CHARGE

CorpExec VUL II:

     Current--We currently deduct a daily Mortality and Expense Risk charge from the NAV of each Investment Division that is equal to an annual rate of 0.25%, or $2.50 per $1,000, of the net asset value of each Investment Division's assets.

CorpExec VUL III and IV:

     Current--We currently deduct on each monthly deduction day from the policy cash surrender value a monthly Mortality and Expense Risk charge that is equal to the following annual rates: 0.25% in Policy Year 1, or $2.50 per $1,000; 0.45% in Policy Years 2 to 25, or $4.50 per $1,000; and 0.25% in Policy Years 26 and following, or $2.50 per $1,000, of the separate account value of each Investment Division's assets.

CorpExec VUL V:

     Current--We currently expect to deduct on each monthly deduction day from the policy cash surrender value a Mortality and Expense Risk charge that is equal to the following annual rates: 0.50% in Policy Years one through ten, or $5.00 per $1,000, and 0.25% in Policy Years 11 and following, or $2.50 per $1,000, of the separate account value of each investment Division's assets.

CorpExec VUL II, III, IV and V:

     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division's assets.

     The mortality risk We assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering policies may be more than what We estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future, to reflect possible changes in the law.

                                  FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Fund Annual Expenses" for more information.)

                               TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

                              HOW THE POLICY WORKS

CorpExec VUL II:


     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6% hypothetical gross annual investment return, which results in a net annual investment return of 4.85% for all years:



Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............    1,031.25
          Above Target Premium Sales Expense Charge............        0.00
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,225.00
less:     Monthly contract charge
          (5.00 per month).....................................       60.00
less:     Charges for cost of insurance
          (varies monthly).....................................      409.74
plus:     Net investment performance
          (varies daily).......................................      289.66
                                                                  ---------
equals:   Cash Value...........................................   $6,044.92
plus:     Deferred Premium Load Account........................    1,275.00
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of first Policy Year).....................   $7,319.92



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL III:


     This example is based on the charges applicable to a policy during the first Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,782.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.11% for all years:



Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............      806.25
          Above Target Premium Sales Expense Charge............        0.00
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,450.00
less:     Mortality and Expense Risk charge
          (varies monthly).....................................       16.26
less:     Monthly contract charge
          (5.00 per month in Policy Years 2 and following).....        0.00
less:     Charges for cost of insurance
          (varies monthly).....................................      192.48
plus:     Net investment performance
          (varies daily).......................................      323.87
                                                                  ---------
equals:   Cash Value...........................................   $6,565.13
plus:     Deferred Premium Load Account........................    1,050.00
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of first Policy Year).....................   $7,615.13



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL IV:


     This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking Insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.11% for all years:



Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............      806.25
          Above Target Premium Sales Expense Charge............         0.0
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,450.00
less:     Mortality and Expense Risk charge
          (varies monthly).....................................       16.26
less:     Monthly contract charge
          (5.00 per month in Policy Years 2 and following).....        0.00
less:     Charges for cost of insurance
          (varies monthly).....................................      192.46
plus:     Net investment performance
          (varies daily).......................................      323.87
                                                                  ---------
equals:   Cash Value...........................................   $6,565.15
plus:     Deferred Premium Load Account........................    1,155.00
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of First Policy Year).....................   $7,720.15



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

CorpExec VUL V:


     This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $19,743.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual investment return of 5.11% for all years:



Premium Paid ..................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............    1,050.00
          Above Target Premium Sales Expense Charge............        0.00
          State Premium Tax Charge (2%)........................      150.00
          Federal Premium Tax Charge (1.25%)...................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,206.25
less:     Mortality and Expense Risk charge
          (varies monthly).....................................       31.23
less:     Charges for Cost of Insurance
          (varies monthly).....................................      192.46
less:     Monthly contract charge
          (5.00 per month in Policy Years 2 and following).....        0.00
plus:     Net investment performance
          (varies daily).......................................      310.99
                                                                  ---------
equals:   Cash Value...........................................   $6,293.55
plus:     Deferred Premium Load Account........................    1,423.13
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of First Policy Year).....................   $7,716.68



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.

                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

       -- increase/decrease the Face Amount

       -- choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

       -- delete riders

       -- change beneficiary

       -- change underlying investment options

       -- take a loan against or take a partial withdrawal from the value of the policy

     The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent to the Service Office at the address noted on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

PRIMARY INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

     Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations: Life Insurance Status of Policy, and IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

                                   THE POLICY


     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of premium allocation options including 80 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.


     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and Policy Debt.

HOW THE POLICY IS AVAILABLE

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $25,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy's Cash Value, including, but not limited to:

       -- the amount and frequency of the premium payments;

       -- the investment experience of the Investment Divisions you choose;

       -- the interest credited on the amount in the Fixed Account;

       -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

       -- the amount of charges We deduct.

CASH SURRENDER VALUE


     The Cash Surrender Value equals the Cash Value less policy debt.


ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT


     The balance of your premium payment after We deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium among up to any 20 of the 81 Allocation Alternatives.


AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day. A "Valuation Day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

     We calculate the value of an Accumulation Unit at the end of each Valuation Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Valuation Day by the net investment factor.

CorpExec VUL II:

     The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                    (a/b) - c

          Where: a = the sum of:

                  (1) the net asset value of a Portfolio share held in the
                      Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                  (2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

                 c = the Mortality and Expense Risk charge. This charge is
                     deducted on a daily basis. It is currently equal to an annual rate of .25% of the average daily net asset value of each Investment Division's assets.

CorpExec VUL III, IV and V:

     The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b)

          Where: a = the sum of:

                  (1) the net asset value of a Portfolio share held in the
                      Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                  (2) the per share amount of any dividends paid or capital gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

       -- Maximum Transfer.--The maximum amount you can transfer from the Fixed
          Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured's 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

       -- Minimum Transfer.--The minimum amount that may be transferred is $500, unless We agree otherwise.

       -- Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form We have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

     This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office at the address noted on the first page of this prospectus. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

     The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

       -- Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on Portfolio management, such as:

              a) impeding a Portfolio manager's ability to sustain an investment objective;

              b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

              c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                       ADDITIONAL BENEFITS THROUGH RIDERS


     You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on our standards and limits for issuing insurance and classifying risks. An additional "Term Insurance Benefit" is provided by a rider and is subject to the terms of both the policy and the rider. The policyowner may select either the Supplementary Term Rider ("STR") or the Level Term Rider ("LTR"), but not both riders. Also, the STR is not available to policyholders who elect the Guideline Premium Test (see "Premium Payments" for more information). If desired, the riders must be elected at policy application. Unlike the STR (which adjusts to maintain a targeted death benefit in combination with the base policy) the LTR provides for a level amount of Term Insurance Benefit in addition to the base policy as shown on the Policy Data Page. The following riders are currently available.

SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

       -- Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

       -- Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

       -- Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy's Life Insurance Benefit subsequently decreases as described in Section
1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

     Within certain limits, the policyowner may:

       -- Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

       -- Convert this rider to increase the Face Amount of the policyowner's base policy. The Target Face Amount of the policyowner's policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

     (a) the Target Face Amount is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

LEVEL TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider is in effect. It insures the same individual covered by the base policy. On the Issue Date, the Face Amount of this rider is the amount specified in the application and is shown on the Policy Data Page.

     Within certain limits, the policyowner may:

       -- Increase or decrease the Face Amount of the rider; and/or

       -- Convert this rider to increase the Face Amount of policyowner's base policy.

     If this rider is in effect, the policyowner may request changes to the policy if:

     (a) The total of the Face Amount of this rider and the Face Amount of the policy is not decreased to an amount below $26,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) The Face Amount of the rider does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Face Amount of the rider or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

-- TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR or LTR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUM PAYMENTS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.


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

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six Policy Years. Beginning in year seven, the cost of insurance rates under the term rider may be higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options.

                    OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to Us to the Service Office address noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Division(s) and/or Fixed Account you want to transfer money to;

       -- the date on which you want the transfers to be made, within limits;
          and


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

       -- how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request at the Service Office address listed on the first page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     To cancel the Dollar Cost Averaging option, We must receive a written request, in a form acceptable to Us, and sent to the Service Office address listed on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation form in a form acceptable to Us to the Service Office address listed on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations We may impose on the number of free transfers.

     To cancel the Automatic Asset Reallocation feature, We must receive a written request, in a form acceptable to Us, and sent to the Service Office address listed on the first page of this prospectus. You cannot elect Automatic Asset Reallocation if you have chosen Dollar

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

Cost Averaging. However, you have the option of alternating between these two policy features.


24 MONTH EXCHANGE PRIVILEGE



     At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange to Us at our Service Office address listed on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.



     In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at our Service Office, or such other location that We indicate to the policyowner in writing and the necessary payment for the exchange, if any.



     Policy value may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect, the Cash Value applied to your new policy.


               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

     The surrender value of your old policy is determined after the new life insurance policy has been issued. The value of your old policy may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

                                PREMIUM PAYMENTS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval

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

and by any method We make available. Premium payments must be sent to our Premium Remittance Center at the address noted on the first page of this prospectus. The policyowner selects a premium payment schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value, less any Policy Debt. You can call the telephone number listed on the first page of this prospectus to determine if We have received your premium payment.

     No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the IRC.

     Subsequent premium payments must also be sent to the Premium Remittance Center address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium payment will be credited to your policy on the Business Day that it is received at our Premium Remittance Center, assuming it is received prior to 4:00 p.m. Eastern time and that We have all of the information needed to credit the premium payment.

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

Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address noted on the first page of the prospectus (or any other address We indicate to you in writing) or the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.

     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, We will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

PREMIUM PAYMENTS

     When We receive a premium payment, We deduct the sales expense, state premium tax, and federal premium tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See "Life Insurance Benefit Options" for more information. You may call the telephone number listed on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

     The Net Premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After the free look period, or the date We receive your policy delivery receipt, whichever is later, We allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given Us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office address listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages must be in whole numbers and must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.

                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY


     You can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge a fee for a Face Amount increase.





     In addition, on or after the first policy anniversary, you can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus.



     A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive the policyowner's signed request for the decrease in a form acceptable to Us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease. The Face Amount can be changed while the Insured is living, but only if


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

the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.




POLICY PROCEEDS


     We will pay proceeds to your beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See "Federal Income Tax Considerations."

BENEFICIARIES OR PAYEES

     You have certain options regarding the policy's beneficiary:

       -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

       -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

       -- To change a revocable beneficiary while the Insured is living, you must send a written request in a form acceptable to Us to our Service Office at the address listed on the first page of this prospectus (or any other address We indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments We made or actions We have already taken.

       -- If no beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.


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

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

       -- If the policy is still in effect, We will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus (or any other address We indicate to you in writing).

       -- We may delay payment of any loan proceeds attributable to the Separate
          Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits Us to delay payment in order to protect our policyowners.

       -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

       -- We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

       -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if We delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.


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

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

PAYMENT OPTIONS

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, We may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     The beneficiary can elect to have the death benefit proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at our Service Office, at the address listed on the first page of this prospectus, We will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with Us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
       Under this option, We will pay interest on all or part of the Policy Proceeds you choose to keep with Us. You elect the frequency of the interest payments We make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
       Under this option, We make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     If you make a written request to the Service Office, in a form acceptable to Us, at the address listed on the first page of this prospectus, We will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, We increase or decrease the payee's age at that time, as follows:

1999-2005        2006-2015        2016-2025        2026-2035        2036 AND LATER
---------        ---------        ---------        ---------        --------------
    +1               0                -1               -2                 -3


     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the Insured is living, you can elect or change your payment option. To change your payment option, you must send a written request to the Service Office in a form acceptable to us at the address listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See "Policy Payment Information--Payees" for more information.)

     After the Insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies Us in writing to the Service Office and We agree.

     If We agree, a payee who has elected a payment option may later elect to have any unpaid amount, or the present value of any elected payments, placed under another option described in this section. When any payment under an option would be less than $100, We may pay any unpaid amount or present value in one sum. We will hold amounts to be paid under the options described below in our General Account.

LIFE INSURANCE BENEFIT OPTIONS

     The Life Insurance benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, We will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under "Policy Payment Information--Payment Options."

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

         The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. (See "Federal Income Tax Considerations--Status of Policy After Insured is Age 100" for more information.)

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. The policyowner may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

     Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test ("GPT") and a cash value corridor test or (2) a Cash Value Accumulation Test ("CVAT"). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

     Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor
    Table.......................................      215%       215%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from Corridor Table...........  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)......  $107,500   $100,000


     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 30,000
(3) Percentage on Date of Death from CVAT
    Table.......................................      288%       288%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from CVAT Table...............  $144,000   $ 86,400
(5) Death Benefit = Greater of (1) and (4)......  $144,000   $100,000


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, the policyowner can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if the policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If the policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed written request to our Service Office in a form acceptable to Us at the address listed on the first page of this prospectus (or any other address We indicate to you in writing).

                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP


     A successor policyowner can be named in the application, or in a signed written request, in a form acceptable to Us, that gives Us the information We need, sent to our Service Office at the address listed on the first page of this prospectus. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.


     The policyowner can also change the policyowner by sending a signed written request, in a form acceptable to Us, that gives Us the facts We need, to our Service Office at the address listed on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When We record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year We will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, We must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, We must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.


     If the policyowner increased the policy Face Amount or Term Face Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the policy Face Amount or Term Face Amount, the only amount payable with respect to that increase will be the total Cost of Insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.


MISSTATEMENT OF AGE OR GENDER

     If the Insured's age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

     While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, We must receive a signed copy of such assignment at our Service Office at the address noted on the first page of this prospectus or any other address We indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal of the policy's Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the

Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, we must receive the policyowner's signed request in a form acceptable to Us at our Service Office address listed on the first page of this prospectus.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

          (a) is zero, and

          (b) is the partial withdrawal less the greater of

             (i) zero, or

             (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect, a partial withdrawal will first reduce the Cumulative Premium Amount and may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

          (a) is zero, and

          (b) is the excess, if any, of the partial withdrawal over the Cumulative Premium Amount immediately prior to the partial withdrawal less the greater of

             (i) zero, or

             (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the policyowner's signed request in a form acceptable to Us at our Service Office.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations".)

                                   SURRENDERS

CASH VALUE


     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE


     The Cash Surrender Value equals the Cash Value.


ALTERNATIVE CASH SURRENDER VALUE


     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.


     Upon surrender, you will receive the full Cash Surrender Value less any Policy Debt, or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value of ACSV will be calculated as of the date on which We receive your signed request, in a form acceptable to Us, at our Service Office, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Office.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

  CorpExec VUL II:

     The Deferred Premium Load Account value during the first Policy Year is equal to the cumulative Sales Expense Charge, State Premium Tax Charge and Federal Premium Tax Charge collected during the first Policy Year.

     The Deferred Premium Load Account value on each Monthly Deduction Day on and or after the first Policy Anniversary will be equal to (a) multiplied by
(b), where:

     (a) is the cumulative Sales Expense Charge, State Premium Tax Charge and Federal Premium Tax Charge; and

     (b) is (i) divided by (ii), where:

          (i) is the number of Monthly Deduction Days remaining until the 7th Policy Anniversary; and

          (ii) 72.

     The value of the Deferred Premium Load Account is zero on or after the 7th policy anniversary upon partial withdrawal or loan being taken from this policy or upon lapse of the policy.

  CorpExec VUL III:

     The Deferred Premium Load Account value during the first Policy Year is equal to the Cumulative Sales Expense charge, state tax charge and federal tax charge collected during the first Policy Year. Beginning on the first policy anniversary and continuing until the 8th policy anniversary, the Deferred Premium Load Account will be amortized monthly on a straight-line basis. The deferred premium account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) plus (b) minus (c), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the cumulative sales expense charge, state tax charge, and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day; and

     (c) is the sum of (a) plus (b), divided by the number of Monthly Deduction Days remaining, including the current Monthly Deduction Day, until the 8th policy anniversary.

     The value of the Deferred Premium Load Account is zero on or after the 8th policy anniversary or upon lapse of the policy.

  CorpExec VUL IV:

     We will credit interest on any amount placed in the Deferred Premium Load Account as of the Business Day we receive it. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1..............    11.1%
Policy Anniversary 2..............    12.5%
Policy Anniversary 3..............    14.3%
Policy Anniversary 4..............    16.7%
Policy Anniversary 5..............    20.0%
Policy Anniversary 6..............    25.0%
Policy Anniversary 7..............    33.3%
Policy Anniversary 8..............    50.0%
Policy Anniversary 9..............  100.00%


     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;

     (c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2......................  88.9%
Policy Year 3......................  87.5%
Policy Year 4......................  85.7%
Policy Year 5......................  83.3%
Policy Year 6......................  80.0%
Policy Year 7......................  75.0%
Policy Year 8......................  66.7%
Policy Year 9......................  50.0%


     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

     The value of the Deferred Premium Load Account is zero on or after the 9th policy anniversary or upon lapse of the policy.

  CorpExec VUL V:

     We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the policy anniversary. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Anniversary 1...............    9.5%
Policy Anniversary 2...............   10.0%
Policy Anniversary 3...............   10.5%
Policy Anniversary 4...............   12.0%
Policy Anniversary 5...............   17.0%
Policy Anniversary 6...............   20.0%
Policy Anniversary 7...............   23.0%
Policy Anniversary 8...............   24.0%
Policy Anniversary 9...............   25.0%
Policy Anniversary 10..............  100.0%


     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;

     (c) is a percentage of the cumulative sales expense charge, state premium tax charge and federal premium tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2......................  90.5%
Policy Year 3......................  90.0%
Policy Year 4......................  89.5%
Policy Year 5......................  88.0%
Policy Year 6......................  83.0%
Policy Year 7......................  80.0%
Policy Year 8......................  77.0%
Policy Year 9......................  76.0%
Policy Year 10.....................  75.0%


     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

REQUESTING A SURRENDER

     To surrender the policy, you must send a written request in a form acceptable to Us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address We indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, We will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request. A surrender may result in taxable income and a penalty tax to you. See "Federal Income Tax Considerations" for more information.

                                      LOANS

     Using the policy as sole security, the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of your policy's Cash Value, less any Policy Debt. Your state may have a different limit on loan value. See your policy for more information.

LOAN ACCOUNT


     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) the loan interest to the next Policy Anniversary; plus (3) any Policy Debt; minus (4) the amount in the Loan Account before these transfers. The effective date of the loan is the Business Day We receive your loan request in a form acceptable to Us at the Service Office listed on the first page of this prospectus, if we receive it before the close of regular trading on the New York Stock Exchange, generally 4 P.M. Requests received after the NYSE closes are effective the next Business Day.


     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT

     The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be less than the annual rate We charge for policy loans and in no event will it be less than 3.00% per annum. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.25% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.

LOAN INTEREST

     While the guaranteed maximum annual loan interest rate is 6.00%, currently the effective annual loan interest rate We charge is 4.00%, payable in arrears. This current rate is determined by us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.

     On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

     If a loan is outstanding when the death benefit or surrender proceeds become payable, We will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy

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





Debt exceeds the Cash Value of the policy, We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which We mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. (See, "Termination and Reinstatement--Reinstatement Option.")


THE EFFECT OF A POLICY LOAN


     A loan, repaid or not, has a permanent effect on your policy's Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.



     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of the loans taken, including unpaid loan interest, exceeds the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)


                          TERMINATION AND REINSTATEMENT

LATE PERIOD


     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value, less any Policy Debt, of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.


     If the Insured dies during the late period, We will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to Us to the Service Office address listed on the first page of this prospectus within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days

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

after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.

     In order to reinstate the policy, a payment must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 3 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.

     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us at our Service Office.

                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.


     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in "Other Tax Issues" below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.


     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into

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

account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These

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

differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

IRC SECTION 101(J)--IMPACT ON EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

       (1) the insured was an individual who was an employee within 12 months of his death;


       (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2010), directors and anyone else in the top 35 percent of employees based on compensation;


       (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

       (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.


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

     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS


     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.



     A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the seven-pay premiums. Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within

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

two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


STATUS OF THE POLICY AFTER THE INSURED IS AGE 100



     The IRS is considering the status of a life insurance policy after the Insured reaches age 100. The IRS has not issued final guidance on this issue. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.


POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which

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

you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.


3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME



     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).


POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income

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

on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES


     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For information about policy assignments and exchanges, you should consult a qualified tax advisor.


REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. In addition, unless legislation providing for different rules is enacted, (1) the Federal estate tax will not apply for estates of decedents dying in 2010, (2) the generation-skipping transfer tax will not apply to transfers made in 2010 and (3) Federal estate and generation-skipping transfer taxes will be reinstated in 2011, using the tax rates (up to 55%) and exemption amounts ($1,000,000) that were applicable in 2001. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.


QUALIFIED PLANS

     The policies may not be used with qualified plans.

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect.


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

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.



     Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 10.25% for Policy Years 5-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for policy years 5-10.


     The total commissions paid during the fiscal years ended December 31, 2009, 2008 and 2007 were $5,897,788, $12,398,063 and $19,549,245, respectively. NYLIFE
Distributors did not retain any of these commissions.


     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office

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

management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

     Please refer to the Statement of Additional Information ("SAI") for additional information on distribution and compensation arrangements. The SAI is posted on our website, www.newyorklife.com. For a paper copy of the SAI, call
(888) 695-4748 or write to the Service Office listed on the first page of this prospectus.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, We must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2009 and 2008, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2009 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2008, and the statement of operations, and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

                                STATE VARIATIONS

     The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review Your Policy.

CALIFORNIA:

     Free Look. Within 20 days after delivery (30 days if you are 60 or more and you, not your employer, own the policy), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.

DISTRICT OF COLUMBIA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.

NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:

     Free Look. Within 20 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.

OKLAHOMA:

     Free Look. Within 20 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.

                                   APPENDIX A

                                  ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     For CorpExec VUL II, CorpExec VUL III and CorpExec VUL IV, Table 1 reflects all deductions and charges under the policy and assumes that the cost of insurance charge is based on the current cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their current levels.

     For CorpExec VUL II, CorpExec VUL III and CorpExec VUL IV, Table 2 reflects all deductions and charges under the policy and assumes that the cost of Insurance charge is based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     For CorpExec VUL II, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL II, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL III and CorpExec VUL IV, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-25, and

0.25% in years 26+ (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL V, Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.50% in years 1-10, and 0.25% thereafter (on a current basis) of the Cash Value allocated to the Separate Account.

     For CorpExec VUL III, CorpExec VUL IV and CorpExec VUL V, Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.


     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.84% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 10% would correspond to illustrated net investment returns of: -1.09%, 4.85% and 8.80% for CorpExec VUL II, Table 1, -1.73%, 4.17% and 8.10% for CorpExec VUL II, Table 2, and -0.84%, 5.11% and 9.08% for CorpExec VUL III, CorpExec VUL IV, and CorpExec VUL V for Tables 1 and 2.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                 CORPEXEC VUL II

                                     TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000

                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                 RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     15,608     16,591       17,246     19,178     20,161       20,816
      2        1,000,000    1,000,000    1,000,000     31,734     34,724       36,779     36,984     39,974       42,028
      3        1,000,000    1,000,000    1,000,000     47,558     53,611       57,906     53,579     59,632       63,926
      4        1,000,000    1,000,000    1,000,000     63,009     73,216       80,697     68,889     79,096       86,577
      5        1,000,000    1,000,000    1,000,000     78,127     93,616      105,346     82,957     98,446      110,176
      6        1,000,000    1,000,000    1,000,000     92,834    114,772      131,942     95,705    117,642      134,813
      7        1,000,000    1,000,000    1,000,000    106,969    136,561      160,506    106,969    136,561      160,506
      8        1,000,000    1,000,000    1,000,000    121,845    160,423      192,693    121,845    160,423      192,693
      9        1,000,000    1,000,000    1,000,000    136,371    185,300      227,615    136,371    185,300      227,615
     10        1,000,000    1,000,000    1,000,000    150,628    211,329      265,614    150,628    211,329      265,614
     15        1,000,000    1,000,000    1,000,000    212,578    356,366      509,121    212,578    356,366      509,121
     20        1,000,000    1,000,000    1,471,164    252,765    529,061      865,391    252,765    529,061      865,391
     25        1,000,000    1,000,000    1,946,373    190,778    655,352    1,280,509    190,778    655,352    1,280,509





Assuming a Fund fee average of 0.84%:


0% gross = -1.09% net


6% gross = 4.85% net


10% gross = 8.80% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL II

                                     TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
      1        1,000,000    1,000,000    1,000,000     12,552     13,434     14,023     16,175     17,057     17,645
      2        1,000,000    1,000,000    1,000,000     25,439     28,027     29,813     30,776     33,365     35,150
      3        1,000,000    1,000,000    1,000,000     37,831     42,960     46,616     43,956     49,086     52,741
      4        1,000,000    1,000,000    1,000,000     49,627     58,141     64,412     55,612     64,126     70,397
      5        1,000,000    1,000,000    1,000,000     60,839     73,591     83,300     65,756     78,508     88,217
      6        1,000,000    1,000,000    1,000,000     71,478     89,331    103,386     74,401     92,254    106,310
      7        1,000,000    1,000,000    1,000,000     81,443    105,272    124,680     81,443    105,272    124,680
      8        1,000,000    1,000,000    1,000,000     91,692    122,444    148,357     91,692    122,444    148,357
      9        1,000,000    1,000,000    1,000,000    101,207    139,845    173,536    101,207    139,845    173,536
     10        1,000,000    1,000,000    1,000,000    109,904    157,408    200,288    109,904    157,408    200,288
     15        1,000,000    1,000,000    1,000,000    139,534    246,878    363,079    139,534    246,878    363,079
     20        1,000,000    1,000,000    1,014,235    139,289    336,240    596,609    139,289    336,240    596,609
     25        1,000,000    1,000,000    1,261,333      8,357    323,236    829,824      8,357    323,236    829,824





Assuming a Fund fee average of 0.84%:


0% gross = -1.73% net


6% gross = 4.17% net


10% gross = 8.10% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                     TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                 RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     17,235     18,287       18,989     20,175     21,227       21,929
      2        1,000,000    1,000,000    1,000,000     35,122     38,353       40,579     39,263     42,493       44,719
      3        1,000,000    1,000,000    1,000,000     52,447     59,011       63,679     57,472     64,035       68,704
      4        1,000,000    1,000,000    1,000,000     69,152     80,224       88,360     74,684     85,757       93,893
      5        1,000,000    1,000,000    1,000,000     85,463    102,249      114,994     91,031    107,816      120,562
      6        1,000,000    1,000,000    1,000,000    101,621    125,374      144,013    106,452    130,205      148,844
      7        1,000,000    1,000,000    1,000,000    117,381    149,398      175,367    120,637    152,654      178,623
      8        1,000,000    1,000,000    1,000,000    133,365    175,025      209,952    133,365    175,025      209,952
      9        1,000,000    1,000,000    1,000,000    148,997    201,725      247,424    148,997    201,725      247,424
     10        1,000,000    1,000,000    1,000,000    164,183    229,464      287,964    164,183    229,464      287,964
     15        1,000,000    1,000,000    1,058,454    233,953    386,474      548,422    233,953    386,474      548,422
     20        1,000,000    1,000,000    1,586,677    291,941    580,453      933,339    291,941    580,453      933,339
     25        1,000,000    1,110,169    2,122,081    255,972    730,374    1,396,106    255,972    730,374    1,396,106





Assuming a Fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                CORPEXEC VUL III

                                     TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
      1        1,000,000    1,000,000    1,000,000     12,549     13,430     14,020     16,171     17,053     17,642
      2        1,000,000    1,000,000    1,000,000     25,433     28,019     29,806     30,923     33,510     35,297
      3        1,000,000    1,000,000    1,000,000     37,825     42,951     46,609     44,718     49,844     53,503
      4        1,000,000    1,000,000    1,000,000     49,627     58,136     64,412     57,368     65,877     72,154
      5        1,000,000    1,000,000    1,000,000     60,854     73,598     83,317     68,748     81,493     91,211
      6        1,000,000    1,000,000    1,000,000     71,519     89,362    103,434     78,637     96,480    110,552
      7        1,000,000    1,000,000    1,000,000     81,521    105,339    124,772     86,471    110,289    129,722
      8        1,000,000    1,000,000    1,000,000     91,788    122,532    148,481     91,788    122,532    148,481
      9        1,000,000    1,000,000    1,000,000    101,297    139,927    173,667    101,297    139,927    173,667
     10        1,000,000    1,000,000    1,000,000    109,988    157,484    200,429    109,988    157,484    200,429
     15        1,000,000    1,000,000    1,000,000    139,577    246,899    363,279    139,577    246,899    363,279
     20        1,000,000    1,000,000    1,014,741    139,268    336,147    596,906    139,268    336,147    596,906
     25        1,000,000    1,000,000    1,262,078      8,219    322,921    830,314      8,219    322,921    830,314





Assuming a Fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL IV

                                     TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS          GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                 RETURN OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     17,235     18,287       18,989     20,469     21,521       22,223
      2        1,000,000    1,000,000    1,000,000     35,123     38,354       40,579     40,133     43,364       45,590
      3        1,000,000    1,000,000    1,000,000     52,448     59,012       63,681     59,090     65,654       70,323
      4        1,000,000    1,000,000    1,000,000     69,156     80,228       88,364     77,199     88,271       96,407
      5        1,000,000    1,000,000    1,000,000     85,471    102,257      115,003     94,573    111,359      124,104
      6        1,000,000    1,000,000    1,000,000    101,634    125,389      144,029    111,122    134,877      153,517
      7        1,000,000    1,000,000    1,000,000    117,404    149,423      175,394    126,617    158,637      184,608
      8        1,000,000    1,000,000    1,000,000    133,401    175,065      209,994    140,931    182,595      217,525
      9        1,000,000    1,000,000    1,000,000    149,045    201,780      247,484    153,764    206,499      252,203
     10        1,000,000    1,000,000    1,000,000    164,230    229,521      288,029    164,230    229,521      288,029
     15        1,000,000    1,000,000    1,058,646    233,998    386,547      548,521    233,998    386,547      548,521
     20        1,000,000    1,000,000    1,586,925    291,984    580,548      933,485    291,984    580,548      933,485
     25        1,000,000    1,110,345    2,122,406    256,015    730,490    1,396,320    256,015    730,490    1,396,320





Assuming a Fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL IV

                                     TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
      1        1,000,000    1,000,000    1,000,000     12,549     13,430     14,020     16,171     17,053     17,642
      2        1,000,000    1,000,000    1,000,000     25,432     28,018     29,805     31,126     33,712     35,499
      3        1,000,000    1,000,000    1,000,000     37,823     42,949     46,608     45,240     50,366     54,025
      4        1,000,000    1,000,000    1,000,000     49,626     58,135     64,411     58,367     66,876     73,152
      5        1,000,000    1,000,000    1,000,000     60,857     73,600     83,319     70,456     83,199     92,918
      6        1,000,000    1,000,000    1,000,000     71,529     89,372    103,444     81,434     99,277    113,349
      7        1,000,000    1,000,000    1,000,000     81,547    105,367    124,800     91,063    114,883    134,316
      8        1,000,000    1,000,000    1,000,000     91,850    122,597    148,548     99,353    130,100    156,051
      9        1,000,000    1,000,000    1,000,000    101,399    140,038    173,783    106,017    144,655    178,401
     10        1,000,000    1,000,000    1,000,000    110,089    157,600    200,556    110,089    157,600    200,556
     15        1,000,000    1,000,000    1,000,000    139,676    247,050    363,478    139,676    247,050    363,478
     20        1,000,000    1,000,000    1,015,288    139,368    336,352    597,228    139,368    336,352    597,228
     25        1,000,000    1,000,000    1,262,737      8,326    323,215    830,748      8,326    323,215    830,748





Assuming a Fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL V

                                     TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES



                                                                                            END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)         VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS          ASSUMING HYPOTHETICAL GROSS       GROSS ANNUAL INVESTMENT RETURN
                   ANNUAL INVESTMENT RETURN OF          ANNUAL INVESTMENT RETURN OF                     OF
  VALUE(1)     -----------------------------------    -------------------------------    -------------------------------
POLICY YEAR        0%           6%          10%          0%         6%         10%          0%         6%         10%
-----------    ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------
      1        1,000,000    1,000,000    1,000,000     16,517     17,526       18,200     20,502     21,511       22,185
      2        1,000,000    1,000,000    1,000,000     33,517     36,605       38,733     40,253     43,342       45,470
      3        1,000,000    1,000,000    1,000,000     49,957     56,220       60,676     59,381     65,644       70,100
      4        1,000,000    1,000,000    1,000,000     65,782     76,335       84,090     77,800     88,352       96,107
      5        1,000,000    1,000,000    1,000,000     81,220     97,200      109,336     95,547    111,526      123,662
      6        1,000,000    1,000,000    1,000,000     98,012    120,695      138,488    112,051    134,734      152,526
      7        1,000,000    1,000,000    1,000,000    114,394    145,098      169,973    127,672    158,376      183,251
      8        1,000,000    1,000,000    1,000,000    130,886    171,002      204,571    142,577    182,693      216,263
      9        1,000,000    1,000,000    1,000,000    147,015    197,982      242,043    157,228    208,195      252,256
     10        1,000,000    1,000,000    1,000,000    162,684    226,000      282,560    171,542    234,858      291,418
     15        1,000,000    1,000,000    1,058,854    237,147    388,630      548,629    237,147    388,630      548,629
     20        1,000,000    1,006,334    1,608,050    300,378    591,961      945,912    300,378    591,961      945,912
     25        1,000,000    1,143,821    2,172,873    267,770    752,514    1,429,522    267,770    752,514    1,429,522





Assuming a Fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                 CORPEXEC VUL V

                                     TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                           ASSUMING GUARANTEED CHARGES



                                                                                         END OF YEAR CASH SURRENDER
                   END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUE(1)       VALUE ASSUMING HYPOTHETICAL
                   ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS        GROSS ANNUAL INVESTMENT
                   ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF               RETURN OF
  VALUE(1)     -----------------------------------    -----------------------------    -----------------------------
POLICY YEAR        0%           6%          10%          0%         6%        10%         0%         6%        10%
-----------    ---------    ---------    ---------    -------    -------    -------    -------    -------    -------
     1         1,000,000    1,000,000    1,000,000     12,549     13,430     14,020     16,171     17,053     17,642
     2         1,000,000    1,000,000    1,000,000     25,432     28,019     29,806     31,229     33,815     35,602
     3         1,000,000    1,000,000    1,000,000     37,825     42,951     46,610     45,546     50,672     54,331
     4         1,000,000    1,000,000    1,000,000     49,632     58,141     64,417     59,033     67,541     73,818
     5         1,000,000    1,000,000    1,000,000     60,869     73,614     83,333     71,591     84,335     94,054
     6         1,000,000    1,000,000    1,000,000     71,550     89,395    103,469     82,758    100,603    114,677
     7         1,000,000    1,000,000    1,000,000     81,581    105,404    124,840     92,773    116,596    136,032
     8         1,000,000    1,000,000    1,000,000     91,903    122,656    148,612    101,855    132,609    158,565
     9         1,000,000    1,000,000    1,000,000    101,488    140,138    173,892    110,369    149,019    182,773
     10        1,000,000    1,000,000    1,000,000    110,253    157,784    200,755    118,213    165,744    208,714
     15        1,000,000    1,000,000    1,000,000    139,836    247,291    363,791    139,836    247,291    363,791
     20        1,000,000    1,000,000    1,016,149    139,530    336,678    597,734    139,530    336,678    597,734
     25        1,000,000    1,000,000    1,263,775      8,500    323,681    831,431      8,500    323,681    831,431





Assuming a Fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Distribution and Compensation Arrangements............................       2
Financial Statements..................................................       4
Performance Summary...................................................     P-1
NYLIAC & Separate Account Financial Statements........................     F-1




     Information about CorpExec VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.


     For a free personalized illustration, or more information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

                         (THIS PAGE INTENTIONALLY LEFT BLANK)

                         STATEMENT OF ADDITIONAL INFORMATION

                                        DATED


                                     MAY 1, 2010


                                         FOR

                              CORPORATE EXECUTIVE SERIES
                           VARIABLE UNIVERSAL LIFE POLICIES

                                         FROM

                   NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2010 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") or by writing to NYLIAC at the Service Office telephone number and address listed on the first page of the CorpExec VUL prospectus. The CorpExec VUL prospectus is also posted to our corporate website (www.newyorklife.com). Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Distribution and Compensation Arrangements............................       2
Financial Statements..................................................       4
NYLIAC & Separate Account Financial Statements........................     F-1


     CORPEXEC VUL IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.



     Broker-dealers receive commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1, 12.5% for Policy Years 2-4, 10.25% for Policy Years 5-7, and 1.5% for Policy Years 8-10. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 1.5% for Policy Years 5-10.


     The commissions paid during the fiscal years ended December 31, 2009, 2008, and 2007 were $5,897,788, $12,398,063, and $19,549,245, respectively. NYLIFE
Distributors did not retain any of these commissions.


     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training and recruiting of agents.


     M Holdings Securities, Inc., 1125 Northwest Couch Street, Portland, OR 97209 is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In addition to the commissions described above, in 2008 M Financial Holdings Incorporated, a Brokerage General Agency affiliated with M Holdings Securities, Inc. received override payments of $15,554,87 on the policies based on a percentage of the commissions its affiliated registered representatives received.

     NFP Securities, Inc., 1250 Capital of Texas Highway, Austin, Texas 78746, is a broker-dealer that sells the life insurance products of New York Life and its affiliates. In 2009, in addition to the commissions described above, NFP Securities, Inc. and its affiliate, NFP Insurance Services, Inc., received override payments of $203,012 based on a percentage of the commissions its affiliated registered representatives received.


     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2009 and 2008, and the consolidated statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2009 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2009 and the statement of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


                                 CORPEXEC VUL VI

               CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE


                             PROSPECTUS--MAY 1, 2010


      A FLEXIBLE PREMIUM CORPORATE SPONSORED VARIABLE LIFE INSURANCE POLICY
                          OFFERED TO INDIVIDUALS UNDER
      NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

This Prospectus describes NYLIAC CorpExec VUL VI, which is part of the NYLIAC Corporate Executive Series Variable Universal Life Insurance Policies. The other policies in the Series are described in a separate prospectus.

     Please use the following addresses to send policy premium payments and service requests to Us:

SERVICE OFFICE:
New York Life Insurance and Annuity
  Corporation
NYLIFE Distributors, LLC
Attention: Executive Benefits
11400 Tomahawk Creek Parkway,
Suite 200
Leawood, KS 66211
Telephone: (913) 906-4000



     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This prospectus is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them or in any supplemental sales material We authorize.

                                TABLE OF CONTENTS



                                       PAGE
                                       ----
Summary of Benefits and Risks......       4
  Benefits.........................       4
  Risks............................       6
Table of Fees and Expenses.........       9
Fund Annual Expenses...............      12
Definitions........................      15
Management and Organization........      17
     Insurer.......................      17
     Your Policy...................      17
     About the Separate Account....      17
Our Rights.........................      18
     The Fixed Account.............      18
     Interest Crediting............      19
     How to Reach Us for Policy
       Services....................      19
     Funds and Eligible
       Portfolios..................      20
     Investment Return.............      30
     Performance Calculations......      30
     Voting........................      30
Charges Associated with the
  Policy...........................      31
  Deductions from Premium
     Payments......................      31
     Sales Expense Charge..........      31
     State Premium Tax Charge......      32
     Federal Premium Tax Charge....      32
  Deductions from Accumulation
     Value and Fixed Account
     Value.........................      32
     Monthly Contract Charge.......      33
     Charge for Cost of Insurance..      33
     Rider Charges.................      33
     Loan Charges..................      33
     Mortality and Expense Risk
       Charge......................      34
     Charges for Federal Income
       Taxes.......................      34
  Allocating Expense Charge
     Deductions....................      34
  Fund Charges.....................      35
  Transaction Charges..............      35
     Partial Withdrawal Charge.....      35
     Transfer Charge...............      35
  How the Policy Works.............      36
Description of the Policy..........      36
  The Parties......................      36
     Policyowner...................      36
     Primary Insured...............      37
     Beneficiary...................      37
  The Policy.......................      37
     How the Policy is Available...      37
     Policy Premiums...............      38
     Cash Value....................      38
     Cash Surrender Value..........      38
     Alternative Cash Surrender
       Value.......................      38
     Investment Divisions and the
       Fixed Account...............      38
     Amount in the Separate
       Account.....................      39
     Determining the Value of an
       Accumulation Unit...........      39
     Amount in the Fixed Account...      39
     Transfers Among Investment
       Divisions and the Fixed
       Account.....................      40
     Limits on Transfers...........      40
  Additional Benefits through
     Riders........................      42
     Supplementary Term Rider......      42
     Term Rider vs. Base Policy
       Coverage....................      44
  Options Available at No
     Additional Charge.............      44
     Dollar-Cost Averaging.........      44
     Automatic Asset Reallocation..      45
  Tax-Free "Section 1035" Insurance
     Policy Exchanges..............      46
  24 Month Exchange Privilege......      46
Premium Payments...................      47
     Risk of Minimally Funded
       Policies....................      47
     Timing and Valuation..........      48
     Free Look.....................      48
     Premium Payments..............      48
     Premium Payments Returned for
       Insufficient Funds..........      49
Policy Payment Information.........      49
     When Life Insurance Coverage
       Begins......................      49
     Changing the Face Amount of
       Your Policy.................      49
     Policy Proceeds...............      50
     Beneficiaries or Payees.......      50
     When We Pay Policy Proceeds...      51
     Life Insurance Benefit
       Options.....................      52
     Selection of Life Insurance
       Benefit Table...............      53
     Effect of Investment
       Performance on the Death
       Benefit.....................      53
     Changing Your Life Insurance
       Benefit Option..............      54
Additional Policy Provisions.......      54
     Change of Ownership...........      54
     Records and Reports...........      55
     Limits on Our Rights to
       Challenge Your Policy.......      55
     Suicide.......................      55
     Misstatement of Age or Sex....      56
     Assignment....................      56
Partial Withdrawals and
  Surrenders.......................      56
  Partial Withdrawals..............      56
  Surrenders.......................      57
     Cash Value....................      57
     Cash Surrender Value..........      57
     Alternative Cash Surrender
       Value.......................      57

                                       PAGE
                                       ----
     Requesting a Surrender........      59
     When the Surrender is
       Effective...................      59
Loans..............................      59
     Loan Account..................      59
     Interest on Value in Loan
       Account.....................      60
     Loan Interest.................      60
     Loan Repayment................      60
     The Effect of a Policy Loan...      61
Termination and Reinstatement......      61
     Late Period...................      61
     Reinstatement Option..........      62
Federal Income Tax Considerations..      62
     Our Intent....................      62
     Tax Statutes of NYLIAC and the
       Separate Account............      63
     Charges for Taxes.............      63
     Diversification Standards and
       Control Issues..............      63
     Life Insurance Status of the
       Policy......................      64
     IRC Section 101(j)--Impact on
       Employer-Owned Policies.....      64
     Modified Endowment Contract
       Status......................      65
     Status of the Policy After the
       Insured is Age 100..........      66
     Policy Surrenders and Partial
       Withdrawals.................      66
     3.8 Percent Medicare Tax on
       Certain Investment Income...      67
     Policy Loans and Interest
       Deductions..................      67
     Corporate Owners..............      68
     Exchanges or Assignments of
       Policies....................      68
     Reasonableness Requirement for
       Charges.....................      68
     Other Tax Issues..............      68
     Qualified Plans...............      68
     Withholding...................      68
Distribution and Compensation
  Arrangements.....................      69
Legal Proceedings..................      70
Records and Reports................      70
Financial Statements...............      71
State Variations...................      72
Appendix A Illustration............     A-1
Obtaining Additional Information...      73




     THE CEVUL VI POLICY MAY NOT BE AVAILABLE IN YOUR JURISDICTION. PLEASE ASK YOUR REGISTERED REPRESENTATIVE FOR MORE INFORMATION.

                          SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of CorpExec VUL VI, a series of NYLIAC Corporate Executive Variable Universal Life insurance ("CorpExec VUL"). Many benefits of CorpExec VUL have corresponding risks, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     CorpExec VUL offers permanent life insurance protection which can, over time, become a valuable asset. We designed CorpExec VUL to provide insurance protection for group or sponsored arrangements.

     CorpExec VUL provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation. Your premium payments, less any applicable charges, are added to the Investment Divisions or the Fixed Account according to your instructions. The Cash Value of the policy is based on:

     - the number of Accumulation Units held in each Investment Division for the policy;

     - the amount in and performance of each Investment Division in the Separate Account;

     - the amount in and the interest credited on the amount held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     With CorpExec VUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate insurance policy.

FLEXIBLE PREMIUM PAYMENTS


     CorpExec VUL premium payments are flexible; you may select the timing and amount of premium you pay, within limits. Other than the required initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.


LIQUIDITY THROUGH LOANS

     Using the policy as sole security, you may make a request to borrow any amount up to the loan value of the policy.

     Unless otherwise provided in your policy, the loan value on any given date is equal to 90% of the Cash Value, less any Policy Debt.

LIQUIDITY THROUGH WITHDRAWALS


     You may withdraw an amount up to the Cash Value of your policy within limits. Partial withdrawals will reduce the policy's Cash Value, the Alternate Cash Surrender Value and the Cumulative Premium Amount and may reduce your Life Insurance Benefit. In addition, if a partial withdrawal would cause the policy Face Amount to drop below our minimum amount, We reserve the right to require a full surrender. A charge may be assessed on the withdrawal. Partial withdrawals may result in a taxable event. Partial withdrawal requests must be made in writing and sent to the Service Office address noted on the first page of this prospectus. (See "Partial Withdrawals and Surrenders--Partial Withdrawals".)

ALLOCATION ALTERNATIVES


     After We deduct the sales expense, state tax, and federal tax charges from your premium, you may allocate the remaining amount among up to any 20 of 81 Allocation Alternatives. The Allocation Alternatives consist of 80 Investment Divisions and the Fixed Account. You can change Allocation Alternatives while your policy is in force.


CHANGE THE AMOUNT OF COVERAGE

     With CorpExec VUL, you may request an increase or decrease to the policy's Face Amount. In order to request an increase or decrease of the policy's Face Amount, you must send a written request in a form acceptable to us to the Service Office address noted on the first page of this prospectus. (See "Changing the Face Amount of Your Policy".) Increases are subject to underwriting and our approval. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the Face Amount will result in additional cost of insurance charges and may result in a new seven-year testing period for modified endowment contract status. (See "Modified Endowment Contract Status"). We may limit any increase in the Face Amount of your policy. Under certain circumstances, it may be advantageous to increase your term insurance rider rather than increasing your Face Amount under your policy.

THREE LIFE INSURANCE BENEFIT OPTIONS

     CorpExec VUL offers three different Life Insurance Benefit options that allow you to select the insurance plan to best meet your needs. These options allow you to determine how the death benefit will be paid.

     - Option 1--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     - Option 2--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     - Option 3--a Life Insurance Benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     Under these options, if the Insured dies on or after the Policy Anniversary on which the Insured is Age 100, the Life Insurance Benefit will be equal to the Alternative Cash Surrender Value, less any Policy Debt.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the policy in order to ensure that such benefit may be received on a tax-free basis. See the discussion under "Federal

Income Tax Considerations: Life Insurance Status of Policy" and "IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

AUTOMATED INVESTMENT FEATURES

     There are two administrative features available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation and Dollar Cost Averaging.

OPTIONAL RIDER

     CorpExec VUL offers additional insurance coverage and other benefits through the Supplementary Term Rider. The rider has costs associated with it.

A HIGHLY RATED COMPANY

     NYLIAC is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 160 years of experience in the offering of insurance products. NYLIAC is a highly rated insurer. Ratings reflect only NYLIAC's General Account, applicable to the Fixed Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC's obligations under the policy are subject to its ability to pay claims, and are not backed or guaranteed by NYLIC.

                                      RISKS

INVESTMENT RISK

     While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF TERMINATION (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     The policy does not automatically terminate, even if the policyowner does not pay the planned premiums. PAYMENT OF THESE PREMIUMS, HOWEVER, DOES NOT GUARANTEE THE POLICY WILL REMAIN IN FORCE.


     Depending on the timing and degree of fluctuations in actual investment returns, the Cash Surrender Value will also fluctuate. A lower Cash Surrender Value, under certain circumstances, could result in the lapse of the policy unless the policyowner makes additional premium payments to keep the policy in force. The policy terminates only when and if the Cash Surrender Value is insufficient to pay the charges deducted on each Monthly Deduction Day and the late period expires without sufficient payment.



     If, on a Monthly Deduction Day, the Cash Surrender Value is less than the amount of the charges to be deducted for the next policy month, the policy will go into pre-lapse status. The policy will continue for a late period of 62 days beginning with the current Monthly Deduction Day. If We do not receive a premium sufficient to take the policy out of pre-lapse status before the end of the late period, the policy will lapse and terminate, and there will be no Cash Value or death benefit. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records, at least 31 days before the end of the late period. During the late period, the policy remains in force. If the Insured dies during the late period, We will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and the amount of the charges to be deducted on each Monthly Deduction Day from the beginning of the late period through the policy month in which the Insured dies.

     There will be no more benefits under the policy once it terminates. However, a policyowner can apply to reinstate the policy (and optional riders, if elected when the policy was the first purchased) under certain circumstances. See "Termination and Reinstatement--Reinstatement Option."

POTENTIAL FOR INCREASED CHARGES

     The actual charges deducted reflect those shown as current charges on your policy. However, We have the right to increase those charges at any time up to the amount shown as the guaranteed maximum. In addition, We may increase the amount We deduct as a federal or state premium tax charge to reflect changes in tax law. However, the actual charges will never exceed the stated guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF TERMINATION FROM POLICY LOANS

     The larger a loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy terminating. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate charged on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

     Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income and tax penalties to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event to you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Generally, We require that all transfer requests be submitted in writing through the U.S. mail or an overnight carrier. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission (see "Limits on Transfers" for more information). We cannot guarantee that this limit will be effective at preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     - Portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -  increased administrative and Fund brokerage expenses

     -  dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from Us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying and owning the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, make a partial withdrawal, or transfer cash value between investment options.


--------------------------------------------------------------------------------------------------------------------------
                                                     TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------------
                                             WHEN CHARGE
CHARGE                                       IS DEDUCTED                              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Sales Expense Charge                         When premium       Current: 14.00% of premiums paid(1)
  for premiums paid up to the Target      payment is applied    Guaranteed Maximum: 15.75% of premiums paid(2)
  Premium                                   up to age 100
--------------------------------------------------------------------------------------------------------------------------
Sales Expense Charge                         When premium       Current: 2.00% of premiums paid(3)
  for premiums paid over the Target       payment is applied    Guaranteed Maximum: 3.00% of premiums paid
  Premium                                   up to age 100
--------------------------------------------------------------------------------------------------------------------------
State Premium Tax Charge                     When premium       All taxes may vary over time.
  for premiums paid up to the Target      payment is applied    Current: 2% of premiums paid(4)
  Premium                                   up to age 100       Guaranteed maximum: 2% of premiums paid, subject to tax
                                                                law changes
--------------------------------------------------------------------------------------------------------------------------
State Premium Tax Charge                     When premium       All taxes may vary over time.
  for premiums paid over the Target       payment is applied    Current: 1.75% of premiums paid(4)
  Premium                                   up to age 100       Guaranteed maximum: 2% of premiums paid, subject to tax
                                                                law changes
--------------------------------------------------------------------------------------------------------------------------
Federal Premium Tax Charge                   When premium       All taxes may vary over time.
                                          payment is applied    Current: 1.25% of premiums paid(5)
                                            up to age 100       Guaranteed maximum: 1.25% of premiums paid, subject to tax law changes
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge                          At time of transfer    Current: No charge
                                                                Guaranteed Maximum: $30 per transfer after 12 transfers in a Policy Year
--------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Charge                     At time of        Current: No charge
                                              withdrawal        Guaranteed Maximum: $25
--------------------------------------------------------------------------------------------------------------------------


(1) Current sales expense charges for premium payments made up to the Target Premium are reduced to 10.00% in Policy Years 2-5; 1.75% in Policy Years 6-7; and 0.00% in Policy Years 8 and beyond.

(2) Guaranteed maximum sales expense charges for premium payments made up to the Target Premium are reduced to 11.75% in Policy Years 2-7; and 5% in Policy Years 8 and beyond.

(3) Current sales expense charges for premium payments made over the Target Premium are 2% in Years 1-7 and 0% in Years 8 and beyond.

(4) Current state premium tax charges for premium payments are reduced to 1.50% in Policy Years 8 and beyond.

(5) Current federal premium tax charges for premium payments are reduced to 1.00% in Policy Years 8 and beyond.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding Fund fees and expenses.



--------------------------------------------------------------------------------------------------------------------------
                                   PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                             WHEN CHARGE
CHARGE                                       IS DEDUCTED                              AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge(1)                  Each Monthly       Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                            Deduction Day       Risk(2)
                                          applied to Age 100
                                                                Guaranteed Minimum: $0.04 per $1,000 of Net Amount at Risk

                                                                Representative Insured (Male, Age 45-Non-Smoker,
                                                                Guaranteed Issue): $0.22 per $1,000 of Net Amount at Risk
                                                                (Guaranteed Maximum Charge for Representative insured)

--------------------------------------------------------------------------------------------------------------------------
Monthly Contract Charge                        Monthly          Current: $0.00 Policy Year 1, $5.00 thereafter ($60.00
                                                                annually)

                                                                Guaranteed Maximum: $11.00 ($132.00 annually)

--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge              Monthly          Current: .25% Policy Year 1; .45% Policy Years 2-10; .25%
  as a % of separate account value                              thereafter(3)

                                                                Guaranteed Maximum: 0.90%

--------------------------------------------------------------------------------------------------------------------------
RIDERS
Supplementary Term Rider(1)              Monthly until rider    Guaranteed Maximum: $83.33 per $1,000 of term insurance
                                               expires          benefit.

                                                                Guaranteed Minimum: $0.04 per $1,000 of term insurance
                                                                benefit.

                                                                Representative Insured (Male, Age 45-Non-Smoker,
                                                                Guaranteed Issue): $0.22 per $1,000 of term insurance
                                                                benefit.
--------------------------------------------------------------------------------------------------------------------------
Loan Interest                             Monthly while loan    Current: 4.00%
                                              balance is        Guaranteed Maximum: 6.00%
                                             outstanding
--------------------------------------------------------------------------------------------------------------------------



(1) This charge varies based on characteristics of the insured and the charge shown may not be representative of the charge you will pay. This charge may also vary based upon the state in which your policy is issued. To obtain more information about particular Cost of Insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the Life Insurance Benefit divided by
    1.0032737 minus the policy's Alternative Cash Surrender Value. See "Life Insurance Benefit Options" for more information.

(3) We may increase or decrease the current Mortality and Expense Risk charge if the mortality risk profile of policyholders changes, or if a change in law, regulation or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. We will notify Policyholders at least 30 days before the change by prospectus supplement and letter.

     The table below shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2009. Fund expenses may be higher or lower in the future.




------------------------------------------------------------------------------
     FUND ANNUAL OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
                                 ASSETS)(1,2)
------------------------------------------------------------------------------
                                                MINIMUM            MAXIMUM
                                                -------            -------
Total Annual Fund Companies' Operating
  Expenses..............................         0.10%              6.20%
------------------------------------------------------------------------------





 (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2009. This information is provided by the Funds and their agents. The information is based on 2009 expenses, and it may reflect estimated charges. We have not verified the accuracy of this information.

 (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, service fees 12b-1 fees, and other expenses.

--------------------------------------------------------------------------------




     More information concerning each underlying Fund's fees and expenses is contained in the tables below and in the prospectus for each Fund. These tables show the operating expense charges deducted by each Fund. The first table lists Funds that acquire shares of other Funds, and show the acquired fund fees. The second table shows the operating expense charges for other Funds.



                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)



-----------------------------------------------------------------------------------------------------------------
                                                                                                          TOTAL
                                                              DISTRIBUTION                ACQUIRED        CLASS
                                  ADVISORY   ADMINISTRATION    AND SERVICE     OTHER      FUND FEES     OPERATING
              FUND                   FEE           FEE         (12B-1) FEE   EXPENSES   AND EXPENSES     EXPENSES
-----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2010--Initial Class                N/A           N/A             N/A         0.00%        0.59%         0.59%
-----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2020--Initial Class                N/A           N/A             N/A         0.00%        0.65%         0.65%
-----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2030--Initial Class                N/A           N/A             N/A         0.00%        0.69%         0.69%
-----------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Freedom
  2040--Initial Class                N/A           N/A             N/A         0.00%        0.71%         0.71%


-----------------------------------------------------------------------------------------------------------------





       Please refer to the applicable fund prospectus for additional information.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2009, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2009 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

                              FUND ANNUAL EXPENSES



----------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL FUND
                                      ADVISORY       ADMINISTRATION    12B-1            OTHER           ANNUAL
               FUND                    FEES(1)            FEES        FEES(2)         EXPENSES        EXPENSE(3)
----------------------------------------------------------------------------------------------------------------
MainStay VP Bond--Initial Class         0.49%             0.00%        0.00%            0.06%            0.55%

----------------------------------------------------------------------------------------------------------------


MainStay VP Cash Management             0.42%             0.00%        0.00%            0.06%            0.48%

----------------------------------------------------------------------------------------------------------------


MainStay VP Common Stock--Initial
Class                                   0.55%             0.00%        0.00%            0.05%            0.60%

----------------------------------------------------------------------------------------------------------------


MainStay VP Convertible--Initial
Class                                   0.60%             0.00%        0.00%            0.06%            0.66%

----------------------------------------------------------------------------------------------------------------


MainStay VP Floating Rate--Initial
Class                                   0.60%             0.00%        0.00%            0.08%            0.68%

----------------------------------------------------------------------------------------------------------------


MainStay VP Government--Initial
Class                                   0.50%             0.00%        0.00%            0.06%            0.56%

----------------------------------------------------------------------------------------------------------------


MainStay VP Growth Equity--Initial
Class(++)                               0.61%             0.00%        0.00%            0.08%(a)         0.69%

----------------------------------------------------------------------------------------------------------------


MainStay VP High Yield Corporate
Bond--Initial Class                     0.57%             0.00%        0.00%            0.05%            0.62%

----------------------------------------------------------------------------------------------------------------


MainStay VP ICAP Select
Equity--Initial Class                   0.77%             0.00%        0.00%            0.05%            0.82%

----------------------------------------------------------------------------------------------------------------


MainStay VP International
Equity--Initial Class                   0.89%             0.00%        0.00%            0.12%(b)         1.01%

----------------------------------------------------------------------------------------------------------------


MainStay VP Mid Cap Core--Initial
Class                                   0.85%             0.00%        0.00%            0.10%(a)         0.95%

----------------------------------------------------------------------------------------------------------------


MainStay VP S&P 500 Index--Initial
Class                                   0.30%             0.00%        0.00%            0.05%            0.35%

----------------------------------------------------------------------------------------------------------------


MainStay VP U.S. Small
Cap--Initial Class(++++)                0.80%             0.00%        0.00%            0.28%            1.08%

----------------------------------------------------------------------------------------------------------------


Alger SMidCap Growth--Class I-2
Shares*                                 0.81%             0.00%        0.00%            5.39%            6.20%(c)

----------------------------------------------------------------------------------------------------------------


AllianceBernstein VPS
International Value Portfolio           0.75%             0.00%        0.00%            0.08%            0.83%

----------------------------------------------------------------------------------------------------------------


AllianceBernstein VPS Small/Mid
Cap Value Portfolio                     0.75%             0.00%        0.00%            0.12%            0.87%

----------------------------------------------------------------------------------------------------------------


American Century VP Value--Class
II                                      0.87%             0.00%        0.25%            0.00%            1.12%

----------------------------------------------------------------------------------------------------------------


American Funds Asset Allocation
Fund--
Class 2 Shares                          0.31%             0.00%        0.25%            0.02%            0.58%

----------------------------------------------------------------------------------------------------------------


American Funds Global Growth
Fund--Class 1 Shares                    0.54%             0.00%        0.00%            0.02%            0.56%

----------------------------------------------------------------------------------------------------------------


American Funds Global Small
Capitalization Fund--
Class 2 Shares                          0.72%             0.00%        0.25%            0.04%            1.01%

----------------------------------------------------------------------------------------------------------------


American Funds Growth Fund--Class
2 Shares                                0.33%             0.00%        0.25%            0.02%            0.60%

----------------------------------------------------------------------------------------------------------------


American Funds Growth-Income
Fund--
Class 2 Shares                          0.28%             0.00%        0.25%            0.01%            0.54%

----------------------------------------------------------------------------------------------------------------


American Funds International
Fund--Class 2 Shares                    0.50%             0.00%        0.25%            0.04%            0.79%

----------------------------------------------------------------------------------------------------------------


Davis Value Portfolio                   0.55%(d)          0.00%        0.00%            0.08%            0.63%

----------------------------------------------------------------------------------------------------------------


Delaware VIP International Value
Equity Series--Standard Class           0.85%             0.00%        0.00%            0.18%            1.03%

----------------------------------------------------------------------------------------------------------------


Dreyfus IP Technology
Growth--Initial Class                   0.75%             0.00%        0.00%            0.12%(a)         0.87%

----------------------------------------------------------------------------------------------------------------


DWS Dreman Small Mid Cap Value
VIP--
Class A Shares                          0.65%             0.00%        0.00%            0.14%            0.79%

----------------------------------------------------------------------------------------------------------------


DWS Global Opportunities
VIP--Class A Shares                     0.89%             0.00%        0.00%            0.22%            1.11%(e)

----------------------------------------------------------------------------------------------------------------


DWS Small Cap Index VIP--Class A
Shares                                  0.35%             0.00%        0.00%            0.21%            0.56%(f)

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP
Contrafund(R)--Initial Class            0.56%             0.00%        0.00%            0.11%            0.67%(g)

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Equity
Income--Initial Class                   0.46%             0.00%        0.00%            0.12%            0.58%

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Growth--Initial
Class                                   0.56%             0.00%        0.00%            0.13%            0.69%(g)

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Index 500--Initial
Class                                   0.10%             0.00%        0.00%            0.00%            0.10%(h)

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Investment Grade
Bond--Initial Class                     0.32%             0.00%        0.00%            0.13%            0.45%

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Mid Cap--Initial
Class                                   0.56%             0.00%        0.00%            0.12%            0.68%

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Money
Market--Initial Class                   0.19%             0.00%        0.00%            0.12%            0.31%

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Overseas--Initial
Class                                   0.71%             0.00%        0.00%            0.17%            0.88%(i)

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Value
Leaders--Initial Class                  0.56%             0.00%        0.00%            0.33%            0.89%(j)

----------------------------------------------------------------------------------------------------------------


Fidelity(R) VIP Value
Strategies--Service Class 2             0.56%             0.00%        0.25%            0.18%            0.99%(g)

----------------------------------------------------------------------------------------------------------------


Invesco V.I. Global Real Estate
Fund-- Series I Shares**                0.75%             0.00%        0.00%            0.51%            1.26%(k)

----------------------------------------------------------------------------------------------------------------


Invesco V.I. International Growth
Fund-- Series I Shares**                0.71%             0.00%        0.00%            0.35%(b)         1.06%(k)

----------------------------------------------------------------------------------------------------------------


Invesco V.I. Mid Cap Core Equity
Fund-- Series I Shares**                0.73%             0.00%        0.00%            0.34%(l)         1.07%(k)

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL FUND
                                      ADVISORY       ADMINISTRATION    12B-1            OTHER           ANNUAL
               FUND                    FEES(1)            FEES        FEES(2)         EXPENSES        EXPENSE(3)
----------------------------------------------------------------------------------------------------------------

Janus Aspen Balanced
Portfolio--Institutional Shares         0.55%             0.00%        0.00%            0.02%            0.57%

----------------------------------------------------------------------------------------------------------------


Janus Aspen Enterprise Portfolio--
Institutional Shares                    0.64%             0.00%        0.00%            0.06%            0.70%

----------------------------------------------------------------------------------------------------------------


Janus Aspen Forty
Portfolio--Institutional Shares         0.64%             0.00%        0.00%            0.04%            0.68%

----------------------------------------------------------------------------------------------------------------


Janus Aspen Worldwide Portfolio--
Institutional Shares                    0.57%             0.00%        0.00%            0.06%            0.63%

----------------------------------------------------------------------------------------------------------------


Lazard Retirement International
Equity Portfolio--Service Shares        0.75%             0.00%        0.25%            0.17%            1.17%

----------------------------------------------------------------------------------------------------------------


Lord Abbett Mid-Cap Value
Portfolio                               0.75%             0.04%        0.00%            0.43%            1.22%

----------------------------------------------------------------------------------------------------------------


LVIP Baron Growth Opportunities
Fund--Service Class                     1.00%             0.00%        0.25%            0.09%            1.34%(m)

----------------------------------------------------------------------------------------------------------------


MFS(R) Global Tactical Allocation
Portfolio--Initial Class***             0.75%             0.00%        0.00%            0.31%            1.06%(n)

----------------------------------------------------------------------------------------------------------------


MFS(R) Utilities Series--Initial
Class                                   0.73%             0.00%        0.00%            0.09%            0.82%

----------------------------------------------------------------------------------------------------------------


MFS(R) Value Series--Initial Class      0.75%             0.00%        0.00%            0.09%            0.84%

----------------------------------------------------------------------------------------------------------------


Neuberger Berman AMT Partners
Portfolio(R)--Class I                   0.85%(o)          0.00%        0.00%            0.21%            1.06%

----------------------------------------------------------------------------------------------------------------


Oppenheimer Capital Appreciation
Fund/VA--Non-Service Shares             0.66%             0.00%        0.00%            0.12%            0.78%

----------------------------------------------------------------------------------------------------------------


PIMCO Global Bond (unhedged)--
Administrative Class Shares             0.75%             0.00%        0.15%(p)         0.00%            0.90%

----------------------------------------------------------------------------------------------------------------


PIMCO High Yield--Administrative
Class Shares                            0.60%             0.00%        0.15%(p)         0.01%            0.76%

----------------------------------------------------------------------------------------------------------------


PIMCO Long-Term U.S. Government--
Administrative Class Shares            0.475%             0.00%        0.15%(p)         0.01%           0.635%

----------------------------------------------------------------------------------------------------------------


PIMCO Low Duration--Administrative
Class Shares                            0.50%             0.00%        0.15%(p)         0.02%            0.67%

----------------------------------------------------------------------------------------------------------------


PIMCO Real Return--Administrative
Class Shares                            0.50%             0.00%        0.15%(p)         0.07%            0.72%

----------------------------------------------------------------------------------------------------------------


PIMCO Total Return--Administrative
Class Shares                            0.50%             0.00%        0.15%(p)         0.09%            0.74%

----------------------------------------------------------------------------------------------------------------


Royce Micro-Cap
Portfolio--Investment Class             1.25%             0.00%        0.00%            0.08%            1.33%

----------------------------------------------------------------------------------------------------------------


Royce Small-Cap
Portfolio--Investment Class             1.00%             0.00%        0.00%            0.07%            1.07%

----------------------------------------------------------------------------------------------------------------


T. Rowe Price Blue Chip Growth
Portfolio                               0.85%             0.00%        0.00%            0.00%            0.85%

----------------------------------------------------------------------------------------------------------------


T. Rowe Price Equity Income
Portfolio                               0.85%             0.00%        0.00%            0.00%            0.85%

----------------------------------------------------------------------------------------------------------------


T. Rowe Price Equity Index 500
Portfolio                               0.40%             0.00%        0.00%            0.00%            0.40%

----------------------------------------------------------------------------------------------------------------


T. Rowe Price International Stock
Portfolio                               1.05%             0.00%        0.00%            0.00%            1.05%

----------------------------------------------------------------------------------------------------------------


T. Rowe Price Limited-Term Bond
Portfolio                               0.70%             0.00%        0.00%            0.00%            0.70%

----------------------------------------------------------------------------------------------------------------


T. Rowe Price New America Growth
Portfolio                               0.85%             0.00%        0.00%            0.00%            0.85%

----------------------------------------------------------------------------------------------------------------


T. Rowe Price Personal Strategy
Balanced Portfolio                      0.90%             0.00%        0.00%            0.00%            0.90%

----------------------------------------------------------------------------------------------------------------


UIF Emerging Markets Debt
Portfolio--Class I(#)                   0.75%             0.00%        0.00%            0.34%(a)         1.09%

----------------------------------------------------------------------------------------------------------------


UIF Emerging Markets Equity
Portfolio--Class I(#)                   1.23%             0.00%        0.00%            0.39%(a)         1.62%

----------------------------------------------------------------------------------------------------------------


UIF U.S. Mid-Cap Value
Portfolio--Class I(#)                   0.72%             0.00%        0.00%            0.31%(a)         1.03%

----------------------------------------------------------------------------------------------------------------


UIF U.S. Real Estate
Portfolio--Class I(#)                   0.80%             0.00%        0.00%            0.35%(a)         1.15%

----------------------------------------------------------------------------------------------------------------


Van Eck VIP Global Bond
Fund--Initial Class(+)                  1.00%             0.00%        0.00%            0.31%            1.31%(q)

----------------------------------------------------------------------------------------------------------------


Van Eck VIP Global Hard
Assets--Initial Class(+)                0.96%             0.00%        0.00%            0.15%(a)         1.11%(r)

----------------------------------------------------------------------------------------------------------------


Van Eck VIP Multi-Manager
Alternatives Fund-- Initial
Class(+)                                2.50%             0.00%        0.00%            2.93%(s)         5.43%(r)



----------------------------------------------------------------------------------------------------------------





       Please refer to the applicable fund prospectus for additional information.



(1)      The fees designated as "Advisory Fees" reflect "Management Fees."



(2) Because the 12b-1 fee charge is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.



(3) Shown as a percentage of average net assets for the fiscal year ended December 31, 2009, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2009 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



++       Formerly MainStay VP Capital Appreciation--Initial Class



++++     Formerly MainStay VP Developing Growth--Initial Class



*        Formerly Alger American SMid Cap Growth--Class O Shares.

** Formerly the AIM V.I. Global Real Estate Fund--Series I Shares, AIM V.I International Growth Fund--Series I Shares and AIM V.I. Mid Cap Core Equity Fund--Series I Shares.



***      Formerly MFS(R) Global Total Return Portfolio.



# Previously referred to as Morgan Stanley UIF Emerging Markets Debt Portfolio--Class I, Morgan Stanley UIF Emerging Markets Equity Portfolio--Class I, Morgan Stanley UIF U.S. Mid Cap Value Portfolio--Class I and Morgan Stanley UIF U.S. Real Estate--Class I.



+ Previously referred to as Van Eck Worldwide Multi-Manager Alternatives Fund--Initial Class, Van Eck Worldwide Bond Fund--Initial Class and Van Eck Worldwide Hard Assets Fund--Initial Class.



(a) Other Expenses include expenses of 0.01% for Acquired Portfolio Fees and Expenses.



(b) Other Expenses include expenses of 0.02% for Acquired Portfolio Fees and Expenses.



(c) The Manager has contractually agreed to waive its fee and/or reimburse expenses through September 22, 2010 to the extent necessary to limit the SMid Cap Growth Portfolio's Total Fund Annual Expenses to 0.99% of the Portfolio's average net assets (excluding interest, taxes, brokerage and extraordinary expenses). The Manager may recoup Advisory Fees waived pursuant to the contractual arrangement, but it may recoup fees only within the year from fees paid in that year. The Manager will not recoup reimbursements paid in previous years.



(d) The Management Fees have been reinstated. On July 1, 2009, the contractual management fees were reduced from 0.75% to 0.55%.



(e) Through September 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total annual operating expenses at 1.06% for Class A excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



(f) Through April 30, 2011, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's Total Fund Annual Expenses at 0.53% for Class A excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



(g) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Fidelity(R) Contrafund(R)--Initial Class, 0.68% for Fidelity(R) Growth--Initial Class, and 0.98% for Fidelity(R) Value Strategies--Service Class 2. These offsets may be discontinued at any time.



(h) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.



(i) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.84%. These offsets may be discontinued at any time.



(j) The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain security lending costs, brokerage commissions and extraordinary expenses), as a percentage of its average net assets, exceed 0.85%. This arrangement can be discontinued by the fund's manager at any time.



(k) The Adviser has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Fund Annual Expenses(in determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Fund Annual Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; (5) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and
         (6) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time) of Series I shares to 1.30% of average daily net assets.



(l) Other Expenses include expenses of 0.03% for Acquired Portfolio Fees and Expenses.



(m) Lincoln Investment Advisors Corporation (LIA) has contractually agreed to reimburse the Funds' Service Class to the extent that the Fund's Total Fund Annual Expenses exceed 1.29% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2011.



(n) MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that "Total Fund Annual Expenses" do not exceed 0.90% of the fund's average daily net assets annually for Initial Class shares. This written agreement will continue until modified by MFS for any reason, but such agreement will continue until April 30, 2011.



(o) The fees designated as "Advisory Fees" reflect "Investment Management and Administration Fees".



(p)      The fees designated as "12b-1 Fees" reflect "Service Fees."





(q) For the period May 1, 2010 until May 1, 2011, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, trading expenses, taxes and extraordinary expenses) to the extent Total Fund Annual Expenses exceed 1.10% of average daily net assets.



(r) For the period May 1, 2010 until May 1, 2011, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Fund Annual Expenses exceed 1.20% for Van Eck VIP Global Hard Assets Fund and 2.15% of average daily net assets for Van Eck VIP Multi-Manager Alternatives Fund. The agreement to limit the Total Fund Annual Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.



(s)      Includes Acquired Expenses of 0.78%.

                                   DEFINITIONS

ACCUMULATION UNIT: An accounting unit We use to calculate the value in the Investment Divisions. We use Net Premiums and transfers allocated to the Investment Divisions to purchase Accumulation Units in those Investment Divisions.

ACCUMULATION VALUE: The sum of the dollar value of the Accumulation Units in all of the Investment Divisions.


ALLOCATION ALTERNATIVES: The 80 Investment Divisions of the Separate Account and the Fixed Account. Policyowners may invest in a total of 20 Allocation Alternatives at any one time.


ALTERNATIVE CASH SURRENDER VALUE: The Cash Value of the policy plus the value of the Deferred Premium Load Account.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 P.M. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. Each "Business Day" is a "Valuation Day".


CASH SURRENDER VALUE:  The Cash Value less Policy Debt.

CASH VALUE: The sum of (a) the Accumulation Value, (b) the value in the Fixed Account, and (c) the value in the Loan Account.

CASH VALUE ACCUMULATION TEST ("CVAT"):   An Internal Revenue Service ("IRS")
test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

CUMULATIVE PREMIUM AMOUNT: An amount representing the sum of the total planned and unplanned premium payments made under the policy less the total partial withdrawals and partial withdrawal fees taken under the policy. Reductions due to partial withdrawals will never cause this amount to be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

DEFERRED PREMIUM LOAD ACCOUNT: An account representing a portion of the cumulative Sales Expense Charge, State Premium Tax Charge, and Federal Premium Tax Charge collected.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FACE AMOUNT: The initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Assets in the Fixed Account are part of NYLIAC's General Account.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any Net Premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a policy can be considered life insurance. See "Policy Payment Information--Life Insurance Benefit Options" for more information.

INSURED:  The person whose life the policy insures.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division Invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code of 1986, as amended.

ISSUE DATE:  The date We issue the policy as specified on the Policy Data Page.

LIFE INSURANCE BENEFIT: The death benefit calculated under the Life Insurance Benefit Option you have chosen.

LOAN ACCOUNT: The account that holds a portion of Cash Value for the purpose of securing any outstanding loans, including accrued interest. It is part of NYLIAC's General Account.

MONTHLY DEDUCTION DAY: The date as of which We deduct the Mortality and Expense Risk charge, the monthly contract charge, the cost of insurance charge, and a rider charge for the cost of any additional riders from the Cash Value. The First Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if We have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date We receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives We have insured under our policies will not live as long as We expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than We have estimated (expense risk).



NET PREMIUM: Premium you pay less the sales expense, state premium tax, and federal premium tax charges.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date We use as the starting point for determining Policy Years and Monthly Deduction Days. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of any outstanding loans under the policy, including accrued interest.

POLICY PROCEEDS: The benefit We will pay to your beneficiary when We receive proof that the Insured died while the policy is in effect.

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

PORTFOLIOS: The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

SEPARATE ACCOUNT: NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions.

TARGET PREMIUM: An amount used to determine the Sales Expense Charge that is based on the Face Amount.

WE, US, OR NYLIAC:  New York Life Insurance and Annuity Corporation

                           MANAGEMENT AND ORGANIZATION

                                     INSURER

             New York Life Insurance and Annuity Company ("NYLIAC")
         (a wholly owned subsidiary of New York Life Insurance Company)
                                51 Madison Avenue
                               New York, NY 10010

YOUR POLICY

     CorpExec VUL is offered by NYLIAC. Policy assets are invested in the Corporate Sponsored Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since May 24, 1996.

     The policies are variable. This means the Cash Value will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the Deferred Premium Load ("DPL") Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios' investments.

     The income, gains and losses credited to, or charged against the Separate Account reflect its own investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

STATE VARIATIONS Certain provisions of the policies may be different from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your registered representative or contact Us for specific information that may be applicable to your state. Also see the State Variations section for a summary of state variations to the policy free look provision.

ABOUT THE SEPARATE ACCOUNT

     The Separate Account is a segregated asset account that NYLIAC has established to receive and invest your Net Premiums. NYLIAC established the Separate Account on May 24, 1996, under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company

Act of 1940 (the "1940 Act"), as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account of NYLIAC.


     The Separate Account currently consists of 95 Investment Divisions and 80 are available under a policy. You may invest in a total of 20 Allocation Alternatives at any one time. Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.


                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, We will seek approval of our policyowners.

     Specifically We reserve the right to:

     - add or remove any Investment Division;

     - create new separate accounts;

     - combine the Separate Account with one or more other separate accounts;

     - operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     - deregister the Separate Account under the 1940 Act;

     - manage the Separate Account under the direction of a committee or discharge such committee at any time;

     - transfer the assets of the Separate Account to one or more other separate accounts;

     - restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     - change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however We choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the 1940 Act. Therefore, you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account.

INTEREST CREDITING

     Any amount in the Fixed Account is credited with interest using a fixed interest rate, which We will declare periodically in advance. This rate will never be less than 3% per year.

     Interest accrues daily and is credited on each Monthly Deduction Day. All Net Premiums applied to, and amounts transferred to, less amounts withdrawn, transferred from, or charged against the Fixed Account receive the rate in effect at that time.

HOW TO REACH US FOR POLICY SERVICES

     You may reach Us at our Service Office address listed on the first page of this prospectus.



FUNDS AND ELIGIBLE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but still the investment performance may not be the same.

     WE OFFER NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds also make their shares available to certain other separate accounts funding variable annuity contracts offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc. all other Funds also make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although We do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus. The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund, Inc. and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment adviser, or its distributor.

     We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets and/or from "Rule 12b-1" fees deducted from Fund assets. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the Policies, and, in its role as an intermediary of the Funds.


     The amounts We receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts up to 0.40% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.



     The Eligible Portfolios of each Fund, along with their advisers and investment objectives, are listed in the following table. For more information about each of these Portfolios please read the fund prospectuses found at the end of the policy's prospectus. You should read a prospectus carefully before making any decision about allocating premium payments to an Investment Division corresponding to a particular Eligible Portfolio.



-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:            New York Life Investment
                                        Management LLC ("New York Life
                                                 Investments")

  --MainStay VP Bond--Initial                                              - Seeks the highest
     Class                                                                   income over the
                                                                             long term
                                                                             consistent with
                                                                             preservation of
                                                                             principal.
  --MainStay VP Cash Management                                            - Seeks a high level
                                                                             of current income
                                                                             while preserving
                                                                             capital and
                                                                             maintaining
                                                                             liquidity.

  --MainStay VP Common                    Subadviser: Madison Square       - Seeks long-term
     Stock--Initial Class                    Investors LLC ("MSI")           growth of capital,
                                                                             with income as a
                                                                             secondary
                                                                             consideration.
  --MainStay VP                         Subadviser: MacKay Shields LLC     - Seeks capital
     Convertible--Initial Class                   ("MacKay")                 appreciation
                                                                             together with
                                                                             current income.

  --MainStay VP Floating                   New York Life Investments       - Seeks to provide
     Rate--Initial Class                                                     high current
                                                                             income.
  --MainStay VP                               Subadviser: MacKay           - Seeks a high level
     Government--Initial Class                                               of current income,
                                                                             consistent with
                                                                             safety of
                                                                             principal.
  --MainStay VP Growth                          Subadviser: MSI            - Seeks long-term
     Equity--Initial Class                                                   growth of capital.
     (formerly MainStay VP Capital
     Appreciation--Initial Class)
  --MainStay VP High Yield                    Subadviser: MacKay           - Seeks maximum
     Corporate Bond--Initial                                                 current income
     Class                                                                   through investment
                                                                             in a diversified
                                                                             portfolio of high
                                                                             yield debt
                                                                             securities. Capital
                                                                             appreciation is a
                                                                             secondary
                                                                             objective.
  --MainStay VP ICAP Select                Subadviser: Institutional       - Seeks a superior
     Equity--Initial Class                        Capital LLC                total return.
  --MainStay VP International                 Subadviser: MacKay           - Seeks to provide
     Equity--Initial Class                                                   long-term growth of
                                                                             capital
                                                                             commensurate with
                                                                             an acceptable level
                                                                             of risk by
                                                                             investing in a
                                                                             portfolio
                                                                             consisting
                                                                             primarily of non-
                                                                             U.S. equity
                                                                             securities. Current
                                                                             income is a
                                                                             secondary
                                                                             objective.
  --MainStay VP Mid Cap                         Subadviser: MSI            - Seeks long-term
     Core--Initial Class                                                     growth of capital.
  --MainStay VP S&P 500                         Subadviser: MSI            - Seeks to provide
     Index--Initial Class                                                    investment results
                                                                             that correspond to
                                                                             the total return
                                                                             performance
                                                                             (reflecting
                                                                             reinvestment of
                                                                             dividends) of
                                                                             common stocks in
                                                                             the aggregate, as
                                                                             represented by the
                                                                             S&P 500(R) Index.
  --MainStay VP U.S. Small Cap                 Subadviser: Epoch           - Seeks long-term
     Growth--Initial Class                 Investment Partners Inc.          capital
     (formerly MainStay VP                         ("Epoch")                 appreciation by
     Developing Growth--Initial                                              investing primarily
     Class)                                                                  in securities of
                                                                             small-cap
                                                                             companies.


-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------
 AIM Variable Insurance Funds               Invesco Advisors, Inc.
 (Invesco Variable Insurance Funds)
  --Invesco V.I. International                                             - The Fund's
     Growth Fund--Series I                                                   investment
     Shares (formerly AIM V.I.                                               objective is to
     International Growth                                                    long-term growth of
     Fund--Series I Shares)                                                  capital.
  --Invesco V.I. Global Real               Subadviser: Invesco Asset       - The Fund's
     Estate Fund--Series I Shares             Management Limited             investment
     (formerly AIM V.I. Global Real                                          objective is total
     Estate Fund--Series I Shares)                                           return through
                                                                             growth of capital
                                                                             and current income.
  --Invesco V.I. MidCap Core                                               - The Fund's
     Equity Fund--Class I Shares                                             investment
     (formerly AIM V.I. Mid Cap                                              objective is long-
     Core Equity Fund --Series I                                             term growth of
     Shares)                                                                 capital.

-------------------------------------------------------------------------------------------------

 The Alger Portfolios                     Fred Alger Management, Inc.
  --Alger Portfolios SMidCap                                               - Seeks long-term
     Growth--Class I-2 Shares                                                capital
     (formerly Alger American                                                appreciation.
     SMidCap Growth
     Portfolio--Class O Shares)

-------------------------------------------------------------------------------------------------

 AllianceBernstein(R) Variable              AllianceBernstein L.P.
 Products Series Fund, Inc.
  --AllianceBernstein VPS                                                  - Seeks long-term
     International Value                                                     growth of capital.
     Portfolio
  --AllianceBernstein VPS                                                  - Seeks long-term
     Small/MidCap Value Portfolio                                            growth of capital.

-------------------------------------------------------------------------------------------------

 American Century Variable                     American Century
 Portfolios, Inc.                         Investment Management, Inc.

  --American Century VP                                                    - Seeks long-term
    Value--Class II                                                          capital growth.
                                                                             Income is a
                                                                             secondary
                                                                             objective.

-------------------------------------------------------------------------------------------------


 American Funds Insurance                    Capital Research and
 Series(R)                                    Management Company
                                                   ("CRMC")


  --American Funds Asset                                                   - High total return
     Allocation Fund--Class 2                                                (including income
                                                                             and capital gains)
                                                                             consistent with
                                                                             long-term
                                                                             preservation of
                                                                             capital by
                                                                             investing in a
                                                                             diversified
                                                                             portfolio of common
                                                                             stocks and other
                                                                             equity securities,
                                                                             bonds and other
                                                                             intermediate and
                                                                             long-term debt
                                                                             securities, and
                                                                             money market
                                                                             investments (debt
                                                                             securities maturing
                                                                             in one year or
                                                                             less).

  --American Funds Global                                                  - Long-term growth of
     Growth Fund--Class 1 Shares                                             capital by
                                                                             investing primarily
                                                                             in stocks of
                                                                             companies around
                                                                             the world.


-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 American Funds Insurance Series(R)
 (continued):



  --American Funds Global                                                  - Long-term growth of
     Small Capitalization                                                    capital by
     Fund--Class 2                                                           investing primarily
                                                                             in stocks and other
                                                                             equity type
                                                                             securities of
                                                                             smaller companies
                                                                             located around the
                                                                             world.

  --American Funds Growth                                                  - Long-term growth of
     Fund--Class 2                                                           capital by
                                                                             investing primarily
                                                                             in common stocks of
                                                                             companies that
                                                                             appear to offer
                                                                             superior
                                                                             opportunities for
                                                                             growth of capital.
                                                                             In seeking to
                                                                             pursue its
                                                                             investment
                                                                             objective, the Fund
                                                                             may invest in the
                                                                             securities of
                                                                             issuers
                                                                             representing a
                                                                             broad range of
                                                                             market
                                                                             capitalizations.

  --American Funds Growth-Income                                           - Long-term growth of
     Fund--Class 2                                                           capital and income
                                                                             by investing
                                                                             primarily in common
                                                                             stocks of other
                                                                             securities that
                                                                             demonstrate the
                                                                             potential for
                                                                             appreciation and/or
                                                                             dividends.

  --American Funds International                                           - Long-term growth of
     Fund--Class 2                                                           capital by
                                                                             investing primarily
                                                                             in common stocks of
                                                                             companies located
                                                                             outside the United
                                                                             States.
-------------------------------------------------------------------------------------------------



 Davis Variable Account Fund, Inc.       Davis Selected Advisers, L.P.
                                               Subadviser: Davis
                                          Selected Advisers--NY, Inc.


  --Davis Value Portfolio                                                  - Seeks long-term
                                                                             growth of capital.
-------------------------------------------------------------------------------------------------



 Delaware VIP Trust                           Delaware Management
                                                    Company

  --Delaware VIP International                                             - Seeks long-term
     Value Equity Series--                                                   growth without
     Standard Class                                                          undue risk to
                                                                             principal.
-------------------------------------------------------------------------------------------------



 Dreyfus Investment Portfolios              The Dreyfus Corporation


  --Dreyfus IP Technology                                                  - The portfolio seeks
     Growth--Initial Shares                                                  capital
                                                                             appreciation.
-------------------------------------------------------------------------------------------------



 DWS Investments VIT Funds                    Deutsche Investment
                                           Management Americas Inc.
  --DWS Small Cap Index  VIP--Class       Subadviser: Northern Trust       - The fund seeks to
 A Shares                                      Investments, N.A.             replicate, as
                                                                             closely as
                                                                             possible, before
                                                                             the deduction of
                                                                             expenses, the
                                                                             performance of the
                                                                             Russell 2000 Index,
                                                                             which emphasizes
                                                                             stocks of small
                                                                             U.S. companies.
-------------------------------------------------------------------------------------------------



 DWS Variable Series I                  Deutsche Investment Management
                                                 Americas Inc.

  --DWS Global Opportunities                                               - The fund seeks
     VIP--Class A Shares                                                     above-average
                                                                             capital
                                                                             appreciation over
                                                                             the long term.
-------------------------------------------------------------------------------------------------





-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 DWS Variable Series II                       Deutsche Investment
                                           Management Americas Inc.
  --DWS Dreman Small Mid                   Subadviser: Dreman Value        - The fund seeks
     Cap Value VIP--Class A                    Management L.L.C.             long-term capital
     Shares                                                                  appreciation.

-------------------------------------------------------------------------------------------------


 Fidelity(R) Variable Insurance              Fidelity Management &
 Products Fund                             Research Company ("FMR")

  --Fidelity(R) VIP                       Subadvisers: FMR Co., Inc.       - Seeks long-term
     Contrafund(R)--Initial Class                  ("FMRC"),                 capital
                                        Fidelity Research and Analysis       appreciation.
                                               Company ("FRAC"),
                                             Fidelity Management &
                                             Research (U.K.) Inc.
                                                 ("FMR U.K."),
                                       Fidelity International Investment
                                              Advisors ("FIIA"),
                                       Fidelity International Investment
                                            Advisors (U.K.) Limited
                                               ("FIIA (U.K.)L"),
                                          Fidelity Investments Japan
                                                Limited ("FIJ")

  --Fidelity(R) VIP Equity-                    Subadvisers: FMRC           - Seeks reasonable
     Income--Initial Class                           FRAC                    income. The fund
                                                   FMR U.K.                  will also consider
                                                     FIIA                    the potential for
                                                 FIIA (U.K.) L               capital
                                                      FIJ                    appreciation. The
                                                                             fund's goal is to
                                                                             achieve a yield
                                                                             which exceeds the
                                                                             composite yield on
                                                                             the securities
                                                                             comprising the
                                                                             Standard &
                                                                             Poor's(SM) Index
                                                                             (S&P 500(R)).

  --Fidelity(R) VIP                            Subadvisers: FMRC           - Seeks to achieve
     Growth--Initial Class                           FRAC                    capital
                                                   FMR U.K.                  appreciation.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ

  --Fidelity(R) VIP Index                 Subadvisers: Geode Capital       - Seeks investment
     500--Initial Class                         Management, LLC              results that
                                                     FMRC                    correspond to the
                                                                             total return of
                                                                             common stocks
                                                                             publicly traded in
                                                                             the United States,
                                                                             as represented by
                                                                             the S&P 500(R).

  --Fidelity(R) VIP Investment               Subadvisers: Fidelity         - Seeks as high a
     Grade Bond--Initial Class                 Investments Money             level of current
                                            Management, Inc. (FIMM)          income as is
                                                     FRAC                    consistent with the
                                                     FIIA                    preservation of
                                                 FIIA (U.K.) L               capital.


-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Fidelity(R) Variable Insurance
 Products Fund (continued):



  --Fidelity(R) VIP Mid-Cap--                  Subadvisers: FMRC           - Seeks long-term
     Initial Class                                   FRAC                    growth of capital.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ

  --Fidelity(R) VIP Money                      Subadvisers: FRAC           - Seeks as high a
     Market--Initial Class                           FIMM                    level of current
                                                     FIIA                    income as is
                                                 FIIA (U.K.) L               consistent with
                                                   FMR U.K.                  preservation of
                                                                             capital and
                                                                             liquidity.

  --Fidelity(R) VIP                            Subadvisers: FMRC           - Seeks long-term
     Overseas--Initial Class                         FRAC                    growth of capital.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ

  --Fidelity(R) VIP Value                      Subadvisers: FMRC           - Seeks capital
     Leaders--Initial Class                          FRAC                    appreciation.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ

  --Fidelity(R) VIP Value                      Subadvisers: FMRC           - Seeks capital
     Strategies--Service Class 2                     FRAC                    appreciation.
                                                   FMR U.K.
                                                     FIIA
                                                 FIIA (U.K.) L
                                                      FIJ
-------------------------------------------------------------------------------------------------



 Fidelity(R) Variable Insurance            Strategic Advisers, Inc.
 Products Freedom Funds

  --Fidelity(R) VIP Freedom 2010                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

  --Fidelity(R) VIP Freedom 2020                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

  --Fidelity(R) VIP Freedom 2030                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

  --Fidelity(R) VIP Freedom 2040                                           - Seeks a high total
     --Initial Class                                                         return with a
                                                                             secondary objective
                                                                             of principal
                                                                             preservation as the
                                                                             fund approaches its
                                                                             target date and
                                                                             beyond.

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Janus Aspen Series                              Janus Capital
                                                Management LLC

  --Janus Aspen Balanced                                                   - Seeks long-term
     Portfolio--Institutional                                                capital growth,
     Shares                                                                  consistent with
                                                                             preservation of
                                                                             capital and
                                                                             balanced by current
                                                                             income.

  --Janus Aspen Enterprise                                                 - Seeks long-term
     Portfolio--Institutional                                                growth of capital.
     Shares

  --Janus Aspen Forty                                                      - Seeks long-term
     Portfolio--Institutional                                                growth of capital.
     Shares

  --Janus Aspen Worldwide                                                  - Seeks long-term
     Portfolio--Institutional                                                growth of capital
     Shares                                                                  in a manner
                                                                             consistent with the
                                                                             preservation of
                                                                             capital.

-------------------------------------------------------------------------------------------------


 Lazard Retirement Series, Inc.                  Lazard Asset
                                                Management LLC

  --Lazard Retirement                                                      - Seeks long term
     International Equity Portfolio                                          capital
                                                                             appreciation.

-------------------------------------------------------------------------------------------------


 Lincoln Variable Insurance               Lincoln Investment Advisors      - Seeks capital
 Products Trust                                   Corporation                appreciation
                                           Subadvisor -- BAMCO, Inc.         through long-term
  --LVIP Baron Growth                                                        investments in
     Opportunities Fund--                                                    securities of small
     Service Class                                                           and mid-sized
                                                                             companies with
                                                                             undervalued assets
                                                                             or favorable growth
                                                                             prospects.

-------------------------------------------------------------------------------------------------


 Lord Abbett Series Fund, Inc.              Lord, Abbett & Co. LLC
                                                ("Lord Abbett")

  --Lord Abbett Mid-Cap Value                                              - Seeks capital
     Portfolio                                                               appreciation
                                                                             through
                                                                             investments,
                                                                             primarily in equity
                                                                             securities, which
                                                                             are believed to be
                                                                             undervalued in the
                                                                             marketplace.

-------------------------------------------------------------------------------------------------

 MFS(R) Variable Insurance Trust            Massachusetts Financial
                                               Services Company
                                                    ("MFS")

  --MFS(R) Utilities                                                       - Seeks total return.
     Series--Initial Class

  --MFS(R) Value Series--Initial                                           - Seeks capital
     Class                                                                   appreciation.


-------------------------------------------------------------------------------------------------



 MFS(R) Variable Insurance Trust II         Massachusetts Financial
                                               Services Company
                                                   ("MFS")

  --MFS(R) Global Tactical                                                 - Seeks total return.
     Allocation Portfolio--Initial
     Class
     (formerly MFS(R) Global Total
     Return Portfolio--Initial
     Class)

-------------------------------------------------------------------------------------------------


 Neuberger Berman Advisers                     Neuberger Berman
 Management Trust                               Management LLC
                                         Subadviser: Neuberger Berman
  --Neuberger Berman AMT                              LLC                   The Fund seeks
     Partners Portfolio--Class I                                            growth of capital.
                                                                            (To pursue this
                                                                            goal, the Fund
                                                                            invests mainly in
                                                                            common stocks of
                                                                            mid-to-large
                                                                            capitalization
                                                                            companies.)


-------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Oppenheimer Variable                       OppenheimerFunds, Inc.
 Account Funds

  --Oppenheimer Capital                                                    - Seeks capital
    Appreciation                                                             appreciation by
    Fund/VA--Non-Service Shares                                              investing in
                                                                             securities of well-
                                                                             known, established
                                                                             companies.

-------------------------------------------------------------------------------------------------


 PIMCO--Variable Insurance Trust              Pacific Investment
                                            Management Company LLC
                                                   ("PIMCO")

  --PIMCO Global Bond Portfolio                                            - Seeks maximum total
     (Unhedged)--Administrative                                              return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO High Yield                                                       - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

 --PIMCO Long-Term
     U.S. Government Portfolio--                                           - Seeks maximum total
     Administrative Class Shares                                             return, consistent
                                                                             with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO Low Duration                                                     - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO Real Return                                                      - Seeks maximum real
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of real capital and
                                                                             prudent investment
                                                                             management.

  --PIMCO Total Return                                                     - Seeks maximum total
     Portfolio--Administrative                                               return, consistent
     Class Shares                                                            with preservation
                                                                             of capital and
                                                                             prudent investment
                                                                             management.

-------------------------------------------------------------------------------------------------


 Royce Capital Fund                         Royce & Associates, LLC


  --Royce Micro-Cap                                                        - Seeks long term
     Portfolio--Investment Class                                             growth of capital.

  --Royce Small-Cap                                                        - Seeks long-term
     Portfolio--Investment Class                                             growth of capital.
                                                                             Any production of
                                                                             income is
                                                                             incidental to the
                                                                             Fund's investment
                                                                             goal.

-------------------------------------------------------------------------------------------------


 T. Rowe Price Equity                   T. Rowe Price Associates, Inc.
 Series, Inc.                                  ("T. Rowe Price")

  --T. Rowe Price Blue Chip Growth                                         - Seeks to provide
     Portfolio                                                               long-term capital
                                                                             growth. Income is a
                                                                             secondary
                                                                             objective.

  --T. Rowe Price Equity Income                                            - Seeks to provide
     Portfolio                                                               substantial
                                                                             dividend income as
                                                                             well as long-term
                                                                             growth of capital
                                                                             through investments
                                                                             in the common
                                                                             stocks of
                                                                             established
                                                                             companies.

  --T. Rowe Price Equity Index 500                                         - Seeks to match the
     Portfolio                                                               performance of the
                                                                             Standard & Poor's
                                                                             500 Stock Index(R).

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 T. Rowe Price Equity
 Series, Inc. (continued):



  --T. Rowe Price New America                                              - Seeks to provide
     Growth Portfolio                                                        long-term capital
                                                                             growth by investing
                                                                             primarily in the
                                                                             common stocks of
                                                                             growth companies.

  --T. Rowe Price Personal                                                 - Seeks the highest
     Strategy Balanced Portfolio                                             total return over
                                                                             time consistent
                                                                             with an emphasis on
                                                                             both capital
                                                                             appreciation and
                                                                             income.
-------------------------------------------------------------------------------------------------



 T. Rowe Price International           T. Rowe Price International, Inc.
 Series, Inc.


  --T. Rowe Price International                                            - Seeks long-term
     Stock Portfolio                                                         growth of capital
                                                                             through investments
                                                                             primarily in the
                                                                             common stocks of
                                                                             established, non-
                                                                             U.S. companies.
-------------------------------------------------------------------------------------------------



 T. Rowe Price Fixed Income Series,              T. Rowe Price
 Inc.


  --T. Rowe Price Limited-Term                                             - Seeks a high level
     Bond Portfolio                                                          of income
                                                                             consistent with
                                                                             moderate
                                                                             fluctuations in
                                                                             principal value.
-------------------------------------------------------------------------------------------------



 The Universal Institutional Funds,        Morgan Stanley Investment
 Inc.                                          Management, Inc.

  --UIF Emerging Markets Debt                                              - Seeks high total
     Portfolio--Class I                                                      return by investing
     (formerly Morgan Stanley UIF                                            primarily in fixed
     Emerging Markets Debt                                                   income securities
     Portfolio--Class I)                                                     of government and
                                                                             government-related
                                                                             issuers and, to a
                                                                             lesser extent, of
                                                                             corporate issuers
                                                                             in emerging market
                                                                             countries.

  --UIF Emerging Markets Equity           Subadvisers: Morgan Stanley      - Seeks long-term
     Portfolio--Class I                Investment Management Company and     capital
     (formerly Morgan Stanley UIF          Morgan Stanley Investment         appreciation by
     Emerging Markets Equity                  Management Limited             investing primarily
     Portfolio--Class I)                                                     in growth-oriented
                                                                             equity securities
                                                                             of issuers in
                                                                             emerging market
                                                                             countries.

  --UIF U.S. Mid Cap Value                                                 - Seeks above average
     Portfolio--Class I                                                      total return over a
     (formerly Morgan Stanley UIF                                            market cycle of
     U.S. Mid Cap Value                                                      three to five years
     Portfolio--Class I)                                                     by investing in
                                                                             common stocks and
                                                                             other equity
                                                                             securities.

  --UIF U.S. Real Estate                                                   - Seeks above average
     Portfolio--Class I                                                      current income and
     (formerly Morgan Stanley UIF                                            long-term capital
     U.S. Real Estate                                                        appreciation by
     Portfolio--Class I)                                                     investing primarily
                                                                             in equity
                                                                             securities of
                                                                             companies in the
                                                                             U.S. real estate
                                                                             industry, including
                                                                             real estate
                                                                             investment trusts
                                                                             ("REITs").

-------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------
                FUND                          INVESTMENT ADVISER            INVESTMENT OBJECTIVE


-------------------------------------------------------------------------------------------------

 Van Eck VIP Trust:                           Van Eck Associates
                                                  Corporation
  --Van Eck VIP                        Subadvisers: Explorer Alternative   - Seeks absolute
     Multi-Manager Alternatives                Management, LLC;              (positive) returns
     Fund (formerly Van Eck                Analytic Investors, LLC;          in various market
     Worldwide Absolute Return          Clutterbuck Capital Management       cycles.
     Fund)                                           LLC;
                                          Columbus Circle Investors;
                                           Dix Hills Partners, LLC;
                                         Lazard Asset Management LLC;
                                         Martingale Asset Management,
                                                     L.P.;
                                       PanAgora Asset Management, Inc.;
                                         Tetra Capital Management, LLC


  --Van Eck VIP Global Bond Fund                                           - Seeks high total
     (formerly Van Eck Worldwide                                             return--income plus
     Bond Fund)                                                              capital
                                                                             appreciation--by
                                                                             investing globally,
                                                                             primarily in a
                                                                             variety of debt
                                                                             securities.

  --Van Eck VIP Global Hard Assets                                         - Seeks long-term
     Fund (formerly Van Eck                                                  capital
     Worldwide Hard Assets Fund)                                             appreciation by
                                                                             investing primarily
                                                                             in "hard assets"
                                                                             securities. Income
                                                                             is a secondary
                                                                             objective.

-------------------------------------------------------------------------------------------------






     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can allocate Net Premium payments or transfer Cash Value to a maximum of 20 Allocation Alternatives.



     When you make your investment selections, We encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources such as the Fund's website or newspapers and financial and other magazine provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

INVESTMENT RETURN

     The investment return of a policy is based on:

     - the Accumulation Units held in each Investment Division for that policy;

     - the Investment experience of each Investment Division as measured by its actual net rate of return;

     - the interest rate credited on amounts held in the Fixed Account; and

     - the interest rate credited on amounts held in the Loan Account, if any.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Portfolio, and any dividend or capital gains distributions declared by the Funds. These investment returns do not reflect any other policy charges, and, if they did, the returns shown would be reduced.

     Funds may lose value; are not bank guaranteed; are not a deposit; are not FDIC/NCUA insured; and are not insured by any government agency.

PERFORMANCE CALCULATIONS

     From time to time, We may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, and rider charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable life insurance separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies; A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account held in the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions We receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow Us to vote the shares in our own right, We may decide to do so.

     While your policy is in effect, you can provide voting instructions to Us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which We do not receive timely instructions in the same proportion as the shares for which We receive voting instructions in a timely manner. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.





                       CHARGES ASSOCIATED WITH THE POLICY


     As with all life Insurance policies, certain charges apply when you purchase the CorpExec VUL policy. The following is a summary explanation of these charges.


                        DEDUCTIONS FROM PREMIUM PAYMENTS

     When We receive a premium payment from you, whether planned or unplanned, We will deduct a sales expense charge, a state premium tax charge, and a federal premium tax charge.

SALES EXPENSE CHARGE

     We reserve the right to increase this charge in the future, but it will never exceed the maximums stated. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that the Sales Expense Charge does not cover sales expenses, they will be recovered from NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge and the cost of insurance charge.

     Current--The Sales Expense Charge is deducted as follows: (1) During the First Policy Year, We currently deduct a Sales Expense Charge of 14% from any premiums paid up to the Target Premium. Once the Target Premium for the First Policy Year has been reached, We currently deduct a Sales Expense Charge of 2% from any additional premiums paid in that Policy Year. (2) During Policy Years two through five, We currently expect to deduct a Sales Expense Charge of 10% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We expect to deduct a Sales Expense Charge of 2% from any additional premiums paid in Policy Years two through five. (3) During Policy Years six and seven, We currently expect to deduct a Sales Expense Charge of 1.75% from any premiums paid up to the Target Premium for that Policy Year. Once the Target Premium for either such Policy Year has been reached, We expect to deduct a Sales Expense Charge of 2% from any additional premiums paid in such Policy Year. (4) Beginning in the eighth Policy Year, We do not currently expect to deduct a sales expense charge from any premiums paid.

     Guaranteed maximum--We may change the Sales Expense Charge at any time. During the first Policy Year, We guarantee that any Sales Expense Charge We deduct will never exceed 15.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge for more than 3% from any additional premiums in that Policy Year. During Policy Years 2-7, We guarantee that any Sales Expense Charge We deduct will never exceed 11.75% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge of more than 3% from any additional premiums in that Policy Year. Beginning in the eighth Policy Year, We guarantee that any Sales Expense Charge We deduct will never exceed 5% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, We will never deduct a Sales Expense Charge of more than 3% from any additional premiums paid in that Policy Year.

     The Target Premium, as shown on the Policy Data Page, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

STATE PREMIUM TAX CHARGE

     Various states and jurisdictions impose a tax on premium payments received by insurance companies. State tax rates vary from state to state and currently range from zero to 3.50% (and sometimes higher in certain jurisdictions).

     We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Premium Tax Charge Back", and the rate may not be changed for the life of the policy. The amount We deduct for the state premium tax charge may not reflect the actual premium tax charge in your state. Two percent (2%) represents the approximate average of taxes assessed by the jurisdictions.

     During the first 7 Policy Years, we currently deduct 2.00% of each premium payment you make up to the Target Premium and 1.75% on the amount paid over the Target Premium. We will not impose a state premium tax charge greater than 2%.

     Beginning in the eighth Policy Year, we currently expect to deduct 1.50% of each premium payment you make as a state premium tax charge.

FEDERAL PREMIUM TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon premium payments received under the policies. We may increase this charge to reflect changes in applicable law. We will not impose a federal premium tax charge greater than 1.25%.

     During Policy Years one through seven, We currently deduct 1.25% of each premium payment you make. Beginning in the eighth Policy Year, We expect to deduct 1.00% of each premium payment you make.

           DEDUCTIONS FROM ACCUMULATION VALUE AND FIXED ACCOUNT VALUE

     On each Monthly Deduction Day, We deduct a monthly contract charge and a cost of insurance charge (which will include a charge for the cost of any additional riders, if selected by the policyowner). The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the policy's Cash Value in each Investment Division and the Fixed Account in accordance with the expense charge allocation you made in the Policy Application. If no expense charge allocation is in effect, monthly deductions will be made pro rata from each of the Investment Divisions and the Fixed Account.

MONTHLY CONTRACT CHARGE

     The monthly contract charge compensates Us for costs incurred in providing certain administrative services including premium collection, record-keeping, processing claims, and communicating with policyowners. This charge is not designed to produce a profit.

     The monthly charge is currently equal to $0.00 in Policy Year 1 and $5.00 thereafter ($60.00 annually).

     If the cost of providing these administrative services increases, We reserve the right to increase this charge, subject to a maximum of $11.00 ($132.00 annually).

CHARGE FOR COST OF INSURANCE

     A charge for the cost of insurance is deducted on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The Life Insurance Benefit varies based on the performance of the Investment Divisions selected, interest credits to the Fixed Accounts, outstanding loans (including loan interest), charges, and premium payments. The current rates are based on the gender, smoker class, policy duration, underwriting class, and issue age of the Insured. The maximum cost of insurance rates are set forth on your Policy Data Page. We may change the current cost of insurance rates based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance charge for any month will equal:

                                 a times (b - c)

     Where:    a = the applicable cost of insurance rate per $1,000 of insurance
             b = the number of thousands of death benefit as of the Monthly
                 Deduction Day divided by 1.0032737, and for
             c = the number of thousands of Alternative Cash Surrender Value as of the Monthly Deduction Day (before this cost of insurance charge, but after the Mortality and Expense Risk charge, the monthly contract charge, and any charges for riders are deducted).

     The cost of insurance charge will never be less than zero.

     For Insureds rated sub-standard risks, an additional charge may be assessed as part of the cost of insurance charge. Any additional flat extra charges (which might apply to certain Insureds based on our underwriting) and charges for optional benefits added by rider will also be deducted on each Monthly Deduction Day.

RIDER CHARGES

     Each month, We include the monthly cost of insurance for any optional riders you have chosen in the cost of insurance charge. (For more information about specific riders' charges, see "Table of Fees and Expenses.")

LOAN CHARGES


     We currently charge an effective annual loan interest rate of 4.00% payable in arrears. When you request a loan, a transfer of funds will be made from the Investment Divisions and the Fixed Account to the Loan Account equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account.

     When you take a loan against your policy, the loaned amount that We hold in the Fixed Account may earn interest at a different rate from the rate We charge you for loan interest. For the First 10 Policy Years, the rate We currently credit on loaned amounts is 0.50% less than the rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently credit on loaned amounts is 0.05% less than the rate We charge for loan interest. The amount in the Loan Account will be credited with interest at a rate that will never be less than the greater of (1) the guaranteed interest rate applicable to the Fixed Account as shown on the Policy Date page, and (2) the effective annual loan interest rate less 2.00%. Interest accrues daily and is credited on the Monthly Deduction Day. These rates are not guaranteed and We can change them at any time, subject to the above-mentioned minimums. (See "Loans" for more information.)


MORTALITY AND EXPENSE RISK CHARGE

     Current--We currently expect to deduct on each monthly deduction day a Mortality and Expense Risk charge that is equal to the following annual rates:
0.25% in Policy Year one, or $2.50 per $1,000, and 0.45% in Policy Years two through ten, or $4.50 per $1,000, and 0.25% in Policy Years 11 and following or $2.50 per $1,000 of the separate account value of each Investment Division's assets.

     Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division's assets.

     The mortality risk We assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than We estimated. The expense risk We assume is that our costs of issuing and administering policies may be more than what We estimated. We may increase or decrease the current Mortality and Expense Risk Charge if the mortality risk profile of policyholders changes, or if a change in law, regulation or administrative interpretation thereof affects our cost of doing business including, without limitation, a change that eliminates a tax benefit or deduction that increases our after-tax cost of doing business, or if our costs of doing business change for any other reason. We will notify policyholders at least 30 days before the change by prospectus supplement and letter.

     If current charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that they are not adequately covered by the sales expense charge.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although We may do so in the future, to reflect possible changes in the law.

ALLOCATING EXPENSE CHARGE DEDUCTIONS

     You can choose the source from which NYLIAC deducts certain policy expenses, including the cost of insurance charge, any rider charges, the monthly contract charge, and the Mortality and Expense Risk charge. When you complete the policy application, you may instruct NYLIAC to have expenses deducted from any of the up to 20 Allocation Alternatives you have chosen, or a combination of those Allocation Alternatives. You can change these instructions at any time.

     If the accumulations in the Allocation Alternatives you have chosen for deduction under your policy are insufficient to pay these charges, We will deduct the charges proportionately from each of the other Investment Divisions in your policy and the Fixed Account. If you haven't given us instructions on how you would like us to allocate these expense charge deductions, We will deduct these charges proportionately from each of the Investment Divisions under your policy and the Fixed Account.

                                  FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See "Fund Annual Expenses" for more information.)

                               TRANSACTION CHARGES

PARTIAL WITHDRAWAL CHARGE--When you make a partial withdrawal, We reserve the right to deduct a fee, not to exceed $25, for processing the partial withdrawal.

TRANSFER CHARGE--We currently do not charge for transfers made between Investment Divisions. However, We reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

                              HOW THE POLICY WORKS


     This example is based on the charges applicable to a policy during the First Policy Year, issued on a medically underwritten, non-smoking insured male, issue age 45, with an initial Face Amount of $350,000, with a Target Premium of $16,768.50, who has selected Life Insurance Benefit Option 1 and the Guideline Premium Test, assuming current charges and a 6.00% hypothetical gross annual investment return, which results in a net annual effective investment return of 5.11% for all years:



Premium Paid...................................................   $7,500.00
less:     Below Target Premium Sales Expense Charge............    1,050.00
          Above Target Premium Sales Expense Charge............        0.00
          State Tax Charge (2%)................................      150.00
          Federal Tax Charge (1.25%)...........................       93.75
                                                                  ---------
equals:   Net Premium..........................................   $6,206.25
less:     Mortality and Expense Risk charge
          (varies monthly).....................................       15.63
less:     Charges for Cost of Insurance
          (varies monthly).....................................      192.46
          Monthly contract charge
          (5.00 per month in Policy Years 2 and following).....        0.00
                                                                  ---------
plus:     Net investment performance
          (varies daily).......................................      311.43
                                                                  ---------
equals:   Cash Value...........................................   $6,309.59
plus:     Deferred Premium Load Account........................    1,423.13
                                                                  ---------
equals:   Alternative Cash Surrender Value
          (as of end of First Policy Year).....................   $7,732.72



     There is no guarantee that the current charges illustrated above will continue. Depending on the timing and degree of fluctuation in actual investment returns, the actual policy values could be substantially more or less than those shown. A lower value, under certain circumstances, could result in the lapse of the policy unless the policyowner pays more than the stated premium.





                            DESCRIPTION OF THE POLICY

                                   THE PARTIES

     There are three important parties to the policy: the POLICYOWNER (or contractowner), the INSURED and the BENEFICIARY (or payee). One individual can have one or more of these roles. Each party plays an important role in a policy.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     - increase/decrease the Face Amount

     - choose a different Life Insurance Benefit (except that a change cannot be made to Option 3)

     - delete riders

     - change beneficiary

     - change underlying investment options

     - take a loan against or take a partial withdrawal from the value of the policy

     The current policyowner has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be sent to the Service Office at the address noted on the first page of this prospectus. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information.

PRIMARY INSURED: This individual's personal information determines the cost of the life insurance coverage. The policyowner also may be the Primary Insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

     Who is named as Owner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under "Federal Income Tax Considerations: Life Insurance Status of Policy" and "IRC Section 101(j)--Impact on Employer-Owned Policies" for more information.

                                   THE POLICY


     The policy provides life insurance protection on the named Insured, and pays Policy Proceeds when that Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit options; (3) access to the policy's Cash Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's Face Amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of a premium allocation option, including 80 Investment Divisions and a Fixed Account with a guaranteed minimum interest rate.


     We will pay the designated beneficiary the Policy Proceeds, less any Policy Debt and unpaid charges, if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions and interest accrued on Policy Debt.

HOW THE POLICY IS AVAILABLE

     The policy is available only as a non-qualified policy. This means that the policy is not available for use in connection with certain employee retirement plans that qualify for special treatment under the federal tax law. The minimum Face Amount of a policy is $100,000. The policyowner may increase the Face Amount, subject to our underwriting rules in effect at the time of the request. The Insured may not be older than age 85 as of the Policy Date or the date of any increase in Face Amount. Before issuing any policy (or increasing its Face Amount), the policyowner must give Us satisfactory evidence of insurability.

     We may issue the policy based on underwriting rules and procedures, which are based on NYLIAC's eligibility standards. These may include guaranteed issue underwriting. If our procedures for any group or sponsored arrangements call for less than full medical underwriting, Insureds in good health may be able to obtain coverage more economically under a policy that requires full medical underwriting.

     We may issue the policy in certain states on a unisex basis. For policies issued on a unisex basis, the policyowner should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

CASH VALUE

     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the value in the Loan Account. A number of factors affect your policy's Cash Value, including, but not limited to:

     - the amount and frequency of the premium payments;

     - the investment experience of the Investment Divisions you choose;

     - the interest credited on the amount in the Fixed Account;

     - the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     - the amount of charges We deduct.

CASH SURRENDER VALUE


     The Cash Surrender Value equals the Cash Value, less Policy Debt.


ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value is equal to the Cash Value of the policy, plus the value of the Deferred Premium Load Account.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT


     The balance of your premium payment after We deduct the premium charges is called your Net Premium. We allocate your Net Premium among your selected Investment Divisions available under the policy (See "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your Net Premium among up to any 20 of the 81 Allocation Alternatives.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase Accumulation Units within that Investment Division. We redeem Accumulation Units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of Accumulation Units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's Accumulation Unit value. On any given day, the amount you have in the Separate Account is the value of the Accumulation Units you have in all of the Investment Divisions of the Separate Account. The value of the Accumulation Units you have in a given Investment Division equals the current Accumulation Unit value for the Investment Division multiplied by the number of Accumulation Units you hold in that Investment Division.

     We determine Accumulation Unit values for the Investment Divisions as of the end of each Valuation Day. A "Valuation Day" is any day the New York Stock Exchange is open for regular trading.

DETERMINING THE VALUE OF AN ACCUMULATION UNIT

     We calculate the value of an Accumulation Unit at the end of each Business Day. We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior Business Day by the net investment factor.

     The net investment factor We use to calculate the value of an Accumulation Unit is equal to:

                                      (a/b)

          Where: a = the sum of:

                    (1) the net asset value of a Portfolio share held in the
                        Separate Account for that Investment Division determined at the end of the current day on which We calculate the Accumulation Unit value, plus

                    (2) the per share amount of any dividends paid or capital
                        gain distributions made by the Portfolio for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which We calculate an Accumulation Unit value for that Investment Division.

                 b = the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined as of the end of the immediately preceding day on which We calculated an Accumulation Unit value for that Investment Division.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your Net Premium payments to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the Net Premium Payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges We have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You may transfer all or part of the Cash Value among Investment Divisions or from an Investment Division to the Fixed Account. Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount as part of the transfer.

     The minimum amount that can be transferred from one Investment Division to another Investment Division or to the Fixed Account, is the lesser of (i) $500 or (ii) the value of the Accumulation Units in the Investment Division from which the transfer is being made, unless We agree otherwise. If, after the transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, We have the right to include that amount in the transfer. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year. This charge will be applied on a pro-rata basis to the Allocation Alternatives to which the transfer is being made.

     In each Policy Year, the policyowner may make one transfer from the Fixed Account to the Investment Divisions, subject to the following three conditions:

     - Maximum Transfer.--The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year, (ii) the previous year's transfer amount, or (iii) $5,000. During the retirement year (i.e., the Policy Year following the Insured's 65th birthday or a date you indicate in the application), or another date you request and We approve, the 20% maximum transfer limitation will not apply for a one-time transfer.

     - Minimum Transfer.--The minimum amount that may be transferred is $500, unless We agree otherwise.

     - Minimum Remaining Value.--The value remaining in the Fixed Account after the transfer must be at least $500. If the remaining value would be less than $500, We have the right to include that amount as part of the transfer.

     Transfer requests must be made in writing on a form We have approved. Transfers to or from Investment Divisions will be made based on the Accumulation Unit values on the Business Day on which NYLIAC receives the transfer request.

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers

     This policy is not intended as a vehicle for market timing. Generally, We require that all transfer requests must be submitted in writing through the U.S. mail or an overnight carrier and received by the Service Office at the address noted on the first page of this prospectus. In connection with deferred compensation plans, however, We may permit, in certain limited circumstances, transfer requests to be submitted by fax transmission. These requirements are designed to limit potentially harmful transfers.

     WE MAY CHANGE THIS LIMITATION OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that We may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. Please send transfer requests to the Service Office noted on the first page of this prospectus. We will provide you with written notice of any transfer request We reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares. In addition, pursuant to Rule 22c-2 of the 1940 Act, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers

     The procedures described herein are designed to limit potentially harmful transfers. However, We cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     - We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     - Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     - (1) The underlying Fund Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

        (2) The purchase and redemption orders received by the underlying Fund Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by Us. The nature of these combined orders may limit the underlying Fund Portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund Portfolio believes that a combined order We submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund Portfolio may reject the entire order and thereby prevent Us from implementing any transfers that day. We do not generally expect this to happen.

     - Other insurance companies that invest in the Fund Portfolios underlying this policy may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund Portfolios.

     - Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

       (1) an adverse effect on Portfolio management, such as:

             a) impeding a Portfolio manager's ability to sustain an investment objective;

             b) causing the underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or

             c) causing an underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund Portfolio.

       (2) increased administrative and Fund brokerage expenses.

       (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund Portfolio are made when, and if, the underlying Fund Portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

                       ADDITIONAL BENEFITS THROUGH RIDERS


     You can apply for additional benefits by selecting an optional rider. We approve the issuance of a rider based on our standards and limits for issuing insurance and classifying risks. An additional "Term Insurance Benefit" is provided by a Supplementary Term Rider ("STR") and is subject to the terms of both the policy and the rider. The STR is not available to policyholders who elect the Guideline Premium Test (see "Premium Payments" for more information.)


SUPPLEMENTARY TERM RIDER

     This rider provides a Term Insurance Benefit that is payable when the Insured dies while this rider was in effect. It insures the same individual covered by the base policy. On the

Issue Date, the Term Insurance Benefit is the amount specified in the application. The initial Term Insurance Benefit is shown on the Policy Data Page. The initial Term Insurance Benefit when added to the initial Face Amount of the base policy equals the initial Target Face Amount, which is also shown on the Policy Data Page.

     As described under the "Selection of Life Insurance Benefit Table", the Life Insurance Benefit amount could automatically increase or decrease. In such case, the Term Insurance Benefit will automatically be adjusted.

     On each Monthly Deduction Day beginning with the second, the Term Insurance Benefit will automatically be set in accordance with the Life Insurance Benefit Option that is in effect on the policy as follows:

     - Option 1--The Term Insurance Benefit will equal the Target Face Amount minus the death benefit amount.

     - Option 2--The Term Insurance Benefit will equal the Target Face Amount plus Alternative Cash Surrender Value minus the death benefit amount.

     - Option 3--The Term Insurance Benefit will equal the Target Face Amount plus the Cumulative Premium Amount minus the death benefit amount.

     However, if on a Monthly Deduction Day, the Term Insurance Benefit is automatically reduced to zero, the rider will still remain in force. If the policy's Life Insurance Benefit subsequently decreases as described in Section
1.3 of the policy, the Term Insurance Benefit will again be adjusted based on the Life Insurance Benefit Option specified.

     Within certain limits, the policyowner may:

     - Increase or decrease the Term Insurance Benefit, which will result in a corresponding change to the Target Face Amount; and/or

     - Convert this rider to increase the Face Amount of the policyowner's base policy. The Target Face Amount of the policyowner's policy after this conversion will be the same as the Target Face Amount of your policy before the conversion.

     The policyowner may request changes to the policy under this rider if:

     (a) the Target Face Amount is not decreased to an amount below $101,000, unless the decrease is due to a partial withdrawal under the policy.

     (b) the Term Insurance Benefit does not exceed 10 times the policy's death benefit. This requirement prohibits the policyowner from either increasing the Term Insurance Benefit or decreasing the base policy Face Amount to an amount that would violate this maximum ratio.

     Coverage under this rider ends on the earliest of:

     (a) the Monthly Deduction Day on or next following our receipt of the policyowner's signed request to cancel the rider,

     (b) the policy anniversary on which the Insured is or would have been 100, as required by law,

     (c) the date the rider is fully converted, or

     (d) the date the policy ends or is surrendered.

- TERM RIDER VS. BASE POLICY COVERAGE

     You should consider a number of factors when deciding whether to purchase death benefit coverage under the base policy only or in conjunction with the STR. There can be some important cost differences.

     Sales Expense Charges: If you compare a policy with a term rider to one that provides the same initial death benefit without a term rider, the policy with the rider will have a lower Target Premium and sales expense charges may be lower. This is because sales expense charges are based on the amount of the Target Premium. Generally, the higher the premium you pay, the greater the potential cost savings and positive impact on Cash Value growth with a term rider. See "DEDUCTIONS FROM PREMIUM PAYMENTS--Current Sales Expense Charge" for a discussion of how sales expense charges are calculated.

     Generally, if lowering up front sales expense costs are important to you or if you plan to fund the policy at certain levels, you should consider including coverage under one of the term riders since this can help lower your initial costs and enhance overall policy performance.

     Cost of Insurance Charges: The current cost of insurance charges are different under base policy coverage than under the term rider. In general, these rates are lower for death benefit coverage provided under the term rider than coverage under the base policy for the first six to eight Policy Years. Usually, beginning in Policy Years seven through nine, the cost of insurance rates under the term rider is higher than the cost of insurance charges under the base policy. This can impact your policy in different ways depending on how much premium with which you fund the policy and the policy's actual investment performance.

     If, during the life of the policy, your Cash Value is at a low level either because your overall funding has been low or your actual investment experience has been poor, the negative impact of the higher cost of insurance charges on the Cash Value will be greater. Therefore, the lower the premiums paid and/or the worse the actual investment experience, the greater possibility that a policy with a term rider will not perform as well as a policy with base coverage only.

     You should review several illustrations with various combinations of base policy and term rider coverage using a variety of interest crediting rates. Your choice as to how much term coverage you should elect should be based on your individual plans with respect to premium amounts, level of risk tolerance, and the time you plan to hold the policy. Please ask your agent to review your various options.

                    OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to Us to the Service Office address noted on the first page of this prospectus. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets.

     If you decide to use the Dollar Cost Averaging feature, We will ask you to specify:

     - the dollar amount you want to have transferred (minimum transfer $100);

     - the Investment Division you want to transfer money from;

     - the Investment Division(s) and/or Fixed Account you want to transfer money to;

     - the date on which you want the transfers to be made, within limits; and

     - how often you would like the transfers made, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you may make Dollar Cost Averaging transfers into the Fixed Account. We do not count Dollar Cost Averaging transfers against any limitations We may impose on the number of free transfers.

     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer unless We have received a written request at the Service Office address listed on the first page of this prospectus (or any other address We indicate to you in writing). We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.

     The minimum Cash Value required to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     To cancel the Dollar Cost Averaging option, We must receive a written request, in a form acceptable to us, and sent to the Service Office address listed on the first page of this prospectus. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, We will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. To set up Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation form in a form acceptable to Us to the Service Office address listed on the first page of this prospectus. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, We will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually, or annually, but not on a monthly basis. The minimum Cash Value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the Cash Value is less than $2,000 on a reallocation date. Once the Cash Value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature. We do not count Automatic Asset Reallocation transfers against any limitations We may impose on the number of free transfers.

     To cancel the Automatic Asset Reallocation feature, We must receive a written request, in a form acceptable to Us, and sent to the Service Office address listed on the first page of this prospectus. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

               TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Other charges may be higher (or lower) and the benefits may be different for this policy. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

     The final surrender value of your old policy is determined after the new life insurance policy has been issued. The surrender value may increase or decrease due to market fluctuations during the period between submission of the exchange request and issuance of the new policy. Please consult your current insurer about how to seek to mitigate market exposure during this period.

                           24 MONTH EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date, the policyowner can exchange the policy for a policy on a permanent plan of life insurance on the Insured which We offer for this purpose. NYLIAC will not require evidence of insurability. To exchange the policy, you must send a written request for this exchange to Us at our Service Office address listed on the first page of this prospectus. Upon an exchange of a policy, all riders and benefits will end unless We agree otherwise or unless required under state law. The replacement policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as the original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange the policy, We will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for differences in premiums and Cash Values under the old policy and the new policy. On the Business Day We receive a written request for an exchange, the Cash Value of the policy will be transferred into the Fixed Account, where it will remain until these requirements are met. The date of exchange will be the later of: (a) the Business Day the policyowner sends Us the policy along with a signed request; or (b) the Business Day We receive the policy at our Service Office, or such other location that We indicate to the policyowner in writing and the necessary payment for the exchange, if any.

     Policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and the issuance of the new policy, which could affect the Cash Value applied to your new policy.





                                PREMIUM PAYMENTS

     While the policy is in force, the policyowner may make premium payments at any time while the Insured is living and before the policy anniversary on which the Insured is age 100. Subject to certain restrictions, the policyowner may make premium payments at any interval and by any method We make available. Premium payments must be sent to our Premium Remittance Center at the address noted on the first page of this prospectus. The policyowner selects a premium payment schedule in the application and this amount, along with the amount of the first premium, is set forth on the Policy Data Page and designated as the planned premium. The policyowner may elect not to make a planned premium at any time.

     The policyowner may also make other premium payments that are not planned. If an unplanned premium payment would result in an increase in the death benefit greater than the increase in the Alternative Cash Surrender Value, We reserve the right to require proof of insurability before accepting that payment and applying it to the policy. We also reserve the right to limit the number and amount of any unplanned premiums.

     There is no penalty if a planned premium is not paid, since premium payments, other than the first premium payment, are not specifically required. Paying planned premiums, however, does not guarantee coverage for any period of time. Subsequent premium payments may be necessary to keep the policy in force. Instead, the duration of the policy depends upon the policy's Cash Surrender Value. You can call the telephone number listed on the first page of this prospectus to determine if We have received your premium payment.

     No premium payment, planned or unplanned, may be in an amount that would jeopardize the policy's qualification as life insurance under Section 7702 of the IRC.

     Subsequent premium payments must also be sent to the Premium Remittance Center address listed on the first page of this prospectus.

RISK OF MINIMALLY FUNDED POLICIES


     You can make additional planned or unplanned premium payments at any time up to the Insured's attainment of age 100. We will require one or more additional premium payments in the circumstances where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.



     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges or that is otherwise minimally funded more likely will be unable to maintain its Cash Surrender Value because of market fluctuations and performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION


     Your premium payment will be credited to your policy on the Business Day that it is received at our Premium Remittance Center, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern time, and that We have all of the information needed to credit the premium payment. Any premium payment received after that time will be credited to your policy on the next Business Day on which We have received all of the information needed to credit the premium payment. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.


     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK


     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 10 days after you receive your policy to return it and receive a refund. To receive a refund, you must return the policy to NYLIAC's Service Office at the address noted on the first page of the prospectus (or any other address We indicate to you in writing) or the registered representative from whom you purchased the policy, along with a written request for cancellation in a form acceptable to us.


     We will allocate premium payments you make with your application or during the free look period to our General Account until the end of the free look period. After the end of the free look period, We will then allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected. If you cancel your policy, however, We will pay you only the greater of (a) your policy's Cash Value calculated as of the Business Day either NYLIAC's Service Office or the registered representative through whom you purchased it receives the policy along with the written request for cancellation, or (b) the total premium payments you have made, less any loans and any partial withdrawals you have taken.

PREMIUM PAYMENTS

     When We receive a premium payment, We deduct the sales expense, state premium tax, and federal premium tax charges that apply. The balance of the premium is called the "Net Premium." We apply your Net Premium to the Investment Divisions and/or Fixed Account, according to your instructions. Acceptance of premium payments is subject to suitability standards.

     If you elect the Guideline Premium Test ("GPT") to determine whether your policy qualifies as life insurance under IRC Section 7702, We may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test, We will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums We return to you will not include any gains or losses attributable to the investment return on those premium payments. We will credit interest at a rate of not less than 3.00% on those premiums from the date such premium payments cause the policy to exceed the amount permitted under the GPT to the date We return the premiums to you. See "Life Insurance Benefit Options" for more information. You may call the telephone number listed on the first page of this prospectus to determine whether an additional premium payment would be allowed under your policy.

     The Net Premium payments (planned or unplanned) you make during the free look period are applied to our General Account. After the free look period, or the date We receive your policy delivery receipt, whichever is later, We allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given Us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form to the Service Office address listed on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by the Service Office noted on the first page of this prospectus. The allocation percentages must total 100%.

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned for insufficient funds, We will reverse the investment options chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If two consecutive payments by check are returned for insufficient funds, the privilege to pay by check will be suspended until such time We agree to reinstate it.


                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     Insurance coverage under the policy will begin on the later of the Policy Date or the date We receive the first premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY


     You can apply in writing to increase the Face Amount of the policy under certain circumstances. To increase the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. The amount of an increase in Face Amount is subject to our maximum retention limits. We require evidence of insurability that is satisfactory to Us for an increase. If this evidence results in a change of underwriting class, We will issue a new policy for the amount of the increase. We reserve the right to limit increases. Any increase will take effect on the Monthly Deduction Day on or after the Business Day We approve the policyowner's request for the increase. An increase in Face Amount may increase the cost of insurance charge. The minimum amount allowed for an increase in Face Amount is $1,000. We do not charge for a Face Amount increase.



     In addition, on or after the first policy anniversary, You can apply in writing to decrease the Face Amount of the policy. To decrease the Face Amount of your policy, you must send a written request in a form acceptable to Us to the Service Office noted on the first page of this prospectus. You may also request decreases in coverage. A decrease in Face Amount is effective on the Monthly Deduction Day on or after the Business Day We receive your signed request for the decrease in a form acceptable to Us at our Service Office. The decrease will first be applied to reduce the most recent increase in Face Amount. It will then be applied to reduce other increases in the Face Amount and then to the initial Face Amount in the reverse order in which they took place. Decreases are subject to the minimum Face Amount of $25,000. The minimum amount allowed for a decrease in Face Amount is $1,000. We do not charge a fee for a Face Amount decrease. The policyowner can change the Face Amount while the Insured is living, but only if the policy will continue to qualify as life insurance under IRC Section 7702 after the change is made. An increase or decrease in Face Amount will cause a corresponding change in the Target Premium.





POLICY PROCEEDS


     We will pay proceeds to your beneficiary in one sum when We receive satisfactory proof that the Insured died while the policy is in effect. These proceeds will equal:

            1) the Life Insurance Benefit calculated under the Life Insurance
               Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders you have chosen;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the Insured died until the date We pay the proceeds or the date when the payment option you have chosen becomes effective. See "Life Insurance Benefit Options" for more information.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option. We subtract any Policy Debt, and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown in the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value. We will reduce the amount of the death benefit proceeds by any Policy Debt. Also, no further monthly deductions will be made for the cost of insurance. The federal income tax treatment of a life insurance policy is uncertain after the Insured is age 100. See "Federal Income Tax Considerations."

BENEFICIARIES OR PAYEES

     You have certain options regarding the policy's beneficiary:

     - You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the Insured dies.

     - You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     - To change a revocable beneficiary while the Insured is living, you must send a written request in a form acceptable to Us to our Service Office at the address listed on the first page of this prospectus (or any other address We indicate to you in writing). Generally, the change will take effect as the date the request is signed subject to any payments We made or actions We have already taken.

     - If no beneficiary is living when the Insured dies, We will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate, unless We have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless We agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If We still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, We will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     - If the policy is still in effect, We will pay any Cash Value, partial withdrawals, loan proceeds, or the Policy Proceeds within 7 days after We receive all of the necessary requirements at our Service Office at the address listed in the first page of this prospectus (or any other address We indicate to you in writing).

     - We may delay payment of any loan proceeds attributable to the Separate Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) We are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC")' or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits Us to delay payment in order to protect our policyowners.

     - We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to 6 months from the date We receive your request.

     - We may delay payment of the entire Policy Proceeds if We contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation We will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     - Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require Us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), We would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     - If you have submitted a recent check or draft, We have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if We delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at an annual rate of at least 3%, set each year, and not less than required by law.

LIFE INSURANCE BENEFIT OPTIONS

     The Life Insurance benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death at our Service Office, We will pay the Beneficiary the death benefit determined as of the date the Insured dies, less any Policy Debt and less any charges incurred and not yet deducted. The death benefit will be paid in one sum.

     The amount of the death benefit is determined by the Life Insurance Benefit Option the policyowner has chosen. The policyowner may choose one of three Life Insurance Benefit Options:

     (1) Life Insurance Benefit Option 1 provides a death benefit equal to the greater of (i) the Face Amount of the policy or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     (2) Life Insurance Benefit Option 2 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Alternative Cash Surrender Value or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

         The Alternative Cash Surrender Value will fluctuate due to the performance results of the Investment Divisions you choose.

     (3) Life Insurance Benefit Option 3 provides a death benefit equal to the greater of (i) the Face Amount of the policy plus the Cumulative Premium Amount or (ii) a percentage of the Alternative Cash Surrender Value equal to the minimum necessary for this policy to qualify as life insurance under Section 7702 of the IRC, as amended.

     The value of any additional benefits provided by rider is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. We subtract any Policy Debt and any charges incurred but not yet deducted, and then credit the interest on the balance.

     Beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Alternative Cash Surrender Value less any Policy Debt. Also, no further monthly deductions will be made for cost of insurance. The federal income tax treatment of a life insurance contract is uncertain after the Insured is age 100. (See "Federal Income Tax Considerations"--Status of Policy After Insured is Age 100" for more information.)

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under "Federal

Income Tax Considerations"--"Life Insurance Status of Policy"--"Pension Protection Act of 2006--Impact on Employer-Owned Policies" for more information.

SELECTION OF LIFE INSURANCE BENEFIT TABLE

     Under any of the Life Insurance Benefit Options, the death benefit cannot be less than the policy's Alternate Cash Surrender Value times a percentage determined from the appropriate IRC Section 7702 test. The policyowner may choose either the "Corridor" table or the "CVAT" table, before the policy is issued. The death benefit will vary depending on which table is selected. If the policyowner does not choose a table, the Corridor table will be used. Once the policy is issued, the policyowner may not change to a different table. You can find the table that contains the percentages in the Policy Data Pages.

     Under IRC Section 7702, a policy may be treated as life insurance for federal tax purposes if at all times it meets either (1) a Guideline Premium Test ("GPT") and a cash value corridor test or (2) a Cash Value Accumulation Test ("CVAT"). The Corridor table is designed to meet the cash value corridor test while the CVAT table is designed to meet the Cash Value Accumulation Test. A policy using the Corridor table must also satisfy the Guideline Premium Test of IRC Section 7702. This test limits the amounts of premiums that may be paid into the policy.

     Also, because the percentages used for a Corridor test under the GPT are lower than under the CVAT, a guideline premium/cash value corridor policy must attain a higher level of Alternative Cash Surrender Value before the relevant IRC table will result in an automatic death benefit increase. Any such automatic increase in death benefit can result in additional cost of insurance charges. Therefore, a CVAT policy is more likely to incur such additional charges than a guideline premium/cash value corridor policy.

EFFECT OF INVESTMENT PERFORMANCE ON THE DEATH BENEFIT

     Positive investment experience in the Investment Divisions may result in a death benefit that will be greater than the Face Amount, but negative investment experience will never result in a death benefit that will be less than the Face Amount, so long as the policy remains in force.

     Example 1: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the Corridor Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 40,000
(3) Percentage on Date of Death from Corridor
    Table.......................................      215%       215%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from Corridor Table...........  $107,500   $ 86,000
(5) Death Benefit = Greater of (1) and (4)        $107,500   $100,000


     Example 2: The following example shows how the death benefit varies as a result of investment performance on a policy, assuming that Life Insurance Benefit Option 1 and the

CVAT Table have been selected and that the Insured is a male non-smoker, and assuming that the age at death is 45:

                                                  POLICY A   POLICY B
                                                  --------   --------
(1) Face Amount.................................  $100,000   $100,000
(2) Alternative Cash Surrender on Date of
    Death.......................................  $ 50,000   $ 25,000
(3) Percentage on Date of Death from CVAT
    Table.......................................      337%       337%
(4) Alternative Cash Surrender Value multiplied
    by Percentage from CVAT Table...............  $168,500   $ 84,250
(5) Death Benefit = Greater of (1) and (4)......  $168,500   $100,000


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     On or after the first Policy Anniversary, the policyowner can change the Life Insurance Benefit Option. However, option changes to Option 3 will not be allowed at any time. We reserve the right to limit the number of changes in the Life Insurance Benefit Option. Any change will take effect on the Monthly Deduction Day on or after the date We approve the policyowner's signed request. The Face Amount of the policy after a change in option will be an amount that results in the death benefit after the change being equal to the death benefit before the change. For example, if the policyowner changes from Option 1 to Option 2, the Face Amount of the policy will be decreased by the Alternative Cash Surrender Value. If the policyowner changes from Option 2 to Option 1, the Face Amount of the policy will be increased by the Alternative Cash Surrender Value. We reserve the right to limit changes in the Life Insurance Benefit Option that would cause the Face Amount to fall below our minimum amount requirements.

     In order to change your Life Insurance Benefit Option, you must submit a signed written request to our Service Office in a form acceptable to Us at the address listed on the first page of this prospectus (or any other address We indicate to you in writing).


                          ADDITIONAL POLICY PROVISIONS

CHANGE OF OWNERSHIP


     A successor policyowner can be named in the application, or in a signed written request, in a form acceptable to Us, that gives Us the information We need, sent to our Service Office at the address listed on the first page of this prospectus. The successor policyowner will become the new policyowner when the original policyowner dies, if the original policyowner dies before the Insured. If no successor policyowner survives the original policyowner and the original policyowner dies before the Insured, the original policyowner's estate becomes the new policyowner.


     The policyowner can also change the policyowner by sending a signed written request, in a form acceptable to Us, that gives Us the facts We need, to our Service Office at the address listed on the first page of this prospectus. When this change takes effect, all rights of ownership in this policy will pass to the new policyowner.

     When We record a change of policyowner or successor policyowner, these changes will take effect as of the date of the policyowner's signed notice. This is subject to any payments We made or action We took before recording these changes. We may require that these changes be endorsed in the policy. Changing the policyowner or naming a new successor policyowner cancels any prior choice of policyowner or successor policyowner, respectively, but does not change the Beneficiary.

RECORDS AND REPORTS

     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year We will mail the policyowner a report showing the Cash Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Except for any increases in Face Amount, other than one due solely to a change in the Life Insurance Benefit Option, We must bring any legal action to contest the validity of a policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums or unless the Insured died within that two year period. For any increase in the Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, other than one due solely to a change in the Life Insurance Benefit Option, We must bring legal action to contest that increase within two years from the effective date of the increase.

     However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year contestable period for the amount of increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

SUICIDE

     If the Insured commits suicide within two years from the Issue Date or less where required by law (or, with respect to an increase in Face Amount, Target Face Amount or Term Insurance Benefit provided by a rider, on the effective date of the increase), and while the policy is in force, the policy will end, and the only amount payable to the Beneficiary will be the premiums paid, less any Policy Debt and any partial withdrawals. If the policy has been reinstated, the 2-year suicide exclusion period will begin on the date of reinstatement.

     If the policyowner increased the Face or Term Amount, then the 2-year suicide exclusion period for each increase will begin on the effective date of such increase. If the suicide exclusion applies to an increase in the Face or Term Amount, the only amount payable with respect to that increase will be the total Cost of Insurance We deducted for that increase. However, if the increase in Face Amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the 2-year suicide exclusion period for the increase in Face Amount will be measured from the date this corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR GENDER

     If the Insured's age or gender is misstated in the policy application, the Cash Value, Alternative Cash Surrender Value and the death benefit payable under the policy will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct gender.

ASSIGNMENT

     While the Insured is living, you can assign a policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, We must receive a signed copy of such assignment at our Service Office at the address noted on the first page of this prospectus or any other address We indicate to you in writing. We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income and tax penalties to you. (See "Federal Income Tax Considerations" for more information.)


                       PARTIAL WITHDRAWALS AND SURRENDERS

                               PARTIAL WITHDRAWALS

     The policyowner can make a partial withdrawal of the policy's Cash Value, at any time while the Insured is living. The minimum partial withdrawal is $500, provided that the Cash Value less the amount of any Policy Debt that would remain after the withdrawal is at least $500. We reserve the right to impose a processing charge of $25 applied to any partial withdrawal. The partial withdrawal and any associated processing fee will be made from the Fixed Account and the Investment Divisions in proportion to the amount in each, or only from the Investment Divisions in an amount or ratio that you tell Us. When you take a partial withdrawal, the Cash Value, the Alternative Cash Surrender Value, and the Cumulative Premium Amount will be reduced by the surrender proceeds. To withdraw funds from the policy, We must receive the policyowner's signed request in a form acceptable to Us at our Service Office address listed on the first page of this prospectus.

     We reserve the right to require a full surrender if a partial withdrawal would cause the (i) policy Face Amount to drop below our minimum amount ($25,000); and/or (ii) Cash Value less any Policy Debt to drop below $500.

     For policies where Life Insurance Benefit Option 1 is in effect, a partial withdrawal may reduce the Face Amount. The Face Amount will be reduced by the greater of (a) or (b), where:

          (a) is zero, and

          (b) is the partial withdrawal less the greater of

               (i) zero, or

               (ii) the Alternative Cash Surrender Value immediately prior to the partial withdrawal less the result of the Face Amount immediately prior to the partial withdrawal divided by the applicable percentage, as shown on the appropriate table under Section 7702 of the IRC, for the Insured's age at time of withdrawal.

     For policies where Life Insurance Benefit Option 2 is in effect, a partial withdrawal will not affect the Face Amount.

     For policies where Life Insurance Benefit Option 3 is in effect and the Cumulative Premium Amount is less than the amount of the surrender, the policy Face Amount will be reduced by the difference between:

          (a) the amount of the surrender less the Cumulative Premium Amount immediately prior to the surrender; and

          (b) the greater of:

               (i) the ACSV of the policy immediately prior to the surrender, less the Cumulative Premium Amount, minus the policy Face Amount divided by the applicable percentage shown in the policy, for the Insured's age at the time of surrender, or

               (ii) zero.

     If the above results in zero or a negative amount, there will be no adjustment in the policy Face Amount.

     Any decrease in policy Face Amount caused by payment of a partial surrender will first be applied against the most recent policy Face Amount increase. It will then be applied to other policy Face Amount increases in the reverse order in which they took place, and then to the Initial Face Amount.

     Proceeds from a surrender benefit or partial withdrawal will be paid in one sum. The amount of proceeds will be determined as of the date We receive the policyowner's signed request in a form acceptable to Us at our Service Office.

     A partial withdrawal may result in taxable income and penalty tax to you. (See "Federal Income Tax Considerations".)

                                   SURRENDERS

CASH VALUE

     After the free look period, or after We receive your policy delivery receipt, whichever is later, the Cash Value of the policy is the sum of the Accumulation Value in the Separate Account, the value in the Fixed Account and the Value in the Loan Account.

CASH SURRENDER VALUE


     The Cash Surrender Value equals the Cash Value less Policy Debt.


ALTERNATIVE CASH SURRENDER VALUE

     The Alternative Cash Surrender Value ("ACSV") is equal to the policy's Cash Value plus the value of the Deferred Premium Load Account. The ACSV is not available to support Monthly Deduction Charges or for purposes of a loan or partial withdrawal.

     Upon surrender, you will receive the full Cash Surrender Value or, if applicable, the ACSV less any Policy Debt, while the Insured is alive and this policy is in effect. The Cash Surrender Value or ACSV will be calculated as of the date on which We receive your signed request, in a form acceptable to Us, at our Service Office, unless a later effective date is selected. All insurance will end on the date We receive your request for full cash surrender at our Service Office.

     You are eligible to receive the ACSV provided the policy has not been assigned, and that the owner has not been changed, unless that change (1) was the result of a merger or acquisition and the successor owner was your wholly owned subsidiary or a corporation under which you were a wholly owned subsidiary on the date ownership changed, or (2) was to a trust established by you for the purposes of providing employee benefits.

     We will credit interest on any amount placed in the Deferred Premium Load Account. The value of the Deferred Premium Load Account during the first Policy Year is equal to the cumulative sales expense charge, state tax charge, and federal tax charge collected during the first Policy Year and interest credited on these amounts. The Deferred Premium Load Account will be amortized on the Monthly Deduction Day. The amortized amount will be the value of the Deferred Premium Load Account on the date multiplied by the applicable percentage from the following schedule.

Policy Year 1....................  0.0000%
Policy Year 2....................  0.8284%
Policy Year 3....................  0.8742%
Policy Year 4....................  1.0129%
Policy Year 5....................  1.0596%
Policy Year 6....................  1.1538%
Policy Year 7....................  1.2490%
Policy Year 8....................  1.3452%
Policy Year 9....................  1.4424%
Policy Year 10...................  1.5408%
Policy Year 11...................  6.4377%
Policy Year 12...................   100.0%
Policy Year 13...................   100.0%
Policy Year 14...................   100.0%
Policy Year 15...................   100.0%
Policy Year 16...................   100.0%
Policy Year 17...................   100.0%
Policy Year 18...................   100.0%
Policy Year 19...................   100.0%
Policy Year 20...................   100.0%


     The Deferred Premium Load Account value on each Monthly Deduction Day on or after the first policy anniversary will be equal to (a) minus (b) plus (c) plus
(d), where:

     (a) is the value of the Deferred Premium Load Account as of the prior Monthly Deduction Day;

     (b) is the amount amortized;

     (c) is a percentage of the cumulative sales expense charge, state tax charge and federal tax charge collected since the last Monthly Deduction Day, including the current Monthly Deduction Day, shown on the following schedule; and

Policy Year 2...................  99.1716%
Policy Year 3...................  99.1258%
Policy Year 4...................  98.9871%
Policy Year 5...................  98.9404%
Policy Year 6...................  98.8462%
Policy Year 7...................  98.7510%
Policy Year 8...................  98.6548%
Policy Year 9...................  98.5576%
Policy Year 10..................  98.4592%
Policy Year 11..................  93.5623%
Policy Year 12..................      0.0%
Policy Year 13..................      0.0%
Policy Year 14..................      0.0%
Policy Year 15..................      0.0%
Policy Year 16..................      0.0%
Policy Year 17..................      0.0%
Policy Year 18..................      0.0%
Policy Year 19..................      0.0%
Policy Year 20..................      0.0%


     (d) is the interest credited for the prior month.

     The interest credited to the Deferred Premium Load Account at any time will be based on a rate of interest, which We declare periodically. Such rate will be declared at least annually.

REQUESTING A SURRENDER

     To surrender the policy, you must send a written request in a form acceptable to Us and the policy to our Service Office at the address noted on the first page of this prospectus (or any other address We indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the Business Day the Service Office receives your written request and the policy. However, if the day We receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. Generally, we will mail the surrender proceeds within seven days after the effective date. All insurance coverage under the policy and any riders will end on the day We receive your surrender request. A surrender may result in taxable income and penalty tax to you. See "Federal Income Tax Considerations" for more information.

                                      LOANS

     Using the policy as sole security, the policyowner may make a request to borrow up to the loan value of the policy. The loan value on any given date is equal to 90% of your policy's Cash Value, less any Policy Debt. Your state may have a different limit for loan value. See your policy for more information.

LOAN ACCOUNT


     The Loan Account secures any Policy Debt, and is part of our General Account. When a loan is requested, an amount is transferred to the Loan Account from the Investment Divisions and the Fixed Account (on a pro-rata basis unless the policyowner requests otherwise) equal to: (1) the requested loan amount; plus (2) any Policy Debt; minus (3) the amount in the Loan Account before those transfers. The effective date of the loan is the Business Day We receive your loan request, in a form acceptable to Us at the Service Office listed on the first page of this prospectus, if we receive it before the NYSE closes. Requests received after the NYSE closes are effective the next Business Day.


     The value in the Loan Account will never be less than (a+b) - c, where:

     a = the amount in the Loan Account on the prior policy anniversary;

     b = the amount of any loan taken since the prior policy anniversary; and

     c = any loan amount repaid since the prior policy anniversary.

     On each policy anniversary, if the outstanding loan exceeds the loan amount, the excess will be transferred from the Investment Divisions and the Fixed Account on a pro rata basis to the Loan Account.

     On each policy anniversary, if the amount in the Loan Account exceeds the amount of any outstanding loans, the excess will be transferred from the Loan Account to the

Investment Divisions and to the Fixed Account. We reserve the right to do this on a monthly basis. Amounts transferred will first be transferred to the Fixed Account up to an amount equal to the total amounts transferred from the Fixed Account to the Loan Account. Any additional amounts transferred will be allocated according to the policyowner's premium allocation in effect at the time of transfer unless the policyowner tells Us otherwise.

INTEREST ON VALUE IN LOAN ACCOUNT


     The amount held in the Loan Account earns interest at a rate We determine. Such rate will never be more than 2% lower than the rate We charge for policy loans and in no event will it be less than 3.00% per annum. Interest accrues daily and is credited on each Monthly Deduction Day. For the first 10 Policy Years, the rate We currently expect to credit on loaned amounts is 0.50% less than the effective annual rate We charge for loan interest. Beginning in the eleventh Policy Year, the rate We currently expect to credit on loaned amounts is 0.05% less than the effective annual rate We charge for loan interest. These rates are not guaranteed, and We can change them at any time, subject to the above-mentioned minimums.


LOAN INTEREST


     While the guaranteed maximum annual loan interest rate is 6.00%, currently the effective annual loan interest rate We currently charge is 4.00%, payable in arrears. This current rate is determined by us from time to time and is not adjusted based on the size of the loan. Loan interest accrues each day and is compounded annually. Loan interest not paid as of the policy anniversary becomes part of the loan. An amount may need to be transferred to the Loan Account to cover this increased loan amount.


     On the date of death, the date the policy ends, the date of a loan repayment or on any other date We specify, We will make any adjustment in the loan that is required to reflect any interest paid for any period beyond that date.

     If We have set a rate lower than 6.00% per year, any subsequent increase in the interest rate will be subject to the following conditions:

     (1) The effective date of any increase in the interest rate for loans will not be earlier than one year after the effective date of the establishment of the previous rate.

     (2) The amount by which the interest rate can be increased will not exceed one percent per year, but the interest will in no event ever exceed 6.00%.

     (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

     (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, We will notify the policyowner of that increase at least 30 days prior to the effective date of the increase.

     (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. When a loan repayment is made, We will transfer immediately the excess amount in the Loan Account resulting from the loan repayment in accordance with the procedures set forth under "Loan Account" above. We will also transfer excess amounts in the Loan Account resulting from interest accrued in accordance with those procedures. Payments received by New York Life will be applied as directed by the policyowner.

     If a loan is outstanding when the death benefit or surrender proceeds become payable, We will deduct the amount of any Policy Debt, from these proceeds. In addition, if the Policy Debt exceeds the Cash Value of the policy, We will mail a notice to the policyowner at his or her last known address, and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which We mail that notice to the policyowner if the excess of the Policy Debt over the Cash Value is not paid within that 31 days. (See, "TERMINATION AND REINSTATEMENT--Reinstatement Option.")

THE EFFECT OF A POLICY LOAN


     A loan, repaid or not, has a permanent effect on your policy's Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held In the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.



     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the amount of the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)




                          TERMINATION AND REINSTATEMENT

LATE PERIOD


     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if We do not receive the required payment before the end of the late period, We will terminate your policy. When your policy is terminated, it has no value and no benefits are payable upon the death of the Insured.


     If the Insured dies during the late period, We will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the Insured dies and any Policy Debt.

REINSTATEMENT OPTION

     A policyowner can apply to reinstate the policy (and any other benefits provided by riders) by sending a written request for reinstatement in a form acceptable to Us to the Service Office address listed on the first page of this prospectus within five years after the policy is terminated if the policyowner did not surrender it for its full Cash Surrender Value. When the policyowner applies for reinstatement, the policyowner must provide proof of insurability that is acceptable to Us, unless the required payment is made within 31 days after the end of the late period. Note that a termination and subsequent reinstatement may cause the policy to become a modified endowment contract.


     In order to reinstate the policy, a premium payment, net of sales expense charges and premium tax charges, must be made in an amount which is sufficient to keep the policy (and any riders) in force for at least 2 months. This payment will be in lieu of the payment of all premiums in arrears. If, at the time the policy ended, an outstanding policy loan was in effect, that loan will also be reinstated. However, accrued simple loan interest at 6.00% from the end of the late period to the date of reinstatement must also be paid as part of the consideration paid for the reinstatement. If a policy loan interest rate of less than 6.00% is in effect when the policy is reinstated, the interest rate for any Policy Debt at the time of reinstatement will be the same as the policy loan interest rate.



     The Cash Value that will be reinstated is equal to the Cash Value at the time of lapse, less any Policy Debt, if not repaid. The effective date of the reinstatement will be the Monthly Deduction Day on or following the date We approve the signed request for reinstatement on a form acceptable to Us at our Service Office.



                        FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.


     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS") (except as noted in "Other Tax Issues" below). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.


     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.


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TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and We take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge equal to up to 1.25% of premiums received under the policy to compensate Us for taxes We have to pay under Section 848 of the IRC in connection with our receipt of premiums. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, We may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, We may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, We may incur state or local taxes (in addition to premium taxes) in several states and localities. At present, We do not charge the Separate Account for these taxes. However, We reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, We are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to Us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations

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

under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, We do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by Us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j)--Impact on Employer-Owned Policies," We believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC.

IRC SECTION 101(J)--IMPACT ON EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract) if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

       (1) the insured was an individual who was an employee within 12 months of his death;


       (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2010), directors and anyone else in the top 35 percent of employees based on compensation;



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       (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

       (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to IRC Section 101(j) are also subject to annual reporting and record-keeping requirements. In particular, they must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming the provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS


     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.



     A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the seven-pay premiums. Generally, the seven-pay premium is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the seven-pay premium was $1,000, the maximum premium that could be paid during the first seven policy years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.


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

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.


STATUS OF THE POLICY AFTER THE INSURED IS AGE 100



     The policy provides that your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age
100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.


POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full

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

surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial withdrawal.


3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME



     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).


POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. Finally, it is possible that a loan could be treated as a taxable distribution if

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





there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. A 10% penalty tax may apply as well.


CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES


     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For more information about policy assignments and exchanges, you should consult a qualified tax advisor.


REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

OTHER TAX ISSUES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary. In addition, unless legislation providing for different rules is enacted, (1) the Federal estate tax will not apply for estates of decedents dying in 2010, (2) the generation-skipping transfer tax will not apply to transfers made in 2010 and (3) Federal estate and generation-skipping transfer taxes will be reinstated in 2011, using the tax rates (up to 55%) and exemption amounts ($1,000,000) that were applicable in 2001. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.


QUALIFIED PLANS

     The policies may not be used with qualified plans.


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

WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to Us, or where the IRS has notified Us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.



                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.


     Broker-dealers will be paid commission not to exceed 30% of premiums paid up to the Target Premium in Policy Year 1 and 10.25% for Policy Years 2-7 on premiums paid up to target. In addition, we pay broker-dealers a maximum of 4% commission on premiums paid in excess of the Target Premium for Policy Years 1-4 and 3% for Policy Years 5-7. Sales of the Policy began in January, 2009. Total commissions paid in 2009 were $4,112,622. NYLIFE Distributors did not retain any of these commissions.

     Service entities, which may be affiliates of broker-dealers, may also receive additional compensation based on a percentage of a policy's cash value, less any policy loans, beginning in Policy Year 2. The percentages are not expected to exceed 0.20% in Policy Years 2 and beyond.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the Federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year We will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, We must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four

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

major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.


                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2009 and 2008, and the consolidated statements of income, of stockholder equity and of cash flows for each of the three years in the period ended December 31, 2009 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2009, and the statements of operations, of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.



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                                STATE VARIATIONS

     The following lists some of the variations to the statements made in this prospectus regarding Free Look in certain jurisdictions. There may be variations in other states as well. For more information, please review Your Policy.

CALIFORNIA:


     Free Look. Within 10 days after delivery (30 days if you are 60 years old or more and you, not your employer, own the policy), you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made within 30 days from the date We are notified. The amount We refund will equal the policy's Cash Value as of the date the policy is returned plus any charges which were deducted from any premiums paid less loans and withdrawals.


DISTRICT OF COLUMBIA:


     Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals.


NEW YORK:

     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned to the Home Office the Service Office, or the Registered Representative through whom it was purchased, or the premiums paid less loans and withdrawals.

NORTH CAROLINA:


     Free Look. Within 10 days after delivery, or if later within 45 days of the date of execution of the application, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid (including any charges which were deducted) less loans and withdrawals.


OKLAHOMA:


     Free Look. Within 10 days after delivery, you can return the policy to the Corporation or to the Registered Representative through whom it was purchased. If this policy is returned, the policy will be void from the start and a refund will be made. The amount We refund will equal the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid less loans and withdrawals. If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the state of Oklahoma.



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                                   APPENDIX A

                                  ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the sex, age, underwriting class, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Nonsmoker, Guaranteed Issue underwriting class and issue age 45 with a planned annual premium of $21,000 for 21 years, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the Net Premium is allocated to the Separate Account.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 10%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6%, or 10%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 10%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.25% in year 1, 0.45% in years 2-10, and 0.25% thereafter (on a current basis) of the Cash Value allocated to the Separate Account.

     Table 2 reflects a Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the Cash Value allocated to the Separate Account.


     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.84% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees, and other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the Insured for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, We will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                 CorpExec VUL 6

                                     TABLE 1

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                            ASSUMING CURRENT CHARGES



                                                                                                  END OF YEAR CASH SURRENDER
                         END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)                VALUE ASSUMING
                      ASSUMING HYPOTHETICAL GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS         HYPOTHETICAL GROSS ANNUAL
                             INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF            INVESTMENT RETURN OF
     VALUE(1)        -----------------------------------    -------------------------------    -------------------------------
   POLICY YEAR           0%           6%          10%          0%         6%         10%          0%         6%         10%
   -----------       ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------

         1           1,000,000    1,000,000    1,000,000     16,560     17,571       18,246     20,544     21,556       22,231
         2           1,000,000    1,000,000    1,000,000     33,576     36,671       38,804     40,312     43,408       45,540
         3           1,000,000    1,000,000    1,000,000     50,041     56,318       60,784     59,465     65,742       70,208
         4           1,000,000    1,000,000    1,000,000     66,042     76,622       84,398     77,925     88,505       96,281
         5           1,000,000    1,000,000    1,000,000     81,723     97,759      109,937     95,919    111,955      124,133
         6           1,000,000    1,000,000    1,000,000     98,804    121,590      139,459    113,395    136,180      154,050
         7           1,000,000    1,000,000    1,000,000    115,540    146,414      171,420    130,336    161,210      186,216
         8           1,000,000    1,000,000    1,000,000    132,439    172,818      206,594    146,764    187,143      220,919
         9           1,000,000    1,000,000    1,000,000    148,976    200,330      244,700    162,698    214,051      258,422
        10           1,000,000    1,000,000    1,000,000    165,152    229,005      286,004    178,159    242,012      299,011
        15           1,000,000    1,000,000    1,203,800    241,217    394,209      554,747    241,217    394,209      554,747
        20           1,000,000    1,134,679    1,800,155    307,214    600,359      952,463    307,214    600,359      952,463
        25           1,000,000    1,269,000    2,394,172    278,662    759,880    1,433,636    278,662    759,880    1,433,636





Assuming a fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                                 CorpExec VUL 6

                                     TABLE 2

                 MALE ISSUE AGE 45, NONSMOKER, GUARANTEED ISSUE
                  PLANNED ANNUAL PREMIUM: $21,000 FOR 21 YEARS
                         INITIAL FACE AMOUNT: $1,000,000
                         LIFE INSURANCE BENEFIT OPTION 1

                          CASH VALUE ACCUMULATION TEST

                           ASSUMING GUARANTEED CHARGES



                                                                                                  END OF YEAR CASH SURRENDER
                         END OF YEAR DEATH BENEFIT(1)          END OF YEAR CASH VALUE(1)                VALUE ASSUMING
                      ASSUMING HYPOTHETICAL GROSS ANNUAL      ASSUMING HYPOTHETICAL GROSS         HYPOTHETICAL GROSS ANNUAL
                             INVESTMENT RETURN OF             ANNUAL INVESTMENT RETURN OF            INVESTMENT RETURN OF
     VALUE(1)        -----------------------------------    -------------------------------    -------------------------------
   POLICY YEAR           0%           6%          10%          0%         6%         10%          0%         6%         10%
   -----------       ---------    ---------    ---------    -------    -------    ---------    -------    -------    ---------

         1           1,000,000    1,000,000    1,000,000     14,028     14,946       15,559     18,018     18,936       19,549
         2           1,000,000    1,000,000    1,000,000     28,456     31,205       33,101     34,917     37,666       39,563
         3           1,000,000    1,000,000    1,000,000     42,457     47,966       51,891     51,108     56,616       60,541
         4           1,000,000    1,000,000    1,000,000     56,045     65,261       72,044     66,488     75,704       82,487
         5           1,000,000    1,000,000    1,000,000     69,339     83,231       93,796     81,301     95,194      105,759
         6           1,000,000    1,000,000    1,000,000     82,239    101,804      117,180     95,387    114,952      130,328
         7           1,000,000    1,000,000    1,000,000     94,652    120,910      142,239    108,668    134,926      156,255
         8           1,000,000    1,000,000    1,000,000    107,984    142,062      170,668    121,371    155,448      184,054
         9           1,000,000    1,000,000    1,000,000    120,732    163,787      201,138    133,432    176,487      213,838
        10           1,000,000    1,000,000    1,000,000    132,813    186,034      233,759    144,792    198,013      245,738
        15           1,000,000    1,000,000    1,000,000    182,324    305,374      436,398    182,324    305,374      436,398
        20           1,000,000    1,000,000    1,365,985    210,647    440,686      722,743    210,647    440,686      722,743
        25           1,000,000    1,000,000    1,695,140    130,017    505,579    1,015,054    130,017    505,579    1,015,054





Assuming a fund fee average of 0.84%:


0% gross = -0.84% net


6% gross = 5.11% net


10% gross = 9.08% net


--------
(1) Assumes no policy loan or partial withdrawal has been made.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") contains additional information about CorpExec VUL. The SAI is available without charge upon request. You can request the SAI by mail by contacting New York Life Insurance and Annuity Corporation ("NYLIAC") at the Service Office listed on the first page of this prospectus, or by calling (888) 695-4748. The SAI is also posted on our corporate website (www.newyorklife.com). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                          PAGE
                                                                          ----
Financial Statements..................................................       2
NYLIAC & Separate Account Financial Statements........................     F-1




     Information about CorpExec VUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about CorpExec VUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.


     For a free personalized illustration, or more information about your policy, contact your Registered Representative or call us at (888) 695-4748.

SEC File Number: 811-07697

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED


                                   MAY 1, 2010


                                       FOR

                          CORPORATE EXECUTIVE SERIES VI
                        VARIABLE UNIVERSAL LIFE POLICIES

                                      FROM

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION


     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC CorpExec VUL VI Corporate Executive Series Variable Universal Life (CorpExec VUL) prospectus. You should read the SAI in conjunction with the current CorpExec VUL prospectus dated May 1, 2010 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") or by writing to NYLIAC at the Service Office telephone number and address listed on the first page of the CorpExec VUL VI prospectus. Terms used but not defined in the SAI have the same meaning as in the current CorpExec VUL prospectus.


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
Financial Statements..................................................       2
NYLIAC & Separate Account Financial Statements........................     F-1


     CORPEXEC VUL VI IS OFFERED UNDER NYLIAC CORPORATE SPONSORED VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2009 and 2008, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2009 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2009 and the statements of operations, of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                                NYLIAC CORP EXEC
                             VARIABLE UNIVERSAL LIFE
                               SEPARATE ACCOUNT -I

                              FINANCIAL STATEMENTS

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2009





                                                                               MAINSTAY VP
                                           MAINSTAY VP       MAINSTAY VP         COMMON
                                             BOND--             CASH             STOCK--
                                          INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $3,620,698       $127,665,042      $ 96,075,911
  Dividends due and accrued...........             --              1,141                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             --              5,462                70

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              4              2,844            17,995
                                           ----------       ------------      ------------
       Total net assets...............     $3,620,694       $127,668,801      $ 96,057,986
                                           ==========       ============      ============

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $   14,867       $  9,395,712      $  1,518,501
     Series II Policies...............             --            914,726        82,332,219
     Series III Policies..............      3,605,827        117,358,363        12,207,266
                                           ----------       ------------      ------------
       Total net assets...............     $3,620,694       $127,668,801      $ 96,057,986
                                           ==========       ============      ============
     Series I Variable accumulation
       unit value.....................     $    17.84       $       1.32      $      11.62
                                           ==========       ============      ============
     Series II Variable accumulation
       unit value.....................     $       --       $       1.16      $      13.59
                                           ==========       ============      ============
     Series III Variable accumulation
       unit value.....................     $    13.07       $       1.16      $      11.12
                                           ==========       ============      ============

Identified Cost of Investment.........     $3,580,867       $127,663,871      $111,884,871
                                           ==========       ============      ============




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                 MAINSTAY VP
                                                               MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME
       CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--
       INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
---------------------------------------------------------------------------------------------------------------------------------


         $625,993           $746,897         $2,108,700        $5,071,827        $17,524,907      $194,653,427        $471,838
               --              2,545                 --                --                 --                --              --

                9                  9                 --                --              2,782             1,323              --



               88                 --                  1                --                 59            39,316             122
         --------           --------         ----------        ----------        -----------      ------------        --------
         $625,914           $749,451         $2,108,699        $5,071,827        $17,527,630      $194,615,434        $471,716
         ========           ========         ==========        ==========        ===========      ============        ========



         $    226           $     --         $    5,367        $       --        $    78,095      $  3,356,184        $471,716
          412,162                 --                 --                --            169,237       179,293,256              --
          213,526            749,451          2,103,332         5,071,827         17,280,298        11,965,994              --
         --------           --------         ----------        ----------        -----------      ------------        --------
         $625,914           $749,451         $2,108,699        $5,071,827        $17,527,630      $194,615,434        $471,716
         ========           ========         ==========        ==========        ===========      ============        ========
         $  13.06           $     --         $    17.26        $    10.41        $     20.25      $      12.14        $  10.02
         ========           ========         ==========        ==========        ===========      ============        ========
         $  16.22           $   9.97         $    11.14        $    11.21        $     18.61      $      13.32        $     --
         ========           ========         ==========        ==========        ===========      ============        ========
         $  13.78           $  11.16         $    13.16        $    10.84        $     14.01      $      11.68        $     --
         ========           ========         ==========        ==========        ===========      ============        ========

         $577,840           $742,318         $2,097,564        $5,154,389        $17,075,480      $229,465,762        $375,989
         ========           ========         ==========        ==========        ===========      ============        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009





                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                          INTERNATIONAL       LARGE CAP          MID CAP
                                            EQUITY--          GROWTH--           CORE--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $56,454,024         $81,583         $46,765,565
  Dividends due and accrued...........              --              --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................              --              --               1,270

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           8,926              20               8,084
                                           -----------         -------         -----------
       Total net assets...............     $56,445,098         $81,563         $46,758,751
                                           ===========         =======         ===========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $33,898,916         $79,454         $        --
     Series II Policies...............         620,451              --          37,402,174
     Series III Policies..............      21,925,731           2,109           9,356,577
                                           -----------         -------         -----------
       Total net assets...............     $56,445,098         $81,563         $46,758,751
                                           ===========         =======         ===========
     Series I Variable accumulation
       unit value.....................     $     17.24         $  6.55         $        --
                                           ===========         =======         ===========
     Series II Variable accumulation
       unit value.....................     $     19.40         $    --         $     17.54
                                           ===========         =======         ===========
     Series III Variable accumulation
       unit value.....................     $     15.28         $ 11.42         $     13.05
                                           ===========         =======         ===========


Identified Cost of Investment.........     $62,013,055         $68,550         $51,905,345
                                           ===========         =======         ===========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                                                                             ALGER AMERICAN
        MAINSTAY VP                          AIM V.I.           AIM V.I.         CAPITAL       ALGER AMERICAN    ALGER AMERICAN
          S&P 500        MAINSTAY VP          GLOBAL         INTERNATIONAL    APPRECIATION        SMALLCAP          SMID CAP
          INDEX--     U.S. SMALL CAP--  REAL ESTATE FUND--   GROWTH FUND--     PORTFOLIO--   GROWTH PORTFOLIO--     GROWTH--
       INITIAL CLASS    INITIAL CLASS     SERIES I SHARES   SERIES I SHARES  CLASS O SHARES    CLASS O SHARES    CLASS O SHARES
-------------------------------------------------------------------------------------------------------------------------------


       $136,842,863      $1,987,115         $1,125,418         $5,665,721        $   --          $  834,021          $26,602
                 --              --                 --                 --            --                  --               --

                  9              --                 65                104            --                  --               --



             29,322              --                 23                 --            --                  --               --
       ------------      ----------         ----------         ----------        ------          ----------          -------
       $136,813,550      $1,987,115         $1,125,460         $5,665,825        $   --          $  834,021          $26,602
       ============      ==========         ==========         ==========        ======          ==========          =======



       $113,527,016      $       --         $       --         $       --        $   --          $       --          $    --
            338,973              --            105,075                 --            --                  --               --
         22,947,561       1,987,115          1,020,385          5,665,825            --             834,021           26,602
       ------------      ----------         ----------         ----------        ------          ----------          -------
       $136,813,550      $1,987,115         $1,125,460         $5,665,825        $   --          $  834,021          $26,602
       ============      ==========         ==========         ==========        ======          ==========          =======
       $      11.25      $       --         $       --         $       --        $   --          $       --          $    --
       ============      ==========         ==========         ==========        ======          ==========          =======
       $      11.50      $       --         $     7.55         $       --        $   --          $       --          $    --
       ============      ==========         ==========         ==========        ======          ==========          =======
       $      10.97      $    10.47         $     8.52         $    10.89        $14.23          $    13.54          $  7.84
       ============      ==========         ==========         ==========        ======          ==========          =======

       $155,733,893      $1,898,134         $  998,559         $6,053,109        $   --          $1,025,344          $21,750
       ============      ==========         ==========         ==========        ======          ==========          =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009





                                                           ALLIANCEBERNSTEIN
                                      ALLIANCEBERNSTEIN      VPS SMALL/MID         AMERICAN
                                      VPS INTERNATIONAL        CAP VALUE        CENTURY(R) VP
                                      VALUE PORTFOLIO--       PORTFOLIO--          VALUE--
                                        CLASS A SHARES       CLASS A SHARES        CLASS II
                                      -------------------------------------------------------

ASSETS:
  Investments, at net asset value..       $1,476,829           $1,377,192         $  947,444
  Dividends due and accrued........               --                   --                 --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........              104                   --                 --

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................               --                   --                 94
                                          ----------           ----------         ----------
       Total net assets............       $1,476,933           $1,377,192         $  947,350
                                          ==========           ==========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............       $       --           $       --         $       --
     Series II Policies............               --                   --            435,283
     Series III Policies...........        1,476,933            1,377,192            512,067
                                          ----------           ----------         ----------
       Total net assets............       $1,476,933           $1,377,192         $  947,350
                                          ==========           ==========         ==========
     Series I Variable accumulation
       unit value..................       $       --           $       --         $       --
                                          ==========           ==========         ==========
     Series II Variable
       accumulation unit value.....       $       --           $       --         $    11.14
                                          ==========           ==========         ==========
     Series III Variable
       accumulation unit value.....       $     5.84           $     9.64         $    10.24
                                          ==========           ==========         ==========


Identified Cost of Investment......       $1,150,985           $1,123,179         $1,037,263
                                          ==========           ==========         ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I










       AMERICAN FUNDS   AMERICAN FUNDS   AMERICAN FUNDS                   AMERICAN FUNDS  AMERICAN FUNDS  CVS CALVERT
      ASSET ALLOCATION   GLOBAL GROWTH    GLOBAL SMALL    AMERICAN FUNDS   GROWTH-INCOME   INTERNATIONAL     SOCIAL
           FUND--           FUND--      CAPITALIZATION--   GROWTH FUND--      FUND--          FUND--        BALANCED
       CLASS 2 SHARES   CLASS 1 SHARES   CLASS 2 SHARES   CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------


         $1,029,406          $  73          $444,253        $6,686,004       $208,765       $8,655,413      $12,728
                 --             --                --                --             --               --           --

                 19             --                26                13             --               13           --



                 --             --                12                --             --               --           --
         ----------          -----          --------        ----------       --------       ----------      -------
         $1,029,425          $  73          $444,267        $6,686,017       $208,765       $8,655,426      $12,728
         ==========          =====          ========        ==========       ========       ==========      =======



         $       --          $  --          $     --        $       --       $     --       $       --      $    --
                 --             --            37,544                --             --               --           --
          1,029,425             73           406,723         6,686,017        208,765        8,655,426       12,728
         ----------          -----          --------        ----------       --------       ----------      -------
         $1,029,425          $  73          $444,267        $6,686,017       $208,765       $8,655,426      $12,728
         ==========          =====          ========        ==========       ========       ==========      =======
         $       --          $  --          $     --        $       --       $     --       $       --      $    --
         ==========          =====          ========        ==========       ========       ==========      =======
         $       --          $  --          $   6.67        $     4.97       $     --       $    11.64      $    --
         ==========          =====          ========        ==========       ========       ==========      =======
         $     9.36          $9.99          $   9.29        $     8.74       $   8.02       $     9.85      $ 10.95
         ==========          =====          ========        ==========       ========       ==========      =======

         $  911,801          $  73          $329,338        $5,776,923       $161,778       $7,734,563      $15,905
         ==========          =====          ========        ==========       ========       ==========      =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                                              DELAWARE VIP
                                                             INTERNATIONAL        DREYFUS IP
                                                              VALUE EQUITY        TECHNOLOGY
                                           DAVIS VALUE          SERIES--           GROWTH--
                                            PORTFOLIO        STANDARD CLASS     INITIAL SHARES
                                         -----------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $1,352,674           $3,454            $932,469
  Dividends due and accrued...........              --               --                  --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           1,543               --                  11

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              --               --                  --
                                            ----------           ------            --------
       Total net assets...............      $1,354,217           $3,454            $932,480
                                            ==========           ======            ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................      $       --           $   --            $     --
     Series II Policies...............              --               --                  --
     Series III Policies..............      $1,354,217           $3,454            $932,480
                                            ----------           ------            --------
       Total net assets...............      $1,354,217           $3,454            $932,480
                                            ==========           ======            ========
     Series I Variable accumulation
       unit value.....................      $       --           $   --            $     --
                                            ==========           ======            ========
     Series II Variable accumulation
       unit value.....................      $    10.73           $   --            $   9.86
                                            ==========           ======            ========
     Series III Variable accumulation
       unit value.....................      $     9.28           $ 6.46            $  11.17
                                            ==========           ======            ========

Identified Cost of Investment.........      $1,185,438           $3,494            $826,979
                                            ==========           ======            ========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









         DREYFUS VIF      DWS DREMAN       DWS GLOBAL           DWS                          FIDELITY(R) VIP   FIDELITY(R) VIP
         DEVELOPING      SMALL MID CAP    OPPORTUNITIES      SMALL CAP     FIDELITY(R) VIP       EQUITY-         FREEDOM 2010
          LEADERS--       VALUE VIP--         VIP--         INDEX VIP--    CONTRAFUND(R)--       INCOME--        PORTFOLIO--
       INITIAL SHARES   CLASS A SHARES   CLASS A SHARES   CLASS A SHARES    INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
       -----------------------------------------------------------------------------------------------------------------------


           $13,291         $969,214          $1,999         $14,481,503      $23,958,374        $4,235,945        $1,208,657
                --               --              --                  --               --                --                --

                --               --              35                 115            2,811                19               102



                --               --              --                  --              256                 1                --
           -------         --------          ------         -----------      -----------        ----------        ----------
           $13,291         $969,214          $2,034         $14,481,618      $23,960,929        $4,235,963        $1,208,759
           =======         ========          ======         ===========      ===========        ==========        ==========



           $    --         $     --          $   --         $        --      $   152,905        $    2,799        $       --
                16               --              --                   8        1,003,090            12,516                --
            13,275          969,214           2,034          14,481,610       22,804,934         4,220,648         1,208,759
           -------         --------          ------         -----------      -----------        ----------        ----------
           $13,291         $969,214          $2,034         $14,481,618      $23,960,929        $4,235,963        $1,208,759
           =======         ========          ======         ===========      ===========        ==========        ==========
           $    --         $     --          $   --         $        --      $     18.00        $    11.77        $       --
           =======         ========          ======         ===========      ===========        ==========        ==========
           $ 10.90         $     --          $   --         $      9.66      $     16.09        $    12.79        $    10.20
           =======         ========          ======         ===========      ===========        ==========        ==========
           $  7.90         $   8.03          $ 7.76         $     11.25      $     13.28        $    10.44        $    11.14
           =======         ========          ======         ===========      ===========        ==========        ==========

           $20,927         $900,518          $1,471         $14,936,063      $25,709,792        $4,327,756        $1,187,823
           =======         ========          ======         ===========      ===========        ==========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                         FIDELITY(R) VIP    FIDELITY(R) VIP
                                           FREEDOM 2020       FREEDOM 2030     FIDELITY(R) VIP
                                           PORTFOLIO--        PORTFOLIO--          GROWTH--
                                          INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                         -----------------------------------------------------

ASSETS:
  Investments, at net asset value.....      $5,133,086         $4,087,647          $833,699
  Dividends due and accrued...........              --                 --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................             156              1,138                --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................               5                 --                13
                                            ----------         ----------          --------
       Total net assets...............      $5,133,237         $4,088,785          $833,686
                                            ==========         ==========          ========
TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................      $       --         $       --          $     --
     Series II Policies...............          22,376                 --            58,594
     Series III Policies..............       5,110,861          4,088,785           775,092
                                            ----------         ----------          --------
       Total net assets...............      $5,133,237         $4,088,785          $833,686
                                            ==========         ==========          ========
     Series I Variable accumulation
       unit value.....................      $       --         $       --          $     --
                                            ==========         ==========          ========
     Series II Variable accumulation
       unit value.....................      $     9.49         $       --          $   9.97
                                            ==========         ==========          ========
     Series III Variable accumulation
       unit value.....................      $    10.72         $    10.03          $   9.65
                                            ==========         ==========          ========

Identified Cost of Investment.........      $5,072,249         $3,933,910          $774,798
                                            ==========         ==========          ========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                       FIDELITY(R) VIP                   FIDELITY(R) VIP                   FIDELITY(R) VIP  FIDELITY(R) VIP
      FIDELITY(R) VIP     INVESTMENT    FIDELITY(R) VIP    MONEY MARKET   FIDELITY(R) VIP       VALUE            VALUE
        INDEX 500--      GRADE BOND--      MID-CAP--       PORTFOLIO--       OVERSEAS--       LEADERS--       STRATEGIES--
       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS   SERVICE CLASS 2
      ---------------------------------------------------------------------------------------------------------------------


        $33,502,037       $9,287,764      $20,739,692       $8,628,402      $ 9,127,681        $21,705          $180,773
                 --               --               --            1,626               --             --                --

              1,090               --            3,238               --            2,855             --                --



                 31              274              143               --               11             --                --
        -----------       ----------      -----------       ----------      -----------        -------          --------
        $33,503,096       $9,287,490      $20,742,787       $8,630,028      $ 9,130,525        $21,705          $180,773
        ===========       ==========      ===========       ==========      ===========        =======          ========


        $        --       $       --      $        --       $       --      $        --        $    --          $     --
            143,300        1,300,821          668,536               --           34,704             --                --
         33,359,796        7,986,669       20,074,251        8,630,028        9,095,821         21,705           180,773
        -----------       ----------      -----------       ----------      -----------        -------          --------
        $33,503,096       $9,287,490      $20,742,787       $8,630,028      $ 9,130,525        $21,705          $180,773
        ===========       ==========      ===========       ==========      ===========        =======          ========
        $        --       $       --      $        --       $       --      $        --        $    --          $     --
        ===========       ==========      ===========       ==========      ===========        =======          ========
        $     13.42       $    14.60      $     19.22       $       --      $      9.76        $    --          $     --
        ===========       ==========      ===========       ==========      ===========        =======          ========
        $     10.97       $    12.90      $     15.16       $    10.02      $     12.26        $ 12.75          $  11.40
        ===========       ==========      ===========       ==========      ===========        =======          ========

        $38,461,087       $9,107,542      $20,566,306       $8,628,402      $11,182,830        $18,691          $169,229
        ===========       ==========      ===========       ==========      ===========        =======          ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009




                                           JANUS ASPEN       JANUS ASPEN       JANUS ASPEN
                                            BALANCED         ENTERPRISE           FORTY
                                           PORTFOLIO--       PORTFOLIO--       PORTFOLIO--
                                          INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                             SHARES            SHARES            SHARES
                                         --------------------------------------------------


ASSETS:
  Investments, at net asset value.....     $16,517,087       $7,102,100        $6,693,529
  Dividends due and accrued...........              --               --                --
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................              60              805             1,832

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           2,912               --                --
                                           -----------       ----------        ----------
       Total net assets...............     $16,514,235       $7,102,905        $6,695,361
                                           ===========       ==========        ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $ 9,772,330       $       --        $       --
     Series II Policies...............       1,727,672               --                --
     Series III Policies..............       5,014,233        7,102,905         6,695,361
                                           -----------       ----------        ----------
       Total net assets...............     $16,514,235       $7,102,905        $6,695,361
                                           ===========       ==========        ==========
     Series I Variable accumulation
       unit value.....................     $     21.42       $       --        $       --
                                           ===========       ==========        ==========
     Series II Variable accumulation
       unit value.....................     $     15.86       $       --        $       --
                                           ===========       ==========        ==========
     Series III Variable accumulation
       unit value.....................     $     14.87       $    14.22        $    12.53
                                           ===========       ==========        ==========

Identified Cost of Investment.........     $15,449,778       $7,352,111        $6,637,963
                                           ===========       ==========        ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









        JANUS ASPEN                                       LVIP BARON
         WORLDWIDE         LAZARD         LORD ABBETT       GROWTH                          MFS(R) NEW
        PORTFOLIO--      RETIREMENT      SERIES FUND--   OPPORTUNITIES  MFS(R) INVESTORS     DISCOVERY    MFS(R) UTILITIES
       INSTITUTIONAL    INTERNATIONAL    MID-CAP VALUE   FUND--SERVICE   TRUST SERIES--      SERIES--         SERIES--
          SHARES      EQUITY PORTFOLIO     PORTFOLIO     CLASS SHARES     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------


        $1,266,691       $2,919,022       $4,265,316      $2,591,874         $80,522          $7,806         $1,751,741
                --               --               --              --              --              --                 --

                --               --               91           1,071              --              --                 75



                45               39                7              11              17              --                 26
        ----------       ----------       ----------      ----------         -------          ------         ----------
        $1,266,646       $2,918,983       $4,265,400      $2,592,934         $80,505          $7,806         $1,751,790
        ==========       ==========       ==========      ==========         =======          ======         ==========



        $  172,131       $       --       $       --      $       --         $    --          $   --         $       --
                --          178,487           30,865          34,420          80,505              --            119,468
         1,094,515        2,740,496        4,234,535       2,558,514              --           7,806          1,632,322
        ----------       ----------       ----------      ----------         -------          ------         ----------
        $1,266,646       $2,918,983       $4,265,400      $2,592,934         $80,505          $7,806         $1,751,790
        ==========       ==========       ==========      ==========         =======          ======         ==========
        $    11.02       $       --       $       --      $       --         $    --          $   --         $       --
        ==========       ==========       ==========      ==========         =======          ======         ==========
        $    10.53       $     9.38       $    13.83      $     7.68         $ 14.44          $   --         $    14.41
        ==========       ==========       ==========      ==========         =======          ======         ==========
        $    10.18       $    11.29       $    10.87      $    10.09         $    --          $12.02         $    16.01
        ==========       ==========       ==========      ==========         =======          ======         ==========

        $1,218,476       $3,106,698       $3,730,198      $2,057,325         $79,810          $8,684         $1,900,385
        ==========       ==========       ==========      ==========         =======          ======         ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009




                                                                          MORGAN STANLEY
                                                        MORGAN STANLEY     UIF EMERGING
                                       MFS(R) VALUES     UIF EMERGING         MARKETS
                                         SERIES--       MARKETS DEBT--       EQUITY--
                                       INITIAL CLASS        CLASS I           CLASS I
                                      --------------------------------------------------

ASSETS:
  Investments, at net asset value..     $2,198,078        $1,710,062        $8,799,678
  Dividends due and accrued........             --                --                --
  Net receivable from (payable to)
     New York Life Insurance and
     Annuity Corporation...........             --             1,875               270

LIABILITIES:
  Liability to New York Life
     Insurance and Annuity
     Corporation for:
     Mortality and expense risk
       charges.....................             --                21                28
                                        ----------        ----------        ----------
       Total net assets............     $2,198,078        $1,711,916        $8,799,920
                                        ==========        ==========        ==========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies.............     $       --        $       --        $      372
     Series II Policies............             --            85,527           110,026
     Series III Policies...........      2,198,078         1,626,389         8,689,522
                                        ----------        ----------        ----------
       Total net assets............     $2,198,078        $1,711,916        $8,799,920
                                        ==========        ==========        ==========
     Series I Variable accumulation
       unit value..................     $       --        $       --        $    23.68
                                        ==========        ==========        ==========
     Series II Variable
       accumulation unit value.....     $       --        $    14.66        $    17.10
                                        ==========        ==========        ==========
     Series III Variable
       accumulation unit value.....     $    11.95        $    15.88        $    21.16
                                        ==========        ==========        ==========

Identified Cost of Investment......     $1,853,192        $1,618,260        $9,130,067
                                        ==========        ==========        ==========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                OPPENHEIMER
                                               NEUBERGER          CAPITAL         OPPENHEIMER
       MORGAN STANLEY     MORGAN STANLEY        BERMAN         APPRECIATION        CORE BOND         PIMCO LOW        PIMCO REAL
      UIF U.S. MID-CAP     UIF U.S. REAL     AMT PARTNERS         FUND/VA           FUND/VA         DURATION--         RETURN--
           VALUE--           ESTATE--         PORTFOLIO--       NON-SERVICE       NON-SERVICE     ADMINISTRATIVE    ADMINISTRATIVE
           CLASS I            CLASS I           CLASS I           SHARES            SHARES         CLASS SHARES      CLASS SHARES
      ----------------------------------------------------------------------------------------------------------------------------

          $146,678          $8,557,765         $606,279           $37,466           $1,109          $1,889,415        $11,046,751
                --                  --               --                --               --               2,989             12,198

                --                  28               --                 9               --                  --              2,141



                --                  26               --                --               --                  --                 16
          --------          ----------         --------           -------           ------          ----------        -----------
          $146,678          $8,557,767         $606,279           $37,475           $1,109          $1,892,404        $11,061,074
          ========          ==========         ========           =======           ======          ==========        ===========



          $     --          $       --         $     --           $    --           $   --          $       --        $        --
                --             103,902               --                --               --                 364             55,367
           146,678           8,453,865          606,279            37,475            1,109           1,892,040         11,005,707
          --------          ----------         --------           -------           ------          ----------        -----------
          $146,678          $8,557,767         $606,279           $37,475           $1,109          $1,892,404        $11,061,074
          ========          ==========         ========           =======           ======          ==========        ===========
          $     --          $       --         $     --           $    --           $   --          $       --        $        --
          ========          ==========         ========           =======           ======          ==========        ===========
          $     --          $    17.78         $     --           $    --           $   --          $    10.12        $     12.53
          ========          ==========         ========           =======           ======          ==========        ===========
          $  16.75          $    14.61         $   7.91           $  8.82           $ 8.12          $    12.77        $     12.69
          ========          ==========         ========           =======           ======          ==========        ===========

          $ 98,983          $8,304,058         $481,928           $29,980           $1,366          $1,873,951        $10,831,436
          ========          ==========         ========           =======           ======          ==========        ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                                                                PIMCO VIT
                                           PIMCO TOTAL       PIMCO U.S.        GLOBAL BOND
                                            RETURN--        GOVERNMENT--       PORTFOLIO--
                                         ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
                                          CLASS SHARES      CLASS SHARES      CLASS SHARES
                                         --------------------------------------------------

ASSETS:
  Investments, at net asset value.....     $39,013,507        $107,800           $84,732
  Dividends due and accrued...........         106,123             381               168
  Net receivable from (payable to) New
     York Life Insurance and Annuity
     Corporation......................           5,950               9                --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              33              --                --
                                           -----------        --------           -------
       Total net assets...............     $39,125,547        $108,190           $84,900
                                           ===========        ========           =======

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies................     $        --        $     --           $    --
     Series II Policies...............         109,605              --                --
     Series III Policies..............      39,015,942         108,190            84,900
                                           -----------        --------           -------
       Total net assets...............     $39,125,547        $108,190           $84,900
                                           ===========        ========           =======
     Series I Variable accumulation
       unit value.....................     $        --        $     --           $    --
                                           ===========        ========           =======
     Series II Variable accumulation
       unit value.....................     $     12.03        $     --           $    --
                                           ===========        ========           =======
     Series III Variable accumulation
       unit value.....................     $     14.31        $  13.35           $ 11.31
                                           ===========        ========           =======

Identified Cost of Investment.........     $37,775,063        $116,583           $86,120
                                           ===========        ========           =======




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








           ROYCE            ROYCE
         MICRO-CAP        SMALL-CAP      T. ROWE PRICE
        PORTFOLIO--      PORTFOLIO--       BLUE CHIP      T. ROWE PRICE    T. ROWE PRICE    T. ROWE PRICE     T. ROWE PRICE
        INVESTMENT       INVESTMENT         GROWTH        EQUITY INCOME      INDEX 500      INTERNATIONAL     LIMITED-TERM
           CLASS            CLASS          PORTFOLIO        PORTFOLIO        PORTFOLIO     STOCK PORTFOLIO   BOND PORTFOLIO
      ---------------------------------------------------------------------------------------------------------------------


        $2,285,905       $7,159,737       $8,659,222       $18,252,692       $393,265         $2,099,284       $2,434,555
                --               --               --                --             --                 --            8,150

                93            2,641              195             1,642             54                525            1,125



                10               --               --               294             --                106               16
        ----------       ----------       ----------       -----------       --------         ----------       ----------
        $2,285,988       $7,162,378       $8,659,417       $18,254,040       $393,319         $2,099,703       $2,443,814
        ==========       ==========       ==========       ===========       ========         ==========       ==========



        $       --       $       --       $       --       $   384,686       $     --         $       --       $       --
            48,017               --               --           881,232             --            489,296           52,314
         2,237,971        7,162,378        8,659,417        16,988,122        393,319          1,610,407        2,391,500
        ----------       ----------       ----------       -----------       --------         ----------       ----------
        $2,285,988       $7,162,378       $8,659,417       $18,254,040       $393,319         $2,099,703       $2,443,814
        ==========       ==========       ==========       ===========       ========         ==========       ==========
        $       --       $       --       $       --       $     14.06       $     --         $       --       $       --
        ==========       ==========       ==========       ===========       ========         ==========       ==========
        $    13.71       $    10.50       $    12.64       $     12.18       $     --         $    13.59       $    12.92
        ==========       ==========       ==========       ===========       ========         ==========       ==========
        $    13.89       $    11.29       $    11.74       $     11.42       $  10.13         $    13.64       $    12.35
        ==========       ==========       ==========       ===========       ========         ==========       ==========

        $1,762,676       $6,016,032       $8,515,716       $19,457,496       $448,706         $2,303,598       $2,402,199
        ==========       ==========       ==========       ===========       ========         ==========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2009



                                                                        T. ROWE PRICE
                                                      T. ROWE PRICE       PERSONAL           VAN ECK
                                                       NEW AMERICA        STRATEGY          WORLDWIDE
                                                         GROWTH           BALANCED            HARD
                                                        PORTFOLIO         PORTFOLIO          ASSETS
                                                     --------------------------------------------------

ASSETS:
  Investments, at net asset value................      $2,354,957        $25,162,334        $151,981
  Dividends due and accrued......................              --                 --              --
  Net receivable from (payable to) New York Life
     Insurance and
     Annuity Corporation.........................              --              6,057              26

LIABILITIES:
  Liability to New York Life Insurance and
     Annuity Corporation for:
     Mortality and expense risk charges..........              --                 --              --
                                                       ----------        -----------        --------
       Total net assets..........................      $2,354,957        $25,168,391        $152,007
                                                       ==========        ===========        ========

TOTAL NET ASSETS REPRESENTED BY:
  Net Assets of Policyowners:
     Series I Policies...........................      $       --        $        --        $     --
     Series II Policies..........................              --                 --              --
     Series III Policies.........................       2,354,957         25,168,391         152,007
                                                       ----------        -----------        --------
       Total net assets..........................      $2,354,957        $25,168,391        $152,007
                                                       ==========        ===========        ========
     Series I Variable accumulation unit value...      $       --        $        --        $     --
                                                       ==========        ===========        ========
     Series II Variable accumulation unit value..      $    14.07        $        --        $     --
                                                       ==========        ===========        ========
     Series III Variable accumulation unit
       value.....................................      $    12.18        $     12.96        $   7.46
                                                       ==========        ===========        ========

Identified Cost of Investment....................      $2,178,314        $23,713,333        $138,908
                                                       ==========        ===========        ========




Not all Investment Divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









         VAN ECK
        WORLDWIDE     VAN ECK WIT
      MULTI-MANAGER    WORLDWIDE
       ALTERNATIVES    BOND FUND
      ---------------------------

         $187,599       $39,856
               --            --

               --            26



               --             8
         --------       -------
         $187,599       $39,874
         ========       =======


         $     --       $    --
               --        27,221
          187,599        12,653
         --------       -------
         $187,599       $39,874
         ========       =======
         $     --            --
         ========       =======
         $     --       $ 11.23
         ========       =======
         $  11.11       $ 11.27
         ========       =======
         $190,682       $36,021
         ========       =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2009





                                                                              MAINSTAY VP
                                            MAINSTAY VP                          COMMON
                                               BOND--        MAINSTAY VP        STOCK--
                                           INITIAL CLASS   CASH MANAGEMENT   INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $ 169,708      $      91,547     $ 1,742,689
  Mortality and expense risk charges....       (13,608)          (738,047)       (203,815)
                                             ---------      -------------     -----------
       Net investment income (loss).....       156,100           (646,500)      1,538,874
                                             ---------      -------------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       915,645        148,176,470       1,866,062
  Cost of investments sold..............      (880,294)      (148,168,629)     (2,525,589)
                                             ---------      -------------     -----------
       Net realized gain (loss) on
          investments...................        35,351              7,841        (659,527)
  Realized gain distribution received...        13,878                 --              --
  Change in unrealized appreciation
     (depreciation) on investments......        21,817             (6,221)     18,146,266
                                             ---------      -------------     -----------
       Net gain (loss) on investments...        71,046              1,620      17,486,739
                                             ---------      -------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 227,146      $    (644,880)    $19,025,613
                                             =========      =============     ===========








                                            MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                           INTERNATIONAL      LARGE CAP         MID CAP
                                              EQUITY--         GROWTH--          CORE--
                                           INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $ 3,561,491        $     --       $    180,905
  Mortality and expense risk charges....       (166,491)           (220)           (92,538)
                                            -----------        --------       ------------
       Net investment income (loss).....      3,395,000            (220)            88,367
                                            -----------        --------       ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      6,384,956          24,983         11,764,633
  Cost of investments sold..............     (9,709,281)        (29,118)       (23,995,165)
                                            -----------        --------       ------------
       Net realized gain (loss) on
          investments...................     (3,324,325)         (4,135)       (12,230,532)
  Realized gain distribution received...             --              --                 --
  Change in unrealized appreciation
     (depreciation) on investments......      8,838,107          28,323         21,299,029
                                            -----------        --------       ------------
       Net gain (loss) on investments...      5,513,782          24,188          9,068,497
                                            -----------        --------       ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 8,908,782        $ 23,968       $  9,156,864
                                            ===========        ========       ============




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                                                             MAINSTAY VP
                                                            MAINSTAY VP       HIGH YIELD      MAINSTAY VP       MAINSTAY VP
        MAINSTAY VP      MAINSTAY VP       MAINSTAY VP         GROWTH         CORPORATE       ICAP SELECT         INCOME
       CONVERTIBLE--   FLOATING RATE--    GOVERNMENT--        EQUITY--          BOND--          EQUITY--         BUILDER--
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     INITIAL CLASS
      -----------------------------------------------------------------------------------------------------------------------


         $  10,893         $ 21,823         $  72,427       $    26,269      $ 1,143,217      $  2,342,340      $    15,301
            (1,737)          (2,646)           (8,940)          (17,449)         (59,349)         (333,429)          (6,311)
         ---------         --------         ---------       -----------      -----------      ------------      -----------
             9,156           19,177            63,487             8,820        1,083,868         2,008,911            8,990
         ---------         --------         ---------       -----------      -----------      ------------      -----------


           242,419           57,967           872,747         4,519,526        2,772,480         9,481,558        5,968,457
          (370,751)         (67,382)         (813,811)       (6,351,090)      (3,933,846)      (14,322,430)      (8,701,677)
         ---------         --------         ---------       -----------      -----------      ------------      -----------
          (128,332)          (9,415)           58,936        (1,831,564)      (1,161,366)       (4,840,872)      (2,733,220)
                --               --             1,928                --               --                --               --

           311,813          137,466           (98,519)        3,019,463        4,963,290        35,681,347        2,971,456
         ---------         --------         ---------       -----------      -----------      ------------      -----------
           183,481          128,051           (37,655)        1,187,899        3,801,924        30,840,475          238,236
         ---------         --------         ---------       -----------      -----------      ------------      -----------

         $ 192,637         $147,228         $  25,832       $ 1,196,719      $ 4,885,792      $ 32,849,386      $   247,226
         =========         ========         =========       ===========      ===========      ============      ===========







                                                                             MAINSTAY VP        AIM V.I.
        MAINSTAY VP                        MAINSTAY VP      MAINSTAY VP       U.S. SMALL         GLOBAL          AIM V.I.
          MID CAP        MAINSTAY VP         S&P 500         SMALL CAP          CAP--         REAL ESTATE      INTERNATIONAL
          GROWTH--     MID CAP VALUE--       INDEX--          GROWTH--         INITIAL           FUND--        GROWTH FUND--
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS       CLASS(E)     SERIES I SHARES   SERIES I SHARES
      -----------------------------------------------------------------------------------------------------------------------


        $         --     $  1,928,846     $  3,351,622      $        --        $    --         $      --        $   73,685
             (19,885)         (92,468)        (370,986)          (7,173)          (747)           (3,156)          (19,547)
        ------------     ------------     ------------      -----------        -------         ---------        ----------
             (19,885)       1,836,378        2,980,636           (7,173)          (747)           (3,156)           54,138
        ------------     ------------     ------------      -----------        -------         ---------        ----------


          10,233,955       52,744,406       13,839,439        2,811,541          2,881           260,678           423,303
         (11,032,366)     (69,504,271)     (21,225,648)      (4,165,078)        (2,828)         (774,282)         (653,510)
        ------------     ------------     ------------      -----------        -------         ---------        ----------
            (798,411)     (16,759,865)      (7,386,209)      (1,353,537)            53          (513,604)         (230,207)
             126,257               --               --               --             --                --                --

           2,743,980       24,288,630       32,911,823        1,692,394         88,981           699,851         1,567,642
        ------------     ------------     ------------      -----------        -------         ---------        ----------
           2,071,826        7,528,765       25,525,614          338,857         89,034           186,247         1,337,435
        ------------     ------------     ------------      -----------        -------         ---------        ----------

        $  2,051,941     $  9,365,143     $ 28,506,250      $   331,684        $88,287         $ 183,091        $1,391,573
        ============     ============     ============      ===========        =======         =========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2009



                                           ALGER AMERICAN    ALGER AMERICAN
                                               CAPITAL          SMALLCAP      ALGER AMERICAN
                                            APPRECIATION         GROWTH          SMID CAP
                                             PORTFOLIO--      PORTFOLIO--        GROWTH--
                                           CLASS O SHARES    CLASS O SHARES   CLASS O SHARES
                                          ---------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $     --         $      --          $   --
  Mortality and expense risk charges....           (60)           (3,580)            (65)
                                              --------         ---------          ------
       Net investment income (loss).....           (60)           (3,580)            (65)
                                              --------         ---------          ------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        17,355           266,502             684
  Cost of investments sold..............       (14,923)         (395,108)           (966)
                                              --------         ---------          ------
       Net realized gain (loss) on
          investments...................         2,432          (128,606)           (282)
  Realized gain distribution received...            --                --              --
  Change in unrealized appreciation
     (depreciation) on investments......         2,165           425,516           7,013
                                              --------         ---------          ------
       Net gain (loss) on investments...         4,597           296,910           6,731
                                              --------         ---------          ------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $  4,537         $ 293,330          $6,666
                                              ========         =========          ======








                                           AMERICAN FUNDS    AMERICAN FUNDS
                                           GROWTH-INCOME      INTERNATIONAL      CVS CALVERT
                                               FUND--            FUND--        SOCIAL BALANCED
                                           CLASS 2 SHARES    CLASS 2 SHARES       PORTFOLIO
                                          ----------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $  2,874         $   112,405          $  251
  Mortality and expense risk charges....          (728)            (27,209)            (50)
                                              --------         -----------          ------
       Net investment income (loss).....         2,146              85,196             201
                                              --------         -----------          ------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        54,972           1,513,692             298
  Cost of investments sold..............       (76,466)         (2,334,151)           (439)
                                              --------         -----------          ------
       Net realized gain (loss) on
          investments...................       (21,494)           (820,459)           (141)
  Realized gain distribution received...            --              38,322              --
  Change in unrealized appreciation
     (depreciation) on investments......        72,530           3,173,179           2,479
                                              --------         -----------          ------
       Net gain (loss) on investments...        51,036           2,391,042           2,338
                                              --------         -----------          ------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 53,182         $ 2,476,238          $2,539
                                              ========         ===========          ======




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







      ALLIANCEBERN-
          STEIN        ALLIANCEBERN-
           VPS             STEIN                         AMERICAN FUNDS   AMERICAN FUNDS   AMERICAN FUNDS
      INTERNATIONAL      VPS SMALL/        AMERICAN          ASSET        GLOBAL GROWTH     GLOBAL SMALL
          VALUE        MID CAP VALUE    CENTURY(R) VP      ALLOCATION         FUND--        CAPITALIZA-     AMERICAN FUNDS
       PORTFOLIO--      PORTFOLIO--        VALUE--           FUND--          CLASS 1           TION--       GROWTH FUND--
      CLASS A SHARES   CLASS A SHARES      CLASS II      CLASS 2 SHARES     SHARES(F)      CLASS 2 SHARES   CLASS 2 SHARES
     ---------------------------------------------------------------------------------------------------------------------


        $  17,268        $   1,250         $ 34,879        $  20,412           $--           $   1,044        $   35,624
           (4,870)          (2,073)          (2,439)          (2,267)           --              (1,162)          (15,825)
        ---------        ---------         --------        ---------           ---           ---------        ----------
           12,398             (823)          32,440           18,145            --                (118)           19,799
        ---------        ---------         --------        ---------           ---           ---------        ----------


          387,500          154,598           67,439           70,020            --             158,830           402,856
         (650,657)        (195,372)         (93,043)        (108,917)           --            (235,704)         (777,259)
        ---------        ---------         --------        ---------           ---           ---------        ----------
         (263,157)         (40,774)         (25,604)         (38,897)           --             (76,874)         (374,403)
               --            4,876               --               --            --                  --                --

          557,170          308,735          146,167          164,234            --             211,562         1,807,758
        ---------        ---------         --------        ---------           ---           ---------        ----------
          294,013          272,837          120,563          125,337            --             134,688         1,433,355
        ---------        ---------         --------        ---------           ---           ---------        ----------

        $ 306,411        $ 272,014         $153,003        $ 143,482           $--           $ 134,570        $1,453,154
        =========        =========         ========        =========           ===           =========        ==========






                        DELAWARE VIP
                       INTERNATIONAL      DREYFUS IP      DREYFUS VIF       DWS DREMAN       DWS GLOBAL
                        VALUE EQUITY      TECHNOLOGY       DEVELOPING     SMALL MID CAP    OPPORTUNITIES    DWS SMALL CAP
       DAVIS VALUE        SERIES--         GROWTH--        LEADERS--       VALUE VIP--         VIP--         INDEX VIP--
        PORTFOLIO      STANDARD CLASS   INITIAL SHARES   INITIAL SHARES   CLASS A SHARES   CLASS A SHARES   CLASS A SHARES
     ---------------------------------------------------------------------------------------------------------------------


       $    10,488         $  25           $  2,901         $   183        $    17,399        $    236       $   182,493
            (5,241)           (1)            (3,026)            (50)            (3,308)            (51)          (41,710)
       -----------         -----           --------         -------        -----------        --------       -----------
             5,247            24               (125)            133             14,091             185           140,783
       -----------         -----           --------         -------        -----------        --------       -----------


           642,295           899             54,123             550            573,492          16,049         2,669,079
        (1,021,321)         (798)           (56,835)         (1,130)        (1,286,877)        (17,131)       (5,087,450)
       -----------         -----           --------         -------        -----------        --------       -----------
          (379,026)          101             (2,712)           (580)          (713,385)         (1,082)       (2,418,371)
                --            --                 --              --                 --              --           684,435

           740,865           (70)           313,832           3,148            887,358           6,307         4,380,840
       -----------         -----           --------         -------        -----------        --------       -----------
           361,839            31            311,120           2,568            173,973           5,225         2,646,904
       -----------         -----           --------         -------        -----------        --------       -----------

       $   367,086         $  55           $310,995         $ 2,701        $   188,064        $  5,410       $ 2,787,687
       ===========         =====           ========         =======        ===========        ========       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2009




                                                                                    FIDELITY(R) VIP
                                            FIDELITY(R) VIP     FIDELITY(R) VIP      FREEDOM 2010
                                            CONTRAFUND(R)--     EQUITY-INCOME--       PORTFOLIO--
                                             INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $    283,464         $    85,049          $  44,026
  Mortality and expense risk charges....          (84,470)            (19,095)            (4,815)
                                             ------------         -----------          ---------
       Net investment income (loss).....          198,994              65,954             39,211
                                             ------------         -----------          ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        6,347,739           2,875,575            467,700
  Cost of investments sold..............      (12,526,931)         (5,390,931)          (648,096)
                                             ------------         -----------          ---------
       Net realized gain (loss) on
          investments...................       (6,179,192)         (2,515,356)          (180,396)
  Realized gain distribution received...            5,668                  --              7,395
  Change in unrealized appreciation
     (depreciation) on investments......       12,370,712           3,666,625            368,394
                                             ------------         -----------          ---------
       Net gain (loss) on investments...        6,197,188           1,151,269            195,393
                                             ------------         -----------          ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $  6,396,182         $ 1,217,223          $ 234,604
                                             ============         ===========          =========







                                                                  FIDELITY(R)       FIDELITY(R) VIP
                                            FIDELITY(R) VIP        VIP VALUE             VALUE
                                              OVERSEAS--           LEADERS--         STRATEGIES--
                                             INITIAL CLASS       INITIAL CLASS      SERVICE CLASS 2
                                          ----------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................      $   171,841           $  336             $     551
  Mortality and expense risk charges....          (34,401)             (50)                 (691)
                                              -----------           ------             ---------
       Net investment income (loss).....          137,440              286                  (140)
                                              -----------           ------             ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        2,865,960              364               153,997
  Cost of investments sold..............       (5,360,004)            (349)             (338,067)
                                              -----------           ------             ---------
       Net realized gain (loss) on
          investments...................       (2,494,044)              15              (184,070)
  Realized gain distribution received...           26,431               --                    --
  Change in unrealized appreciation
     (depreciation) on investments......        4,104,245            3,025               244,390
                                              -----------           ------             ---------
       Net gain (loss) on investments...        1,636,632            3,040                60,320
                                              -----------           ------             ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 1,774,072           $3,326             $  60,180
                                              ===========           ======             =========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                                                           FIDELITY(R) VIP
     FIDELITY(R) VIP  FIDELITY(R) VIP                                    FIDELITY(R) VIP                     MONEY MARKET
       FREEDOM 2020     FREEDOM 2030   FIDELITY(R) VIP  FIDELITY(R) VIP     INVESTMENT    FIDELITY(R) VIP    PORTFOLIO--
       PORTFOLIO--      PORTFOLIO--        GROWTH--       INDEX 500--      GRADE BOND--      MID-CAP--         INITIAL
      INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS       CLASS(D)
     ---------------------------------------------------------------------------------------------------------------------


       $   151,963       $   80,407      $     3,447      $   730,405      $   691,085      $   122,909       $  11,429
           (16,102)         (13,179)          (4,501)        (119,260)         (32,537)         (74,827)        (12,452)
       -----------       ----------      -----------      -----------      -----------      -----------       ---------
           135,861           67,228           (1,054)         611,145          658,548           48,082          (1,023)
       -----------       ----------      -----------      -----------      -----------      -----------       ---------


         1,064,513          390,739        1,513,716        4,652,099        1,797,592        6,143,644         682,114
        (1,654,515)        (647,987)      (2,413,255)      (6,589,864)      (1,928,352)      (9,846,423)       (682,114)
       -----------       ----------      -----------      -----------      -----------      -----------       ---------
          (590,002)        (257,248)        (899,539)      (1,937,765)        (130,760)      (3,702,779)             --
            44,185           31,433              783          587,632           32,217           92,438              --

         1,391,240        1,106,529        1,026,469        7,454,195          517,287        9,758,035              --
       -----------       ----------      -----------      -----------      -----------      -----------       ---------
           845,423          880,714          127,713        6,104,062          418,744        6,147,694              --
       -----------       ----------      -----------      -----------      -----------      -----------       ---------

       $   981,284       $  947,942      $   126,659      $ 6,715,207      $ 1,077,292      $ 6,195,776       $  (1,023)
       ===========       ==========      ===========      ===========      ===========      ===========       =========






       JANUS ASPEN      JANUS ASPEN      JANUS ASPEN      JANUS ASPEN         LAZARD                          LVIP BARON
         BALANCED        ENTERPRISE         FORTY          WORLDWIDE        RETIREMENT      LORD ABBETT         GROWTH
       PORTFOLIO--      PORTFOLIO--      PORTFOLIO--      PORTFOLIO--     INTERNATIONAL    SERIES FUND--    OPPORTUNITIES
      INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL    INSTITUTIONAL        EQUITY       MID-CAP VALUE    FUND--SERVICE
          SHARES           SHARES           SHARES           SHARES         PORTFOLIO        PORTFOLIO       CLASS SHARES
     ---------------------------------------------------------------------------------------------------------------------


       $   449,097      $        --      $     2,029       $  14,555        $  63,787       $    18,160      $        --
           (52,810)         (26,988)         (24,539)         (3,200)          (8,873)          (16,839)          (9,167)
       -----------      -----------      -----------       ---------        ---------       -----------      -----------
           396,287          (26,988)         (22,510)         11,355           54,914             1,321           (9,167)
       -----------      -----------      -----------       ---------        ---------       -----------      -----------


         3,122,163        2,267,687        2,606,026         219,120          444,774         3,496,513        1,902,524
        (3,354,934)      (2,942,012)      (2,733,630)       (303,260)        (764,455)       (6,846,697)      (2,837,229)
       -----------      -----------      -----------       ---------        ---------       -----------      -----------
          (232,771)        (674,325)        (127,604)        (84,140)        (319,681)       (3,350,184)        (934,705)
           563,988               --               --              --               --                --               --

         2,782,283        3,081,309        2,413,427         327,726          699,426         3,984,076        1,668,695
       -----------      -----------      -----------       ---------        ---------       -----------      -----------
         3,113,500        2,406,984        2,285,823         243,586          379,745           633,892          733,990
       -----------      -----------      -----------       ---------        ---------       -----------      -----------

       $ 3,509,787      $ 2,379,996      $ 2,263,313       $ 254,941        $ 434,659       $   635,213      $   724,823
       ===========      ===========      ===========       =========        =========       ===========      ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2009


                                               MFS(R)         MFS(R) NEW         MFS(R)
                                             INVESTORS        DISCOVERY        UTILITIES
                                           TRUST SERIES--      SERIES--         SERIES--
                                           INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                          -------------------------------------------------


INVESTMENT INCOME (LOSS):
  Dividend income.......................      $  2,390          $   --         $  60,601
  Mortality and expense risk charges....          (229)            (27)           (5,948)
                                              --------          ------         ---------
       Net investment income (loss).....         2,161             (27)           54,653
                                              --------          ------         ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....        75,848             348           253,648
  Cost of investments sold..............       (75,855)           (535)         (395,535)
                                              --------          ------         ---------
       Net realized gain (loss) on
          investments...................            (7)           (187)         (141,887)
  Realized gain distribution received...            --              --                --
  Change in unrealized appreciation
     (depreciation) on investments......        16,625           3,266           505,591
                                              --------          ------         ---------
       Net gain (loss) on investments...        16,618           3,079           363,704
                                              --------          ------         ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................      $ 18,779          $3,052         $ 418,357
                                              ========          ======         =========







                                            OPPENHEIMER
                                          CORE BOND FUND/     PIMCO LOW          PIMCO
                                              VA NON-         DURATION--     REAL RETURN--
                                              SERVICE       ADMINISTRATIVE   ADMINISTRATIVE
                                               SHARES        CLASS SHARES     CLASS SHARES
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................        $ --          $  56,638       $   253,762
  Mortality and expense risk charges....          (2)            (7,443)          (31,942)
                                                ----          ---------       -----------
       Net investment income (loss).....          (2)            49,195           221,820
                                                ----          ---------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....          13            147,244         1,231,431
  Cost of investments sold..............         (19)          (149,829)       (1,274,111)
                                                ----          ---------       -----------
       Net realized gain (loss) on
          investments...................          (6)            (2,585)          (42,680)
  Realized gain distribution received...          --             83,534           412,578
  Change in unrealized appreciation
     (depreciation) on investments......          97             71,149           728,232
                                                ----          ---------       -----------
       Net gain (loss) on investments...          91            152,098         1,098,130
                                                ----          ---------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................        $ 89          $ 201,293       $ 1,319,950
                                                ====          =========       ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                                                                                                                  OPPENHEIMER
                         MORGAN STANLEY     MORGAN STANLEY   MORGAN STANLEY                      NEUBERGER          CAPITAL
        MFS(R) VALUE      UIF EMERGING       UIF EMERGING       UIF U.S.      MORGAN STANLEY     BERMAN AMT      APPRECIATION
          SERIES--           MARKETS           MARKETS          MID-CAP       UIF U.S. REAL       PARTNERS       FUND/VA NON-
          INITIAL            DEBT--            EQUITY--         VALUE--          ESTATE--       PORTFOLIO--         SERVICE
          CLASS(A)           CLASS I           CLASS I         CLASS I(B)        CLASS I          CLASS I           SHARES
      -------------------------------------------------------------------------------------------------------------------------


         $  14,440          $  89,540        $        --        $  1,468       $   207,950       $  13,096          $   42
            (3,235)            (5,420)           (25,982)           (514)          (25,918)         (2,107)            (89)
         ---------          ---------        -----------        --------       -----------       ---------          ------
            11,205             84,120            (25,982)            954           182,032          10,989             (47)
         ---------          ---------        -----------        --------       -----------       ---------          ------


           161,143            542,931          1,450,920          37,846         3,382,155         143,179             681
          (135,181)          (657,946)        (2,423,319)        (25,576)       (9,681,991)       (327,326)           (796)
         ---------          ---------        -----------        --------       -----------       ---------          ------
            25,962           (115,015)          (972,399)         12,270        (6,299,836)       (184,147)           (115)
                --                 --                 --              --                --          58,175              --
           344,886            369,481          4,187,440          47,695         7,739,133         342,023           7,968
         ---------          ---------        -----------        --------       -----------       ---------          ------
           370,848            254,466          3,215,041          59,965         1,439,297         216,051           7,853
         ---------          ---------        -----------        --------       -----------       ---------          ------

         $ 382,053          $ 338,586        $ 3,189,059        $ 60,919       $ 1,621,329       $ 227,040          $7,806
         =========          =========        ===========        ========       ===========       =========          ======







                                              PIMCO VIT          ROYCE            ROYCE
           PIMCO           PIMCO U.S.        GLOBAL BOND       MICRO-CAP        SMALL-CAP      T. ROWE PRICE
       TOTAL RETURN--     GOVERNMENT--       PORTFOLIO--      PORTFOLIO--      PORTFOLIO--       BLUE CHIP       T. ROWE PRICE
       ADMINISTRATIVE    ADMINISTRATIVE     ADMINISTRATIVE     INVESTMENT       INVESTMENT         GROWTH        EQUITY INCOME
        CLASS SHARES      CLASS SHARES     CLASS SHARES(C)       CLASS            CLASS          PORTFOLIO         PORTFOLIO
      -------------------------------------------------------------------------------------------------------------------------


        $ 1,850,965         $  4,558           $   768        $        --      $        --      $        --      $    309,419
           (156,549)            (574)              (58)            (9,079)         (24,272)         (30,901)          (65,785)
        -----------         --------           -------        -----------      -----------      -----------      ------------
          1,694,416            3,984               710             (9,079)         (24,272)         (30,901)          243,634
        -----------         --------           -------        -----------      -----------      -----------      ------------


          7,655,343           45,817               223          1,016,293        1,571,122        2,303,150         6,523,284
         (7,172,728)         (42,210)             (204)        (1,827,475)      (2,512,197)      (3,112,255)      (11,906,803)
        -----------         --------           -------        -----------      -----------      -----------      ------------
            482,615            3,607                19           (811,182)        (941,075)        (809,105)       (5,383,519)
          1,196,390            8,065             5,109                 --               --               --                --

          1,149,343          (19,216)           (1,388)         1,825,618        2,957,381        3,390,511         8,507,737
        -----------         --------           -------        -----------      -----------      -----------      ------------
          2,828,348           (7,544)            3,740          1,014,436        2,016,306        2,581,406         3,124,218
        -----------         --------           -------        -----------      -----------      -----------      ------------

        $ 4,522,764         $ (3,560)          $ 4,450        $ 1,005,357      $ 1,992,034      $ 2,550,505      $  3,367,852
        ===========         ========           =======        ===========      ===========      ===========      ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2009



                                                            T. ROWE PRICE
                                           T. ROWE PRICE    INTERNATIONAL    T. ROWE PRICE
                                             INDEX 500          STOCK         LIMITED-TERM
                                             PORTFOLIO        PORTFOLIO      BOND PORTFOLIO
                                          -------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $   6,729        $  42,975       $    90,169
  Mortality and expense risk charges....        (1,569)          (5,863)          (11,267)
                                             ---------        ---------       -----------
       Net investment income (loss).....         5,160           37,112            78,902
                                             ---------        ---------       -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       118,349          228,701         2,404,720
  Cost of investments sold..............      (177,773)        (371,034)       (2,364,381)
                                             ---------        ---------       -----------
       Net realized gain (loss) on
          investments...................       (59,424)        (142,333)           40,339
  Realized gain distribution received...            --               --                --
  Change in unrealized appreciation
     (depreciation)  on investments.....       135,228          755,421            71,191
                                             ---------        ---------       -----------
       Net gain (loss) on investments...        75,804          613,088           111,530
                                             ---------        ---------       -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $  80,964        $ 650,200       $   190,432
                                             =========        =========       ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2009 (Commencement of Investments) through December 2009.
(b) For the period March 2009 (Commencement of Investments) through December
    2009.
(c) For the period June 2009 (Commencement of Investments) through December
    2009.
(d) For the period July 2009 (Commencement of Investments) through December
    2009.
(e) For the period November 2009 (Commencement of Investments) through December 2009.
(f) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                          T. ROWE PRICE
       T. ROWE PRICE        PERSONAL                                 VAN ECK
        NEW AMERICA         STRATEGY             VAN ECK            WORLDWIDE          VAN ECK WIT
           GROWTH           BALANCED            WORLDWIDE         MULTI-MANAGER         WORLDWIDE
         PORTFOLIO          PORTFOLIO          HARD ASSETS        ALTERNATIVES          BOND FUND
-----------------------------------------------------------------------------------------------------


        $        --        $   422,344          $     50            $     793           $    246
             (8,967)           (76,985)             (164)                (863)              (141)
        -----------        -----------          --------            ---------           --------
             (8,967)           345,359              (114)                 (70)               105
        -----------        -----------          --------            ---------           --------


          1,094,429          4,265,204            26,226              200,728             20,357
         (1,696,874)        (6,710,456)          (25,358)            (240,404)           (18,327)
        -----------        -----------          --------            ---------           --------
           (602,445)        (2,445,252)              868              (39,676)             2,030
                 --                 --                99               16,649                 --

          1,419,265          7,540,237            19,009               39,491              3,598
        -----------        -----------          --------            ---------           --------
            816,820          5,094,985            19,976               16,464              5,628
        -----------        -----------          --------            ---------           --------

        $   807,853        $ 5,440,344          $ 19,862            $  16,394           $  5,733
        ===========        ===========          ========            =========           ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2009
and December 31, 2008




                                                     MAINSTAY VP
                                                       BOND--                          MAINSTAY VP
                                                    INITIAL CLASS                    CASH MANAGEMENT
                                          --------------------------------  --------------------------------
                                                2009             2008             2009             2008
                                          ------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......     $  156,100       $   89,813      $   (646,500)    $  2,712,673
     Net realized gain (loss) on
       investments......................         35,351           28,194             7,841            3,451
     Realized gain distribution
       received.........................         13,878              685                --               --
     Change in unrealized appreciation
       (depreciation) on investments....         21,817          (36,586)           (6,221)           7,246
                                             ----------       ----------      ------------     ------------
       Net increase (decrease) in net
          assets resulting from
          operations....................        227,146           82,106          (644,880)       2,723,370
                                             ----------       ----------      ------------     ------------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................        476,464          309,944        34,226,890       61,372,666
     Cost of insurance..................        (68,996)         (33,226)       (2,821,122)      (1,882,247)
     Policyowners' surrenders...........        (92,316)         (36,233)       (3,269,026)        (135,202)
     Net transfers from (to) Fixed
       Account..........................         41,432           40,698       (83,910,230)       9,622,101
     Transfers between Investment
       Divisions........................        454,930          514,451       (12,305,387)     (10,188,728)
     Policyowners' death benefits.......         (3,147)            (396)               --          (55,969)
                                             ----------       ----------      ------------     ------------
       Net contributions and
          (withdrawals).................        808,367          795,238       (68,078,875)      58,732,621
                                             ----------       ----------      ------------     ------------
     Increase (decrease) attributable to
       New York Life Insurance and
       Annuity Corporation charges
       retained by the Separate
       Account..........................             --               --                (2)            (315)
                                             ----------       ----------      ------------     ------------
          Increase (decrease) in net
            assets......................      1,035,513          877,344       (68,723,757)      61,455,676
NET ASSETS:
     Beginning of year..................      2,585,181        1,707,837       196,392,558      134,936,882
                                             ----------       ----------      ------------     ------------
     End of year........................     $3,620,694       $2,585,181      $127,668,801     $196,392,558
                                             ==========       ==========      ============     ============





                                                                                       MAINSTAY VP
                                                     MAINSTAY VP                       HIGH YIELD
                                                   GROWTH EQUITY--                  CORPORATE BOND--
                                                    INITIAL CLASS                     INITIAL CLASS
                                          --------------------------------  --------------------------------
                                                2009             2008             2009             2008
                                          ------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......    $     8,820      $     (1,920)    $ 1,083,868      $ 1,172,509
     Net realized gain (loss) on
       investments......................     (1,831,564)       (2,525,258)     (1,161,366)      (1,186,921)
     Realized gain distribution
       received.........................             --                --              --               --
     Change in unrealized appreciation
       (depreciation) on investments....      3,019,463        (4,336,440)      4,963,290       (3,772,100)
                                            -----------      ------------     -----------      -----------
       Net increase (decrease) in net
          assets resulting from
          operations....................      1,196,719        (6,863,618)      4,885,792       (3,786,512)
                                            -----------      ------------     -----------      -----------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................          6,128             6,398       1,400,558        1,649,309
     Cost of insurance..................        (40,648)         (111,227)       (206,515)        (160,521)
     Policyowners' surrenders...........            (61)          (50,899)       (221,027)        (489,389)
     Net transfers from (to) Fixed
       Account..........................     (2,952,781)        1,196,461          26,636           46,085
     Transfers between Investment
       Divisions........................       (618,758)       (6,437,244)        889,640       (1,618,382)
     Policyowners' death benefits.......             --                --          (2,938)         (30,840)
                                            -----------      ------------     -----------      -----------
       Net contributions and
          (withdrawals).................     (3,606,120)       (5,396,511)      1,886,354         (603,738)
                                            -----------      ------------     -----------      -----------
     Increase (decrease) attributable to
       New York Life Insurance and
       Annuity Corporation charges
       retained by the Separate
       Account..........................            (32)              149             (14)              15
                                            -----------      ------------     -----------      -----------
          Increase (decrease) in net
            assets......................     (2,409,433)      (12,259,980)      6,772,132       (4,390,235)
NET ASSETS:
     Beginning of year..................      7,481,260        19,741,240      10,755,498       15,145,733
                                            -----------      ------------     -----------      -----------
     End of year........................    $ 5,071,827      $  7,481,260     $17,527,630      $10,755,498
                                            ===========      ============     ===========      ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
             COMMON STOCK--                  CONVERTIBLE--                  FLOATING RATE--                   GOVERNMENT--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009            2008            2009            2008            2009            2008
    -------------------------------------------------------------------------------------------------------------------------------



      $ 1,538,874     $  1,173,069     $   9,156       $  12,563        $ 19,177       $  26,590       $   63,487      $   47,289
         (659,527)        (598,503)     (128,332)              9          (9,415)        (34,404)          58,936          10,092
               --       12,678,056            --          84,682              --              --            1,928              --

       18,146,266      (53,224,688)      311,813        (341,816)        137,466        (115,663)         (98,519)         94,505
      -----------     ------------     ---------       ---------        --------       ---------       ----------      ----------

       19,025,613      (39,972,066)      192,637        (244,562)        147,228        (123,477)          25,832         151,886
      -----------     ------------     ---------       ---------        --------       ---------       ----------      ----------

          146,816          318,757       162,119         132,645          96,310         229,081          226,565         193,478
         (574,179)        (534,809)       (5,785)         (5,182)        (33,497)        (22,473)         (52,920)        (30,621)
         (102,823)        (127,024)           --            (866)         (2,449)           (591)        (150,356)        (27,467)
          136,362          342,187            --             435          24,561         (13,119)          87,595          33,612
        8,417,038         (236,989)     (225,900)          1,405         137,230        (188,593)         (24,883)        321,533
               --         (268,621)           --          (3,019)             --              --           (3,158)             --
      -----------     ------------     ---------       ---------        --------       ---------       ----------      ----------
        8,023,214         (506,499)      (69,566)        125,418         222,155           4,305           82,843         490,535
      -----------     ------------     ---------       ---------        --------       ---------       ----------      ----------


           (1,370)          13,986           (16)             34              --              (1)              --              (1)
      -----------     ------------     ---------       ---------        --------       ---------       ----------      ----------
       27,047,457      (40,464,579)      123,055        (119,110)        369,383        (119,173)         108,675         642,420

       69,010,529      109,475,108       502,859         621,969         380,068         499,241        2,000,024       1,357,604
      -----------     ------------     ---------       ---------        --------       ---------       ----------      ----------
      $96,057,986     $ 69,010,529     $ 625,914       $ 502,859        $749,451       $ 380,068       $2,108,699      $2,000,024
      ===========     ============     =========       =========        ========       =========       ==========      ==========






              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP
          ICAP SELECT EQUITY--              INCOME BUILDER--             INTERNATIONAL EQUITY--            LARGE CAP GROWTH--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009            2008            2009            2008            2009            2008
    -------------------------------------------------------------------------------------------------------------------------------



      $  2,008,911    $    499,899    $     8,990     $   276,792     $ 3,395,000     $    672,875      $   (220)       $   (360)
        (4,840,872)     (1,451,327)    (2,733,220)     (2,150,019)     (3,324,325)         (65,754)       (4,135)          1,077
                --       5,399,951             --       1,198,603              --        7,374,968            --              --

        35,681,347     (70,542,602)     2,971,456      (2,101,947)      8,838,107      (26,367,533)       28,323         (54,915)
      ------------    ------------    -----------     -----------     -----------     ------------      --------        --------

        32,849,386     (66,094,079)       247,226      (2,776,571)      8,908,782      (18,385,444)       23,968         (54,198)
      ------------    ------------    -----------     -----------     -----------     ------------      --------        --------

            74,604           5,142             --             194         640,650        2,119,530            --              --
          (921,206)       (545,558)       (42,566)       (145,669)     (1,486,987)      (1,313,369)       (6,299)         (6,623)
            (3,226)         (8,667)            --              --      (1,136,731)        (525,762)      (17,073)             --
           (92,372)        (25,624)    (5,241,367)     (3,852,310)       (847,515)      (1,058,232)           --              --
        47,378,554     181,978,941             --             515        (398,504)      (3,429,250)       (1,392)           (597)
                --        (187,548)            --              --        (118,359)        (777,814)           --              --
      ------------    ------------    -----------     -----------     -----------     ------------      --------        --------
        46,436,354     181,216,686     (5,283,933)     (3,997,270)     (3,347,446)      (4,984,897)      (24,764)         (7,220)
      ------------    ------------    -----------     -----------     -----------     ------------      --------        --------


            (3,224)          9,091            (76)          1,873            (770)           9,414            (4)             30
      ------------    ------------    -----------     -----------     -----------     ------------      --------        --------
        79,282,516     115,131,698     (5,036,783)     (6,771,968)      5,560,566      (23,360,927)         (800)        (61,388)

       115,332,918         201,220      5,508,499      12,280,467      50,884,532       74,245,459        82,363         143,751
      ------------    ------------    -----------     -----------     -----------     ------------      --------        --------
      $194,615,434    $115,332,918    $   471,716     $ 5,508,499     $56,445,098     $ 50,884,532      $ 81,563        $ 82,363
      ============    ============    ===========     ===========     ===========     ============      ========        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008



                                                                       MAINSTAY VP                     MAINSTAY VP
                                                                      MID CAP CORE--                 MID CAP GROWTH--
                                                                      INITIAL CLASS                   INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $     88,367    $     42,250    $   (19,885)    $   (34,352)
     Net realized gain (loss) on investments................    (12,230,532)     (1,411,924)      (798,411)     (2,700,526)
     Realized gain distribution received....................             --       7,336,611        126,257         845,982
     Change in unrealized appreciation (depreciation) on
       investments..........................................     21,299,029     (35,016,381)     2,743,980      (3,040,903)
                                                               ------------    ------------    -----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      9,156,864     (29,049,444)     2,051,941      (4,929,799)
                                                               ------------    ------------    -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................        105,722         260,905        279,723         607,469
     Cost of insurance......................................       (248,881)       (309,572)       (53,097)        (71,043)
     Policyowners' surrenders...............................        (48,692)         (5,030)       (85,708)       (346,939)
     Net transfers from (to) Fixed Account..................         14,276          29,365     (1,914,946)        (11,714)
     Transfers between Investment Divisions.................     (2,952,005)     (2,203,748)    (4,026,714)     (2,480,354)
     Policyowners' death benefits...........................             --        (115,843)            --              --
                                                               ------------    ------------    -----------     -----------
       Net contributions and (withdrawals)..................     (3,129,580)     (2,343,923)    (5,800,742)     (2,302,581)
                                                               ------------    ------------    -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................         (1,041)          6,496             --               5
                                                               ------------    ------------    -----------     -----------
          Increase (decrease) in net assets.................      6,026,243     (31,386,871)    (3,748,801)     (7,232,375)
NET ASSETS:
     Beginning of year......................................     40,732,508      72,119,379      3,748,801      10,981,176
                                                               ------------    ------------    -----------     -----------
     End of year............................................   $ 46,758,751    $ 40,732,508    $        --     $ 3,748,801
                                                               ============    ============    ===========     ===========






                                                                       MAINSTAY VP                   AIM V.I. GLOBAL
                                                                         VALUE--                    REAL ESTATE FUND--
                                                                      INITIAL CLASS                  SERIES I SHARES
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................       $--        $   4,450,234     $   (3,156)     $   78,667
     Net realized gain (loss) on investments................        --           (7,399,464)      (513,604)       (688,608)
     Realized gain distribution received....................        --           25,359,094             --         129,899
     Change in unrealized appreciation (depreciation) on
       investments..........................................        --          (24,114,686)       699,851        (194,236)
                                                                   ---        -------------     ----------      ----------
       Net increase (decrease) in net assets resulting from
          operations........................................        --           (1,704,822)       183,091        (674,278)
                                                                   ---        -------------     ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................        --               12,717        143,159         247,225
     Cost of insurance......................................        --             (314,195)       (15,325)        (18,173)
     Policyowners' surrenders...............................        --               (8,173)        (8,543)         (2,972)
     Net transfers from (to) Fixed Account..................        --           (1,802,169)       (16,999)          8,182
     Transfers between Investment Divisions.................        --         (173,573,109)       118,261         (46,631)
     Policyowners' death benefits...........................        --             (217,018)            --          (4,550)
                                                                   ---        -------------     ----------      ----------
       Net contributions and (withdrawals)..................        --         (175,901,947)       220,553         183,081
                                                                   ---        -------------     ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................        --                4,219             (4)              7
                                                                   ---        -------------     ----------      ----------
          Increase (decrease) in net assets.................        --         (177,602,550)       403,640        (491,190)
NET ASSETS:
     Beginning of year......................................        --          177,602,550        721,820       1,213,010
                                                                   ---        -------------     ----------      ----------
     End of year............................................       $--        $          --     $1,125,460      $  721,820
                                                                   ===        =============     ==========      ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









              MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP              MAINSTAY VP
            MID CAP VALUE--                 S&P 500 INDEX--                SMALL CAP GROWTH--       U.S. SMALL CAP--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS            INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- ----------------
          2009            2008            2009            2008            2009            2008           2009(K)
    ----------------------------------------------------------------------------------------------------------------



      $  1,836,378    $    827,684    $  2,980,636    $  3,215,041    $    (7,173)    $   (15,477)     $     (747)
       (16,759,865)       (128,308)     (7,386,209)     (1,473,960)    (1,353,537)       (641,912)             53
                --       8,256,236              --              --             --         496,968              --


        24,288,630     (29,884,351)     32,911,823     (69,198,337)     1,692,394      (1,295,725)         88,981
---   ------------    ------------    ------------    ------------    -----------     -----------      ----------


         9,365,143     (20,928,739)     28,506,250     (67,457,256)       331,684      (1,456,146)         88,287
---   ------------    ------------    ------------    ------------    -----------     -----------      ----------


            74,465         106,431         887,714       1,354,651         44,389          25,025          22,925
          (255,256)       (300,534)     (4,241,450)     (3,959,847)       (20,957)        (27,513)         (3,060)
           (40,751)         (1,895)       (416,102)       (298,234)        (3,513)         (5,162)             --
             2,135           9,391      (2,754,276)        725,595        (52,585)          1,297             348
       (52,201,051)         66,922      (2,731,581)      7,636,735     (2,614,910)       (743,489)      1,878,615
                --        (163,055)       (372,672)     (1,872,092)            --              --              --
---   ------------    ------------    ------------    ------------    -----------     -----------      ----------

       (52,420,458)       (282,740)     (9,628,367)      3,586,808     (2,647,576)       (749,842)      1,898,828
---   ------------    ------------    ------------    ------------    -----------     -----------      ----------



              (490)          8,032          (2,990)         39,419             --              --              --
---   ------------    ------------    ------------    ------------    -----------     -----------      ----------

       (43,055,805)    (21,203,447)     18,874,893     (63,831,029)    (2,315,892)     (2,205,988)      1,987,115

        43,055,805      64,259,252     117,938,657     181,769,686      2,315,892       4,521,880              --
---   ------------    ------------    ------------    ------------    -----------     -----------      ----------

      $         --    $ 43,055,805    $136,813,550    $117,938,657    $        --     $ 2,315,892      $1,987,115
===   ============    ============    ============    ============    ===========     ===========      ==========






                AIM V.I.                     ALGER AMERICAN                  ALGER AMERICAN
          INTERNATIONAL GROWTH            CAPITAL APPRECIATION              SMALLCAP GROWTH                  ALGER AMERICAN
                 FUND--                       PORTFOLIO--                     PORTFOLIO--                  SMID CAP GROWTH--
            SERIES I SHARES                  CLASS O SHARES                  CLASS O SHARES                  CLASS O SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009            2008            2009            2008            2009          2008(A)
    -------------------------------------------------------------------------------------------------------------------------------



       $   54,138     $     5,946       $    (60)       $   (173)      $  (3,580)     $    (7,875)      $   (65)        $   (14)
         (230,207)       (356,820)         2,432          (1,174)       (128,606)        (217,586)         (282)            (71)
               --          65,684             --              --              --           23,510            --              --

        1,567,642      (2,028,841)         2,165         (21,024)        425,516         (848,188)        7,013          (2,161)
       ----------     -----------       --------        --------       ---------      -----------       -------         -------

        1,391,573      (2,314,031)         4,537         (22,371)        293,330       (1,050,139)        6,666          (2,246)
       ----------     -----------       --------        --------       ---------      -----------       -------         -------

          743,566       1,017,188             --              --              --              383         8,449           5,249
          (82,316)        (63,725)          (324)           (603)        (11,447)         (21,788)         (865)           (218)
          (29,221)        (10,066)       (16,971)             --         (30,538)         (45,223)           --              --
           32,239          65,981             --              --              --              409         6,262           1,259
          246,320         127,610             --         (14,782)       (220,937)        (363,247)          434           1,612
           (1,840)         (9,457)            --              --              --               --            --              --
       ----------     -----------       --------        --------       ---------      -----------       -------         -------
          908,748       1,127,531        (17,295)        (15,385)       (262,922)        (429,466)       14,280           7,902
       ----------     -----------       --------        --------       ---------      -----------       -------         -------


               --              --             --              --              --                7            --              --
       ----------     -----------       --------        --------       ---------      -----------       -------         -------
        2,300,321      (1,186,500)       (12,758)        (37,756)         30,408       (1,479,598)       20,946           5,656

        3,365,504       4,552,004         12,758          50,514         803,613        2,283,211         5,656              --
       ----------     -----------       --------        --------       ---------      -----------       -------         -------
       $5,665,825     $ 3,365,504       $     --        $ 12,758       $ 834,021      $   803,613       $26,602         $ 5,656
       ==========     ===========       ========        ========       =========      ===========       =======         =======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008


                                                                    ALLIANCEBERNSTEIN               ALLIANCEBERNSTEIN
                                                                    VPS INTERNATIONAL               VPS SMALL/MID CAP
                                                                    VALUE PORTFOLIO--               VALUE PORTFOLIO--
                                                                      CLASS A SHARES                  CLASS A SHARES
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009          2008(B)
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   12,398      $    3,000      $     (823)      $    150
     Net realized gain (loss) on investments................      (263,157)       (744,675)        (40,774)          (644)
     Realized gain distribution received....................            --          39,751           4,876          7,643
     Change in unrealized appreciation (depreciation) on
       investments..........................................       557,170        (235,620)        308,735        (54,722)
                                                                ----------      ----------      ----------       --------
       Net increase (decrease) in net assets resulting from
          operations........................................       306,411        (937,544)        272,014        (47,573)
                                                                ----------      ----------      ----------       --------
  Contributions and (withdrawals):
     Payments received from policyowners....................       319,148         221,127         111,551         25,862
     Cost of insurance......................................       (22,914)        (16,680)         (6,677)        (2,865)
     Policyowners' surrenders...............................       (17,580)         (4,176)        (48,240)            --
     Net transfers from (to) Fixed Account..................       (24,700)         55,297         (17,891)        46,803
     Transfers between Investment Divisions.................       112,733         831,316         952,021         92,187
     Policyowners' death benefits...........................            --          (9,085)             --             --
                                                                ----------      ----------      ----------       --------
       Net contributions and (withdrawals)..................       366,687       1,077,799         990,764        161,987
                                                                ----------      ----------      ----------       --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --              --             --
                                                                ----------      ----------      ----------       --------
          Increase (decrease) in net assets.................       673,098         140,255       1,262,778        114,414
NET ASSETS:
     Beginning of year......................................       803,835         663,580         114,414             --
                                                                ----------      ----------      ----------       --------
     End of year............................................    $1,476,933      $  803,835      $1,377,192       $114,414
                                                                ==========      ==========      ==========       ========





                                                                                                      AMERICAN FUNDS
                                                                      AMERICAN FUNDS                  GROWTH-INCOME
                                                                      GROWTH-FUND--                       FUND--
                                                                      CLASS 2 SHARES                  CLASS 2 SHARES
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   19,799      $    8,317       $  2,146        $    811
     Net realized gain (loss) on investments................      (374,403)       (109,186)       (21,494)           (891)
     Realized gain distribution received....................            --         138,011             --           2,203
     Change in unrealized appreciation (depreciation) on
       investments..........................................     1,807,758        (846,786)        72,530         (23,648)
                                                                ----------      ----------       --------        --------
       Net increase (decrease) in net assets resulting from
          operations........................................     1,453,154        (809,644)        53,182         (21,525)
                                                                ----------      ----------       --------        --------
  Contributions and (withdrawals):
     Payments received from policyowners....................       460,243         252,430         23,154          17,865
     Cost of insurance......................................       (53,254)        (17,115)        (3,993)         (1,013)
     Policyowners' surrenders...............................       (35,338)        (25,687)       (29,687)             --
     Net transfers from (to) Fixed Account..................       109,181         102,908          1,276          18,641
     Transfers between Investment Divisions.................     3,573,657         341,523        117,300             795
     Policyowners' death benefits...........................            --              --             --              --
                                                                ----------      ----------       --------        --------
       Net contributions and (withdrawals)..................     4,054,489         654,059        108,050          36,288
                                                                ----------      ----------       --------        --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             1              14             --              --
                                                                ----------      ----------       --------        --------
          Increase (decrease) in net assets.................     5,507,644        (155,571)       161,232          14,763
NET ASSETS:
     Beginning of year......................................     1,178,373       1,333,944         47,533          32,770
                                                                ----------      ----------       --------        --------
     End of year............................................    $6,686,017      $1,178,373       $208,765        $ 47,533
                                                                ==========      ==========       ========        ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                AMERICAN                     AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
             CENTURY(R) VP                  ASSET ALLOCATION         GLOBAL GROWTH            GLOBAL SMALL
                VALUE--                          FUND--                  FUND--             CAPITALIZATION--
                CLASS II                     CLASS 2 SHARES          CLASS 1 SHARES          CLASS 2 SHARES
    ------------------------------- ------------------------------- --------------- -------------------------------
          2009            2008            2009            2008          2009(L)           2009            2008
    ---------------------------------------------------------------------------------------------------------------



        $ 32,440       $   21,520      $   18,145      $   7,336          $--           $   (118)      $  (2,465)
         (25,604)        (452,695)        (38,897)       (82,190)          --            (76,874)       (375,577)
              --          147,568              --         12,662           --                 --          86,223

         146,167          (85,544)        164,234        (46,981)          --            211,562        (135,075)
        --------       ----------      ----------      ---------          ---           --------       ---------

         153,003         (369,151)        143,482       (109,173)          --            134,570        (426,894)
        --------       ----------      ----------      ---------          ---           --------       ---------

         105,877          131,840          69,514         32,652           73             86,747          78,025
         (14,871)         (18,566)        (14,122)        (3,433)          --             (6,482)         (8,170)
         (12,128)        (169,539)         (4,627)        (1,393)          --             (2,145)        (12,452)
          (3,177)           4,487          42,869        153,989           --            (45,749)        101,800
         191,257         (299,968)        667,195       (123,156)          --            112,367         (37,205)
         (13,505)              --          (2,536)            --           --             (1,215)             --
        --------       ----------      ----------      ---------          ---           --------       ---------
         253,453         (351,746)        758,293         58,659           73            143,523         121,998
        --------       ----------      ----------      ---------          ---           --------       ---------


              (6)              40              --             --           --                 (2)              5
        --------       ----------      ----------      ---------          ---           --------       ---------
         406,450         (720,857)        901,775        (50,514)          73            278,091        (304,891)

         540,900        1,261,757         127,650        178,164           --            166,176         471,067
        --------       ----------      ----------      ---------          ---           --------       ---------
        $947,350       $  540,900      $1,029,425      $ 127,650          $73           $444,267       $ 166,176
        ========       ==========      ==========      =========          ===           ========       =========





             AMERICAN FUNDS
             INTERNATIONAL                    CVS CALVERT                                              DELAWARE VIP INTERNATIONAL
                 FUND--                     SOCIAL BALANCED                      DAVIS                   VALUE EQUITY SERIES--
             CLASS 2 SHARES                    PORTFOLIO                    VALUE PORTFOLIO                  STANDARD CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009            2008            2009            2008            2009            2008
    -------------------------------------------------------------------------------------------------------------------------------



       $   85,196     $   101,979       $   201         $   285        $    5,247      $    8,061        $   24        $   6,060
         (820,459)       (959,098)         (141)            (48)         (379,026)       (415,956)          101         (352,464)
           38,322         804,496            --             195                --          36,817            --           27,988

        3,173,179      (2,283,076)        2,479          (5,295)          740,865        (541,231)          (70)         122,792
       ----------     -----------       -------         -------        ----------      ----------        ------        ---------


        2,476,238      (2,335,699)        2,539          (4,863)          367,086        (912,309)           55         (195,624)
       ----------     -----------       -------         -------        ----------      ----------        ------        ---------

        1,180,528         724,500            --              --           231,210         762,388           514           51,399
         (115,877)        (47,373)         (248)           (246)          (21,572)        (26,144)          (12)          (4,403)
          (80,473)       (244,429)           --              --          (202,953)           (879)         (888)          (1,422)
           49,347         323,549            --              --             5,811          30,099            --              140
        1,082,809       4,006,829            --              --           (95,561)       (716,528)        3,390         (252,435)
          (12,007)             --            --              --                --              --            --               --
       ----------     -----------       -------         -------        ----------      ----------        ------        ---------
        2,104,327       4,763,076          (248)           (246)          (83,065)         48,936         3,004         (206,721)
       ----------     -----------       -------         -------        ----------      ----------        ------        ---------


               --              --            --              --                --               2            --               --
       ----------     -----------       -------         -------        ----------      ----------        ------        ---------
        4,580,565       2,427,377         2,291          (5,109)          284,021        (863,371)        3,059         (402,345)

        4,074,861       1,647,484        10,437          15,546         1,070,196       1,933,567           395          402,740
       ----------     -----------       -------         -------        ----------      ----------        ------        ---------
       $8,655,426     $ 4,074,861       $12,728         $10,437        $1,354,217      $1,070,196        $3,454        $     395
       ==========     ===========       =======         =======        ==========      ==========        ======        =========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008



                                                                        DREYFUS IP                     DREYFUS VIF
                                                                   TECHNOLOGY GROWTH--             DEVELOPING LEADERS--
                                                                      INITIAL SHARES                  INITIAL SHARES
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   (125)      $  (2,619)       $   133         $    70
     Net realized gain (loss) on investments................       (2,712)         (4,565)          (580)           (435)
     Realized gain distribution received....................           --              --             --             854
     Change in unrealized appreciation (depreciation) on
       investments..........................................      313,832        (302,140)         3,148          (7,381)
                                                                 --------       ---------        -------         -------
       Net increase (decrease) in net assets resulting from
          operations........................................      310,995        (309,324)         2,701          (6,892)
                                                                 --------       ---------        -------         -------
  Contributions and (withdrawals):
     Payments received from policyowners....................      128,466         141,480             --              --
     Cost of insurance......................................      (11,478)         (9,411)          (500)           (424)
     Policyowners' surrenders...............................      (27,337)             --             --            (406)
     Net transfers from (to) Fixed Account..................          535          14,718             --              --
     Transfers between Investment Divisions.................          463          22,240             --             (61)
     Policyowners' death benefits...........................           --              --             --              --
                                                                 --------       ---------        -------         -------
       Net contributions and (withdrawals)..................       90,649         169,027           (500)           (891)
                                                                 --------       ---------        -------         -------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           --              --             --              --
                                                                 --------       ---------        -------         -------
          Increase (decrease) in net assets.................      401,644        (140,297)         2,201          (7,783)
NET ASSETS:
     Beginning of year......................................      530,836         671,133         11,090          18,873
                                                                 --------       ---------        -------         -------
     End of year............................................     $932,480       $ 530,836        $13,291         $11,090
                                                                 ========       =========        =======         =======






                                                                     FIDELITY(R) VIP                 FIDELITY(R) VIP
                                                                     EQUITY-INCOME--             FREEDOM 2010 PORTFOLIO--
                                                                      INITIAL CLASS                   INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $    65,954     $   149,540      $   39,211      $   33,187
     Net realized gain (loss) on investments................    (2,515,356)       (909,046)       (180,396)        (17,140)
     Realized gain distribution received....................            --           7,831           7,395          39,507
     Change in unrealized appreciation (depreciation) on
       investments..........................................     3,666,625      (3,026,008)        368,394        (353,779)
                                                               -----------     -----------      ----------      ----------
       Net increase (decrease) in net assets resulting
          from operations...................................     1,217,223      (3,777,683)        234,604        (298,225)
                                                               -----------     -----------      ----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       642,603         994,228         169,456         354,375
     Cost of insurance......................................       (78,700)       (100,074)        (35,135)        (21,458)
     Policyowners' surrenders...............................      (250,571)       (125,435)           (730)        (40,706)
     Net transfers from (to) Fixed Account..................         8,353            (399)         19,576          34,425
     Transfers between Investment Divisions.................    (1,880,211)     (1,673,923)       (228,150)        649,823
     Policyowners' death benefits...........................            --          (8,697)             --              --
                                                               -----------     -----------      ----------      ----------
       Net contributions and (withdrawals)..................    (1,558,526)       (914,300)        (74,983)        976,459
                                                               -----------     -----------      ----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --               9              --              --
                                                               -----------     -----------      ----------      ----------
          Increase (decrease) in net assets.................      (341,303)     (4,691,974)        159,621         678,234
NET ASSETS:
     Beginning of year......................................     4,577,266       9,269,240       1,049,138         370,904
                                                               -----------     -----------      ----------      ----------
     End of year............................................   $ 4,235,963     $ 4,577,266      $1,208,759      $1,049,138
                                                               ===========     ===========      ==========      ==========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









               DWS DREMAN                      DWS GLOBAL                         DWS                       FIDELITY(R) VIP
       SMALL MID CAP VALUE VIP--          OPPORTUNITIES VIP--            SMALL CAP INDEX VIP--              CONTRAFUND(R)--
             CLASS A SHARES                  CLASS A SHARES                  CLASS A SHARES                  INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009          2008(C)           2009            2008            2009            2008
    -------------------------------------------------------------------------------------------------------------------------------



       $  14,091       $   12,381       $    185        $   (31)      $   140,783     $   174,232     $   198,994     $    171,101
        (713,385)         (29,821)        (1,082)           (53)       (2,418,371)     (3,000,341)     (6,179,192)      (2,228,900)
              --          419,299             --             --           684,435       1,510,836           5,668          505,426

         887,358         (816,306)         6,307         (5,778)        4,380,840      (3,638,305)     12,370,712      (11,372,771)
       ---------       ----------       --------        -------       -----------     -----------     -----------     ------------

         188,064         (414,447)         5,410         (5,862)        2,787,687      (4,953,578)      6,396,182      (12,925,144)
       ---------       ----------       --------        -------       -----------     -----------     -----------     ------------

          29,860            8,553            823          4,684           904,128       1,048,112       2,699,227        3,034,219
         (22,909)         (23,892)          (141)           (98)         (133,535)       (131,623)       (467,625)        (412,678)
          (2,479)              --        (15,857)            --          (192,147)             --        (748,983)        (770,013)
          37,037            5,123             --             --          (770,018)         37,141          77,784          453,987
        (121,828)          66,223            677         12,398         2,356,284        (833,680)     (1,871,383)       7,065,438
              --               --             --             --                --          (9,792)        (26,693)         (37,960)
       ---------       ----------       --------        -------       -----------     -----------     -----------     ------------
         (80,319)          56,007        (14,498)        16,984         2,164,712         110,158        (337,673)       9,332,993
       ---------       ----------       --------        -------       -----------     -----------     -----------     ------------


              --               --             --             --                --              14             (36)             336
       ---------       ----------       --------        -------       -----------     -----------     -----------     ------------
         107,745         (358,440)        (9,088)        11,122         4,952,399      (4,843,406)      6,058,473       (3,591,815)

         861,469        1,219,909         11,122             --         9,529,219      14,372,625      17,902,456       21,494,271
       ---------       ----------       --------        -------       -----------     -----------     -----------     ------------
       $ 969,214       $  861,469       $  2,034        $11,122       $14,481,618     $ 9,529,219     $23,960,929     $ 17,902,456
       =========       ==========       ========        =======       ===========     ===========     ===========     ============






            FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP                 FIDELITY(R) VIP
        FREEDOM 2020 PORTFOLIO--        FREEDOM 2030 PORTFOLIO--                GROWTH--                      INDEX 500--
             INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009            2008            2009            2008            2009            2008
    -------------------------------------------------------------------------------------------------------------------------------



       $  135,861     $    95,744      $   67,228      $   52,363     $    (1,054)    $     8,898     $   611,145     $    597,803
         (590,002)        (40,961)       (257,248)        (10,890)       (899,539)          3,779      (1,937,765)         (55,990)
           44,185         138,978          31,433         123,291             783              --         587,632          319,440

        1,391,240      (1,321,259)      1,106,529        (955,956)      1,026,469      (1,818,112)      7,454,195      (15,146,216)
       ----------     -----------      ----------      ----------     -----------     -----------     -----------     ------------

          981,284      (1,127,498)        947,942        (791,192)        126,659      (1,805,435)      6,715,207      (14,284,963)
       ----------     -----------      ----------      ----------     -----------     -----------     -----------     ------------

          579,245         507,161         686,689         350,931         323,368         285,658       3,244,947        6,690,854
         (113,287)        (61,049)        (88,818)        (41,844)        (15,075)        (28,956)       (655,594)        (600,893)
          (68,131)        (30,109)         (8,355)        (20,929)         (3,488)        (13,013)     (1,394,245)        (143,789)
           84,698         205,927          34,612         200,742           2,215          18,820         124,083          313,555
          531,330       2,694,643         644,464       1,531,006      (1,366,227)       (743,952)        802,864         (274,225)
               --              --              --              --              --         (13,067)         (2,680)        (271,783)
       ----------     -----------      ----------      ----------     -----------     -----------     -----------     ------------
        1,013,855       3,316,573       1,268,592       2,019,906      (1,059,207)       (494,510)      2,119,375        5,713,719
       ----------     -----------      ----------      ----------     -----------     -----------     -----------     ------------


               (1)              2              --              --              (1)             25              (4)              45
       ----------     -----------      ----------      ----------     -----------     -----------     -----------     ------------
        1,995,138       2,189,077       2,216,534       1,228,714        (932,549)     (2,299,920)      8,834,578       (8,571,199)

        3,138,099         949,022       1,872,251         643,537       1,766,235       4,066,155      24,668,518       33,239,717
       ----------     -----------      ----------      ----------     -----------     -----------     -----------     ------------
       $5,133,237     $ 3,138,099      $4,088,785      $1,872,251     $   833,686     $ 1,766,235     $33,503,096     $ 24,668,518
       ==========     ===========      ==========      ==========     ===========     ===========     ===========     ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008



                                                                     FIDELITY(R) VIP                 FIDELITY(R) VIP
                                                                 INVESTMENT GRADE BOND--                MID-CAP--
                                                                      INITIAL CLASS                   INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $   658,548      $  244,648     $    48,082     $      7,797
     Net realized gain (loss) on investments................      (130,760)        (59,076)     (3,702,779)      (1,403,939)
     Realized gain distribution received....................        32,217           5,278          92,438        3,254,283
     Change in unrealized appreciation (depreciation) on
       investments..........................................       517,287        (443,152)      9,758,035      (11,392,134)
                                                               -----------      ----------     -----------     ------------
       Net increase (decrease) in net assets resulting from
          operations........................................     1,077,292        (252,302)      6,195,776       (9,533,993)
                                                               -----------      ----------     -----------     ------------
  Contributions and (withdrawals):
     Payments received from policyowners....................     1,179,621       1,356,396       2,411,030        2,900,917
     Cost of insurance......................................      (204,325)       (161,399)       (382,076)        (379,578)
     Policyowners' surrenders...............................    (1,063,645)       (292,116)       (946,939)        (705,698)
     Net transfers from (to) Fixed Account..................        50,062          92,544         144,997          207,948
     Transfers between Investment Divisions.................     1,295,759        (258,850)     (1,026,762)      (1,443,399)
     Policyowners' death benefits...........................       (21,652)        (27,397)        (29,439)         (23,093)
                                                               -----------      ----------     -----------     ------------
       Net contributions and (withdrawals)..................     1,235,820         709,178         170,811          557,097
                                                               -----------      ----------     -----------     ------------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           (27)             (6)            (23)             112
                                                               -----------      ----------     -----------     ------------
          Increase (decrease) in net assets.................     2,313,085         456,870       6,366,564       (8,976,784)
NET ASSETS:
     Beginning of year......................................     6,974,405       6,517,535      14,376,223       23,353,007
                                                               -----------      ----------     -----------     ------------
     End of year............................................   $ 9,287,490      $6,974,405     $20,742,787     $ 14,376,223
                                                               ===========      ==========     ===========     ============






                                                                       JANUS ASPEN                     JANUS ASPEN
                                                                   BALANCED PORTFOLIO--           ENTERPRISE PORTFOLIO--
                                                                   INSTITUTIONAL SHARES            INSTITUTIONAL SHARES
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $   396,287     $   383,867     $   (26,988)    $   (13,607)
     Net realized gain (loss) on investments................      (232,771)        112,278        (674,325)         27,814
     Realized gain distribution received....................       563,988       1,141,413              --         450,133
     Change in unrealized appreciation (depreciation) on
       investments..........................................     2,782,283      (4,456,582)      3,081,309      (4,724,329)
                                                               -----------     -----------     -----------     -----------
       Net increase (decrease) in net assets resulting from
          operations........................................     3,509,787      (2,819,024)      2,379,996      (4,259,989)
                                                               -----------     -----------     -----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       857,581         820,504         737,121       1,190,865
     Cost of insurance......................................      (519,566)       (464,510)       (104,103)       (100,232)
     Policyowners' surrenders...............................      (904,330)        (35,479)        (60,036)       (105,342)
     Net transfers from (to) Fixed Account..................        25,604         144,064         (16,124)          9,332
     Transfers between Investment Divisions.................      (842,691)        199,704      (1,589,350)      1,023,095
     Policyowners' death benefits...........................      (332,895)        (12,741)             --              --
                                                               -----------     -----------     -----------     -----------
       Net contributions and (withdrawals)..................    (1,716,297)        651,542      (1,032,492)      2,017,718
                                                               -----------     -----------     -----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................          (366)          1,177              --              --
                                                               -----------     -----------     -----------     -----------
          Increase (decrease) in net assets.................     1,793,124      (2,166,305)      1,347,504      (2,242,271)
NET ASSETS:
     Beginning of year......................................    14,721,111      16,887,416       5,755,401       7,997,672
                                                               -----------     -----------     -----------     -----------
     End of year............................................   $16,514,235     $14,721,111     $ 7,102,905     $ 5,755,401
                                                               ===========     ===========     ===========     ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








    FIDELITY(R) VIP
      MONEY MARKET          FIDELITY(R) VIP              FIDELITY(R) VIP VALUE           FIDELITY(R) VIP VALUE
      PORTFOLIO--              OVERSEAS--                      LEADERS--                      STRATEGIES--
     INITIAL CLASS           INITIAL CLASS                   INITIAL CLASS                  SERVICE CLASS 2
    --------------- ------------------------------- ------------------------------- -------------------------------
        2009(J)           2009            2008            2009          2008(D)           2009            2008
    ---------------------------------------------------------------------------------------------------------------



       $   (1,023)    $   137,440     $   262,527       $   286           $  9         $    (140)      $     288
               --      (2,494,044)     (1,031,275)           15             (2)         (184,070)        (50,122)
               --          26,431       1,369,790            --             --                --          67,478
               --       4,104,245                         3,025
                                       (7,415,254)                         (10)          244,390        (223,901)
       ----------     -----------     -----------       -------           ----         ---------       ---------

           (1,023)      1,774,072      (6,814,212)        3,326             (3)           60,180        (206,257)
       ----------     -----------     -----------       -------           ----         ---------       ---------

           19,367         528,645       1,782,984         4,582             --            29,866          51,982
          (65,508)       (192,469)       (226,629)         (399)           (12)           (6,826)         (7,744)
               --         (73,342)       (437,075)           --             --           (62,566)        (57,445)
         (213,642)         27,971          54,329           702            367                 9          (1,876)
        8,890,834      (1,072,506)        128,235        13,142             --           (26,800)        (23,837)
               --              --          (5,971)           --             --                --              --
       ----------     -----------     -----------       -------           ----         ---------       ---------
        8,631,051        (781,701)      1,295,873        18,027            355           (66,317)        (38,920)
       ----------     -----------     -----------       -------           ----         ---------       ---------



               --               1              28            --             --                --              --
       ----------     -----------     -----------       -------           ----         ---------       ---------
        8,630,028         992,372      (5,518,311)       21,353            352            (6,137)       (245,177)

               --       8,138,153      13,656,464           352             --           186,910         432,087
       ----------     -----------     -----------       -------           ----         ---------       ---------
       $8,630,028     $ 9,130,525     $ 8,138,153       $21,705           $352         $ 180,773       $ 186,910
       ==========     ===========     ===========       =======           ====         =========       =========





                                                                                                              LORD ABBETT
              JANUS ASPEN                     JANUS ASPEN                  LAZARD RETIREMENT                 SERIES FUND--
           FORTY PORTFOLIO--             WORLDWIDE PORTFOLIO--            INTERNATIONAL EQUITY               MID-CAP VALUE
          INSTITUTIONAL SHARES            INSTITUTIONAL SHARES                 PORTFOLIO                       PORTFOLIO
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009            2008            2009            2008            2009            2008
    -------------------------------------------------------------------------------------------------------------------------------



      $   (22,510)    $   (20,471)     $   11,355      $    6,566      $   54,914     $    17,576     $     1,321     $    52,429
         (127,604)        184,333         (84,140)        (36,291)       (319,681)       (807,573)     (3,350,184)     (2,241,776)
               --              --              --              --              --          11,177              --         292,200

        2,413,427      (4,287,212)        327,726        (453,184)        699,426        (661,009)      3,984,076      (1,341,293)
      -----------     -----------      ----------      ----------      ----------     -----------     -----------     -----------

        2,263,313      (4,123,350)        254,941        (482,909)        434,659      (1,439,829)        635,213      (3,238,440)
      -----------     -----------      ----------      ----------      ----------     -----------     -----------     -----------

          616,627       1,072,031          18,151          56,288         225,213         552,547       1,259,848       1,766,353
          (83,416)        (75,578)        (32,311)        (26,093)        (63,422)        (72,711)        (99,342)       (143,054)
          (23,681)       (113,861)        (57,482)        (22,248)         (9,319)         (3,754)       (249,803)       (488,290)
          (21,618)        263,891          (1,341)            546          32,733          19,987          15,900         291,932
       (1,316,168)        726,315         556,868         (43,671)        570,953        (408,357)     (2,093,453)     (6,925,189)
           (9,771)             --              --              --              --          (6,108)        (11,456)        (22,314)
      -----------     -----------      ----------      ----------      ----------     -----------     -----------     -----------
         (838,027)      1,872,798         483,885         (35,178)        756,158          81,604      (1,178,306)     (5,520,562)
      -----------     -----------      ----------      ----------      ----------     -----------     -----------     -----------


               --              --              (8)             74              (4)              7              (1)             29
      -----------     -----------      ----------      ----------      ----------     -----------     -----------     -----------
        1,425,286      (2,250,552)        738,818        (518,013)      1,190,813      (1,358,218)       (543,094)     (8,758,973)

        5,270,075       7,520,627         527,828       1,045,841       1,728,170       3,086,388       4,808,494      13,567,467
      -----------     -----------      ----------      ----------      ----------     -----------     -----------     -----------
      $ 6,695,361     $ 5,270,075      $1,266,646      $  527,828      $2,918,983     $ 1,728,170     $ 4,265,400     $ 4,808,494
      ===========     ===========      ==========      ==========      ==========     ===========     ===========     ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008



                                                                    LVIP BARON GROWTH                     MFS(R)
                                                                   OPPORTUNITIES FUND--          INVESTORS TRUST SERIES--
                                                                   SERVICE CLASS SHARES               INITIAL CLASS
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   (9,167)    $    (9,141)      $  2,161        $  1,059
     Net realized gain (loss) on investments................      (934,705)       (223,363)            (7)          1,135
     Realized gain distribution received....................            --         128,133             --          12,464
     Change in unrealized appreciation (depreciation) on
       investments..........................................     1,668,695      (1,014,610)        16,625         (83,554)
                                                                ----------     -----------       --------        --------
       Net increase (decrease) in net assets resulting from
          operations........................................       724,823      (1,118,981)        18,779         (68,896)
                                                                ----------     -----------       --------        --------
  Contributions and (withdrawals):
     Payments received from policyowners....................       378,862         350,229             --              --
     Cost of insurance......................................       (38,239)        (28,658)        (1,959)         (3,500)
     Policyowners' surrenders...............................      (227,439)        (24,821)       (73,644)             --
     Net transfers from (to) Fixed Account..................       (99,762)           (658)            --              --
     Transfers between Investment Divisions.................      (125,988)        (25,618)            --              --
     Policyowners' death benefits...........................            --              --             --              --
                                                                ----------     -----------       --------        --------
       Net contributions and (withdrawals)..................      (112,566)        270,474        (75,603)         (3,500)
                                                                ----------     -----------       --------        --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              19             (3)             24
                                                                ----------     -----------       --------        --------
          Increase (decrease) in net assets.................       612,257        (848,488)       (56,827)        (72,372)
NET ASSETS:
     Beginning of year......................................     1,980,677       2,829,165        137,332         209,704
                                                                ----------     -----------       --------        --------
     End of year............................................    $2,592,934     $ 1,980,677       $ 80,505        $137,332
                                                                ==========     ===========       ========        ========





                                                                                              MORGAN STANLEY
                                                                                                   UIF
                                                                    MORGAN STANLEY UIF         U.S. MID-CAP
                                                                EMERGING MARKETS EQUITY--        VALUE--
                                                                         CLASS I                 CLASS I
                                                             ------------------------------- ---------------
                                                                   2009            2008          2009(H)
                                                             -----------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $  (25,982)    $   (29,350)      $    954
     Net realized gain (loss) on investments................      (972,399)        (62,731)        12,270
     Realized gain distribution received....................            --       1,933,522             --
     Change in unrealized appreciation (depreciation) on
       investments..........................................     4,187,440      (6,683,200)        47,695
                                                                ----------     -----------       --------
       Net increase (decrease) in net assets resulting from
          operations........................................     3,189,059      (4,841,759)        60,919
                                                                ----------     -----------       --------
  Contributions and (withdrawals):
     Payments received from policyowners....................       670,900       1,294,429            104
     Cost of insurance......................................      (100,594)        (84,980)        (1,415)
     Policyowners' surrenders...............................       (25,809)       (596,476)            --
     Net transfers from (to) Fixed Account..................       (34,360)         39,471             --
     Transfers between Investment Divisions.................       976,118        (296,666)        87,070
     Policyowners' death benefits...........................            --              --             --
                                                                ----------     -----------       --------
       Net contributions and (withdrawals)..................     1,486,255         355,778         85,759
                                                                ----------     -----------       --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................           (19)             94             --
                                                                ----------     -----------       --------
          Increase (decrease) in net assets.................     4,675,295      (4,485,887)       146,678
NET ASSETS:
     Beginning of year......................................     4,124,625       8,610,512             --
                                                                ----------     -----------       --------
     End of year............................................    $8,799,920     $ 4,124,625       $146,678
                                                                ==========     ===========       ========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I









                 MFS(R)                          MFS(R)                  MFS(R)            MORGAN STANLEY UIF
         NEW DISCOVERY SERIES--            UTILITIES SERIES--       VALUES SERIES--     EMERGING MARKETS DEBT--
             INITIAL CLASS                   INITIAL CLASS           INITIAL CLASS              CLASS I
    ------------------------------- ------------------------------- --------------- -------------------------------
          2009            2008            2009            2008          2009(G)           2009            2008
    ---------------------------------------------------------------------------------------------------------------



         $  (27)        $   (33)       $   54,653      $   14,524      $   11,205      $   84,120      $  84,391
           (187)            (61)         (141,887)       (118,969)         25,962        (115,015)       (68,739)
             --           1,453                --         219,500              --              --         51,440

          3,266          (4,727)          505,591        (868,210)        344,886         369,481       (264,705)
         ------         -------        ----------      ----------      ----------      ----------      ---------

          3,052          (3,368)          418,357        (753,155)        382,053         338,586       (197,613)
         ------         -------        ----------      ----------      ----------      ----------      ---------

             --              --           239,407         383,178          56,413         196,679        397,135
           (320)           (218)          (46,475)        (35,744)        (10,116)        (24,643)       (19,480)
             --              --           (22,697)        (21,397)         (2,947)        (13,559)       (17,594)
             --              --            26,006          25,725          67,502           4,078          8,689
             --              --            91,442         161,529       1,710,230         212,782         94,244
             --              --                --              --          (5,057)             --             --
         ------         -------        ----------      ----------      ----------      ----------      ---------
           (320)           (218)          287,683         513,291       1,816,025         375,337        462,994
         ------         -------        ----------      ----------      ----------      ----------      ---------


             --              --                (3)             10              --              (4)             2
         ------         -------        ----------      ----------      ----------      ----------      ---------
          2,732          (3,586)          706,037        (239,854)      2,198,078         713,919        265,383

          5,074           8,660         1,045,753       1,285,607              --         997,997        732,614
         ------         -------        ----------      ----------      ----------      ----------      ---------
         $7,806         $ 5,074        $1,751,790      $1,045,753      $2,198,078      $1,711,916      $ 997,997
         ======         =======        ==========      ==========      ==========      ==========      =========






           MORGAN STANLEY UIF               NEUBERGER BERMAN              OPPENHEIMER CAPITAL                 OPPENHEIMER
           U.S. REAL ESTATE--                 AMT PARTNERS                APPRECIATION FUND/VA             CORE BOND FUND/VA
                CLASS I                    PORTFOLIO--CLASS I              NON-SERVICE SHARES              NON-SERVICE SHARES
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009          2008(A)           2009          2008(E)           2009          2008(F)
    -------------------------------------------------------------------------------------------------------------------------------




      $   182,032     $   446,503      $  10,989       $     930        $   (47)         $   (1)         $   (2)         $   (1)
       (6,299,836)     (6,516,515)      (184,147)        (26,591)          (115)             (3)             (6)             (1)
               --       5,508,663         58,175          53,081             --              --              --              --

        7,739,133      (4,474,497)       342,023        (217,672)         7,968            (482)             97            (354)
      -----------     -----------      ---------       ---------        -------          ------          ------          ------

        1,621,329      (5,035,846)       227,040        (190,252)         7,806            (486)             89            (356)
      -----------     -----------      ---------       ---------        -------          ------          ------          ------

          980,115       1,167,585         90,849          69,852          8,655              90              --              --
          (78,541)       (107,965)        (7,968)         (3,780)          (363)             (6)            (11)             (4)
         (314,460)        (85,384)        (7,609)             --             --              --              --              --
         (432,560)         30,521          6,277          32,886            757           1,461              --           1,391
       (1,163,509)        198,843          9,548         379,436         19,561              --              --              --
               --         (87,884)            --              --             --              --              --              --
      -----------     -----------      ---------       ---------        -------          ------          ------          ------
       (1,008,955)      1,115,716         91,097         478,394         28,610           1,545             (11)          1,387
      -----------     -----------      ---------       ---------        -------          ------          ------          ------


               (3)             29             --              --             --              --              --              --
      -----------     -----------      ---------       ---------        -------          ------          ------          ------
          612,371      (3,920,101)       318,137         288,142         36,416           1,059              78           1,031

        7,945,396      11,865,497        288,142              --          1,059              --           1,031              --
      -----------     -----------      ---------       ---------        -------          ------          ------          ------
      $ 8,557,767     $ 7,945,396      $ 606,279       $ 288,142        $37,475          $1,059          $1,109          $1,031
      ===========     ===========      =========       =========        =======          ======          ======          ======





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008


                                                                          PIMCO                           PIMCO
                                                                      LOW DURATION--                  REAL RETURN--
                                                                      ADMINISTRATIVE                  ADMINISTRATIVE
                                                                       CLASS SHARES                    CLASS SHARES
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................    $   49,195      $   30,923     $   221,820      $  178,113
     Net realized gain (loss) on investments................        (2,585)          4,343         (42,680)         (4,662)
     Realized gain distribution received....................        83,534          19,005         412,578           8,637
     Change in unrealized appreciation (depreciation) on
       investments..........................................        71,149         (66,982)        728,232        (688,624)
                                                                ----------      ----------     -----------      ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       201,293         (12,621)      1,319,950        (506,536)
                                                                ----------      ----------     -----------      ----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       280,861         289,340         956,881       1,063,144
     Cost of insurance......................................       (29,727)        (17,895)       (114,615)        (69,953)
     Policyowners' surrenders...............................       (50,784)           (876)       (194,712)       (242,015)
     Net transfers from (to) Fixed Account..................        24,582         407,017         (24,993)         83,368
     Transfers between Investment Divisions.................       154,289         237,723       3,510,731         401,468
     Policyowners' death benefits...........................        (6,321)             --              --              --
                                                                ----------      ----------     -----------      ----------
       Net contributions and (withdrawals)..................       372,900         915,309       4,133,292       1,236,012
                                                                ----------      ----------     -----------      ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --              (1)             (2)
                                                                ----------      ----------     -----------      ----------
          Increase (decrease) in net assets.................       574,193         902,688       5,453,241         729,474
NET ASSETS:
     Beginning of year......................................     1,318,211         415,523       5,607,833       4,878,359
                                                                ----------      ----------     -----------      ----------
     End of year............................................    $1,892,404      $1,318,211     $11,061,074      $5,607,833
                                                                ==========      ==========     ===========      ==========






                                                                          ROYCE                       T. ROWE PRICE
                                                                  SMALL-CAP PORTFOLIO--              BLUE CHIP GROWTH
                                                                     INVESTMENT CLASS                   PORTFOLIO
                                                             ------------------------------- -------------------------------
                                                                   2009            2008            2009            2008
                                                             ---------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................   $   (24,272)    $    22,818      $  (30,901)    $   (25,812)
     Net realized gain (loss) on investments................      (941,075)       (121,866)       (809,105)        114,866
     Realized gain distribution received....................            --         529,057              --              --
     Change in unrealized appreciation (depreciation)
       on investments.......................................     2,957,381      (1,538,706)      3,390,511      (4,233,587)
                                                               -----------     -----------      ----------     -----------
       Net increase (decrease) in net assets resulting
          from operations...................................     1,992,034      (1,108,697)      2,550,505      (4,144,533)
                                                               -----------     -----------      ----------     -----------
  Contributions and (withdrawals):
     Payments received from policyowners....................       726,065         600,051       1,052,680       1,648,741
     Cost of insurance......................................      (105,170)        (68,510)       (215,022)       (198,577)
     Policyowners' surrenders...............................       (90,963)       (404,009)       (143,841)        (27,303)
     Net transfers from (to) Fixed Account..................    (1,700,756)        139,130          39,626          30,029
     Transfers between Investment Divisions.................     1,254,274       2,132,357        (711,377)        (80,764)
     Policyowners' death benefits...........................            --              --          (4,969)        (12,504)
                                                               -----------     -----------      ----------     -----------
       Net contributions and (withdrawals)..................        83,450       2,399,019          17,097       1,359,622
                                                               -----------     -----------      ----------     -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --              --              --              --
                                                               -----------     -----------      ----------     -----------
          Increase (decrease) in net assets.................     2,075,484       1,290,322       2,567,602      (2,784,911)
NET ASSETS:
     Beginning of year......................................     5,086,894       3,796,572       6,091,815       8,876,726
                                                               -----------     -----------      ----------     -----------
     End of year............................................   $ 7,162,378     $ 5,086,894      $8,659,417     $ 6,091,815
                                                               ===========     ===========      ==========     ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                                                       PIMCO VIT
                 PIMCO                           PIMCO                GLOBAL BOND
             TOTAL RETURN--                U.S. GOVERNMENT--          PORTFOLIO--                ROYCE
             ADMINISTRATIVE                  ADMINISTRATIVE          ADMINISTRATIVE      MICRO-CAP PORTFOLIO--
              CLASS SHARES                    CLASS SHARES            CLASS SHARES          INVESTMENT CLASS
    ------------------------------- ------------------------------- --------------- -------------------------------
          2009            2008            2009            2008          2009(I)           2009            2008
    ---------------------------------------------------------------------------------------------------------------



      $ 1,694,416     $ 1,122,464       $  3,984        $  2,827        $   710        $   (9,079)    $    67,880
          482,615         277,316          3,607           3,183             19          (811,182)       (917,955)
        1,196,390         553,511          8,065           1,031          5,109                --         342,319


        1,149,343        (827,010)       (19,216)          8,009         (1,388)        1,825,618      (1,065,009)
      -----------     -----------       --------        --------        -------        ----------     -----------

        4,522,764       1,126,281         (3,560)         15,050          4,450         1,005,357      (1,572,765)
      -----------     -----------       --------        --------        -------        ----------     -----------

        3,016,983       4,861,471         35,494          26,426             --           402,666         568,381
         (785,488)       (505,003)        (2,145)         (1,746)          (217)          (53,248)        (59,439)
         (962,454)       (239,199)       (31,895)             --             --           (60,579)       (618,818)
          259,483         220,826          1,802          21,838         51,315            20,031         108,259
        3,256,618         (26,519)         8,467          (4,122)        29,352          (616,912)       (534,975)
          (16,740)        (15,986)            --              --             --            (8,757)             --
      -----------     -----------       --------        --------        -------        ----------     -----------
        4,768,402       4,295,590         11,723          42,396         80,450          (316,799)       (536,592)
      -----------     -----------       --------        --------        -------        ----------     -----------


               (3)             --             --              --             --                (3)             23
      -----------     -----------       --------        --------        -------        ----------     -----------
        9,291,163       5,421,871          8,163          57,446         84,900           688,555      (2,109,334)

       29,834,384      24,412,513        100,027          42,581             --         1,597,433       3,706,767
      -----------     -----------       --------        --------        -------        ----------     -----------
      $39,125,547     $29,834,384       $108,190        $100,027        $84,900        $2,285,988     $ 1,597,433
      ===========     ===========       ========        ========        =======        ==========     ===========





             T. ROWE PRICE                   T. ROWE PRICE                   T. ROWE PRICE                   T. ROWE PRICE
             EQUITY INCOME                     INDEX 500                  INTERNATIONAL STOCK              LIMITED-TERM BOND
               PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
    ------------------------------- ------------------------------- ------------------------------- -------------------------------
          2009            2008            2009            2008            2009            2008            2009            2008
    -------------------------------------------------------------------------------------------------------------------------------



      $   243,634     $   403,120       $  5,160       $   7,540       $   37,112     $    26,159      $   78,902      $   71,595
       (5,383,519)       (776,490)       (59,424)         (1,777)        (142,333)         (9,322)         40,339           3,022
               --         623,061             --              --               --          62,762              --              --

        8,507,737      (9,145,946)       135,228        (210,565)         755,421      (1,071,444)         71,191         (54,173)
      -----------     -----------       --------       ---------       ----------     -----------      ----------      ----------

        3,367,852      (8,896,255)        80,964        (204,802)         650,200        (991,845)        190,432          20,444
      -----------     -----------       --------       ---------       ----------     -----------      ----------      ----------

        2,899,606       4,990,738         40,242         119,176          387,480         163,203         978,323         496,710
         (384,245)       (390,238)       (21,233)        (17,683)         (59,135)        (49,704)        (75,906)        (41,387)
         (701,484)       (973,248)       (16,879)         (5,798)        (149,977)             --        (628,179)        (11,685)
          (44,607)        310,636         22,268          40,178           38,440          77,060         143,238          25,435
       (2,916,803)     (2,652,576)       (85,169)            260          222,444        (322,527)       (143,927)       (228,706)
          (11,259)        (32,456)            --              --           (9,819)         (5,403)         (6,132)             --
      -----------     -----------       --------       ---------       ----------     -----------      ----------      ----------
       (1,158,792)      1,252,856        (60,771)        136,133          429,433        (137,371)        267,417         240,367
      -----------     -----------       --------       ---------       ----------     -----------      ----------      ----------


              (22)            395             --              --              (23)             74              (1)             (1)
      -----------     -----------       --------       ---------       ----------     -----------      ----------      ----------
        2,209,038      (7,643,004)        20,193         (68,669)       1,079,610      (1,129,142)        457,848         260,810

       16,045,002      23,688,006        373,126         441,795        1,020,093       2,149,235       1,985,966       1,725,156
      -----------     -----------       --------       ---------       ----------     -----------      ----------      ----------
      $18,254,040     $16,045,002       $393,319       $ 373,126       $2,099,703     $ 1,020,093      $2,443,814      $1,985,966
      ===========     ===========       ========       =========       ==========     ===========      ==========      ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2009
and December 31, 2008



                                                     T. ROWE PRICE                         T. ROWE PRICE
                                                  NEW AMERICA GROWTH                     PERSONAL STRATEGY
                                                       PORTFOLIO                        BALANCED PORTFOLIO
                                          ----------------------------------    ----------------------------------
                                                2009               2008               2009               2008
                                          ------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss).......     $   (8,967)       $   (11,047)       $   345,359        $   316,174
     Net realized gain (loss) on
       investments......................       (602,445)           (54,738)        (2,445,252)          (437,328)
     Realized gain distribution
       received.........................             --            120,456                 --             80,023
     Change in unrealized appreciation
       (depreciation) on
       investments......................      1,419,265         (1,196,498)         7,540,237         (5,204,862)
                                             ----------        -----------        -----------        -----------
       Net increase (decrease) in net
          assets resulting from
          operations....................        807,853         (1,141,827)         5,440,344         (5,245,993)
                                             ----------        -----------        -----------        -----------
  Contributions and (withdrawals):
     Payments received from
       policyowners.....................        421,093            485,666            982,336          2,468,936
     Cost of insurance..................        (48,705)           (44,888)          (330,310)          (265,355)
     Policyowners' surrenders...........       (222,676)          (294,029)           (49,330)          (169,765)
     Net transfers from (to) Fixed
       Account..........................         42,651                145         (1,911,745)            69,494
     Transfers between Investment
       Divisions........................       (531,504)           (21,733)         4,609,897          6,110,667
     Policyowners' death benefits.......             --             (9,351)                --            (99,267)
                                             ----------        -----------        -----------        -----------
       Net contributions and
          (withdrawals).................       (339,141)           115,810          3,300,848          8,114,710
                                             ----------        -----------        -----------        -----------
     Increase (decrease) attributable to
       New York Life Insurance
       and Annuity Corporation charges
       retained by the Separate
       Account..........................             --                  4                 --                 --
                                             ----------        -----------        -----------        -----------
          Increase (decrease) in net
            assets......................        468,712         (1,026,013)         8,741,192          2,868,717
NET ASSETS:
     Beginning of year..................      1,886,245          2,912,258         16,427,199         13,558,482
                                             ----------        -----------        -----------        -----------
     End of year........................     $2,354,957        $ 1,886,245        $25,168,391        $16,427,199
                                             ==========        ===========        ===========        ===========




Not all Investment Divisions are available under all policies.
(a) For the period January 2008 (Commencement of Investments) through December 2008.
(b) For the period March 2008 (Commencement of Investments) through December
    2008.
(c) For the period May 2008 (Commencement of Investments) through December 2008.
(d) For the period July 2008 (Commencement of Investments) through December
    2008.
(e) For the period August 2008 (Commencement of Investments) through December 2008.
(f) For the period October 2008 (Commencement of Investments) through December 2008.
(g) For the period January 2009 (Commencement of Investments) through December 2009.
(h) For the period March 2009 (Commencement of Investments) through December
    2009.
(i) For the period June 2009 (Commencement of Investments) through December
    2009.
(j) For the period July 2009 (Commencement of Investments) through December
    2009.
(k) For the period November 2009 (Commencement of Investments) through December 2009.
(l) For the period December 2009 (Commencement of Investments).


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I








                                    VAN ECK
             VAN ECK               WORLDWIDE           VAN ECK WIT
            WORLDWIDE            MULTI-MANAGER          WORLDWIDE
           HARD ASSETS           ALTERNATIVES           BOND FUND
       -------------------   --------------------   -----------------
         2009      2008(D)      2009       2008       2009      2008
       --------------------------------------------------------------


       $   (114)  $    (74)  $     (70)  $ (1,107)  $    105   $    9
            868    (25,670)    (39,676)         6      2,030      (11)
             99         --      16,649      9,188         --       --

         19,009     (5,936)     39,491    (52,757)     3,598      233
       --------   --------   ---------   --------   --------   ------

         19,862    (31,680)     16,394    (44,670)     5,733      231
       --------   --------   ---------   --------   --------   ------

          1,314        222      50,795     31,324      8,010      416
         (1,728)      (882)     (1,904)    (2,483)    (4,513)    (139)
        (22,909)        --     (25,032)        --         --       --
         53,694     21,874          --      8,896    (15,726)   2,916
         85,848     26,392    (148,312)        --     42,805       --
             --         --          --     (3,820)        --       --
       --------   --------   ---------   --------   --------   ------
        116,219     47,606    (124,453)    33,917     30,576    3,193
       --------   --------   ---------   --------   --------   ------


             --         --          --         --         (1)      --
       --------   --------   ---------   --------   --------   ------
        136,081     15,926    (108,059)   (10,753)    36,308    3,424

         15,926         --     295,658    306,411      3,566      142
       --------   --------   ---------   --------   --------   ------
       $152,007   $ 15,926   $ 187,599   $295,658   $ 39,874   $3,566
       ========   ========   =========   ========   ========   ======


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I ("CSVUL Separate Account-I") was established on May 24, 1996, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. Investments into CSVUL Separate Account-I commenced on March 27, 1998. CSVUL Separate Account-I funds Corporate Sponsored Variable Universal Life policies (CSVUL) ("Series 1 policies"), CorpExec VUL II policies (CESVUL2) ("Series 2 policies"), CorpExec VUL III policies (CESVUL3) ("Series 3 policies"), CorpExec VUL IV policies (CESVUL4) ("Series 3 policies"), CorpExec VUL V policies (CESVUL5), and CorpExec VUL VI ("Series 3 policies"). The policies are designed for Group or Sponsored arrangements who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), which is a wholly-owned subsidiary of New York Life Insurance Company. CSVUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of CSVUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund, Inc., AIM Variable Insurance Funds, The Alger American Fund, AllianceBernstein Variable Products Series Fund, Inc., American Century Variable Portfolios, Inc., American Funds Insurance Series, the Calvert Variable Series, Inc., Davis Variable Account Fund, Inc., Delaware VIP Trust, Dreyfus Investment Portfolios, DWS Investments VIT Funds, DWS Variable Series I, DWS Variable Series II, Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Freedom Funds, Janus Aspen Series, Lazard Retirement Series, Inc., Lincoln Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust(SM), The Universal Institutional Funds, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Royce Capital Fund, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("NYLIM") is a wholly-owned subsidiary of NYLIM Holdings and provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, and Institutional Capital LLC, a wholly-owned subsidiary of NYLIM Holdings, to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc. Effective January 2, 2009, Madison Square Investors LLC ("MSI") was added as a subadviser. The firm was established in January 2009 as an independent investment adviser and previously operated as an investment management division of NYLIM. MSI is a wholly-owned subsidiary of NYLIM Holdings LLC.

     The following Investment Divisions, with their respective fund portfolios, are available in this Separate Account:

MainStay VP Bond
MainStay VP Cash Management
MainStay VP Common Stock
MainStay VP Convertible
MainStay VP Floating Rate
MainStay VP Government
MainStay VP Growth Equity(2)
MainStay VP High Yield Corporate Bond
MainStay VP ICAP Select Equity(3)
MainStay VP Income Builder(1)
MainStay VP International Equity
MainStay VP Large Cap Growth
MainStay VP Mid Cap Core(4)
MainStay VP S&P 500 Index
MainStay VP U.S. Small Cap(5, 6)
AIM V.I. Global Real Estate Fund--Series I Shares
AIM V.I. International Growth Fund--Series I Shares
AIM V.I. Mid-Cap Core Equity Fund--Series I Shares
Alger American Capital Appreciation Portfolio--Class O Shares
Alger American SmallCap Growth Portfolio--Class O Shares
Alger American SMid Cap Growth--Class O Shares(7)
AllianceBernstein VPS International Value Portfolio--Class A Shares AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares American Century(R) VP Value--Class II
American Funds Asset Allocation Fund--Class 2 Shares
American Funds Global Growth Fund--Class 1 Shares
American Funds Global Small Capitalization--Class 2 Shares
American Funds Growth Fund--Class 2 Shares
American Funds Growth-Income Fund--Class 2 Shares
American Funds International Fund--Class 2 Shares
CVS Calvert Social Balanced Portfolio
Davis Value Portfolio
Delaware VIP International Value Equity Series--Standard Class Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Developing Leaders--Initial Shares
DWS Dreman Small Mid Cap Value VIP--Class A Shares
DWS Global Opportunities VIP--Class A Shares
DWS Small Cap Index VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Freedom 2010 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2020 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2030 Portfolio--Initial Class
Fidelity(R) VIP Freedom 2040 Portfolio--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid-Cap--Initial Class

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Fidelity(R) VIP Money Market Portfolio--Initial Class Fidelity(R) VIP Overseas--Initial Class
Fidelity(R) VIP Value Leaders--Initial Class
Fidelity(R) VIP Value Strategies--Service Class 2
Janus Aspen Balanced Portfolio--Institutional Shares(8) Janus Aspen Enterprise Portfolio--Institutional Shares(9) Janus Aspen Forty Portfolio--Institutional Shares(10)
Janus Aspen Worldwide Portfolio--Institutional Shares(11) Lazard Retirement International Equity Portfolio
Lord Abbett Series Fund--Mid-Cap Value Portfolio
LVIP Baron Growth Opportunities Fund--Service Class Shares MFS(R) Global Total Return Portfolio--Initial Class
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Utilities Series--Initial Class
MFS(R) Values Series--Initial Class
Morgan Stanley UIF Emerging Markets Debt--Class I
Morgan Stanley UIF Emerging Markets Equity--Class I
Morgan Stanley UIF U.S. Mid-Cap Value--Class I
Morgan Stanley UIF U.S. Real Estate--Class I
Neuberger Berman AMT Partners Portfolio--Class I
Oppenheimer Capital Appreciation Fund/VA Non-Service Shares Oppenheimer Core Bond Fund/VA Non-Service Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
PIMCO U.S. Government--Administrative Class Shares
PIMCO VIT High Yield--Administrative Class Shares
PIMCO VIT Global Bond Portfolio--Administrative Class Shares Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price Index 500 Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
T. Rowe Price Personal Strategy Balanced Portfolio
Van Eck Worldwide Hard Assets
Van Eck Worldwide Multi-Manager Alternatives(12)
Van Eck WIT Worldwide Bond Fund

Not all Investment Divisions are available on all policies. No new investments may be added to the MainStay VP Common Stock Portfolio--Initial Class, MainStay VP Large Cap Growth, Alger American Capital Appreciation Portfolio--Class O Shares, Alger American SmallCap Growth Portfolios--Class O Shares, CVS Calvert Social Balanced Portfolio, Dreyfus VIF Developing Leaders--Initial Shares, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class and Oppenheimer Core Bond Fund/VA--Non Service Shares.

     All investments into the MainStay VP Series funds by CSVUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of CSVUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     At the close of the financial reporting period, there have been no investments in the following investment divisions: AIM V.I Mid-Cap Core Equity Fund-Series I Shares, Fidelity(R) VIP Freedom 2040 Portfolio-Initial Class, MFS(R) Global Total Return Portfolio-Initial Class and PIMCO VIT High Yield-Administrative Class Shares.

     Initial premium payments received are allocated to NYLIAC's General Account until 20 days (10 days in New York) after the policy delivery date. Thereafter, premium payments are allocated to the Investment Divisions of CSVUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of CSVUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of CSVUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

     Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis. Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in

--------------------------------------------------------------------------------


markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset. Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. Subsequent events were evaluated through February 17, 2010, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

-------

(1) Formerly MainStay VP Total Return--Initial Class.

(2) Formerly MainStay VP Capital Appreciation--Initial Class.

(3) On November 20, 2009, the MainStay VP Mid Cap Value--Initial Class portfolio merged with and into the Mainstay VP ICAP Select Equity--Initial Class portfolio.

(4) On November 20, 2009, the MainStay VP Mid Cap Growth--Initial Class portfolio merged with and into the Mainstay VP Mid Cap Core--Initial Class portfolio.

(5) On November 20, 2009, the MainStay VP Small Cap Growth--Initial Class portfolio merged with and into the Mainstay VP Developing Growth--Initial Class portfolio.

(6) Formerly MainStay VP Developing Growth--Initial Class.

(7) Formerly Alger American SmallCap and MidCap Growth--Class O Shares.

(8) Formerly Janus Aspen Series Balanced Portfolio--Institutional Shares.

(9) Formerly Janus Aspen Series Mid Cap Growth Portfolio--Institutional Shares.

(10) Formerly Janus Aspen Series Forty Portfolio--Institutional Shares.

(11) Formerly Janus Aspen Series Worldwide Growth Portfolio--Institutional
     Shares.

(12) Formerly Van Eck Worldwide Absolute Return--Initial Class Shares.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I







                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2009, the investments of CSVUL Separate Account-I are as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         COMMON          MAINSTAY VP
                              BOND--             CASH             STOCK--        CONVERTIBLE--
                           INITIAL CLASS      MANAGEMENT       INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          255            127,657             6,636              60

Identified cost........       $3,581           $127,664          $111,885            $578







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           MID CAP           MID CAP
                             GROWTH--           CORE--           GROWTH--           VALUE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......           6                 4,855                --               --

Identified cost........         $69           $    51,905      $         --       $       --



Investment activity for the year ended December 31, 2009, was as follows:





                                                                MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP         COMMON          MAINSTAY VP
                              BOND--             CASH             STOCK--        CONVERTIBLE--
                           INITIAL CLASS      MANAGEMENT       INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............     $     1,894      $     78,984         $11,430            $179

Proceeds from sales....             916           148,176           1,866             242







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                             LARGE CAP          MID CAP           MID CAP           MID CAP
                             GROWTH--           CORE--           GROWTH--           VALUE--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............         $--          $      8,723      $       4,540     $      2,151

Proceeds from sales....          25                11,765             10,234           52,744



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                              MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
         FLOATING         MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME         INTERNATIONAL
          RATE--         GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--         EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             84                184               230              1,940            18,185              37               4,471

           $742             $2,098            $5,154            $17,075          $229,466            $376             $62,013






                                                                                                     ALGER             ALGER
                                                               AIM V.I.          AIM V.I.          AMERICAN          AMERICAN
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       GLOBAL REAL      INTERNATIONAL        CAPITAL          SMALLCAP
          S&P 500          SMALL CAP        U.S. SMALL       ESTATE FUND--     GROWTH FUND--     APPRECIATION         GROWTH
          INDEX--          GROWTH--            CAP--           SERIES I          SERIES I         PORTFOLIO--       PORTFOLIO--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES        CLASS O SHARES    CLASS O SHARES
      --------------------------------------------------------------------------------------------------------------------------


            6,060              --                267               93                218               --                 33

         $155,734             $--             $1,898             $999             $6,053              $--             $1,025








                                                              MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP       HIGH YIELD        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
         FLOATING         MAINSTAY VP         GROWTH           CORPORATE        ICAP SELECT         INCOME         INTERNATIONAL
          RATE--         GOVERNMENT--        EQUITY--           BOND--           EQUITY--          BUILDER--         EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


           $299             $1,021            $  922            $5,720            $57,940           $  692            $6,386

             58                873             4,520             2,772              9,482            5,968             6,385






                                                                                                     ALGER             ALGER
                                                               AIM V.I.          AIM V.I.          AMERICAN          AMERICAN
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       GLOBAL REAL      INTERNATIONAL        CAPITAL          SMALLCAP
          S&P 500          SMALL CAP        U.S. SMALL       ESTATE FUND--     GROWTH FUND--     APPRECIATION         GROWTH
          INDEX--          GROWTH--            CAP--           SERIES I          SERIES I         PORTFOLIO--       PORTFOLIO--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES        CLASS O SHARES    CLASS O SHARES
      --------------------------------------------------------------------------------------------------------------------------


          $ 7,083           $  157            $1,901             $478             $1,386              $--              $ --

           13,839            2,812                 3              261                423               17               267

--------------------------------------------------------------------------------








                                             ALLIANCEBERN-     ALLIANCEBERN-
                                                 STEIN             STEIN
                               ALGER              VPS          VPS SMALL/MID
                             AMERICAN        INTERNATIONAL          CAP            AMERICAN
                             SMID CAP            VALUE             VALUE         CENTURY(R) VP
                             GROWTH--         PORTFOLIO--       PORTFOLIO--         VALUE--
                          CLASS O SHARES    CLASS A SHARES    CLASS A SHARES       CLASS II
                          --------------------------------------------------------------------


Number of shares.......           4                100               103               179

Identified cost........         $22             $1,151            $1,123            $1,037






                                             DELAWARE VIP
                                             INTERNATIONAL      DREYFUS IP        DREYFUS VIF
                                             VALUE EQUITY       TECHNOLOGY        DEVELOPING
                            DAVIS VALUE        SERIES--          GROWTH--          LEADERS--
                             PORTFOLIO      STANDARD CLASS    INITIAL SHARES    INITIAL SHARES
                          --------------------------------------------------------------------


Number of shares.......          126               --                93                 1

Identified cost........       $1,185              $ 3              $827               $21









                                             ALLIANCEBERN-     ALLIANCEBERN-
                                                 STEIN             STEIN
                               ALGER              VPS          VPS SMALL/MID
                             AMERICAN        INTERNATIONAL          CAP            AMERICAN
                             SMID CAP            VALUE             VALUE         CENTURY(R) VP
                             GROWTH--         PORTFOLIO--       PORTFOLIO--         VALUE--
                          CLASS O SHARES    CLASS A SHARES    CLASS A SHARES       CLASS II
                          --------------------------------------------------------------------


Purchases..............         $15              $766             $1,149             $353

Proceeds from sales....           1               388                155               67






                                             DELAWARE VIP
                                             INTERNATIONAL      DREYFUS IP        DREYFUS VIF
                                             VALUE EQUITY       TECHNOLOGY        DEVELOPING
                            DAVIS VALUE        SERIES--          GROWTH--          LEADERS--
                             PORTFOLIO      STANDARD CLASS    INITIAL SHARES    INITIAL SHARES
                          --------------------------------------------------------------------


Purchases..............        $565               $4               $145               $--

Proceeds from sales....         642                1                 54                 1



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








    AMERICAN FUNDS                  AMERICAN FUNDS
         ASSET      AMERICAN FUNDS   GLOBAL SMALL                 AMERICAN FUNDS  AMERICAN FUNDS     CVS CALVERT
      ALLOCATION     GLOBAL GROWTH    CAPITALIZA-  AMERICAN FUNDS  GROWTH-INCOME   INTERNATIONAL       SOCIAL
        FUND--          FUND--          TION--      GROWTH FUND--     FUND--          FUND--          BALANCED
    CLASS 2 SHARES  CLASS 1 SHARES  CLASS 2 SHARES CLASS 2 SHARES CLASS 2 SHARES  CLASS 2 SHARES      PORTFOLIO
    --------------------------------------------------------------------------------------------------------------


           70              --              25             145             7              506               8

         $912             $--            $329          $5,777          $162           $7,735             $16








                                                     FIDELITY(R)    FIDELITY(R)
      DWS DREMAN      DWS GLOBAL          DWS            VIP            VIP       FIDELITY(R) VIP  FIDELITY(R) VIP
     SMALL MID CAP   OPPORTUNITIES     SMALL CAP       CONTRA-        EQUITY-      FREEDOM 2010     FREEDOM 2020
      VALUE VIP--        VIP--        INDEX VIP--     FUND(R)--      INCOME--       PORTFOLIO--      PORTFOLIO--
    CLASS A SHARES  CLASS A SHARES  CLASS A SHARES  INITIAL CLASS  INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------


           97              --             1,463          1,162           252             124              539

         $901             $ 1           $14,936        $25,710        $4,328          $1,188           $5,072









    AMERICAN FUNDS                  AMERICAN FUNDS
         ASSET      AMERICAN FUNDS   GLOBAL SMALL                 AMERICAN FUNDS  AMERICAN FUNDS     CVS CALVERT
      ALLOCATION     GLOBAL GROWTH    CAPITALIZA-  AMERICAN FUNDS  GROWTH-INCOME   INTERNATIONAL       SOCIAL
        FUND--          FUND--          TION--      GROWTH FUND--     FUND--          FUND--          BALANCED
    CLASS 2 SHARES  CLASS 1 SHARES  CLASS 2 SHARES CLASS 2 SHARES CLASS 2 SHARES  CLASS 2 SHARES      PORTFOLIO
    --------------------------------------------------------------------------------------------------------------


         $846             $--            $302          $4,477          $165           $3,742             $--

           70              --             159             403            55            1,514              --








                                                     FIDELITY(R)    FIDELITY(R)
      DWS DREMAN      DWS GLOBAL          DWS            VIP            VIP       FIDELITY(R) VIP  FIDELITY(R) VIP
     SMALL MID CAP   OPPORTUNITIES     SMALL CAP       CONTRA-        EQUITY-      FREEDOM 2010     FREEDOM 2020
      VALUE VIP--        VIP--        INDEX VIP--     FUND(R)--      INCOME--       PORTFOLIO--      PORTFOLIO--
    CLASS A SHARES  CLASS A SHARES  CLASS A SHARES  INITIAL CLASS  INITIAL CLASS   INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------


         $507             $ 2           $5,649         $6,192         $1,383           $439            $2,258

          573              16            2,669          6,348          2,876            468             1,065

--------------------------------------------------------------------------------








                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                           FREEDOM 2030           VIP               VIP           INVESTMENT
                            PORTFOLIO--        GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          453               28                 280              744

Identified cost........       $3,934             $775             $38,461           $9,108






                            JANUS ASPEN       JANUS ASPEN         LAZARD          LORD ABBETT
                               FORTY           WORLDWIDE        RETIREMENT       SERIES FUND--
                            PORTFOLIO--       PORTFOLIO--      INTERNATIONAL        MID-CAP
                           INSTITUTIONAL     INSTITUTIONAL        EQUITY             VALUE
                              SHARES            SHARES           PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Number of shares.......          199                48               299               322

Identified cost........       $6,638            $1,218            $3,107            $3,730









                            FIDELITY(R)                                           FIDELITY(R)
                                VIP           FIDELITY(R)       FIDELITY(R)           VIP
                           FREEDOM 2030           VIP               VIP           INVESTMENT
                            PORTFOLIO--        GROWTH--         INDEX 500--      GRADE BOND--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $1,757            $  444            $7,982            $3,717

Proceeds from sales....          391             1,514             4,652             1,798






                            JANUS ASPEN       JANUS ASPEN         LAZARD          LORD ABBETT
                               FORTY           WORLDWIDE        RETIREMENT       SERIES FUND--
                            PORTFOLIO--       PORTFOLIO--      INTERNATIONAL        MID-CAP
                           INSTITUTIONAL     INSTITUTIONAL        EQUITY             VALUE
                              SHARES            SHARES           PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Purchases..............       $1,744             $714             $1,256            $2,299

Proceeds from sales....        2,606              219                445             3,497



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                                    FIDELITY(R)
                                                     FIDELITY(R)        VIP         JANUS ASPEN      JANUS ASPEN
      FIDELITY(R)   FIDELITY(R) VIP   FIDELITY(R)        VIP           VALUE         BALANCED        ENTERPRISE
          VIP        MONEY MARKET         VIP           VALUE      STRATEGIES--     PORTFOLIO--      PORTFOLIO--
       MID-CAP--      PORTFOLIO--     OVERSEAS--      LEADERS--    SERVICE CLASS   INSTITUTIONAL    INSTITUTIONAL
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS        2            SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


            812          8,628              606            2             23               614             231

        $20,566         $8,628          $11,183          $19           $169           $15,450          $7,352






      LVIP BARON                                                                                   MORGAN STANLEY
        GROWTH                          MFS(R)         MFS(R)         MFS(R)      MORGAN STANLEY    UIF EMERGING
     OPPORTUNITIES MFS(R) INVESTORS  NEW DISCOVERY    UTILITIES       VALUES       UIF EMERGING        MARKETS
     FUND--SERVICE  TRUST SERIES--     SERIES--       SERIES--       SERIES--     MARKETS DEBT--      EQUITY--
     CLASS SHARES    INITIAL CLASS   INITIAL CLASS  INITIAL CLASS  INITIAL CLASS      CLASS I          CLASS I
    --------------------------------------------------------------------------------------------------------------


           108              4              1               76            186             221              676
        $2,057            $80             $9           $1,900         $1,853          $1,618           $9,130









                                                                    FIDELITY(R)
                                                     FIDELITY(R)        VIP         JANUS ASPEN      JANUS ASPEN
      FIDELITY(R)   FIDELITY(R)VIP    FIDELITY(R)        VIP           VALUE         BALANCED        ENTERPRISE
          VIP        MONEY MARKET         VIP           VALUE      STRATEGIES--     PORTFOLIO--      PORTFOLIO--
       MID-CAP--      PORTFOLIO--     OVERSEAS--      LEADERS--    SERVICE CLASS   INSTITUTIONAL    INSTITUTIONAL
     INITIAL CLASS   INITIAL CLASS   INITIAL CLASS  INITIAL CLASS        2            SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------


        $6,460          $9,311          $2,245           $19           $ 88           $2,370           $1,209
         6,144             682           2,866            --            154            3,122            2,268






      LVIP BARON                                                                                   MORGAN STANLEY
        GROWTH                          MFS(R)         MFS(R)         MFS(R)      MORGAN STANLEY    UIF EMERGING
     OPPORTUNITIES MFS(R) INVESTORS  NEW DISCOVERY    UTILITIES       VALUES       UIF EMERGING        MARKETS
     FUND--SERVICE  TRUST SERIES--     SERIES--       SERIES--       SERIES--     MARKETS DEBT--      EQUITY--
     CLASS SHARES    INITIAL CLASS   INITIAL CLASS  INITIAL CLASS  INITIAL CLASS      CLASS I          CLASS I
    --------------------------------------------------------------------------------------------------------------


        $1,784            $ 2             $--           $596          $1,988          $1,001           $2,912

         1,903             76              --            254             161             543            1,451

--------------------------------------------------------------------------------






                                                                 NEUBERGER        OPPENHEIMER
                          MORGAN STANLEY                          BERMAN            CAPITAL
                             UIF U.S.       MORGAN STANLEY          AMT          APPRECIATION
                              MID-CAP        UIF U.S. REAL       PARTNERS           FUND/VA
                              VALUE--          ESTATE--         PORTFOLIO--       NON-SERVICE
                              CLASS I           CLASS I           CLASS I           SHARES
                          --------------------------------------------------------------------


Number of shares.......          14                843               62                 1

Identified cost........         $99             $8,304             $482               $30






                               ROYCE
                             SMALL-CAP       T. ROWE PRICE
                            PORTFOLIO--        BLUE CHIP       T. ROWE PRICE     T. ROWE PRICE
                            INVESTMENT          GROWTH         EQUITY INCOME       INDEX 500
                               CLASS           PORTFOLIO         PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Number of shares.......          825               898              1,034              46

Identified cost........       $6,016            $8,516            $19,457            $449







                                                                 NEUBERGER        OPPENHEIMER
                          MORGAN STANLEY                          BERMAN            CAPITAL
                             UIF U.S.       MORGAN STANLEY          AMT          APPRECIATION
                              MID-CAP        UIF U.S. REAL       PARTNERS           FUND/VA
                              VALUE--          ESTATE--         PORTFOLIO--       NON-SERVICE
                              CLASS I           CLASS I           CLASS I           SHARES
                          --------------------------------------------------------------------


Purchases..............        $125             $2,536             $303               $29

Proceeds from sales....          38              3,382              143                 1






                               ROYCE
                             SMALL-CAP       T. ROWE PRICE
                            PORTFOLIO--        BLUE CHIP       T. ROWE PRICE     T. ROWE PRICE
                            INVESTMENT          GROWTH         EQUITY INCOME       INDEX 500
                               CLASS           PORTFOLIO         PORTFOLIO         PORTFOLIO
                          --------------------------------------------------------------------


Purchases..............       $1,628            $2,290            $5,585             $ 63

Proceeds from sales....        1,571             2,303             6,523              118



Not all Investment Divisions are available under all policies.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                                       PIMCO
      OPPENHEIMER        PIMCO                                         PIMCO            VIT             ROYCE
       CORE BOND          LOW            PIMCO          PIMCO          U.S.         GLOBAL BOND       MICRO-CAP
        FUND/VA       DURATION--     REAL RETURN-- TOTAL RETURN--  GOVERNMENT--     PORTFOLIO--      PORTFOLIO--
      NON-SERVICE   ADMINISTRATIVE  ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE  ADMINISTRATIVE     INVESTMENT
        SHARES       CLASS SHARES    CLASS SHARES   CLASS SHARES   CLASS SHARES    CLASS SHARES         CLASS
    --------------------------------------------------------------------------------------------------------------


           --              187              888          3,606           10               7               240

          $ 1           $1,874          $10,831        $37,775         $117             $86            $1,763







                                                    T. ROWE PRICE
     T. ROWE PRICE                   T. ROWE PRICE    PERSONAL        VAN ECK         VAN ECK
     INTERNATIONAL   T. ROWE PRICE    NEW AMERICA     STRATEGY       WORLDWIDE       WORLDWIDE       VAN ECK WIT
         STOCK       LIMITED-TERM       GROWTH        BALANCED         HARD        MULTI-MANAGER   WORLDWIDE BOND
       PORTFOLIO    BOND PORTFOLIO     PORTFOLIO      PORTFOLIO       ASSETS       ALTERNATIVES         FUND
    --------------------------------------------------------------------------------------------------------------


           171             483             123           1,532            5              19                3

        $2,304          $2,402          $2,178         $23,713         $139            $191              $36







                                                                                       PIMCO
      OPPENHEIMER        PIMCO                                         PIMCO            VIT             ROYCE
       CORE BOND          LOW            PIMCO          PIMCO          U.S.         GLOBAL BOND       MICRO-CAP
        FUND/VA       DURATION--     REAL RETURN-- TOTAL RETURN--  GOVERNMENT--     PORTFOLIO--      PORTFOLIO--
      NON-SERVICE   ADMINISTRATIVE  ADMINISTRATIVE ADMINISTRATIVE ADMINISTRATIVE  ADMINISTRATIVE     INVESTMENT
        SHARES       CLASS SHARES    CLASS SHARES   CLASS SHARES   CLASS SHARES    CLASS SHARES         CLASS
    --------------------------------------------------------------------------------------------------------------


          $--            $655           $5,997         $15,324          $70             $86            $  692

           --             147            1,231           7,655           46              --             1,016







                                                    T. ROWE PRICE
     T. ROWE PRICE                   T. ROWE PRICE    PERSONAL        VAN ECK         VAN ECK
     INTERNATIONAL   T. ROWE PRICE    NEW AMERICA     STRATEGY       WORLDWIDE       WORLDWIDE       VAN ECK WIT
         STOCK       LIMITED-TERM       GROWTH        BALANCED         HARD        MULTI-MANAGER   WORLDWIDE BOND
       PORTFOLIO    BOND PORTFOLIO     PORTFOLIO      PORTFOLIO       ASSETS       ALTERNATIVES         FUND
    --------------------------------------------------------------------------------------------------------------


         $696           $2,749          $  747         $7,905          $142            $ 89              $51

          229            2,405           1,094          4,265            26             201               20

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

NYLIAC deducts certain charges from all premiums received for CSVUL, CESVUL2, CESVUL3, CESVUL4, CESVUL5 and CESVUL6 policies. On CSVUL policies, a sales expense charge of 2.25% is deducted to compensate NYLIAC for expenses associated with selling the policies. This charge may increase in the future, but will never exceed 4.5%. A state premium tax charge of 2% is deducted. This charge may increase consistent with changes in the applicable tax law. A federal tax charge of 1.25% is also deducted, this charge may also increase consistent with changes in the applicable tax law.

     On CESVUL2 policies, we deduct 2% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 13.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.25% from any additional premiums paid in that Policy Year. (2) During Policy Years two through seven, we currently expect to deduct a sales expense charge of 9.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.75% from any additional premiums paid in that Policy Year. (3) During Policy Years eight through ten, we currently expect to deduct a sales expense charge of 2.75% from any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. (4) Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium for a given Policy Year. Once the Target Premium for that Policy Year has been reached, we currently expect to deduct a sales expense charge of 0.25% from any additional premiums paid in that Policy Year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CESVUL3 and CESVUL4 policies, we deduct 2.00% from each premium paid for state tax charges, 1.25% from any premium paid for federal tax charges up to the Target Premium and 1.75% and 1.25%, respectively, for premiums in excess of the Target Premium and a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 10.75% from any premium paid up to the Target Premium. (2) During Policy Years two through five, we currently expect to deduct a sales expense of 5.75% from any premiums paid up to the Target Premium. During Policy Years six and seven, we currently expect to deduct a sales expense charge of 4.75% from any premiums paid up to the Target Premium. During Policy Years after year seven, we currently expect to deduct a sales expense charge of 1.75% from any premiums paid up to the Target Premium. We currently do not charge a sales expense charge on premiums in excess of the Target Premium in any year. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CESVUL5 policies, we deduct 2.00% and 1.25% from each premium paid in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 1.00% plus state and federal charges from any additional premiums paid in this Policy Year.
(2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CESVUL6 policies, we deduct 2.00% and 1.25% from each premium paid in years one through seven and 1.50% and 1.00% in years eight and beyond for state tax charges and federal tax charges, respectively. Also deducted is a sales expense charge to partially cover sales expenses as follows: (1) During the first Policy Year, we currently deduct a sales expense charge of 14.00% from any premium paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we currently deduct a sales expense charge of 2.00% plus state and federal charges from any additional premiums paid in this Policy Year.
(2) During Policy Years two through five, we currently expect to deduct a sales expense charge of 10.00% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge. (3) During Policy Years six and

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------


seven, we currently expect to deduct a sales expense charge of 1.75% from any premium paid up to the Target Premium. Once the Target Premium for a Policy Year has been reached, we currently do not expect to deduct a sales expense charge.
(4) During Policy Years eight and beyond, we currently do not expect to deduct a sales expense charge from any premium paid. The Target Premium, as shown in the policy, is determined from the Face Amount of the policy. Any change to the policy which results in a change to the Face Amount, will change the Target Premium.

     On CSVUL, CESVUL2, CESVUL3, CESVUL4 and CESVUL6 policies, NYLIAC deducts a monthly contract charge of $7.50, for CSVUL, $5.00 for CESVUL2 and $0 in year one and $5.00 in years two and beyond for all others, to compensate for costs incurred in providing administrative services including: premium collection, record-keeping and claims processing. On CSVUL3, CSVUL4 and CESVUL6 policies, the monthly contract charge is deducted in policy years two and subsequent. A monthly cost of insurance charge is also deducted based on rates set forth in each policy. Charges for optional benefits added by rider are also deducted monthly. These charges are recorded as cost of insurance in the accompanying statement of changes in net assets.

     On CSVUL policies, NYLIAC also assesses a surrender charge on complete surrenders or requested changes in base face amount for the first nine years of the policy. This charge is based on the policy year in which the surrender or decrease in base face amount is made and will be deducted proportionately by investment division from the policy's cash value. This charge ranges from a maximum of 32.5% of the surrender charge premium in policy years 1-5 and declines each year thereafter to a minimum of 6.5% in year nine. Surrender charges are paid to NYLIAC. This charge is included with surrenders on the accompanying statement of changes in net assets.

     On CSVUL and CESVUL2 policies, CSVUL Separate Account-I is charged for mortality and expense risks assumed by NYLIAC. For CSVUL policies, these charges are made daily at an annual rate of .70% of the daily variable accumulation value of each Investment Division for policy years one through ten. For policy years eleven and later, it is expected that these charges will be reduced to an annual rate of .30% of the daily variable accumulation value of each Investment Division. For CESVUL2 policies, in all years, it is expected that the charge will be an annual rate of .25% of the average daily variable accumulation value of each Investment Division's assets. NYLIAC may increase these charges in the future up to a maximum annual rate of .90%. For CESVUL3 and CESVUL4, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy year one, the mortality and expense charge deducted is .25%. In Policy Years two through twenty-five, the mortality and expense charge deducted is .45%. In Policy Years twenty-six and subsequent, the mortality and expense charge deducted is reduced to .25%. For CESVUL5, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In policy years one through ten, the mortality and expense risk charge deducted is .50%. In Policy Years eleven and beyond, the mortality and expense risk charge deducted is reduced to 0.25%. For CESVUL6, NYLIAC deducts a mortality and expense risk charge from the cash value. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. In Policy Year one, the mortality and expense charge deducted is .25%. In Policy Years two through ten, the mortality and expense charge deducted is .45%. In Policy Years ten and thereafter, the mortality and expense charge deducted is reduced to .25%. These charges were in effect for each of the five periods presented in the Financial Highlights section. The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the policyowners. These charges are disclosed in the accompanying statement of operations.

--------------------------------------------------------------------------------
NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

CSVUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in accumulation units for the years ended December 31, 2009 and December 31, 2008 were as follows:





                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                               BOND--                 CASH             COMMON STOCK--
                            INITIAL CLASS          MANAGEMENT           INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2009       2008       2009       2008       2009       2008
                         --------------------------------------------------------------

SERIES I POLICIES
Units issued...........     --         --        1,623      5,243        67        44
Units redeemed.........     --         --      (12,041)      (186)      (12)       (8)
                           ---         --      -------    -------     -----       ---
  Net increase
     (decrease)........     --         --      (10,418)     5,057        55        36
                           ===         ==      =======    =======     =====       ===

SERIES II POLICIES
Units issued...........     --         --          595        330         2         2
Units redeemed.........     --         --         (392)      (288)      (41)      (61)
                           ---         --      -------    -------     -----       ---
  Net increase
     (decrease)........     --         --          203         42       (39)      (59)
                           ===         ==      =======    =======     =====       ===

SERIES III POLICIES
Units issued...........     77         73       27,021     55,419     1,101        19
Units redeemed.........    (13)        (5)     (74,969)   (10,375)      (50)      (34)
                           ---         --      -------    -------     -----       ---
  Net increase
     (decrease)........     64         68      (47,948)    45,044     1,051       (15)
                           ===         ==      =======    =======     =====       ===







                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                             HIGH YIELD            ICAP SELECT             INCOME
                          CORPORATE BOND--          EQUITY--              BUILDER--
                            INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                         ------------------    ------------------    ------------------
                           2009       2008       2009       2008       2009       2008
                         --------------------------------------------------------------

SERIES I POLICIES
Units issued...........     --           1        119        171         --         --
Units redeemed.........     (3)         (3)        (6)       (20)      (630)      (422)
                           ---        ----      -----      -----       ----       ----
  Net increase
     (decrease)........     (3)         (2)       113        151       (630)      (422)
                           ===        ====      =====      =====       ====       ====

SERIES II POLICIES
Units issued...........      3          --      3,908      9,675         --         --
Units redeemed.........     (1)         (7)       (68)       (55)        --         --
                           ---        ----      -----      -----       ----       ----
  Net increase
     (decrease)........      2          (7)     3,840      9,620         --         --
                           ===        ====      =====      =====       ====       ====

SERIES III POLICIES
Units issued...........    188         139          8      1,613         --         --
Units redeemed.........    (34)       (200)      (593)        (6)        --         --
                           ---        ----      -----      -----       ----       ----
  Net increase
     (decrease)........    154         (61)      (585)     1,607         --         --
                           ===        ====      =====      =====       ====       ====




Not all Investment Divisions are available under all policies.
(a) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(b) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(c) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(d) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(e) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(f) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(g) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(h) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(j) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(k) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(l) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(m) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(n) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(o) For Series III policies, represents the period December 2009 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          MAINSTAY VP            MAINSTAY VP           MAINSTAY VP            MAINSTAY VP
         CONVERTIBLE--         FLOATING RATE--         GOVERNMENT--         GROWTH EQUITY--
         INITIAL CLASS          INITIAL CLASS         INITIAL CLASS          INITIAL CLASS
      -------------------    ------------------    -------------------    ------------------
        2009        2008       2009       2008       2009        2008       2009       2008
      --------------------------------------------------------------------------------------


            --       --           --       --            --       --          --         104
            --       --           --       --            --       (2)       (120)         (8)
           ---       --           --      ---           ---       --        ----        ----
            --       --           --       --            --       (2)       (120)         96
           ===       ==           ==      ===           ===       ==        ====        ====


             1        2           --       --            --       --          --          --
            --       --           --       (8)           --       --          --          --
           ---       --           --      ---           ---       --        ----        ----
             1        2           --       (8)           --       --          --          --
           ===       ==           ==      ===           ===       ==        ====        ====


            13        8           26       21            24       45           1           1
           (23)      --           (4)     (15)          (18)      (3)       (327)       (681)
           ---       --           --      ---           ---       --        ----        ----
           (10)       8           22        6             6       42        (326)       (680)
           ===       ==           ==      ===           ===       ==        ====        ====







           MAINSTAY VP
          INTERNATIONAL           MAINSTAY VP            MAINSTAY VP             MAINSTAY VP
            EQUITY--          LARGE CAP GROWTH--       MID CAP CORE--         MID CAP GROWTH--
          INITIAL CLASS          INITIAL CLASS          INITIAL CLASS           INITIAL CLASS
      --------------------    ------------------    --------------------    --------------------
         2009        2008       2009       2008        2009        2008       2009        2008
      ------------------------------------------------------------------------------------------

             --         2          --       --             --       --          --            --
           (100)     (164)         (1)      (1)            --       --          --            --
           ----      ----          --       --           ----      ---        ----          ----
           (100)     (162)         (1)      (1)            --       --          --            --
           ====      ====          ==       ==           ====      ===        ====          ====


              2         4          --       --             --       --          --            --
            (22)      (19)         --       --            (14)     (19)         --           (16)
           ----      ----          --       --           ----      ---        ----          ----
            (20)      (15)         --       --            (14)     (19)         --           (16)
           ====      ====          ==       ==           ====      ===        ====          ====


             47       143          --       --             11       20          27            43
           (186)     (265)         (2)      --           (675)     (85)       (421)         (279)
           ----      ----          --       --           ----      ---        ----          ----
           (139)     (122)         (2)      --           (664)     (65)       (394)         (236)
           ====      ====          ==       ==           ====      ===        ====          ====


--------------------------------------------------------------------------------







                                                                            MAINSTAY VP
                               MAINSTAY VP             MAINSTAY VP           SMALL CAP
                             MID CAP VALUE--         S&P 500 INDEX--          GROWTH--
                              INITIAL CLASS           INITIAL CLASS        INITIAL CLASS
                          --------------------    --------------------    ---------------
                            2009        2008        2009        2008      2009      2008
                          ---------------------------------------------------------------

SERIES I POLICIES
Units issued...........        --         --           2          51        --       --
Units redeemed.........        --         --        (510)       (501)       --       --
                           ------        ---        ----        ----      ----      ---
  Net increase
     (decrease)........        --         --        (508)       (450)       --       --
                           ======        ===        ====        ====      ====      ===

SERIES II POLICIES
Units issued...........        --         --           2           2        --       --
Units redeemed.........    (4,727)       (42)        (17)         --        --       --
                           ------        ---        ----        ----      ----      ---
  Net increase
     (decrease)........    (4,727)       (42)        (15)          2        --       --
                           ======        ===        ====        ====      ====      ===

SERIES III POLICIES
Units issued...........        10         17          91         938         7        2
Units redeemed.........       (66)        (1)       (637)        (29)     (351)     (62)
                           ------        ---        ----        ----      ----      ---
  Net increase
     (decrease)........       (56)        16        (546)        909      (344)     (60)
                           ======        ===        ====        ====      ====      ===






                             ALGER AMERICAN          ALGER AMERICAN
                          CAPITAL APPRECIATION       SMALLCAP GROWTH         ALGER AMERICAN
                               PORTFOLIO--             PORTFOLIO--         SMID CAP GROWTH--
                             CLASS O SHARES          CLASS O SHARES          CLASS O SHARES
                          --------------------    --------------------     -----------------
                            2009        2008        2009        2008        2009      2008(A)
                          -------------------------------------------------------------------


SERIES I POLICIES
Units issued...........      --          --           --          --            --       --
Units redeemed.........      --          --           --          (2)           --       --
                             --          --          ---         ---            --       --
  Net increase
     (decrease)........      --          --           --          (2)           --       --
                             ==          ==          ===         ===            ==       ==

SERIES II POLICIES
Units issued...........      --          --           --          --            --       --
Units redeemed.........      --          --           --          --            --       --
                             --          --          ---         ---            --       --
  Net increase
     (decrease)........      --          --           --          --            --       --
                             ==          ==          ===         ===            ==       ==

SERIES III POLICIES
Units issued...........      --          --           --          --             2        1
Units redeemed.........      (1)         (2)         (24)        (43)           --       --
                             --          --          ---         ---            --       --
  Net increase
     (decrease)........      (1)         (2)         (24)        (43)            2        1
                             ==          ==          ===         ===            ==       ==




Not all Investment Divisions are available under all policies.
(a) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(b) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(c) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(d) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(e) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(f) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(g) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(h) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(j) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(k) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(l) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(m) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(n) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(o) For Series III policies, represents the period December 2009 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                          AIM V.I.                            AIM V.I.
         MAINSTAY VP                 MAINSTAY VP                         GLOBAL REAL                        INTERNATIONAL
      U.S. SMALL CAP--                 VALUE--                          ESTATE FUND--                       GROWTH FUND--
        INITIAL CLASS               INITIAL CLASS                      SERIES I SHARES                     SERIES I SHARES
      ----------------    --------------------------------    --------------------------------    --------------------------------
           2009(N)             2009              2008              2009              2008              2009              2008
      ----------------------------------------------------------------------------------------------------------------------------





              --                --                  --              --                 --                --                --
              --                --                (331)             --                 --                --                --
             ---                --              ------              --                ---               ---               ---
              --                --                (331)             --                 --                --                --
             ===                ==              ======              ==                ===               ===               ===


              --                --                  --               2                 10                --                --
              --                --              (8,610)             --                 --                --                --
             ---                --              ------              --                ---               ---               ---
              --                --              (8,610)              2                 10                --                --
             ===                ==              ======              ==                ===               ===               ===


             190                --                   1              23                 27               114               103
              --                --              (1,031)             (4)               (28)              (12)              (22)
             ---                --              ------              --                ---               ---               ---
             190                --              (1,030)             19                 (1)              102                81
             ===                ==              ======              ==                ===               ===               ===






       ALLIANCEBERNSTEIN
              VPS             ALLIANCEBERNSTEIN          AMERICAN           AMERICAN FUNDS
         INTERNATIONAL         VPS SMALL/MIDCAP         CENTURY(R)         ASSET ALLOCATION
       VALUE PORTFOLIO--      VALUE PORTFOLIO--         VP VALUE--              FUND--
         CLASS A SHARES         CLASS A SHARES           CLASS II           CLASS 2 SHARES
      -------------------    -------------------    ------------------    ------------------
        2009        2008       2009      2008(B)      2009       2008       2009       2008
      --------------------------------------------------------------------------------------



            --       --            --       --           --       --           --         --

            --       --            --       --           --       --           --         --
           ---      ---           ---       --           --      ---           --        ---
            --       --            --       --           --       --           --         --
           ===      ===           ===       ==           ==      ===           ==        ===


            --       --            --       --            7        5           --         --
            --       --            --       --           (2)      (1)          --         --
           ---      ---           ---       --           --      ---           --        ---
            --       --            --       --            5        4           --         --
           ===      ===           ===       ==           ==      ===           ==        ===


            80      117           136       17           27       13           96         18
           (12)      (4)          (10)      --           (3)     (62)          (3)       (18)
           ---      ---           ---       --           --      ---           --        ---
            68      113           126       17           24      (49)          93         --
           ===      ===           ===       ==           ==      ===           ==        ===


--------------------------------------------------------------------------------







                                                      AMERICAN FUNDS
                             AMERICAN FUNDS            GLOBAL SMALL          AMERICAN FUNDS
                          GLOBAL GROWTH FUND--       CAPITALIZATION--         GROWTH FUND--
                             CLASS 1 SHARES           CLASS 2 SHARES         CLASS 2 SHARES
                          --------------------    ---------------------    ------------------
                                 2009(O)            2009       2008(D)       2009     2008(D)
                          -------------------------------------------------------------------

SERIES I POLICIES
Units issued...........               --                --           --       --         --
Units redeemed.........               --                --           --       --         --
                                      --                --          ---      ---         --
  Net increase
     (decrease)........               --                --           --       --         --
                                      ==                ==          ===      ===         ==

SERIES II POLICIES
Units issued...........               --                --            9       --         18
Units redeemed.........               --                (3)          --      (17)        (1)
                                      --                --          ---      ---         --
  Net increase
     (decrease)........               --                (3)           9      (17)        17
                                      ==                ==          ===      ===         ==

SERIES III POLICIES
Units issued...........               --                27           17      604         59
Units redeemed.........               --                (4)         (34)     (12)        (5)
                                      --                --          ---      ---         --
  Net increase
     (decrease)........               --                23          (17)     592         54
                                      ==                ==          ===      ===         ==






                              DELAWARE VIP            DREYFUS IP            DREYFUS VIF
                          INTERNATIONAL VALUE         TECHNOLOGY             DEVELOPING
                            EQUITY SERIES--            GROWTH--              LEADERS--
                             STANDARD CLASS         INITIAL SHARES         INITIAL SHARES
                          -------------------    -------------------    -------------------
                            2009        2008       2009        2008       2009        2008
                          -----------------------------------------------------------------

SERIES I POLICIES
Units issued...........         --       --            --       --            --       --
Units redeemed.........         --       --            --       --            --       --
                                --      ---            --       --            --       --
  Net increase
     (decrease)........         --       --            --       --            --       --
                                ==      ===            ==       ==            ==       ==

SERIES II POLICIES
Units issued...........         --       --            --       --            --       --
Units redeemed.........         --       --            --       --            --       --
                                --      ---            --       --            --       --
  Net increase
     (decrease)........         --       --            --       --            --       --
                                ==      ===            ==       ==            ==       ==

SERIES III POLICIES
Units issued...........          1        6            12       20            --       --
Units redeemed.........         --      (44)           (4)      (1)           --       --
                                --      ---            --       --            --       --
  Net increase
     (decrease)........          1      (38)            8       19            --       --
                                ==      ===            ==       ==            ==       ==




Not all Investment Divisions are available under all policies.
(a) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(b) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(c) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(d) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(e) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(f) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(g) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(h) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(j) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(k) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(l) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(m) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(n) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(o) For Series III policies, represents the period December 2009 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







        AMERICAN FUNDS         AMERICAN FUNDS
         GROWTH-INCOME         INTERNATIONAL           CVS CALVERT
            FUND--                 FUND--            SOCIAL BALANCED         DAVIS VALUE
        CLASS 2 SHARES         CLASS 2 SHARES           PORTFOLIO             PORTFOLIO
      ------------------    -------------------    ------------------    -------------------
        2009       2008       2009        2008       2009       2008       2009        2008
      --------------------------------------------------------------------------------------


           --       --            --       --           --       --            --         --
           --       --            --       --           --       --            --         --
           --       --           ---      ---           --       --           ---        ---
           --       --            --       --           --       --            --         --
           ==       ==           ===      ===           ==       ==           ===        ===


           --       --            --       --           --       --            --         --
           --       --            --       --           --       --            --        (14)
           --       --           ---      ---           --       --           ---        ---
           --       --            --       --           --       --            --        (14)
           ==       ==           ===      ===           ==       ==           ===        ===


           23        5           314      495           --       --            33         77
           (5)      --           (27)     (41)          --       --           (38)       (76)
           --       --           ---      ---           --       --           ---        ---
           18        5           287      454           --       --            (5)         1
           ==       ==           ===      ===           ==       ==           ===        ===






           DWS DREMAN            DWS GLOBAL                DWS
         SMALL MID CAP          OPPORTUNITIES           SMALL CAP            FIDELITY(R) VIP
          VALUE VIP--               VIP--              INDEX VIP--           CONTRAFUND(R)--
         CLASS A SHARES        CLASS A SHARES         CLASS A SHARES          INITIAL CLASS
      -------------------    ------------------    -------------------    --------------------
        2009        2008       2009     2008(C)      2009        2008        2009        2008
      ----------------------------------------------------------------------------------------



            --       --           --       --            --       --             --       --
            --       --           --       --            --       --             (1)      (4)
           ---       --           --       --           ---      ---           ----      ---
            --       --           --       --            --       --             (1)      (4)
           ===       ==           ==       ==           ===      ===           ====      ===


            --       --           --       --            --       --              2        6
            --       --           --       --            (8)      --            (25)      (7)
           ---       --           --       --           ---      ---           ----      ---
            --       --           --       --            (8)      --            (23)      (1)
           ===       ==           ==       ==           ===      ===           ====      ===


             9       11           --        2           287       97            263      658
           (27)      (3)          (2)      --           (65)     (89)          (261)     (82)
           ---       --           --       --           ---      ---           ----      ---
           (18)       8           (2)       2           222        8              2      576
           ===       ==           ==       ==           ===      ===           ====      ===


--------------------------------------------------------------------------------







                                                   FIDELITY(R) VIP         FIDELITY(R) VIP
                            FIDELITY(R) VIP         FREEDOM 2010            FREEDOM 2020
                            EQUITY-INCOME--          PORTFOLIO--             PORTFOLIO--
                             INITIAL CLASS          INITIAL CLASS           INITIAL CLASS
                          ------------------    --------------------    --------------------
                            2009       2008        2009        2008       2009        2008
                          ------------------------------------------------------------------


SERIES I POLICIES
Units issued...........       --         --            --       --          --          --
Units redeemed.........       --         (4)           --       --          --          --
                            ----       ----           ---       --         ---         ---
  Net increase
     (decrease)........       --         (4)           --       --          --          --
                            ====       ====           ===       ==         ===         ===

SERIES II POLICIES
Units issued...........       --         --            --       --          --          --
Units redeemed.........       --         --            --       (3)         --          --
                            ----       ----           ---       --         ---         ---
  Net increase
     (decrease)........       --         --            --       (3)         --          --
                            ====       ====           ===       ==         ===         ===

SERIES III POLICIES
Units issued...........       77         87            20       92         122         310
Units redeemed.........     (243)      (175)          (29)      (3)        (21)         (9)
                            ----       ----           ---       --         ---         ---
  Net increase
     (decrease)........     (166)       (88)           (9)      89         101         301
                            ====       ====           ===       ==         ===         ===







                                                FIDELITY(R) VIP
                            FIDELITY(R) VIP       MONEY MARKET        FIDELITY(R) VIP
                               MID-CAP--          PORTFOLIO--           OVERSEAS--
                             INITIAL CLASS       INITIAL CLASS         INITIAL CLASS
                          ------------------    ---------------    --------------------
                            2009       2008         2009(M)          2009        2008
                          -------------------------------------------------------------

SERIES I POLICIES
Units issued...........       --         --            --              --            --
Units redeemed.........       --         --            --              --            --
                            ----       ----           ---            ----           ---
  Net increase
     (decrease)........       --         --            --              --            --
                            ====       ====           ===            ====           ===

SERIES II POLICIES
Units issued...........        5          3            --              --             8
Units redeemed.........       (4)       (20)           --             (13)           (1)
                            ----       ----           ---            ----           ---
  Net increase
     (decrease)........        1        (17)           --             (13)            7
                            ====       ====           ===            ====           ===

SERIES III POLICIES
Units issued...........      208        208           890              58           122
Units redeemed.........     (168)      (166)          (28)           (141)          (81)
                            ----       ----           ---            ----           ---
  Net increase
     (decrease)........       40         42           862             (83)           41
                            ====       ====           ===            ====           ===




Not all Investment Divisions are available under all policies.
(a) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(b) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(c) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(d) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(e) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(f) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(g) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(h) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(j) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(k) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(l) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(m) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(n) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(o) For Series III policies, represents the period December 2009 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







         FIDELITY(R) VIP                                                         FIDELITY(R) VIP
          FREEDOM 2030           FIDELITY(R) VIP         FIDELITY(R) VIP           INVESTMENT
           PORTFOLIO--              GROWTH--               INDEX 500--            GRADE BOND--
          INITIAL CLASS           INITIAL CLASS           INITIAL CLASS           INITIAL CLASS
      --------------------    --------------------    --------------------    --------------------
        2009        2008        2009        2008        2009        2008         2009        2008
      --------------------------------------------------------------------------------------------



          --          --          --          --          --          --             --       --
          --          --          --          --          --          --             --       --
         ---         ---        ----         ---        ----        ----            ---      ---
          --          --          --          --          --        ----             --       --
         ===         ===        ====         ===        ====        ====            ===      ===


          --          --          --           1          --           3             --       18
          --          --          --         (11)        (12)         --            (62)     (20)
         ---         ---        ----         ---        ----        ----            ---      ---
          --          --          --         (10)        (12)          3            (62)      (2)
         ===         ===        ====         ===        ====        ====            ===      ===


         173         201          43          27         434         571            208      111
         (11)         (7)       (193)        (65)       (209)       (146)           (45)     (47)
         ---         ---        ----         ---        ----        ----            ---      ---
         162         194        (150)        (38)        225         425            163       64
         ===         ===        ====         ===        ====        ====            ===      ===






                                                           JANUS ASPEN             JANUS ASPEN
                                                            BALANCED               ENTERPRISE
         FIDELITY(R) VIP         FIDELITY(R) VIP           PORTFOLIO--             PORTFOLIO--
         VALUE LEADERS--       VALUE STRATEGIES--         INSTITUTIONAL           INSTITUTIONAL
          INITIAL CLASS          SERVICE CLASS 2             SHARES                  SHARES
      --------------------    --------------------    --------------------    --------------------
        2009       2008(H)      2009        2008        2009        2008        2009        2008
      --------------------------------------------------------------------------------------------


         --          --           --         --           --          --          --          --
         --          --           --         --          (30)        (17)         --          --
         --          --          ---         --         ----         ---        ----         ---
         --          --           --         --          (30)        (17)         --          --
         ==          ==          ===         ==         ====         ===        ====         ===


         --          --           --         --            8          12          --          --
         --          --           --         --          (41)         (3)         --          --
         --          --          ---         --         ----         ---        ----         ---
         --          --           --         --          (33)          9          --          --
         ==          ==          ===         ==         ====         ===        ====         ===


          2          --            3          5           68          73          69         146
         --          --          (13)        (8)        (122)        (13)       (155)        (18)
         --          --          ---         --         ----         ---        ----         ---
          2          --          (10)        (3)         (54)         60         (86)        128
         ==          ==          ===         ==         ====         ===        ====         ===


--------------------------------------------------------------------------------






                                                         JANUS ASPEN
                                JANUS ASPEN               WORLDWIDE                LAZARD
                             FORTY PORTFOLIO--           PORTFOLIO--             RETIREMENT
                               INSTITUTIONAL            INSTITUTIONAL           INTERNATIONAL
                                  SHARES                   SHARES             EQUITY PORTFOLIO
                          ----------------------    --------------------    --------------------
                              2009         2008        2009        2008        2009        2008
                          ----------------------------------------------------------------------

SERIES I POLICIES
Units issued...........            --       --              1        4             --       --
Units redeemed.........            --       --             (5)      (4)            --       --
                                 ----      ---             --       --             --      ---
  Net increase
     (decrease)........            --       --             (4)      --             --       --
                                 ====      ===             ==       ==             ==      ===

SERIES II POLICIES
Units issued...........            --       --             --       --              2       17
Units redeemed.........            --       --             --       --             --       --
                                 ----      ---             --       --             --      ---
  Net increase
     (decrease)........            --       --             --       --              2       17
                                 ====      ===             ==       ==             ==      ===

SERIES III POLICIES
Units issued...........            62      139             65        3             78       47
Units redeemed.........          (143)     (14)            (7)      (9)            (7)     (84)
                                 ----      ---             --       --             --      ---
  Net increase
     (decrease)........           (81)     125             58       (6)            71      (37)
                                 ====      ===             ==       ==             ==      ===






                                                        MFS(R)
                                    MFS(R)              VALUES         MORGAN STANLEY
                                  UTILITIES            SERIES--         UIF EMERGING
                                   SERIES--            INITIAL         MARKETS DEBT--
                                INITIAL CLASS           CLASS              CLASS I
                            ---------------------    -----------    --------------------
                               2009        2008        2009(I)         2009        2008
                            ------------------------------------------------------------

SERIES I POLICIES
Units issued..........             --       --                --           --       --
Units redeemed........             --       --                --           --       --
                                   --       --               ---           --       --
  Net increase
     (decrease).......             --       --                --           --       --
                                   ==       ==               ===           ==       ==

SERIES II POLICIES
Units issued..........              1        5                --           --       --
Units redeemed........             --       --                --           (2)      (2)
                                   --       --               ---           --       --
  Net increase
     (decrease).......              1        5                --           (2)      (2)
                                   ==       ==               ===           ==       ==

SERIES III POLICIES
Units issued..........             26       23               186           31       34
Units redeemed........             (5)      (7)               (2)          (3)      (2)
                                   --       --               ---           --       --
  Net increase
     (decrease).......             21       16               184           28       32
                                   ==       ==               ===           ==       ==




Not all Investment Divisions are available under all policies.
(a) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(b) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(c) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(d) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(e) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(f) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(g) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(h) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(j) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(k) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(l) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(m) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(n) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(o) For Series III policies, represents the period December 2009 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                             LVIP BARON GROWTH
          LORD ABBETT          OPPORTUNITIES             MFS(R)                MFS(R)
         SERIES FUND--             FUND--            INVESTORS TRUST        NEW DISCOVERY
         MID-CAP VALUE         SERVICE CLASS            SERIES--              SERIES--
           PORTFOLIO               SHARES             INITIAL CLASS         INITIAL CLASS
      ------------------    -------------------    ------------------    ------------------
      2009         2008      2009         2008     2009         2008       2009       2008
      -------------------------------------------------------------------------------------


          --         --           --       --           --       --           --       --
          --         --           --       --           --       --           --       --
        ----       ----          ---       --           --       --           --       --
          --         --           --       --           --       --           --       --
        ====       ====          ===       ==           ==       ==           ==       ==


          --          1           --        3           --       --           --       --
          (9)        --          (11)      (1)          (6)      --           --       --
        ----       ----          ---       --           --       --           --       --
          (9)         1          (11)       2           (6)      --           --       --
        ====       ====          ===       ==           ==       ==           ==       ==


         151        166           52       40           --       --           --       --
        (309)      (563)         (57)      (6)          --       --           --       --
        ----       ----          ---       --           --       --           --       --

        (158)      (397)          (5)      34           --       --           --       --
        ====       ====          ===       ==           ==       ==           ==       ==







        MORGAN STANLEY       MORGAN STANLEY         MORGAN STANLEY        NEUBERGER BERMAN
         UIF EMERGING       UIF U.S. MID-CAP           UIF U.S.             AMT PARTNERS
       MARKETS EQUITY--          VALUE--            REAL ESTATE--            PORTFOLIO--
            CLASS I              CLASS I               CLASS I                 CLASS I
      ------------------    ----------------    ---------------------    ------------------
        2009       2008          2009(K)           2009         2008       2009     2008(A)
      -------------------------------------------------------------------------------------



           --       --                --                --       --           --       --
           --       (2)               --                --       --           --       --
           --      ---                --              ----      ---           --       --
           --       (2)               --                --       --           --       --
           ==      ===                ==              ====      ===           ==       ==


           --        8                --                --        2           --       --
           (8)     (19)               --               (14)      (3)          --       --
           --      ---                --              ----      ---           --       --
           (8)     (11)               --               (14)      (1)          --       --
           ==      ===                ==              ====      ===           ==       ==


           98       65                 9                96       68           22       58
           (7)     (23)               --              (192)     (15)          (2)      (1)
           --      ---                --              ----      ---           --       --
           91       42                 9               (96)      53           20       57
           ==      ===                ==              ====      ===           ==       ==


--------------------------------------------------------------------------------






                              OPPENHEIMER
                                CAPITAL                                      PIMCO
                             APPRECIATION        OPPENHEIMER CORE       LOW DURATION--
                                FUND/VA            BOND FUND/VA         ADMINISTRATIVE
                          NON-SERVICE SHARES    NON-SERVICE SHARES       CLASS SHARES
                          ------------------    ------------------    ------------------
                            2009     2008(F)      2009     2008(G)      2009       2008
                          --------------------------------------------------------------

SERIES I POLICIES
Units issued...........        --       --           --       --           --       --
Units redeemed.........        --       --           --       --           --       --
                               --       --           --       --           --       --
  Net increase
     (decrease)........        --       --           --       --           --       --
                               ==       ==           ==       ==           ==       ==

SERIES II POLICIES
Units issued...........        --       --           --       --           --       --
Units redeemed.........        --       --           --       --           --       --
                               --       --           --       --           --       --
  Net increase
     (decrease)........        --       --           --       --           --       --
                               ==       ==           ==       ==           ==       ==

SERIES III POLICIES
Units issued...........         4       --           --       --           38       82
Units redeemed.........        --       --           --       --           (7)      (2)
                               --       --           --       --           --       --
  Net increase
     (decrease)........         4       --           --       --           31       80
                               ==       ==           ==       ==           ==       ==






                                 ROYCE                   ROYCE
                               MICRO-CAP               SMALL-CAP
                              PORTFOLIO--             PORTFOLIO--            T. ROWE PRICE
                               INVESTMENT             INVESTMENT           BLUE CHIP GROWTH
                                 CLASS                   CLASS                 PORTFOLIO
                          -------------------    --------------------    --------------------
                            2009        2008        2009        2008        2009        2008
                          -------------------------------------------------------------------


SERIES I POLICIES
Units issued...........         --       --             --       --             --       --
Units redeemed.........         --       --             --       --             --       --
                               ---      ---           ----      ---           ----      ---
  Net increase
     (decrease)........         --       --             --       --             --       --
                               ===      ===           ====      ===           ====      ===

SERIES II POLICIES
Units issued...........         --       --             --       --             --       --
Units redeemed.........         --      (18)            --       --             --       --
                               ---      ---           ----      ---           ----      ---
  Net increase
     (decrease)........         --      (18)            --       --             --       --
                               ===      ===           ====      ===           ====      ===

SERIES III POLICIES
Units issued...........         40       50            214      325            115      143
Units redeemed.........        (57)     (90)          (189)     (47)          (115)     (23)
                               ---      ---           ----      ---           ----      ---
  Net increase
     (decrease)........        (17)     (40)            25      278             --      120
                               ===      ===           ====      ===           ====      ===




Not all Investment Divisions are available under all policies.
(a) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(b) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(c) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(d) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(e) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(f) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(g) For Series III policies, represents the. period October 2008 (Commencement of Investments) through December 2008.
(h) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(j) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(k) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(l) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(m) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(n) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(o) For Series III policies, represents the period December 2009 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                             PIMCO VIT
             PIMCO                 PIMCO                 PIMCO              GLOBAL BOND
         REAL RETURN--        TOTAL RETURN--       U.S. GOVERNMENT--        PORTFOLIO--
        ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE        ADMINISTRATIVE
         CLASS SHARES          CLASS SHARES          CLASS SHARES          CLASS SHARES
      ------------------    ------------------    ------------------    ------------------
        2009       2008       2009       2008       2009       2008           2009(L)
      ------------------------------------------------------------------------------------



         --         --          --        --         --         --              --
         --         --          --        --         --         --              --
        ---        ---        ----       ---         --         --              --
         --         --          --        --         --         --              --
        ===        ===        ====       ===         ==         ==              ==


          7         --          15        --         --         --              --
         (3)        (9)         (6)       --         --         --              --
        ---        ---        ----       ---         --         --              --
          4         (9)          9        --         --         --              --
        ===        ===        ====       ===         ==         ==              ==


        370        126         482       410          3          3               8
        (26)       (18)       (132)      (72)        (2)        --              --
        ---        ---        ----       ---         --         --              --
        344        108         350       338          1          3               8
        ===        ===        ====       ===         ==         ==              ==







                                                     T. ROWE PRICE         T. ROWE PRICE
         T. ROWE PRICE         T. ROWE PRICE         INTERNATIONAL         LIMITED-TERM
         EQUITY INCOME           INDEX 500               STOCK                 BOND
           PORTFOLIO             PORTFOLIO             PORTFOLIO             PORTFOLIO
      ------------------    ------------------    ------------------    ------------------
        2009       2008       2009       2008       2009       2008       2009       2008
      ------------------------------------------------------------------------------------


           1          6        --         --         --         --         --         --
         (10)        (7)       --         --         --         --         --         --
        ----       ----       ---         --        ---        ---        ---        ---
          (9)        (1)       --         --         --         --         --         --
        ====       ====       ===         ==        ===        ===        ===        ===


           3         13        --         --          6          5          7         --
         (42)       (43)       --         --         (2)        --        (13)        --
        ----       ----       ---         --        ---        ---        ---        ---
         (39)       (30)       --         --          4          5         (6)        --
        ====       ====       ===         ==        ===        ===        ===        ===


         320        416         8         14         54         15         96         45
        (437)      (279)      (15)        (2)       (18)       (29)       (65)       (25)
        ----       ----       ---         --        ---        ---        ---        ---
        (117)       137        (7)        12         36        (14)        31         20
        ====       ====       ===         ==        ===        ===        ===        ===


--------------------------------------------------------------------------------







                                                 T. ROWE PRICE
                             T. ROWE PRICE     PERSONAL STRATEGY        VAN ECK
                          NEW AMERICA GROWTH        BALANCED           WORLDWIDE
                               PORTFOLIO           PORTFOLIO          HARD ASSETS
                          ------------------  -------------------  -----------------
                             2009      2008      2009       2008     2009    2008(E)
                          ----------------------------------------------------------

SERIES I POLICIES
Units issued...........          --     --            --     --          --     --
Units redeemed.........          --     --            --     --          --     --
                                ---    ---          ----    ---          --     --
  Net increase
     (decrease)........          --     --            --     --          --     --
                                ===    ===          ====    ===          ==     ==

SERIES II POLICIES
Units issued...........          --     --            --     --          --     --
Units redeemed.........          --    (18)           --     --          --     --
                                ---    ---          ----    ---          --     --
  Net increase
     (decrease)........          --    (18)           --     --          --     --
                                ===    ===          ====    ===          ==     ==

SERIES III POLICIES
Units issued...........          42     42           461    749          21      3
Units redeemed.........         (81)   (12)         (195)   (43)         (4)    --
                                ---    ---          ----    ---          --     --
  Net increase
     (decrease)........         (39)    30           266    706          17      3
                                ===    ===          ====    ===          ==     ==








                                 VAN ECK
                                WORLDWIDE             VAN ECK WIT
                              MULTI-MANAGER            WORLDWIDE
                              ALTERNATIVES             BOND FUND
                          --------------------    -------------------
                             2009        2008      2009(J)      2008
                          -------------------------------------------

SERIES I POLICIES
Units issued...........          --       --            --       --
Units redeemed.........          --       --            --       --
                                ---       --            --       --
  Net increase
     (decrease)........          --       --            --       --
                                ===       ==            ==       ==

SERIES II POLICIES
Units issued...........          --       --             2       --
Units redeemed.........          --       --            --       --
                                ---       --            --       --
  Net increase
     (decrease)........          --       --             2       --
                                ===       ==            ==       ==

SERIES III POLICIES
Units issued...........           5        4             1       --
Units redeemed.........         (19)      --            --       --
                                ---       --            --       --
  Net increase
     (decrease)........         (14)       4             1       --
                                ===       ==            ==       ==



Not all Investment Divisions are available under all policies.
(a) For Series III polices, represents the period January 2008 (Commencement of Investments) through December 2008.
(b) For Series III policies, represents the period March 2008 (Commencement of Investments) through December 2008.
(c) For Series III policies, represents the period May 2008 (Commencement of Investments) through December 2008.
(d) For Series II policies, represents the period June 2008 (Commencement of Investments) through December 2008.
(e) For Series III policies, represents the period July 2008 (Commencement of Investments) through December 2008.
(f) For Series III policies, represents the period August 2008 (Commencement of Investments) through December 2008.
(g) For Series III policies, represents the period October 2008 (Commencement of Investments) through December 2008.
(h) For Series III policies, represents the period November 2008 (Commencement of Investments) through December 2008.
(i) For Series III policies, represents the period January 2009 (Commencement of Investments) through December 2009.
(j) For Series II policies, represents the period February 2009 (Commencement of Investments) through December 2009.
(k) For Series III policies, represents the period March 2009 (Commencement of Investments) through December 2009.
(l) For Series III policies, represents the period June 2009 (Commencement of Investments) through December 2009.
(m) For Series III policies, represents the period July 2009 (Commencement of Investments) through December 2009.
(n) For Series III policies, represents the period November 2009 (Commencement of Investments) through December 2009.
(o) For Series III policies, represents the period December 2009 (Commencement of Investments).

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I




                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2009, 2008, 2007, 2006 and 2005:





                                                            MAINSTAY VP
                                                              BOND--
                                                           INITIAL CLASS
                                     --------------------------------------------------------
                                      2009       2008        2007         2006         2005
                                     --------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   15     $   14      $   19       $1,080       $6,193
Units Outstanding..................       1          1           1           71          423
Variable Accumulation Unit Value...  $17.84     $16.60      $16.06       $15.19       $14.63
Total Return.......................    7.5%       3.4%        5.8%         3.8%         1.5%
Investment Income Ratio............    4.8%       3.9%        2.1%         0.3%         3.5%

SERIES II POLICIES(b)
Net Assets.........................  $   --     $   --      $   --       $   --       $   --
Units Outstanding..................      --         --          --           --           --
Variable Accumulation Unit Value...  $   --     $   --      $   --       $   --       $   --
Total Return.......................      --         --          --           --           --
Investment Income Ratio............      --         --          --           --           --

SERIES III POLICIES(c)
Net Assets.........................  $3,606     $2,572      $1,689       $1,177       $1,441
Units Outstanding..................     276        212         144          107          137
Variable Accumulation Unit Value...  $13.07     $12.13      $11.69       $10.98       $10.50
Total Return.......................    7.8%       3.7%        6.5%         4.5%         2.2%
Investment Income Ratio............    5.4%       4.9%        3.8%         1.1%         2.8%







                                                            MAINSTAY VP
                                                           CONVERTIBLE--
                                                           INITIAL CLASS
                                     ---------------------------------------------------------
                                      2009        2008        2007         2006         2005
                                     ---------------------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $   --     $    --      $    1       $    1       $    1
Units Outstanding..................      --          --          --           --           --
Variable Accumulation Unit Value...  $13.06     $ 13.06      $14.05       $12.32       $11.23
Total Return.......................    0.0%       (7.0%)      14.1%         9.6%         5.7%
Investment Income Ratio............    2.2%        1.3%        2.4%         2.5%           --

SERIES II POLICIES(b)
Net Assets.........................  $  412     $   268      $  379       $  313       $  226
Units Outstanding..................      25          24          22           21           17
Variable Accumulation Unit Value...  $16.22     $ 11.13      $17.01       $14.85       $13.48
Total Return.......................   45.7%      (34.6%)      14.6%        10.1%         6.3%
Investment Income Ratio............    2.2%        2.4%        2.4%         2.7%         1.5%

SERIES III POLICIES(c)
Net Assets.........................  $  214     $   235      $  242       $  116       $  292
Units Outstanding..................      15          25          17            9           26
Variable Accumulation Unit Value...  $13.78     $  9.43      $14.38       $12.52       $11.34
Total Return.......................   46.1%      (34.4%)      14.9%        10.4%         8.9%
Investment Income Ratio............    1.9%        2.5%        2.8%         0.9%         1.4%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                                                       MAINSTAY VP
                        MAINSTAY VP                                   COMMON STOCK--
                      CASH MANAGEMENT                                 INITIAL CLASS
      ----------------------------------------------  ---------------------------------------------
        2009      2008      2007      2006     2005     2009     2008     2007      2006      2005
      ---------------------------------------------------------------------------------------------


      $  9,396  $ 23,233  $ 16,231  $16,157  $   151  $ 1,519  $   724  $    596  $    587  $   527
         7,107    17,525    12,468   12,920      125      131       76        40        41       42
      $   1.32  $   1.33  $   1.30  $  1.25  $  1.20  $ 11.62  $  9.52  $  15.02  $  14.38  $ 12.43
         (0.2%)     1.8%      4.1%     3.9%     2.2%    22.0%   (36.6%)     4.4%     15.7%     6.9%
          0.1%      2.1%      4.7%     4.8%     2.9%     2.2%     1.3%      1.2%      0.6%     0.2%


      $    915  $    681  $    620  $   511  $ 1,778  $82,332  $67,870  $108,001  $103,462  $89,437
           789       586       544      468    1,701    6,057    6,096     6,155     6,184    6,212
      $   1.16  $   1.16  $   1.14  $  1.09  $  1.05  $ 13.59  $ 11.13  $  17.55  $  16.73  $ 14.40
         (0.2%)     1.9%      4.6%     4.3%     2.7%    22.1%   (36.5%)     4.9%     16.2%     7.4%
            --      2.1%      4.7%     4.5%     3.0%     2.1%     1.5%      1.3%      0.6%     1.0%


      $117,358  $172,479  $118,086  $39,142  $32,538  $12,207  $   416  $    878  $    157  $    22
       100,978   148,926   103,882   36,094   31,375    1,097       46        61        11        2
      $   1.16  $   1.16  $   1.14  $  1.08  $  1.04  $ 11.12  $  9.09  $  14.29  $  13.59  $ 11.67
          0.0%      2.2%      4.8%     4.6%     3.0%    22.4%   (36.4%)     5.1%     16.5%     7.7%
          0.1%      2.1%      4.6%     4.7%     1.1%     2.5%     1.9%      1.3%      1.1%     1.0%







                 MAINSTAY VP                             MAINSTAY VP
               FLOATING RATE--                          GOVERNMENT--
                INITIAL CLASS                           INITIAL CLASS
      ---------------------------------  ------------------------------------------
       2009     2008     2007     2006    2009     2008     2007     2006     2005
      -----------------------------------------------------------------------------



      $   --  $    --   $   --   $   --  $    5   $    7   $   32   $   31   $1,020
          --       --       --       --      --       --        2        2       72
      $   --  $    --   $   --   $   --  $17.26   $17.03   $15.57   $14.69   $14.22
          --       --       --       --    1.3%     9.4%     5.9%     3.3%     1.7%
          --       --       --       --    3.4%     1.8%     4.9%       --     3.1%


      $   --  $    --   $   79   $   --  $   --   $   --   $   --   $   --   $   56
          --       --        8       --      --       --       --       --        5
      $ 9.97  $  9.97   $ 9.98   $   --  $11.14   $11.14   $11.14   $11.14   $10.96
          --    (0.1%)   (0.2%)      --      --       --       --     1.6%     2.1%
          --     5.8%    26.2%       --      --       --       --       --     3.3%


      $  749  $   380   $  420   $  344  $2,103   $1,993   $1,326   $  433   $  197
          67       45       39       33     160      154      112       39       19
      $11.16  $  8.36   $10.82   $10.55  $13.16   $12.95   $11.79   $11.05   $10.62
       33.6%   (22.8%)    2.6%     5.5%    1.6%     9.8%     6.7%     4.1%     2.4%
        3.6%     5.2%     6.4%     6.2%    3.7%     3.5%     5.9%     1.4%     3.4%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       MAINSTAY VP
                                                     GROWTH EQUITY--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2009      2008      2007      2006      2005
                                     -----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $ 1,072   $   273   $ 8,194  $ 7,135
Units Outstanding..................       --        120        24       814      735
Variable Accumulation Unit Value...   $10.41    $  8.95   $ 11.24   $ 10.07  $  9.71
Total Return.......................    16.3%     (20.4%)    11.6%      3.7%     7.7%
Investment Income Ratio............       --         --        --      0.4%       --

SERIES II POLICIES(b)
Net Assets.........................   $   --    $    --   $    --   $    --  $    --
Units Outstanding..................       --         --        --        --       --
Variable Accumulation Unit Value...   $11.21    $ 11.21   $ 11.21   $    --  $    --
Total Return.......................       --         --        --        --       --
Investment Income Ratio............       --         --        --        --       --

SERIES III POLICIES(c)
Net Assets.........................   $5,072    $ 6,410   $19,469   $14,688  $11,758
Units Outstanding..................      468        794     1,474     1,250    1,045
Variable Accumulation Unit Value...   $10.84    $  8.07   $ 13.21   $ 11.75  $ 11.25
Total Return.......................    34.2%     (38.9%)    12.4%      4.4%     8.4%
Investment Income Ratio............     0.6%       0.5%      0.2%      0.4%       --







                                                     MAINSTAY VP
                                                  INCOME BUILDER--
                                                    INITIAL CLASS
                                     ------------------------------------------
                                      2009     2008     2007     2006     2005
                                     ------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $  472  $ 5,508  $12,280   $2,941   $1,891
Units Outstanding..................      47      677    1,099      281      196
Variable Accumulation Unit Value...  $10.02  $  8.14  $ 11.17   $10.47   $ 9.63
Total Return.......................   23.1%   (27.2%)    6.8%     8.7%     5.8%
Investment Income Ratio............    0.9%     4.0%     3.1%     0.9%     1.8%

SERIES II POLICIES(b)
Net Assets.........................  $   --  $    --  $    --   $   --   $   --
Units Outstanding..................      --       --       --       --       --
Variable Accumulation Unit Value...  $   --  $    --  $    --   $   --   $   --
Total Return.......................      --       --       --       --       --
Investment Income Ratio............      --       --       --       --       --

SERIES III POLICIES(c)
Net Assets.........................  $   --  $    --  $    --   $   --   $   --
Units Outstanding..................      --       --       --       --       --
Variable Accumulation Unit Value...  $   --  $    --  $    --   $   --   $   --
Total Return.......................      --       --       --       --       --
Investment Income Ratio............      --       --       --       --       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                     MAINSTAY VP                                          MAINSTAY VP
             HIGH YIELD CORPORATE BOND--                             ICAP SELECT EQUITY--
                    INITIAL CLASS                                        INITIAL CLASS
-----------------------------------------------------  ------------------------------------------------
        2009     2008      2007      2006      2005      2009      2008      2007      2006      2005
      -------------------------------------------------------------------------------------------------



      $    78   $    92   $   164   $   157   $ 4,349  $  3,356   $ 1,536   $  177    $  176    $  430
            4         7         9         8       261       276       163       12        12        36
      $ 20.25   $ 14.22   $ 18.80   $ 18.51   $ 16.64  $  12.14   $  9.41   $15.13    $14.26    $12.04
        42.4%    (24.4%)     1.6%     11.2%      2.2%     29.0%    (37.8%)    6.1%     18.5%      4.7%
         7.0%      9.0%      6.4%      0.1%      6.0%      1.6%      1.0%     0.4%      0.2%      1.0%


      $   169   $    97   $   250   $   194   $   131  $179,293   $99,274   $   --    $   --    $   56
            9         7        14        11         9    13,460     9,620       --        --         4
      $ 18.61   $ 13.06   $ 17.26   $ 16.91   $ 15.13  $  13.32   $ 10.32   $   --    $16.30    $14.98
        42.5%    (24.3%)     2.1%     11.8%      2.7%     29.1%    (36.7%)      --      8.8%      5.2%
         7.9%      7.1%      6.0%      2.5%      7.7%      1.8%      0.8%       --        --      1.0%


      $17,280   $10,566   $14,732   $ 5,915   $ 2,391  $ 11,966   $14,524   $   24    $    5    $  218
        1,233     1,079     1,140       468       212     1,024     1,609        2        15        19
      $ 14.01   $  9.81   $ 12.92   $ 12.63   $ 11.27  $  11.68   $  9.03   $14.47    $13.54    $11.35
        42.8%    (24.1%)     2.3%     12.0%      2.9%     29.4%    (37.6%)    6.9%     19.3%      5.4%
         8.0%      7.7%      7.8%      2.7%      6.2%      1.8%      0.7%     0.4%      0.3%      1.8%



                        MAINSTAY VP                                       MAINSTAY VP
                   INTERNATIONAL EQUITY--                             LARGE CAP GROWTH--
                       INITIAL CLASS                                     INITIAL CLASS
      -----------------------------------------------  ------------------------------------------------
        2009     2008      2007      2006      2005      2009      2008      2007      2006      2005
      -------------------------------------------------------------------------------------------------



      $33,899   $29,906   $43,580   $67,923   $52,190  $     79   $    62   $  111    $   97    $  281
        1,966     2,066     2,228     3,618     3,626        12        13       14        15        47
      $ 17.24   $ 14.49   $ 19.56   $ 18.77   $ 14.40  $   6.55   $  4.69   $ 7.70    $ 6.39    $ 6.00
        19.0%    (25.9%)     4.2%     30.4%      7.2%     39.6%    (39.0%)   20.5%      6.5%      3.6%
         7.2%      1.5%      0.6%      0.3%      1.7%        --      0.1%       --      0.1%        --


      $   620   $   841   $ 1,463   $ 1,377   $ 1,004  $     --   $    --   $   --    $   67    $   63
           32        52        67        66        63        --        --       --         6         6
      $ 19.40   $ 16.30   $ 21.98   $ 21.00   $ 16.03  $     --   $    --   $   --    $10.94    $10.22
        19.1%    (25.9%)     4.7%     31.0%      7.7%        --        --    (0.2%)     7.0%      4.1%
         6.0%      1.4%      0.7%      0.4%      1.5%        --        --       --      0.1%        --


      $21,926   $20,138   $29,202   $23,036   $ 6,744  $      2   $    20   $   33    $   28    $   31
        1,435     1,574     1,696     1,404       540        --         2        2         3         3
      $ 15.28   $ 12.80   $ 17.22   $ 16.41   $ 12.50  $  11.42   $  8.15   $13.32    $10.98    $10.24
        19.4%    (25.7%)     4.9%     31.3%      8.0%     40.0%    (38.8%)   21.3%      7.2%      4.3%
         6.9%      1.6%      0.7%      0.5%      1.8%        --      0.1%     0.0%      0.1%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                        MAINSTAY VP
                                                      MID CAP CORE--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $    --   $    --   $    --   $    --   $    --
Units Outstanding..................        --        --        --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $    --
Total Return.......................        --        --        --        --        --
Investment Income Ratio............        --        --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $37,402   $27,568   $48,265   $46,294   $40,564
Units Outstanding..................     2,132     2,146     2,165     2,176     2,186
Variable Accumulation Unit Value...   $ 17.54   $ 12.84   $ 22.29   $ 21.28   $ 18.56
Total Return.......................     36.6%    (42.4%)     4.8%     14.7%     15.6%
Investment Income Ratio............      0.6%      0.3%      0.4%        --      0.6%

SERIES III POLICIES(c)
Net Assets.........................   $ 9,357   $13,165   $23,854   $21,564   $ 2,931
Units Outstanding..................       717     1,381     1,446     1,372       214
Variable Accumulation Unit Value...   $ 13.05   $  9.53   $ 16.50   $ 15.71   $ 13.67
Total Return.......................     36.9%    (42.2%)     5.0%     15.0%     15.9%
Investment Income Ratio............      0.1%      0.5%      0.4%        --      0.5%







                                                        MAINSTAY VP
                                                      S&P 500 INDEX--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $113,527   $94,616  $157,310  $131,923  $119,908
Units Outstanding..................    10,094    10,602    11,052     9,685    10,091
Variable Accumulation Unit Value...  $  11.25   $  8.93  $  14.23  $  13.62  $  11.88
Total Return.......................     25.9%    (37.2%)     4.5%     14.6%      4.1%
Investment Income Ratio............      2.9%      2.4%      1.7%      0.5%      1.2%

SERIES II POLICIES(b)
Net Assets.........................  $    339   $   404  $    608  $    534  $    319
Units Outstanding..................        29        44        42        39        26
Variable Accumulation Unit Value...  $  11.50   $  9.13  $  14.53  $  13.85  $  12.02
Total Return.......................     25.9%    (37.2%)     5.0%     15.1%      4.5%
Investment Income Ratio............      2.4%      2.5%      1.7%      0.7%      1.2%

SERIES III POLICIES(c)
Net Assets.........................  $ 22,948   $22,919  $ 23,852  $ 22,492  $ 15,506
Units Outstanding..................     2,093     2,639     1,730     1,716     1,366
Variable Accumulation Unit Value...  $  10.97   $  8.69  $  13.79  $  13.10  $  11.35
Total Return.......................     26.3%    (37.0%)     5.2%     15.4%      4.8%
Investment Income Ratio............      2.7%      3.7%      1.7%      0.7%      1.2%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                       MAINSTAY VP                                 MAINSTAY VP
                    MID CAP GROWTH--                             MID CAP VALUE--
                      INITIAL CLASS                               INITIAL CLASS
      --------------------------------------------  -----------------------------------------
        2009      2008     2007     2006     2005    2009    2008     2007     2006     2005
      ---------------------------------------------------------------------------------------


         $--    $    --  $    --   $   --   $   --  $  --  $    --  $    --  $    --  $    --
          --         --       --       --       --     --       --       --       --       --
         $--    $    --  $    --   $   --   $   --  $  --  $    --  $    --  $    --  $    --
          --         --       --       --       --     --       --       --       --       --
          --         --       --       --       --     --       --       --       --       --


         $--    $    --  $   150   $   --   $   --  $  --  $42,576  $63,752  $64,974  $57,377
          --         --       16       --       --     --    4,727    4,769    4,793    4,815
         $--    $  9.12  $  9.44   $   --   $   --  $  --  $  9.01  $ 13.37  $ 13.56  $ 11.92
          --      (3.3%)   (5.6%)      --       --     --   (32.6%)   (1.4%)   13.8%     5.4%
          --         --       --       --       --   5.3%     1.7%     1.0%     0.1%     0.8%


         $--    $ 3,749  $10,832   $9,851   $  466  $  --  $   479  $   507  $   221  $   182
          --        394      630      663       34     --       56       40       17       16
         $--    $  9.52  $ 17.20   $14.85   $13.60  $  --  $  8.53  $ 12.63  $ 12.78  $ 11.21
          --     (44.7%)   15.8%     9.2%    17.1%     --   (32.5%)   (1.1%)   14.0%     5.7%
          --         --       --       --       --   5.7%     1.9%     1.1%     0.1%     2.0%







                         MAINSTAY VP                       MAINSTAY VP                       MAINSTAY VP
                     SMALL CAP GROWTH--                 U.S. SMALL CAP--                       VALUE--
                        INITIAL CLASS                     INITIAL CLASS                     INITIAL CLASS
      ------------------------------------------------  ----------------  ------------------------------------------------
        2009      2008      2007      2006      2005          2009          2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------------------------


         $--     $    --   $   --    $   --    $   --        $   --          $--       $--    $  4,536  $  3,500  $  1,143
          --          --       --        --        --            --           --        --         331       259       100
         $--     $    --   $   --    $   --    $   --        $   --          $--       $--    $  13.69  $  13.49  $  11.43
          --          --       --        --        --            --           --        --        1.5%     18.1%      5.5%
          --          --       --        --        --            --           --        --        1.8%      0.6%      0.6%


         $--     $    --   $   --    $   --    $   --        $   --          $--       $--    $159,779  $157,522  $133,533
          --          --       --        --        --            --           --        --       8,610     8,652     8,697
         $--     $    --   $   --    $   --    $   --        $   --          $--       $--    $  18.56  $  18.21  $  15.35
          --          --       --        --        --            --           --        --        1.9%     18.6%      6.0%
          --          --       --        --        --            --           --        --        1.6%      0.4%      1.2%


         $--     $ 2,316   $4,522    $4,597    $   34        $1,987          $--       $--    $ 13,288  $ 12,123  $  2,161
          --         344      404       398         3           190           --        --       1,030       960       203
         $--     $  6.72   $11.19    $11.56    $10.87        $10.47          $--       $--    $  12.91  $  12.63  $  10.62
          --      (39.9%)   (3.2%)     6.3%      4.1%          4.7%           --        --        2.2%     18.9%      6.2%
          --          --       --        --        --            --           --        --        1.6%      0.5%      1.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                    AIM V.I.
                                                   GLOBAL REAL
                                                  ESTATE FUND--
                                                 SERIES I SHARES
                                     --------------------------------------
                                       2009      2008      2007      2006
                                     --------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --
Units Outstanding..................       --         --       --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --
Total Return.......................       --         --       --        --
Investment Income Ratio............       --         --       --        --

SERIES II POLICIES(b)
Net Assets.........................   $  105    $    67   $   16    $   75
Units Outstanding..................       14         12        2         7
Variable Accumulation Unit Value...   $ 7.55    $  5.75   $10.42    $11.06
Total Return.......................    31.2%     (44.8%)   (5.8%)    10.6%
Investment Income Ratio............       --      12.8%     1.0%      8.0%

SERIES III POLICIES(c)
Net Assets.........................   $1,020    $   655   $1,197    $5,505
Units Outstanding..................      120        101      102       445
Variable Accumulation Unit Value...   $ 8.52    $  6.48   $11.70    $12.38
Total Return.......................    31.5%     (44.6%)   (5.5%)    23.8%
Investment Income Ratio............       --       7.1%     2.3%      4.0%






                                                    ALGER AMERICAN
                                                       SMALLCAP
                                                        GROWTH
                                                      PORTFOLIO--
                                                    CLASS O SHARES
                                     --------------------------------------------
                                      2009     2008      2007      2006     2005
                                     --------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --   $    --   $   28    $   24   $   19
Units Outstanding..................      --        --        2         2        2
Variable Accumulation Unit Value...  $   --   $    --   $14.89    $12.79   $10.73
Total Return.......................      --    (13.8%)   16.4%     19.2%    16.1%
Investment Income Ratio............      --        --       --        --       --


SERIES II POLICIES(b)
Net Assets.........................  $   --   $    --   $   --    $   --   $   --
Units Outstanding..................      --        --       --        --       --
Variable Accumulation Unit Value...  $   --   $    --   $   --    $   --   $   --
Total Return.......................      --        --       --        --       --
Investment Income Ratio............      --        --       --        --       --


SERIES III POLICIES(c)
Net Assets.........................  $  834   $   804   $2,255    $1,950   $  189
Units Outstanding..................      62        86      129       131       15
Variable Accumulation Unit Value...  $13.54   $  9.31   $17.43    $14.86   $12.38
Total Return.......................   45.5%    (46.6%)   17.2%     20.1%    16.9%
Investment Income Ratio............      --        --       --        --       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                             ALGER AMERICAN
                     AIM V.I.                                    CAPITAL
                   INTERNATIONAL                              APPRECIATION
                   GROWTH FUND--                               PORTFOLIO--
                  SERIES I SHARES                            CLASS O SHARES
      --------------------------------------  --------------------------------------------
       2009     2008      2007       2006       2009      2008      2007     2006    2005
      ------------------------------------------------------------------------------------


      $   --   $    --   $   --     $   --     $   --    $    --   $   --   $   --  $   --
          --        --       --         --         --         --       --       --      --
      $   --   $    --   $   --     $   --     $   --    $    --   $   --   $   --  $   --
          --        --       --         --         --         --       --       --      --
          --        --       --         --
          --        --       --         --         --


      $   --   $    --   $   --     $   --     $   --    $    --   $   --   $   --  $   --
          --        --       --         --         --         --       --       --      --
      $   --   $    --   $   --     $   --     $   --    $    --   $   --   $   --  $   --
          --        --       --         --         --         --       --       --      --
          --        --       --         --
          --        --       --         --         --


      $5,666   $ 3,366   $4,552     $   30     $   --    $    13   $   51   $  144  $   27
         520       418      337          3         --          1        3       10       2
      $10.89   $  8.05   $13.50     $11.77     $14.23    $ 10.42   $18.99   $14.22  $11.92
       35.2%    (40.4%)   14.7%      16.7%      36.6%     (45.1%)   33.5%    19.3%   14.4%
        1.7%      0.6%       --       2.3%         --         --       --       --      --







                                                  ALLIANCEBERNSTEIN
       ALGER AMERICAN     ALLIANCEBERNSTEIN         VPS SMALL/MID
          SMID CAP        VPS INTERNATIONAL           CAP VALUE
          GROWTH--        VALUE PORTFOLIO--          PORTFOLIO--
       CLASS O SHARES       CLASS A SHARES          CLASS A SHARES
      ---------------  -----------------------  ---------------------
       2009     2008    2009     2008    2007    2009     2008   2007
      ---------------------------------------------------------------


      $   --  $    --  $   --  $    --  $   --  $   --  $    --   $--
          --       --      --       --      --      --       --    --
      $   --  $    --  $   --  $    --  $   --  $   --  $    --   $--
          --       --      --       --      --      --       --    --
          --       --      --       --      --      --       --    --


      $   --  $    --  $   --  $    --  $   --  $   --  $    --   $--
          --       --      --       --      --      --       --    --
      $   --  $    --  $   --  $    --  $   --  $   --  $    --   $--
          --       --      --       --      --      --       --    --
          --       --      --       --      --      --       --    --


      $   27  $     6  $1,477  $   804  $  664  $1,377  $   114   $--
           3        1     253      185      72     143       17    --
      $ 7.84  $  5.37  $ 5.84  $  4.34  $ 9.26  $ 9.64  $  6.75   $--
       45.9%   (46.3%)  34.7%   (53.2%)  (7.4%)  42.9%   (32.5%)   --
          --       --    1.6%     0.8%      --    0.2%     0.5%    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                   AMERICAN CENTURY(R)
                                                       VP VALUE--
                                                        CLASS II
                                     ----------------------------------------------
                                      2009     2008      2007      2006      2005
                                     ----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --   $    --   $   --    $   --    $   --
Units Outstanding..................      --        --       --        --        --
Variable Accumulation Unit Value...  $   --   $    --   $   --    $   --    $   --
Total Return.......................      --        --       --        --        --
Investment Income Ratio............      --        --       --        --        --

SERIES II POLICIES(b)
Net Assets.........................  $  435   $   317   $  380    $  349    $  173
Units Outstanding..................      39        34       30        26        15
Variable Accumulation Unit Value...  $11.14   $  9.33   $12.77    $13.52    $11.44
Total Return.......................   19.4%    (27.0%)   (5.5%)    18.2%      4.6%
Investment Income Ratio............    5.3%      2.2%     1.4%      1.1%      0.7%

SERIES III POLICIES(c)
Net Assets.........................  $  512   $   224   $  882    $  227    $   70
Units Outstanding..................      50        26       75        18         7
Variable Accumulation Unit Value...  $10.24   $  8.55   $11.68    $12.34    $10.41
Total Return.......................   19.7%    (26.8%)   (5.3%)    18.5%      4.1%
Investment Income Ratio............    4.6%      2.4%     1.4%      0.6%      0.5%







                                                                               AMERICAN FUNDS
                                              AMERICAN FUNDS                   GROWTH-INCOME
                                               GROWTH FUND--                       FUND--
                                              CLASS 2 SHARES                   CLASS 2 SHARES
                                     --------------------------------  -----------------------------
                                       2009     2008    2007    2006    2009     2008    2007   2006
                                     ---------------------------------------------------------------


SERIES I POLICIES(a)
Net Assets.........................  $    --  $    --  $   --  $   --  $   --  $    --  $   --   $--
Units Outstanding..................       --       --      --      --      --       --      --    --
Variable Accumulation Unit Value...  $    --  $    --  $   --  $   --  $   --  $    --  $   --   $--
Total Return.......................       --       --      --      --      --       --      --    --
Investment Income Ratio............       --       --      --      --      --       --      --    --


SERIES II POLICIES(b)
Net Assets.........................  $    --  $    95  $   --  $   --  $   --  $    --  $   --   $--
Units Outstanding..................       --       17      --      --      --       --      --    --
Variable Accumulation Unit Value...  $  4.97  $  5.68  $   --  $   --  $   --  $    --  $   --   $--
Total Return.......................   (12.5%)  (43.2%)     --      --      --       --      --    --
Investment Income Ratio............       --     1.3%      --      --      --       --      --    --


SERIES III POLICIES(c)
Net Assets.........................  $ 6,686  $ 1,083  $1,334  $    5  $  209  $    48  $   33   $--
Units Outstanding..................      765      173     119       1      26        8       3    --
Variable Accumulation Unit Value...  $  8.74  $  6.27  $11.19  $ 9.96  $ 8.02  $  6.11  $ 9.84   $--
Total Return.......................    39.4%   (44.0%)  12.3%   (0.4%)  31.2%   (37.8%)  (1.6%)   --
Investment Income Ratio............     0.9%     1.1%    1.4%      --    1.8%     2.4%    2.8%    --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------





                AMERICAN FUNDS           AMERICAN FUNDS          AMERICAN FUNDS
               ASSET ALLOCATION           GLOBAL GROWTH           GLOBAL SMALL
                    FUND--                   FUND--             CAPITALIZATION--
                CLASS 2 SHARES           CLASS 1 SHARES          CLASS 2 SHARES
      ---------------------------------  --------------  -----------------------------
       2009     2008    2007     2006         2009        2009     2008    2007   2006
      --------------------------------------------------------------------------------

      $   --  $    --  $   --  $     --      $   --      $   --  $    --  $   --   $--
          --       --      --        --          --          --       --      --    --
      $   --  $    --  $   --       $--      $   --      $   --  $    --  $   --   $--
          --       --      --        --          --          --       --      --    --
          --       --      --        --          --          --       --      --    --


      $   --  $    --  $   --       $--      $   --      $   38  $    46  $   --   $--
          --       --      --        --          --           6        9      --    --
      $   --  $    --  $   --       $--      $   --      $ 6.67  $  4.88  $   --   $--
          --       --      --        --          --       36.5%   (51.2%)     --    --
          --       --      --        --          --        0.3%       --      --    --


      $1,029  $   128  $  178       $--      $   --      $  407  $   120  $  471   $--
         110       17      17        --          --          44       21      38    --
      $ 9.36  $  7.55  $10.71       $--      $ 9.99      $ 9.29  $  5.76  $12.39   $--
       24.0%   (29.5%)   7.1%        --       (0.1%)      61.3%   (53.5%)  23.9%    --
        3.3%     3.4%    2.3%        --          --        0.4%       --    2.9%    --





                AMERICAN FUNDS
                INTERNATIONAL                            CVS CALVERT
                    FUND--                             SOCIAL BALANCED                              DAVIS VALUE
                CLASS 2 SHARES                            PORTFOLIO                                  PORTFOLIO
      ---------------------------------  ------------------------------------------  -----------------------------------------
       2009     2008     2007     2006    2009     2008     2007     2006     2005     2009     2008     2007    2006    2005
      ------------------------------------------------------------------------------------------------------------------------


      $   --  $    --   $   --    $--    $   --  $    --   $   --   $   --   $    7   $   --  $    --   $   --  $   --  $   --
          --       --       --     --        --       --       --       --        1       --       --       --      --      --
      $   --  $    --   $   --    $--    $   --  $    --   $   --   $12.64   $12.42   $   --  $    --   $   --  $   --  $   --
          --       --       --     --        --       --       --     1.8%     4.9%       --       --       --      --      --
          --       --       --     --        --       --       --       --     0.0%       --       --       --      --      --


      $   --  $    --   $   --    $--    $   --  $    --   $   --   $   --   $   --   $   --  $    --   $  151  $  143  $   82
          --       --       --     --        --       --       --       --       --       --       --       14      13       8
      $11.64  $ 11.64   $11.64    $--    $   --  $    --   $   --   $   --   $   --   $10.73  $ 10.73   $10.97  $11.31  $ 9.86
          --       --       --     --        --       --       --       --       --     0.0%    (2.2%)   (3.0%)  14.7%   (1.4%)
          --       --     0.3%     --        --       --       --       --       --       --       --     3.1%    0.6%   43.1%


      $8,655  $ 4,075   $1,647    $--    $   13  $    10   $   16   $   22   $  865   $1,354  $ 1,070   $1,783  $  315  $  118
         879      592      138     --         1        1        1        2       76      146      151      150      28      12
      $ 9.85  $  6.88   $11.89    $--    $10.95  $  8.74   $12.72   $12.38   $11.38   $ 9.28  $  7.08   $11.86  $11.34  $ 9.86
       43.1%   (42.1%)   18.9%     --     25.3%   (31.3%)    2.8%     8.8%     5.7%    31.2%   (40.3%)    4.6%   15.0%   (1.4%)
        1.7%     2.6%     2.2%     --      2.2%     2.6%     2.3%     0.3%     1.5%     0.9%     0.9%     1.4%    1.1%      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                DELAWARE VIP
                                             INTERNATIONAL VALUE
                                               EQUITY SERIES--
                                               STANDARD CLASS
                                     ----------------------------------
                                       2009     2008     2007     2006
                                     ----------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $  --   $    --   $   --    $--
Units Outstanding..................      --        --       --     --
Variable Accumulation Unit Value...   $  --   $    --   $   --    $--
Total Return.......................      --        --       --     --
Investment Income Ratio............      --        --       --     --

SERIES II POLICIES(b)
Net Assets.........................   $  --   $    --   $   --    $--
Units Outstanding..................      --        --       --     --
Variable Accumulation Unit Value...   $  --   $    --   $   --    $--
Total Return.......................      --        --       --     --
Investment Income Ratio............      --        --       --     --

SERIES III POLICIES(c)
Net Assets.........................   $   3   $    --   $  403    $--
Units Outstanding..................       1        --       38     --
Variable Accumulation Unit Value...   $6.46   $  6.10   $10.59    $--
Total Return.......................    6.0%    (42.4%)    5.9%     --
Investment Income Ratio............    4.5%      2.4%     2.0%     --





                                                DWS
                                               DREMAN                   DWS GLOBAL
                                           SMALL MID CAP              OPPORTUNITIES
                                            VALUE VIP--                   VIP--
                                           CLASS A SHARES             CLASS A SHARES
                                     -------------------------  -------------------------
                                       2009     2008     2007     2009     2008     2007
                                     ----------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --  $    --   $   --   $   --  $    --    $--
Units Outstanding..................       --       --       --       --       --     --
Variable Accumulation Unit Value...   $   --  $    --   $   --   $   --  $    --    $--
Total Return.......................       --       --       --       --       --     --
Investment Income Ratio............       --       --       --       --       --     --

SERIES II POLICIES(b)
Net Assets.........................   $   --  $    --   $   --   $   --  $    --    $--
Units Outstanding..................       --       --       --       --       --     --
Variable Accumulation Unit Value...   $   --  $    --   $   --   $   --  $    --    $--
Total Return.......................       --       --       --       --       --     --
Investment Income Ratio............       --       --       --       --       --     --

SERIES III POLICIES(c)
Net Assets.........................   $  969  $   861   $1,220   $    2  $    11    $--
Units Outstanding..................      121      139      131       --        2     --
Variable Accumulation Unit Value...   $ 8.03  $  6.19   $ 9.29   $ 7.76  $  5.24    $--
Total Return.......................    29.7%   (33.4%)   (7.1%)   48.2%   (47.6%)    --
Investment Income Ratio............     2.4%     1.7%       --     2.5%       --     --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                       DREYFUS IP                                  DREYFUS VIF
                  TECHNOLOGY GROWTH--                          DEVELOPING LEADERS--
                     INITIAL SHARES                               INITIAL SHARES
      -------------------------------------------  -------------------------------------------
        2009     2008     2007     2006     2005     2009     2008     2007     2006     2005
      ----------------------------------------------------------------------------------------


      $    --  $    --  $    --  $    --   $   --  $    --  $    --  $    --  $    --   $   --
           --       --       --       --       --       --       --       --       --       --
      $    --  $    --  $    --  $    --   $   --  $    --  $    --  $    --  $    --   $   --
           --       --       --       --       --       --       --       --       --       --
           --       --       --       --       --       --       --       --       --       --


      $    --  $    --  $    --  $    --   $   --  $    --  $    --  $    --  $    --   $  256
           --       --       --       --       --       --       --       --       --       22
      $  9.86  $  9.86  $  9.86  $  9.86   $   --  $ 10.90  $ 10.90  $ 10.90  $ 10.90   $11.66
           --       --       --     0.7%       --       --       --       --    (6.5%)    5.5%
           --       --       --       --       --       --       --       --     0.6%       --


      $   932  $   531  $   671  $   376   $  336  $    13  $    11  $    19  $    35   $   75
           83       75       56       36       33        2        2        2        3        7
      $ 11.17  $  7.09  $ 12.05  $ 10.50   $10.07  $  7.90  $  6.27  $ 10.05  $ 11.30   $10.89
        57.7%   (41.2%)   14.7%     4.3%     3.8%    26.0%   (37.6%)  (11.1%)    3.7%     5.8%
         0.4%       --       --       --       --     1.6%     0.9%     0.7%     0.5%       --



                          DWS                                    FIDELITY(R) VIP
                 SMALL CAP INDEX VIP--                           CONTRAFUND(R)--
                     CLASS A SHARES                               INITIAL CLASS
      -------------------------------------------  -------------------------------------------
        2009     2008     2007     2006     2005     2009     2008     2007     2006     2005
      ----------------------------------------------------------------------------------------



      $    --  $    --  $    --  $    --   $   --  $   153  $   121  $   306  $   263   $  543
           --       --       --       --       --        8        9       13       13       30
      $    --  $    --  $    --  $    --   $   --  $ 18.00  $ 13.30  $ 23.22  $ 19.88   $17.92
           --       --       --       --       --    35.3%   (42.7%)   16.8%    10.9%    16.1%
           --       --       --       --       --     1.4%     0.9%     1.0%     1.5%     0.3%


      $    --  $    75  $   113  $   102   $  188  $ 1,003  $ 1,011  $ 1,790  $ 1,227   $1,994
           --        8        8        7       15       62       85       86       69      126
      $  9.66  $  9.55  $ 14.53  $ 14.85   $12.67  $ 16.09  $ 11.88  $ 20.73  $ 17.67   $15.86
         1.1%   (34.3%)   (2.1%)   17.2%     4.0%    35.4%   (42.7%)   17.3%    11.4%    16.6%
         6.4%     1.6%     0.8%     0.6%     0.7%     1.4%     1.0%     1.1%     1.2%     0.3%


      $14,482  $ 9,454  $14,260  $24,980   $8,970  $22,805  $16,770  $19,399  $11,897   $3,687
        1,287    1,065    1,057    1,816      766    1,718    1,716    1,140      822      285
      $ 11.25  $  8.89  $ 13.49  $ 13.75   $11.70  $ 13.28  $  9.78  $ 17.02  $ 14.47   $12.95
        26.6%   (34.1%)   (1.9%)   17.5%     4.3%    35.7%   (42.5%)   17.6%    11.7%    16.9%
         1.7%     1.6%     0.9%     0.4%     0.5%     1.4%     1.2%     1.1%     1.5%     0.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     FIDELITY(R) VIP
                                                     EQUITY-INCOME--
                                                      INITIAL CLASS
                                     ----------------------------------------------
                                      2009     2008      2007      2006      2005
                                     ----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    3   $     3   $   59    $   60    $2,172
Units Outstanding..................      --        --        4         4       165
Variable Accumulation Unit Value...  $11.77   $  9.07   $15.87    $15.74    $13.18
Total Return.......................   29.8%    (42.8%)    0.8%     19.4%      5.1%
Investment Income Ratio............    2.2%      0.8%     1.8%      2.5%      1.6%

SERIES II POLICIES(b)
Net Assets.........................  $   13   $     6   $   11    $   --    $   58
Units Outstanding..................       1         1        1        --         4
Variable Accumulation Unit Value...  $12.79   $  9.85   $17.21    $16.97    $15.69
Total Return.......................   29.9%    (42.8%)    1.4%      8.2%      5.6%
Investment Income Ratio............      --        --       --      2.5%      1.4%

SERIES III POLICIES(c)
Net Assets.........................  $4,221   $ 4,568   $9,198    $8,274    $3,577
Units Outstanding..................     404       570      658       514       311
Variable Accumulation Unit Value...  $10.44   $  8.02   $13.98    $13.77    $11.46
Total Return.......................   30.2%    (42.7%)    1.5%     20.2%      5.9%
Investment Income Ratio............    2.0%      2.5%     2.0%      3.5%      0.8%







                                                FIDELITY(R) VIP
                                                 FREEDOM 2030
                                                  PORTFOLIO--
                                                 INITIAL CLASS
                                     ------------------------------------
                                      2009     2008      2007      2006
                                     ------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --   $    --   $   --    $   --
Units Outstanding..................      --        --       --        --
Variable Accumulation Unit Value...  $   --   $    --   $   --    $   --
Total Return.......................      --        --       --        --
Investment Income Ratio............      --        --       --        --


SERIES II POLICIES(b)
Net Assets.........................  $   --   $    --   $   --    $   --
Units Outstanding..................      --        --       --        --
Variable Accumulation Unit Value...  $   --   $    --   $   --    $   --
Total Return.......................      --        --       --        --
Investment Income Ratio............      --        --       --        --


SERIES III POLICIES(c)
Net Assets.........................  $4,089   $ 1,872   $  644    $  230
Units Outstanding..................     408       246       52        21
Variable Accumulation Unit Value...  $10.03   $  7.61   $12.29    $11.04
Total Return.......................   31.7%    (38.0%)   11.4%     10.4%
Investment Income Ratio............    2.7%      4.2%     1.8%      4.1%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                      FIDELITY(R) VIP                                 FIDELITY(R) VIP
                       FREEDOM 2010                                    FREEDOM 2020
                        PORTFOLIO--                                     PORTFOLIO--
                       INITIAL CLASS                                   INITIAL CLASS
      ----------------------------------------------  ----------------------------------------------
       2009     2008      2007      2006      2005     2009     2008      2007      2006      2005
      ----------------------------------------------------------------------------------------------


      $   --   $    --   $   --    $   --    $   --   $   --   $    --   $   --    $   --    $   --
          --        --       --        --        --       --        --       --        --        --
      $   --   $    --   $   --    $   --    $   --   $   --   $    --   $   --    $   --    $   --
          --        --       --        --        --       --        --       --        --        --
          --        --       --        --        --       --        --       --        --        --


      $   --   $    --   $   31    $   --    $   --   $   22   $    11   $   18    $   --    $   --
          --        --        3        --        --        2         2        2        --        --
      $10.20   $ 10.20   $10.25    $   --    $   --   $ 9.49   $  7.38   $10.98    $   --    $   --
          --     (0.4%)    2.5%        --        --    28.7%    (32.8%)    9.8%        --        --
          --        --    14.8%        --        --     3.5%      3.2%     2.5%        --        --


      $1,209   $ 1,049   $  340    $  180    $  221   $5,111   $ 3,127   $  931    $  177    $   83
         108       117       28        16        22      477       376       75        16         8
      $11.14   $  8.97   $11.96    $11.01    $10.02   $10.72   $  8.31   $12.33    $11.19    $ 9.99
       24.3%    (25.1%)    8.7%      9.8%      0.2%    29.0%    (32.6%)   10.2%     12.0%     (0.1%)
        4.2%      4.5%     2.3%      1.8%        --     4.1%      4.7%     3.8%      1.8%        --







                      FIDELITY(R) VIP                                 FIDELITY(R) VIP
                         GROWTH--                                       INDEX 500--
                       INITIAL CLASS                                   INITIAL CLASS
      ----------------------------------------------  -----------------------------------------------
       2009     2008      2007      2006      2005      2009     2008      2007      2006      2005
      -----------------------------------------------------------------------------------------------


      $   --   $    --   $   --    $   --    $   --   $    --   $    --   $    --   $    --   $    --
          --        --       --        --        --        --        --        --        --        --
      $   --   $    --   $   --    $   --    $   --   $    --   $    --   $    --   $    --   $    --
          --        --       --        --        --        --        --        --        --        --
          --        --       --        --        --        --        --        --        --        --


      $   59   $    46   $  244    $   71    $  339   $   143   $   247   $   336   $ 1,519   $ 1,050
           6         6       16         6        31        11        23        20        94        75
      $ 9.97   $  7.79   $14.79    $11.67    $10.95   $ 13.42   $ 10.63   $ 16.91   $ 16.08   $ 13.93
       28.0%    (47.3%)   26.6%      6.6%      5.5%     26.3%    (37.2%)     5.2%     15.4%      4.6%
        0.5%      0.5%     0.8%      0.6%      0.4%      2.2%      2.6%      3.1%      1.3%      1.5%


      $  775   $ 1,720   $3,823    $2,568    $3,613   $33,360   $24,421   $32,904   $26,736   $15,576
          80       230      268       229       344     3,042     2,817     2,392     2,049     1,381
      $ 9.65   $  7.52   $14.23    $11.21    $10.49   $ 10.97   $  8.67   $ 13.75   $ 13.04   $ 11.27
       28.3%    (47.2%)   27.0%      6.9%      5.8%     26.6%    (37.0%)     5.4%     15.7%      4.8%
        0.4%      0.8%     0.8%      0.6%      0.3%      2.7%      2.3%      3.5%      1.3%      0.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     FIDELITY(R) VIP
                                                 INVESTMENT GRADE BOND--
                                                      INITIAL CLASS
                                     ----------------------------------------------
                                      2009     2008      2007      2006      2005
                                     ----------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --   $   --    $   --    $   --    $   --
Units Outstanding..................      --       --        --        --        --
Variable Accumulation Unit Value...  $   --   $   --    $   --    $   --    $   --
Total Return.......................      --       --        --        --        --
Investment Income Ratio............      --       --        --        --        --

SERIES II POLICIES(b)
Net Assets.........................  $1,301   $1,904    $2,001    $1,653    $1,150
Units Outstanding..................      89      151       153       131        95
Variable Accumulation Unit Value...  $14.60   $12.65    $13.11    $12.59    $12.10
Total Return.......................   15.4%    (3.5%)     4.1%      4.1%      1.9%
Investment Income Ratio............   10.3%     4.2%      4.1%      3.4%      3.5%

SERIES III POLICIES(c)
Net Assets.........................  $7,987   $5,070    $4,516    $2,444    $1,191
Units Outstanding..................     619      456       392       221       113
Variable Accumulation Unit Value...  $12.90   $11.14    $11.52    $11.04    $10.58
Total Return.......................   15.7%    (3.2%)     4.3%      4.3%      2.2%
Investment Income Ratio............    8.3%     3.9%      3.7%      2.8%      0.9%







                                         FIDELITY(R) VIP                   FIDELITY(R) VIP
                                         VALUE LEADERS--                 VALUE STRATEGIES--
                                          INITIAL CLASS                    SERVICE CLASS 2
                                     ----------------------  ------------------------------------------
                                      2009    2008    2007    2009     2008     2007     2006     2005
                                     ------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $   --  $   --  $   --  $   --  $    --   $   --   $   --   $   --
Units Outstanding..................      --      --      --      --       --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --     $--  $   --  $    --   $   --   $   --   $   --
Total Return.......................      --      --      --      --       --       --       --       --
Investment Income Ratio............      --      --      --      --       --       --       --       --

SERIES II POLICIES(b)
Net Assets.........................  $   --  $   --     $--  $   --  $    --   $   --   $   --   $   --
Units Outstanding..................      --      --      --      --       --       --       --       --
Variable Accumulation Unit Value...  $   --  $   --     $--  $   --  $    --   $   --   $   --   $   --
Total Return.......................      --      --      --      --       --       --       --       --
Investment Income Ratio............      --      --      --      --       --       --       --       --

SERIES III POLICIES(c)
Net Assets.........................  $   22  $   --     $--  $  181  $   187   $  432   $  255   $  129
Units Outstanding..................       2      --      --      16       26       29       18       11
Variable Accumulation Unit Value...  $12.75  $ 9.96     $--  $11.40  $  7.25   $14.89   $14.12   $12.17
Total Return.......................   27.9%   (0.4%)     --   57.2%   (51.3%)    5.4%    16.0%     2.4%
Investment Income Ratio............    2.9%    2.4%      --    0.4%     0.5%     0.7%     0.3%       --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                       FIDELITY(R) VIP
                      FIDELITY(R) VIP                    MONEY MARKET                 FIDELITY(R) VIP
                         MID-CAP--                       PORTFOLIO--                    OVERSEAS--
                       INITIAL CLASS                    INITIAL CLASS                  INITIAL CLASS
      -----------------------------------------------  ---------------  ------------------------------------------
        2009     2008      2007      2006      2005          2009        2009     2008     2007     2006     2005
      ------------------------------------------------------------------------------------------------------------



      $    --   $    --   $    --   $    --   $   --        $   --      $   --  $    --  $    --  $    --   $   --
           --        --        --        --       --            --          --       --       --       --       --
      $    --   $    --   $    --   $    --   $   --        $   --      $   --  $    --  $    --  $    --   $   --
           --        --        --        --       --            --          --       --       --       --       --
           --        --        --        --       --            --          --       --       --       --       --


      $   669   $   468   $ 1,152   $ 1,196   $  739        $   --      $   35  $   147  $   156  $    --   $  165
           35        34        51        61       42            --           4       17       10       --       11
      $ 19.22   $ 13.76   $ 22.77   $ 19.74   $17.56        $   --      $ 9.76  $  8.74  $ 15.59  $ 15.82   $14.53
        39.7%    (39.6%)    15.3%     12.4%    18.0%            --       11.7%   (43.9%)   (1.5%)    8.9%     0.9%
         0.7%      0.5%      0.9%      0.3%       --            --        1.9%     3.6%     7.7%     1.4%       --


      $20,074   $13,908   $22,201   $17,242   $9,912        $8,630      $9,096  $ 7,991  $13,500  $14,042   $4,129
        1,324     1,284     1,242     1,115      721           862         741      824      783      955      332
      $ 15.16   $ 10.82   $ 17.87   $ 15.46   $13.72        $10.02      $12.26  $  9.69  $ 17.25  $ 14.70   $12.45
        40.1%    (39.4%)    15.6%     12.7%    18.3%          0.2%       26.5%   (43.8%)   17.3%    18.1%    19.0%
         0.7%      0.5%      0.9%      0.3%       --          0.3%        2.2%     2.6%     3.0%     0.4%     0.2%





                       JANUS ASPEN                                   JANUS ASPEN
                   BALANCED PORTFOLIO--                        ENTERPRISE PORTFOLIO--
                   INSTITUTIONAL SHARES                         INSTITUTIONAL SHARES
      ---------------------------------------------  ------------------------------------------
       2009     2008     2007      2006      2005     2009     2008     2007     2006     2005
      -----------------------------------------------------------------------------------------


      $9,772  $ 8,303   $10,243   $9,579    $11,800  $   --  $    --   $   --   $   --   $   --
         456      486       503      517        700      --       --       --       --       --
      $21.42  $ 17.07   $ 20.35   $18.54    $ 16.86  $   --  $    --   $   --   $   --   $   --
       25.5%   (16.1%)     9.8%     9.9%       7.2%      --       --       --       --       --
        3.0%     2.7%      2.6%     2.1%       2.3%      --       --       --       --       --


      $1,728  $ 1,796   $ 1,994   $1,623    $ 1,201  $   --  $    --   $   --   $   --   $   --
         109      142       133      119         97      --       --       --       --       --
      $15.86  $ 12.63   $ 15.04   $13.64    $ 12.35  $   --  $    --   $   --   $   --   $   --
       25.6%   (16.0%)    10.3%    10.4%       7.7%      --       --       --       --       --
        2.8%     2.8%      2.6%     2.3%       2.4%      --       --       --       --       --


      $5,014  $ 4,622   $ 4,650   $1,928    $ 1,262  $7,103  $ 5,755   $7,998   $5,191   $3,388
         337      391       331      152        110     500      586      458      363      269
      $14.87  $ 11.81   $ 14.03   $12.69    $ 11.47  $14.22  $  9.82   $17.44   $14.29   $12.58
       25.9%   (15.8%)    10.5%    10.7%       7.9%   44.8%   (43.7%)   22.0%    13.6%    12.3%
        2.7%     2.8%      2.7%     2.2%       1.7%      --     0.3%     0.2%       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                        JANUS ASPEN
                                                     FORTY PORTFOLIO--
                                                   INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $6,695    $ 5,270   $7,521    $4,077    $  307
Units Outstanding..................      534        615      490       364        30
Variable Accumulation Unit Value...   $12.53    $  8.56   $15.33    $11.19    $10.24
Total Return.......................    46.3%     (44.1%)   37.0%      9.3%      2.4%
Investment Income Ratio............     0.0%       0.1%     0.4%      0.5%      0.6%







                                                        LORD ABBETT
                                                       SERIES FUND--
                                                       MID-CAP VALUE
                                                         PORTFOLIO
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $    --   $    --   $   --
Units Outstanding..................       --         --        --        --       --
Variable Accumulation Unit Value...   $   --    $    --   $    --   $    --   $   --
Total Return.......................       --         --        --        --       --
Investment Income Ratio............       --         --        --        --       --

SERIES II POLICIES(b)
Net Assets.........................   $   31    $   123   $   188   $   166   $1,100
Units Outstanding..................        2         11        10         9       68
Variable Accumulation Unit Value...   $13.83    $ 10.95   $ 18.10   $ 18.03   $16.11
Total Return.......................    26.3%     (39.5%)     0.3%     12.0%     8.0%
Investment Income Ratio............     0.2%       1.4%      0.5%      0.1%     0.5%

SERIES III POLICIES(c)
Net Assets.........................   $4,235    $ 4,685   $13,379   $11,906   $8,068
Units Outstanding..................      390        548       945       846      644
Variable Accumulation Unit Value...   $10.87    $  8.58   $ 14.15   $ 14.07   $12.53
Total Return.......................    26.6%     (39.4%)     0.6%     12.2%     8.2%
Investment Income Ratio............     0.5%       1.1%      0.5%      0.6%     0.5%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                      JANUS ASPEN                                       LAZARD
                 WORLDWIDE PORTFOLIO--                      RETIREMENT INTERNATIONAL EQUITY
                  INSTITUTIONAL SHARES                                 PORTFOLIO
      -------------------------------------------  ------------------------------------------------
        2009     2008     2007     2006     2005     2009      2008      2007      2006      2005
      ---------------------------------------------------------------------------------------------


       $  172  $   158   $  296   $  276   $  285   $   --    $    --   $   --    $   --    $   --
           16       20       20       21       25       --         --       --        --        --
       $11.02  $  8.02   $14.55   $13.37   $11.39   $   --    $    --   $   --    $   --    $   --
        37.3%   (44.8%)    8.9%    17.4%     5.1%       --         --       --        --        --
         1.4%     1.2%     0.8%     1.7%     1.3%       --         --       --        --        --



       $   --  $    --   $   --   $   --   $   96   $  178    $   130   $   --    $   --    $   --
           --       --       --       --        9       19         17       --        --        --
       $10.53  $ 10.53   $10.53   $10.53   $10.79   $ 9.38    $  7.75   $10.55    $   --    $   --
           --       --       --    (2.4%)    5.6%    21.2%     (26.6%)    5.5%        --        --
           --       --       --     2.2%     1.5%     2.8%       3.2%     2.1%        --        --



       $1,095  $   370   $  749   $  599   $  457   $2,740    $ 1,599   $3,086    $2,291    $   26
          108       50       56       49       44      243        172      209       172         2
       $10.18  $  7.39   $13.36   $12.18   $10.31   $11.29    $  9.30   $14.76    $13.32    $10.87
        37.7%   (44.7%)    9.6%    18.2%     5.9%    21.5%     (37.0%)   10.8%     22.5%      8.7%
         1.8%     1.2%     0.8%     2.0%     1.4%     3.1%       1.0%     2.7%      1.4%      1.0%







                   LVIP BARON GROWTH                               MFS(R) INVESTORS
                  OPPORTUNITIES FUND--                              TRUST SERIES--
                  SERVICE CLASS SHARES                               INITIAL CLASS
      -------------------------------------------  ------------------------------------------------
        2009     2008     2007     2006     2005     2009      2008      2007      2006      2005
      ---------------------------------------------------------------------------------------------


       $   --  $    --   $   --   $   --   $   --   $   --    $    --   $   --    $   --    $   --
           --       --       --       --       --       --         --       --        --        --
       $   --  $    --   $   --   $   --   $   --   $   --    $    --   $   --    $   --    $   --
           --       --       --       --       --       --         --       --        --        --
           --       --       --       --       --       --         --       --        --        --


       $   34  $    96   $  144   $   71   $   --   $   81    $   137   $  210    $  194    $  176
            4       15       13        7       --        6         12       12        12        13
       $ 7.68  $  6.60   $10.86   $10.53   $   --   $14.44    $ 11.41   $17.09    $15.54    $13.79
        16.4%   (39.3%)    3.1%     5.3%       --    26.6%     (33.2%)   10.0%     12.7%      7.0%
           --       --       --       --       --     2.6%       0.8%     0.8%      0.5%      0.5%


       $2,559  $ 1,885   $2,685   $  788   $  128   $   --    $    --   $   --    $   --    $   --
          253      258      224       68       13       --         --       --        --        --
       $10.09  $  7.30   $11.99   $11.59   $10.04   $   --    $    --   $   --    $   --    $   --
        38.3%   (39.1%)    3.4%    15.5%     0.4%       --         --       --        --        --
           --       --       --       --       --       --         --       --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                          MFS(R)
                                                  NEW DISCOVERY SERIES--
                                                       INITIAL CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $    8    $     5   $    9    $   15    $  596
Units Outstanding..................        1          1        1         1        57
Variable Accumulation Unit Value...   $12.02    $  7.37   $12.14    $11.84    $10.46
Total Return.......................    63.2%     (39.3%)    2.5%     13.2%      5.2%
Investment Income Ratio............       --         --       --        --        --







                                                      MORGAN STANLEY
                                               UIF EMERGING MARKETS EQUITY--
                                                          CLASS I
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   80    $   56    $   40
Units Outstanding..................       --         --        2         2         2
Variable Accumulation Unit Value...   $23.68    $ 13.98   $32.35    $23.19    $17.03
Total Return.......................    69.3%     (56.8%)   39.5%     36.2%     32.9%
Investment Income Ratio............       --         --     0.5%      0.8%      0.6%

SERIES II POLICIES(b)
Net Assets.........................   $  110    $   139   $  572    $   78    $   86
Units Outstanding..................        6         14       25         5         7
Variable Accumulation Unit Value...   $17.10    $ 10.09   $23.32    $16.65    $12.17
Total Return.......................    69.4%     (56.7%)   40.1%     36.8%     21.7%
Investment Income Ratio............       --         --     0.1%      0.7%      0.5%

SERIES III POLICIES(c)
Net Assets.........................   $8,690    $ 3,985   $7,958    $3,353    $1,428
Units Outstanding..................      411        320      278       164        96
Variable Accumulation Unit Value...   $21.16    $ 12.46   $28.72    $20.45    $14.91
Total Return.......................    69.8%     (56.6%)   40.5%     37.1%     33.9%
Investment Income Ratio............       --         --     0.4%      0.8%      0.3%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                            MFS(R)                     MORGAN STANLEY UIF
                     UTILITIES SERIES--                 VALUES SERIES--               EMERGING MARKETS DEBT--
                        INITIAL CLASS                    INITIAL CLASS                        CLASS I
      ------------------------------------------------  ---------------  ------------------------------------------------
        2009      2008      2007      2006      2005          2009         2009      2008      2007      2006      2005
      -------------------------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --        $   --       $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --            --           --         --       --        --        --
       $   --    $    --   $   --    $   --    $   --        $   --       $   --    $    --   $   --    $   --    $   --
           --         --       --        --        --            --           --         --       --        --        --
           --         --       --        --        --            --           --         --       --        --        --


       $  119    $    73   $   28    $   --    $    8        $   --       $   86    $    91   $  132    $  116    $   64
            8          7        2        --         1            --            6          8       10         9         6
       $14.41    $ 10.85   $17.45    $13.64    $12.92        $   --       $14.66    $ 11.29   $13.31    $12.52    $11.33
        32.9%     (37.8%)   27.9%      5.6%     10.0%            --        29.9%     (15.2%)    6.3%     10.5%     13.3%
         4.7%       0.6%     1.3%      4.3%        --            --         7.8%       7.0%     7.3%      8.1%      6.2%


       $1,632    $   973   $1,258    $  621    $   15        $2,198       $1,626    $   907   $  600    $  193    $   16
          102         81       65        41         1           184          102         74       42        14         1
       $16.01    $ 12.02   $19.28    $15.08    $11.49        $11.95       $15.88    $ 12.20   $14.35    $13.47    $12.15
        33.2%     (37.7%)   27.9%     31.3%     14.9%         19.5%        30.2%     (15.0%)    6.5%     10.8%     12.3%
         4.4%       1.5%     0.8%      0.4%        --          1.2%         6.7%       7.7%     7.3%     10.4%      6.6%







       MORGAN STANLEY                                                          NEUBERGER
      UIF U.S. MID-CAP               MORGAN STANLEY UIF                   BERMAN AMT PARTNERS
           VALUE--                   U.S. REAL ESTATE--                       PORTFOLIO--
           CLASS I                         CLASS I                              CLASS I
      ----------------  --------------------------------------------  --------------------------
            2009          2009      2008     2007     2006     2005     2009      2008     2007
      ------------------------------------------------------------------------------------------


           $   --        $   --   $    --  $    --   $   --   $   --   $   --   $    --    $--
               --            --        --       --       --       --       --        --     --
           $   --        $   --   $    --  $    --   $   --   $   --   $   --   $    --    $--
               --            --        --       --       --       --       --        --     --
               --            --        --       --       --       --       --        --     --



           $   --        $  104   $   283  $   466   $  378   $  594   $   --   $    --    $--
               --             6        20       21       14       30       --        --     --
           $   --        $17.78   $ 13.88  $ 22.41   $27.09   $19.67   $   --   $    --    $--
               --         28.0%    (38.0%)  (17.3%)   37.7%    16.8%       --        --     --
               --          2.2%      3.3%     0.9%     0.7%     1.0%       --        --     --


           $  147        $8,454   $ 7,663  $11,399   $5,238   $2,628   $  606   $   288    $--
                9           579       675      622      237      164       77        57     --
           $16.75        $14.61   $ 11.38  $ 18.32   $22.10   $16.01   $ 7.91   $  5.07    $--
            67.5%         28.4%    (37.9%)  (17.1%)   38.0%    17.1%    56.1%    (49.3%)    --
             1.4%          3.1%      3.7%     1.2%     1.1%     0.9%     2.8%      1.0%     --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                        OPPENHEIMER CAPITAL             OPPENHEIMER
                                            APPRECIATION                 CORE BOND
                                            FUND/VA NON-                  FUND/VA
                                          SERVICES SHARES            NON-SERVICE SHARES
                                     -------------------------  ---------------------------
                                       2009     2008     2007     2009     2008      2007
                                     ------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --  $    --    $--     $  --    $    --     $--
Units Outstanding..................       --       --     --        --         --      --
Variable Accumulation Unit Value...   $   --  $    --    $--     $  --    $    --     $--
Total Return.......................       --       --     --        --         --      --
Investment Income Ratio............       --       --     --        --         --      --

SERIES II POLICIES(b)
Net Assets.........................   $   --  $    --    $--     $  --    $    --     $--
Units Outstanding..................       --       --     --        --         --      --
Variable Accumulation Unit Value...   $   --  $    --    $--     $  --    $    --     $--
Total Return.......................       --       --     --        --         --      --
Investment Income Ratio............       --       --     --        --         --      --

SERIES III POLICIES(c)
Net Assets.........................   $   37  $     1    $--     $   1    $     1     $--
Units Outstanding..................        4       --     --        --         --      --
Variable Accumulation Unit Value...   $ 8.82  $  6.10    $--     $8.12    $  7.44     $--
Total Return.......................    44.5%   (39.0%)    --      9.0%     (25.6%)     --
Investment Income Ratio............     0.2%       --     --        --         --      --





                                                        PIMCO
                                                    TOTAL RETURN--
                                             ADMINISTRATIVE CLASS SHARES
                                     -------------------------------------------
                                       2009     2008     2007     2006     2005
                                     -------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................  $    --  $    --  $    --  $    --   $   --
Units Outstanding..................       --       --       --       --       --
Variable Accumulation Unit Value...  $    --  $    --  $    --  $    --   $   --
Total Return.......................       --       --       --       --       --
Investment Income Ratio............       --       --       --       --       --

SERIES II POLICIES(b)
Net Assets.........................  $   110  $    --  $    --  $    69   $  217
Units Outstanding..................        9       --       --        7       21
Variable Accumulation Unit Value...  $ 12.03  $ 10.65  $ 10.65  $ 10.56   $10.19
Total Return.......................    13.0%       --     0.9%     3.6%     1.9%
Investment Income Ratio............     5.2%       --     4.7%     4.4%     3.7%

SERIES III POLICIES(c)
Net Assets.........................  $39,016  $29,834  $24,413  $14,366   $8,384
Units Outstanding..................    2,727    2,377    2,039    1,305      790
Variable Accumulation Unit Value...  $ 14.31  $ 12.55  $ 11.97  $ 11.01   $10.60
Total Return.......................    14.1%     4.8%     8.8%     3.8%     2.5%
Investment Income Ratio............     5.2%     4.4%     4.7%     4.3%     3.2%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                            PIMCO                                           PIMCO
                       LOW DURATION--                                   REAL RETURN--
                 ADMINISTRATIVE CLASS SHARES                     ADMINISTRATIVE CLASS SHARES
      ------------------------------------------------  --------------------------------------------
        2009      2008      2007      2006      2005      2009      2008     2007     2006     2005
      ----------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --    $    --   $   --   $   --   $   --   $   --
           --         --       --        --        --         --       --       --       --       --
       $   --    $    --   $   --    $   --    $   --    $    --   $   --   $   --   $   --   $   --
           --         --       --        --        --         --       --       --       --       --
           --         --       --        --        --         --       --       --       --       --


       $   --    $    --   $   --    $   --    $  228    $    55   $    2   $  103   $   90   $  137
           --         --       --        --        23          4       --        9        9       13
       $10.12    $ 10.12   $10.12    $10.12    $10.08    $ 12.53   $10.61   $11.50   $10.42   $10.37
           --         --       --      0.5%      0.8%      18.1%    (7.8%)   10.4%     0.5%     1.8%
           --         --       --      3.9%      2.9%       3.7%     3.8%     4.7%     4.2%     2.9%


       $1,892    $ 1,318   $  415    $  264    $   58    $11,006   $5,606   $4,776   $2,622   $1,237
          148        117       37        25         6        864      520      412      250      119
       $12.77    $ 11.27   $11.31    $10.54    $10.11    $ 12.69   $10.72   $11.59   $10.48   $10.40
        13.3%      (0.4%)    7.4%      4.3%      1.0%      18.4%    (7.5%)   10.7%     0.7%     2.1%
         3.5%       4.0%     4.8%      4.1%      1.8%       3.0%     3.5%     4.6%     4.2%     3.1%





                                              PIMCO VIT
                                             GLOBAL BOND
                     PIMCO                   PORTFOLIO--                         ROYCE
               U.S. GOVERNMENT--           ADMINISTRATIVE                MICRO-CAP PORTFOLIO--
          ADMINISTRATIVE CLASS SHARES       CLASS SHARES                   INVESTMENT CLASS
      -----------------------------------  --------------  ------------------------------------------------
        2009      2008     2007     2006        2009         2009      2008      2007      2006      2005
      -----------------------------------------------------------------------------------------------------


       $   --    $   --   $   --   $   --      $   --       $   --    $    --   $   --    $   --    $   --
           --        --       --       --          --           --         --       --        --        --
       $   --    $   --   $   --   $   --      $   --       $   --    $    --   $   --    $   --    $   --
           --        --       --       --          --           --         --       --        --        --
           --        --       --       --
           --        --       --       --          --           --


       $   --    $   --   $   --   $   --      $   --       $   48    $    31   $  338    $  405    $  156
           --        --       --       --          --            4          4       22        27        13
       $   --    $   --   $   --   $   --      $   --       $13.71    $  8.70   $15.37    $14.82    $12.25
           --        --       --       --          --        57.6%     (43.4%)    3.7%     20.9%     11.3%
           --        --       --       --
           --        --     0.9%     1.3%        0.3%         0.7%


       $  108    $  100   $   43   $  579      $   85       $2,238    $ 1,567   $3,369    $1,722    $  642
            8         7        4       54           8          161        178      218       116        52
       $13.35    $13.97   $11.91   $10.64      $11.31       $13.89    $  8.79   $15.49    $14.90    $12.29
        (4.4%)    17.3%    11.9%       --       13.1%        58.0%     (43.3%)    4.0%     21.2%     11.6%
         3.7%      3.8%       --     4.0%        3.0%           --       2.8%     1.7%      0.3%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                           ROYCE
                                                   SMALL-CAP PORTFOLIO--
                                                     INVESTMENT CLASS
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $10.50    $ 10.50   $10.50    $10.50    $   --
Total Return.......................       --         --       --      5.0%        --
Investment Income Ratio............       --         --       --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $7,162    $ 5,087   $3,797    $1,546    $  187
Units Outstanding..................      634        609      331       132        18
Variable Accumulation Unit Value...   $11.29    $  8.35   $11.47    $11.72    $10.15
Total Return.......................    35.2%     (27.2%)   (2.1%)    15.4%      1.5%
Investment Income Ratio............       --       1.0%     0.1%      0.1%        --







                                                       T. ROWE PRICE
                                                         INDEX 500
                                                         PORTFOLIO
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES III POLICIES(c)
Net Assets.........................   $  393    $   373   $  442    $  347    $   24
Units Outstanding..................       39         46       34        28         2
Variable Accumulation Unit Value...   $10.13    $  8.03   $12.82    $12.20    $10.57
Total Return.......................    26.1%     (37.4%)    5.1%     15.4%      5.7%
Investment Income Ratio............     1.9%       2.1%     1.7%      2.4%      2.4%



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------




                        T. ROWE PRICE                                     T. ROWE PRICE
                      BLUE CHIP GROWTH                                    EQUITY INCOME
                          PORTFOLIO                                         PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------

       $   --    $    --   $   --    $   --    $   --    $   385   $   405   $   658   $   659   $  460
           --         --       --        --        --         27        36        37        38       32
       $   --    $    --   $   --    $   --    $   --    $ 14.06   $ 11.23   $ 17.64   $ 17.20   $14.56
           --         --       --        --        --      25.2%    (36.3%)     2.5%     18.1%     3.2%
           --         --       --        --        --       2.0%      2.3%      1.7%      1.7%     1.5%


       $   --    $    --   $   --    $  141    $  241    $   881   $ 1,078   $ 2,152   $ 1,681   $2,588
           --         --       --        11        21         72       111       141       113      207
       $12.64    $ 12.64   $12.64    $12.31    $11.25    $ 12.18   $  9.72   $ 15.26   $ 14.81   $12.48
           --         --     2.7%      9.4%      5.7%      25.3%    (36.3%)     3.0%     18.7%     3.7%
           --         --       --      0.2%      0.1%       2.0%      2.3%      1.8%      1.6%     1.6%


       $8,659    $ 6,092   $8,877    $7,222    $8,056    $16,988   $14,562   $20,879   $12,882   $8,428
          738        738      618       567       694      1,487     1,604     1,467       934      727
       $11.74    $  8.25   $14.36    $12.73    $11.61    $ 11.42   $  9.09   $ 14.23   $ 13.78   $11.59
        42.2%     (42.5%)   12.7%      9.7%      5.9%      25.6%    (36.1%)     3.3%     19.0%     3.9%
           --       0.1%     0.5%      0.3%      0.1%       2.0%      2.4%      1.8%      1.6%     1.4%







                        T. ROWE PRICE                                     T. ROWE PRICE
                     INTERNATIONAL STOCK                                LIMITED-TERM BOND
                          PORTFOLIO                                         PORTFOLIO
      ------------------------------------------------  ------------------------------------------------
        2009      2008      2007      2006      2005      2009      2008      2007      2006      2005
      --------------------------------------------------------------------------------------------------


       $   --    $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --         --       --        --        --        --        --        --        --        --
       $   --    $    --   $   --    $   --    $   --    $   --    $   --    $   --    $   --    $   --
           --         --       --        --        --        --        --        --        --        --
           --         --       --        --        --        --        --        --        --        --


       $  489    $   284   $  477    $  377    $  275    $   52    $  124    $  121    $  101    $   93
           36         32       27        24        21         4        10        10         9         9
       $13.59    $  8.94   $17.47    $15.50    $13.04    $12.92    $11.96    $11.80    $11.22    $10.80
        52.0%     (48.8%)   12.8%     18.8%     15.7%      8.0%      1.3%      5.2%      3.8%      1.5%
         3.1%       2.4%     1.6%      1.4%      1.8%      3.5%      4.0%      4.3%      4.0%      3.5%


       $1,610    $   736   $1,672    $  905    $  375    $2,392    $1,862    $1,604    $  873    $  325
          118         82       96        58        29       194       163       143        82        32
       $13.64    $  8.95   $17.45    $15.44    $12.96    $12.35    $11.41    $11.23    $10.65    $10.23
        52.4%     (48.7%)   13.0%     19.1%     16.0%      8.3%      1.6%      5.5%      4.1%      1.8%
         2.8%       2.0%     1.7%      0.9%      1.3%      3.4%      4.0%      4.2%      3.8%      3.0%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------




                                                       T. ROWE PRICE
                                                    NEW AMERICA GROWTH
                                                         PORTFOLIO
                                     ------------------------------------------------
                                       2009      2008      2007      2006      2005
                                     ------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --    $   --
Total Return.......................       --         --       --        --        --
Investment Income Ratio............       --         --       --        --        --

SERIES II POLICIES(b)
Net Assets.........................   $   --    $    --   $  247    $  295    $   75
Units Outstanding..................       --         --       18        24         7
Variable Accumulation Unit Value...   $14.07    $ 14.07   $13.85    $12.22    $10.64
Total Return.......................       --       1.6%    13.3%     14.9%      6.4%
Investment Income Ratio............       --         --       --      0.1%        --

SERIES III POLICIES(c)
Net Assets.........................   $2,355    $ 1,886   $2,665    $1,011    $  449
Units Outstanding..................      193        232      202        87        42
Variable Accumulation Unit Value...   $12.18    $  8.13   $13.17    $11.58    $10.79
Total Return.......................    49.8%     (38.2%)   13.8%      7.3%      4.5%
Investment Income Ratio............       --         --       --      0.1%        --







                                                          VAN ECK
                                                  WORLDWIDE MULTI-MANAGER                       VAN ECK WIT
                                                       ALTERNATIVES                         WORLDWIDE BOND FUND
                                     ------------------------------------------------  ----------------------------
                                       2009      2008      2007      2006      2005      2009      2008      2007
                                     ------------------------------------------------------------------------------

SERIES I POLICIES(a)
Net Assets.........................   $   --    $    --   $   --    $   --     $  --    $   --    $   --    $   --
Units Outstanding..................       --         --       --        --        --        --        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --     $  --    $   --    $   --    $   --
Total Return.......................       --         --       --        --        --        --        --        --
Investment Income Ratio............       --         --       --        --        --        --        --        --


SERIES II POLICIES(b)
Net Assets.........................   $   --    $    --   $   --    $   --     $  --    $   27    $   --    $   --
Units Outstanding..................       --         --       --        --        --         2        --        --
Variable Accumulation Unit Value...   $   --    $    --   $   --    $   --     $  --    $11.23    $   --    $   --
Total Return.......................       --         --       --        --        --     12.3%        --        --
Investment Income Ratio............       --         --       --        --        --        --        --        --


SERIES III POLICIES(c)
Net Assets.........................   $  188    $   296   $  306    $  244     $  75    $   13    $    4    $   --
Units Outstanding..................       17         31       27        23         8         1        --        --
Variable Accumulation Unit Value...   $11.11    $  9.76   $11.23    $10.79     $9.93    $11.27    $10.63    $10.26
Total Return.......................    13.9%     (13.1%)    4.1%      8.7%      0.2%      6.0%      3.6%        --
Investment Income Ratio............     0.4%       0.1%     0.6%        --        --      2.3%      1.5%        --



Not all Investment Divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

For the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(b) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
(c) Expenses as a percent of net assets are .25%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.

                                                 NYLIAC CSVUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------




                        T. ROWE PRICE
                 PERSONAL STRATEGY BALANCED                        VAN ECK
                          PORTFOLIO                         WORLDWIDE HARD ASSETS
      ------------------------------------------------  ----------------------------
        2009      2008      2007      2006      2005      2009      2008      2007
      ------------------------------------------------------------------------------


       $    --   $    --   $    --   $    --   $   --    $   --    $    --     $--
            --        --        --        --       --        --         --      --
       $    --   $    --   $    --   $    --   $   --    $   --    $    --     $--
            --        --        --        --       --        --         --      --
            --        --        --        --       --        --         --      --



       $    --   $    --   $    --   $    --   $   --    $   --    $    --     $--
            --        --        --        --       --        --         --      --
       $    --   $    --   $    --   $    --   $   --    $   --    $    --     $--
            --        --        --        --       --        --         --      --
            --        --        --        --       --        --         --      --



       $25,168   $16,427   $13,558   $19,466   $7,790    $  152    $    16     $--
         1,941     1,675       969     1,497      670        20          3      --
       $ 12.96   $  9.81   $ 13.99   $ 13.00   $11.62    $ 7.46    $  4.74     $--
         32.1%    (29.9%)     7.6%     11.9%     6.4%     57.5%     (52.6%)     --
          2.1%      2.6%      2.1%      2.3%     1.6%      0.1%         --      --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Corporate Sponsored Variable Universal Life Separate Account-I Policyowners:


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Corporate Sponsored Variable Universal Life Separate Account-I as of December 31, 2009, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the funds, provide a reasonable basis for our opinion.

(/s/ PricewaterhouseCoopers LLP)
PricewaterhouseCoopers LLP
New York, New York
February 17, 2010

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2009 AND 2008

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                -----------------
                                                                  2009      2008
                                                                -------   -------
                                                                  (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $449 in 2009
     and $1,152 in 2008)......................................  $57,248   $41,308
  Trading securities..........................................       43        52
Equity securities, at fair value
  Available-for-sale..........................................       47     1,133
Mortgage loans................................................    5,779     5,653
Policy loans..................................................      807       750
Securities purchased under agreements to resell...............      172       185
Other investments.............................................    2,014     1,515
                                                                -------   -------
     Total investments........................................   66,110    50,596
Cash and cash equivalents.....................................      487       907
Deferred policy acquisition costs.............................    4,041     4,667
Interest in annuity contracts.................................    4,858     4,716
Amounts recoverable from reinsurer............................    6,924     6,604
Other assets..................................................      971     1,847
Separate account assets.......................................   16,089    12,881
                                                                -------   -------
     Total assets.............................................  $99,480   $82,218
                                                                =======   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $56,268   $48,766
Future policy benefits........................................    5,292     3,733
Policy claims.................................................      237       193
Obligations under structured settlement agreements............    4,858     4,716
Amounts payable to reinsurer..................................    5,941     5,686
Other liabilities.............................................    2,975     2,253
Separate account liabilities..................................   16,089    12,881
                                                                -------   -------
     Total liabilities........................................   91,660    78,228
                                                                -------   -------
STOCKHOLDER'S EQUITY
Capital stock --- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................       25        25
Additional paid in capital....................................    3,628     2,628
Accumulated other comprehensive income........................      111    (2,137)
Retained earnings.............................................    4,056     3,474
                                                                -------   -------
     Total stockholder's equity...............................    7,820     3,990
                                                                -------   -------
     Total liabilities and stockholder's equity...............  $99,480   $82,218
                                                                =======   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2009     2008     2007
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,797   $1,374   $  855
  Fees-universal life and annuity policies................     635      619      601
  Net investment income...................................   3,265    2,755    2,578
  Net investment losses
     Total other-than-temporary impairments on fixed
       maturity securities................................    (397)    (331)     (51)
     Total other-than-temporary impairments on fixed
       maturity securities recognized in accumulated other
       comprehensive income...............................     241       --       --
  All other net investment gains (losses), net............      71      (75)     (15)
                                                            ------   ------   ------
     Total net investment losses..........................     (85)    (406)     (66)
  Net revenue from reinsurance............................     145      206      206
  Other income............................................      41       35       36
                                                            ------   ------   ------
     Total revenues.......................................   5,798    4,583    4,210
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,068    2,141    1,781
  Increase in liabilities for future policy benefits......   1,480    1,225      777
  Policyholder benefits...................................     502      349      204
  Operating expenses......................................     954      900      963
                                                            ------   ------   ------
     Total expenses.......................................   5,004    4,615    3,725
                                                            ------   ------   ------
  Income (loss) before income taxes.......................     794      (32)     485
  Income tax expense (benefit)............................     260      (63)     159
                                                            ------   ------   ------
NET INCOME................................................  $  534   $   31   $  326
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                         -------------------------------
                                                                          NET UNREALIZED
                                                                          GAINS (LOSSES)
                                                                           ON OTHER-THAN
                                                               NET          TEMPORARILY
                                            ADDITIONAL     UNREALIZED     IMPAIRED FIXED                  TOTAL
                                  CAPITAL     PAID IN      INVESTMENT        MATURITY      RETAINED   STOCKHOLDER'S
                                   STOCK      CAPITAL    GAINS (LOSSES)     INVESTMENTS    EARNINGS       EQUITY
                                  -------   ----------   --------------   --------------   --------   -------------
BALANCE AT JANUARY 1, 2007......    $25       $1,410         $    77           $ --         $3,117       $ 4,629
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               326           326
                                                                                                         -------
     Unrealized investment
       gains, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                                  18                                          18
                                                                                                         -------
  Other comprehensive income....                                                                              18
                                                                                                         -------
Total comprehensive income......                                                                             344
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2007....     25        1,410              95             --          3,443         4,973
                                                                                                         -------
Comprehensive income:
  Net income....................                                                                31            31
                                                                                                         -------
     Unrealized investment
       losses, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                              (2,232)                                     (2,232)
                                                                                                         -------
  Other comprehensive loss......                                                                          (2,232)
                                                                                                         -------
Total comprehensive loss........                                                                          (2,201)
                                                                                                         -------
  Capital Contribution..........               1,218                                                       1,218
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2008....     25        2,628          (2,137)            --          3,474         3,990
  Cumulative effect of change in
     accounting principle, net
     of related offsets and
     income tax.................                                 (40)            (8)            48            --
                                    ---       ------         -------           ----         ------       -------
BALANCE AT JANUARY 1, 2009, AS
  ADJUSTED......................     25        2,628          (2,177)            (8)         3,522         3,990
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               534           534
                                                                                                         -------
     Unrealized investment gains
       (losses), net of related
       offsets, reclassification
       adjustments and income
       taxes....................                               2,360            (64)                       2,296
                                                                                                         -------
  Other comprehensive income....                                                                           2,296
                                                                                                         -------
Total comprehensive income......                                                                           2,830
                                                                                                         -------
  Capital Contribution..........               1,000                                                       1,000
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2009....    $25       $3,628         $   183           $(72)        $4,056       $ 7,820
                                    ===       ======         =======           ====         ======       =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2009       2008       2007
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    534   $     31   $    326
  Adjustments to reconcile net income to net cash
     provided by operating activities:
     Depreciation and amortization......................       (26)        10         34
     Net capitalization of deferred policy acquisition
       costs............................................      (403)      (324)      (128)
     Annuity and universal life fees....................      (529)      (489)      (455)
     Interest credited to policyholders' account
       balances.........................................     2,068      2,141      1,781
     Net investment losses..............................        85        406         66
     Equity in earnings of limited partnerships.........       (25)        65          1
     Deferred income taxes..............................        53        104          1
     Net revenue from intercompany reinsurance..........       (35)       (74)       (45)
     Net change in unearned revenue liability...........        42         36         30
     Changes in:
       Other assets and other liabilities...............        37         23        (67)
       Reinsurance recoverables and payables............         9         38         10
       Policy claims....................................        44         10         27
       Future policy benefits...........................     1,482      1,233        781
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,336      3,210      2,362
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    19,826     16,084     12,765
     Maturity of available-for-sale fixed maturities....     1,176      1,217        997
     Sale of equity securities..........................     1,526         51         67
     Repayment of mortgage loans........................       625        491        449
     Sale of other investments..........................       109        129        181
     Sale of trading securities.........................        16         17         73
     Securities purchased under agreements to resell....        13        497       (305)
  Cost of:
     Available-for-sale fixed maturities acquired.......   (31,912)   (23,354)   (15,147)
     Equity securities acquired.........................      (369)      (241)        (5)
     Cash collateral paid on derivatives................        13        (12)        (2)
     Mortgage loans acquired............................      (803)      (936)    (1,468)
     Acquisition of other investments...................      (633)      (994)      (278)
     Acquisition of trading securities..................        --        (10)       (64)
  Policy loans (net)....................................       (57)       (47)       (51)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........   (10,470)    (7,108)    (2,788)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................    10,396      9,509      5,467
     Withdrawals........................................    (4,415)    (4,973)    (4,809)
     Net transfers to the separate accounts.............       (29)      (307)      (544)
  (Decrease) increase in loaned securities..............      (736)      (460)       642
  Securities sold under agreements to repurchase (net)..       499         34          2
  Net proceeds (paydowns) from debt.....................        65         --         (1)
  Change in book and bank overdrafts....................       (22)        29        (19)
  Net distribution to limited partner...................        --         --         (7)
  Cash collateral received on derivatives...............        79         69          5
  Cash contribution from parent.........................       877         11         --
                                                          --------   --------   --------
          NET CASH PROVIDED BY FINANCING ACTIVITIES.....     6,714      3,912        736
                                                          --------   --------   --------
Net (decrease) increase in cash and cash equivalents....      (420)        14        310
                                                          --------   --------   --------
Cash and cash equivalents, beginning of year............       907        893        583
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    487   $    907   $    893
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2009, 2008 AND 2007

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company"), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life's agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company had also marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 10 -- Reinsurance.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies, as well as variable interest entities in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

     The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note 17 -- Statutory Financial Information for further discussion).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

  INVESTMENTS

     Investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in accumulated other comprehensive income ("AOCI"), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from a bank or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


acquisition), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA at date of acquisition, certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment losses in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The cost basis of fixed maturities and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

     Factors considered in evaluating whether a decline in value is other than temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its other-than temporary impairment ("OTTI") analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

     With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity's cost and its fair value is recognized in earnings only when either the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings ("credit loss") for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") would be recognized in other comprehensive income (loss) ("OCI"). The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

     The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, and the financial condition of the issuer(s), credit enhancements and other third party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

     The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the estimated fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general allowance is based on the Company's historical loss experience and other factors for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives, real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs.

     In many cases, investment in limited partnerships and limited liability companies qualify as investment companies and apply specialized accounting practices, which results in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains the specialized accounting practice in consolidation. For such consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For such limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Collateralized third party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected residual returns) or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


(ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both, the Company is deemed to be the VIE's "primary beneficiary" and is required to consolidate the VIE. The Company's investment in VIEs is discussed in Note 4 -- Investments.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company's policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS ("DAC")

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

     For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written off immediately through income and only new deferrable expenses associated with the replacements, are deferred. DAC written off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment losses in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires is sold, terminated, or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2009 and 2008, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges primarily hedge fixed maturity securities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions. For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains (losses) that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains and losses and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     For further information on the Company's derivative instruments and related hedged items and their effect on the Company's financial position, financial performance and cash flows see Note 12 -- Derivative Financial Instruments and Risk Management.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts.

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6 -- Policyholders' Liabilities.

  DEBT

     Debt is generally carried at unpaid principal balance. See Note 15 -- Fair Value Measurements for discussion on the fair value of debt.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC"), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2009 and 2008, all separate account assets are stated at fair value. The liability at December 31, 2009 and 2008 represents the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, sales inducements and receivable from affiliates. Other liabilities consist primarily of collateral received on securities loaned, amounts payable for undelivered securities, payables to affiliates, net deferred tax liabilities and debt.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments. The Company did not have any excess profit for the years ended December 31, 2009, 2008 and 2007.

     Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain, and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than 50 percent likely of being realized upon

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


settlement. Unrecognized tax benefits are included within other liabilities, and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  FAIR VALUE MEASUREMENTS

     For fair values of various assets and liabilities refer to Note 15 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     The securities and credit markets have been experiencing extreme volatility and disruption and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Certain of these investments lack liquidity, such as privately placed fixed income securities and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company was to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

     In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company's general account investments.

     During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of the Company's life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

     Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

     Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are to a large extent based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Risk-Based Capital, or RBC ratio, is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest-rate risk and general business risks. A continuation or worsening of the disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio. To the extent the Company's statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially capital from New York Life.

  THE COMPANY FACES SIGNIFICANT COMPETITION.

     The Company faces strong competition in its Life Insurance and Agency and Retirement Income Security businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

     New York Life's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company's ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

  SIGNIFICANT ESTIMATES

     The development of policy reserves and DAC for the Company's products requires management to make estimates and assumptions regarding mortality, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, expense, persistency and investment

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience. Actual results could differ from those estimates, which may result in an accelerated amortization of DAC or additional reserves. Management monitors actual experience and, where circumstances warrant, revises its assumptions and the related estimates for policy reserves and DAC where required by GAAP.

  REGULATORY DEVELOPMENTS IN THE MARKETS IN WHICH THE COMPANY OPERATES COULD AFFECT THE COMPANY'S BUSINESS.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities, and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("noncredit loss") is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost or amortized cost and its fair value with a corresponding charge to earnings.

     Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also prior to the adoption of this guidance the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the noncredit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

     In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company's adoption of this guidance effective December 31, 2009 did not have an impact on the Company's consolidated financial position or results of operations.

     In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification as the source of authoritative GAAP to be applied by nongovernmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

     In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The Company will adopt this guidance effective January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

     In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a qualifying special-purpose entity ("QSPE") from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of variable interest entities to qualifying special-purpose entities. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company will adopt this guidance effective January 1, 2010. The Company is currently assessing the impact of this guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company's adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 -- Subsequent Events.

     In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (i) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities and (ii) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements. This guidance is effective for interim and annual reporting periods ending after June 15, 2009 with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance, effective January 1, 2009, however, it did not have a material impact on the Company's consolidated financial position or results of operations. The Company has incorporated all of the material required disclosures in its consolidated financial statements in Note 15 -- Fair Value Measurements.

     Effective January 1, 2009, the Company adopted guidance on disclosures about derivative instruments and hedging. This guidance requires enhanced qualitative disclosure about objectives and strategies for using derivatives, quantitative disclosures about fair value of amounts of and gains and losses on derivatives instruments and disclosures about credit risk-related contingent features in derivative agreements. The enhanced disclosures required by this guidance are included in Note 12 -- Derivative Financial Instruments and Risk Management.

     In September 2008, the FASB issued authoritative guidance related to derivatives and hedging which, requires sellers of credit derivatives and certain guarantees to disclose (a) the nature of the credit derivative, the reason(s) for entering into the credit derivative, approximate term, performance triggers, and the current status of the performance risk; (b) the undiscounted maximum potential amount of future payments the seller could be required to make before considering any recoveries from recourse provisions or collateral; (c) the credit derivative's fair value; (d) the nature of any recourse provisions and any collateral assets held to ensure performance. This guidance also requires the above disclosures for hybrid instruments that contain embedded derivatives and disclosure of the current status of the guarantee's performance risk. This guidance is effective for the Company's 2008 annual consolidated financial statements. See Note 12 -- Derivative Financial Instruments and Risk Management, for additional disclosures of contracts where the Company participates as the seller of credit derivatives.

     In February 2008, the FASB issued authoritative guidance which delayed the effective date of guidance related to fair value measurements and disclosures to fiscal years beginning after November 15, 2008 for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted this guidance effective January 1, 2009. See Note 15 -- Fair Value Measurements for more information on fair value measurements.

     In January 2008, the FASB issued authoritative guidance with respect to the conditions that must be met in order to apply the shortcut method for assessing hedge effectiveness. This guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance did not have an impact on the Company's consolidated financial position or results of operations.

     In February 2008, the FASB issued authoritative guidance related to recognition and de-recognition for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. This guidance is effective for fiscal years beginning after November 15, 2008. This guidance is to be applied prospectively to new transactions entered into after the adoption date. This guidance did not impact the Company's consolidated financial statements upon adoption effective January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In April 2007, the FASB issued authoritative guidance, which permitted companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. The Company's adoption of this guidance, effective January 1, 2008, did not have an effect on the Company's consolidated financial position or results of operations.

     In February 2007, the FASB issued authoritative guidance related to fair value option. This guidance permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. A company should report unrealized gains and losses on items for which the fair value option has been elected in earnings. This guidance also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The Company did not elect the fair value option for any financial assets or financial liabilities.

     In September 2006, the FASB issued authoritative guidance related to fair value measurements and disclosures. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures around fair value measurements. This guidance does not require any new fair value measurements, but the application of this guidance could change current practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 15 -- Fair Value Measurements for more information on fair value measurements.

     In July 2006, the FASB issued authoritative guidance that prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. This guidance is effective for fiscal years beginning after December 15, 2006. On February 1, 2008 the FASB issued additional guidance which delayed the effective date for non-public entities to periods beginning after December 15, 2007 with early adoption permitted. The Company early adopted this guidance as of January 1, 2007. The cumulative effect of the adoption of this guidance as of January 1, 2007, resulted in a decrease to retained earnings and an increase to the Company's tax liability of $39 million.

     In February 2006, the FASB issued authoritative guidance which removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. This guidance also provides an irrevocable election to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, on an instrument-by-instrument basis, rather than measuring only the embedded derivative on a fair value basis. The Company has used the exception for investments made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests is required to be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption date of the new guidance. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's consolidated financial statements. The Company elected to measure at fair value certain financial instruments that contained an embedded derivative that would otherwise require bifurcation. These amounts were included in fixed maturities -- trading securities in the accompanying Consolidated Balance Sheet and totaled $64 million at December 31, 2007.

     In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued authoritative guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. This guidance defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This guidance is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Under this guidance, exchanges of deferred annuity contracts are generally considered substantially unchanged contracts and DAC is not written off. Prior to the adoption of this guidance, the Company accounted for exchanges of deferred annuities as replacements and wrote off the DAC. The Company adopted this guidance on January 1, 2007, which resulted in an increase to retained earnings of $13 million, net of income taxes.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2009 and 2008, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2009                  2008
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 1,754    $ 1,788    $ 1,485    $ 1,464
Due after one year through five years....    13,799     14,367     12,417     11,626
Due after five years through ten years...    11,712     12,045      9,217      8,066
Due after ten years......................     5,057      5,141      4,213      4,039
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................       816        835        671        690
  Residential mortgage-backed
     securities..........................    15,765     15,258     10,549      9,706
  Commercial mortgage-backed securities..     5,070      4,905      4,896      3,856
  Other asset-backed securities..........     2,957      2,899      2,009      1,803
Redeemable preferred securities..........         9         10         76         58
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $56,939    $57,248    $45,533    $41,308
                                            =======    =======    =======    =======



     At December 31, 2009 and 2008, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

                                                              2009
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  corporations and agencies......   $ 3,035      $   33       $   69       $ 2,999     $  --
U.S. agencies, state and
  municipal......................       715          19            9           725        --
Foreign governments..............       731          55            4           782        --
U.S. corporate...................    22,584       1,006          241        23,349        --
Foreign corporate................     6,073         303           55         6,321        --
Residential mortgage-backed
  securities.....................    15,765         346          853        15,258      (205)
Commercial mortgage-backed
  securities.....................     5,070          91          256         4,905        (5)
Asset-backed securities(2).......     2,957          53          111         2,899        (8)
Redeemable preferred securities..         9           1           --            10        --
                                    -------      ------       ------       -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $56,939      $1,907       $1,598       $57,248     $(218)
                                    =======      ======       ======       =======     =====



--------

(1) Represents the amount of OTTI losses in AOCI, which starting January 1, 2009, was not included in earnings pursuant to authoritative guidance. Amount excludes $40 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(2)  Includes auto loans, credit cards, education loans and other asset types.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              2008
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE     AOCI
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  corporations and agencies......   $ 2,432       $148        $    5       $ 2,575      $--
U.S. agencies, state and
  municipal......................       308          8            10           306       --
Foreign governments..............       577         87            14           650       --
U.S. corporate...................    19,636        235         2,094        17,777
Foreign corporate................     5,049         38           510         4,577       --
Residential mortgage-backed
  securities.....................    10,549        237         1,080         9,706
Commercial mortgage-backed
  securities.....................     4,897          4         1,045         3,856       --
Asset-backed securities(1).......     2,009          6           212         1,803       --
Redeemable preferred securities..        76         --            18            58       --
                                    -------       ----        ------       -------      ---
  TOTAL AVAILABLE-FOR-SALE.......   $45,533       $763        $4,988       $41,308      $--
                                    =======       ====        ======       =======      ===



--------

(1)  Includes auto loans, credit cards, education loans and other asset types.

     At December 31, 2009 and 2008, the Company had $313 million and $10 million, respectively, in contractual obligations to acquire additional private placement securities.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

     Investments in bonds that have been non-income producing for the last twelve months totaled $2 million and less than $1 million at December 31, 2009 and 2008, respectively. These investments have been deemed other than temporarily impaired.

  EQUITY SECURITIES

     At December 31, 2009 and 2008, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                            COST       GAINS       LOSSES     FAIR VALUE
                                           ------   ----------   ----------   ----------
2009.....................................  $   36       $11          $--        $   47
2008.....................................  $1,096       $39          $ 2        $1,133


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

     At December 31, 2009 and 2008, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $161 million and $109 million, respectively, at fixed and floating interest rates ranging from 3.92% to 7.13% in 2009, and fixed and floating interest rates ranging from 2.28% to 7.00% in 2008. These commitments are diversified by property type and geographic region.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2009 and 2008, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2009               2008
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,736     30.0%   $1,637     29.0%
  Retail facilities...........................    1,182     20.5%      986     17.4%
  Industrial..................................    1,111     19.2%      905     16.0%
  Apartment buildings.........................      853     14.8%      931     16.5%
  Residential.................................      840     14.5%    1,134     20.1%
  Other.......................................       57      1.0%       60      1.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,779    100.0%   $5,653    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  Central.....................................   $1,511     26.1%   $1,574     27.9%
  Pacific.....................................    1,386     24.0%    1,508     26.7%
  South Atlantic..............................    1,410     24.4%    1,251     22.1%
  Middle Atlantic.............................    1,176     20.4%    1,093     19.3%
  New England.................................      296      5.1%      227      4.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,779    100.0%   $5,653    100.0%
                                                 ======    =====    ======    =====



     The activity in the mortgage loan specific and general reserves as of December 31, 2009, 2008 and 2007 is summarized below (in millions):

                                                           2009   2008   2007
                                                           ----   ----   ----
Beginning balance........................................   $13    $ 9    $7
Additions charged to operations..........................    43      4     2
Direct writedowns........................................    (2)    --    --
                                                            ---    ---    --
ENDING BALANCE...........................................   $54    $13    $9
                                                            ===    ===    ==


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  OTHER INVESTMENTS

     The components of other investments as of December 31, 2009 and 2008 were as follows (in millions):

                                                             2009     2008
                                                            ------   ------
New York Life Short Term Fund.............................  $  968   $  698
Collateralized third party loans..........................     351      353
Limited partnerships/Limited liability companies..........     312      320
Derivatives...............................................     230      118
Investments, at fair value, of consolidated investment
  company.................................................     137       --
Other invested assets.....................................      16       26
                                                            ------   ------
  TOTAL OTHER INVESTMENTS.................................  $2,014   $1,515
                                                            ======   ======



     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC ("NYL Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $2 million and $8 million for the years ended December 31, 2009 and 2008, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

     Unfunded commitments on limited partnerships, limited liability companies and collateralized third party loans amounted to $181 million and $671 million at December 31, 2009 and 2008, respectively.

     Investments, at fair value, of consolidated investment company consist primarily of fixed maturities.

     There was no accumulated depreciation on real estate for December 31, 2009 or 2008. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the years ended December 31, 2008 and 2007 totaled less than $1 million and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income.

  VIES

     The Company may invest in debt or equity securities issued by certain asset-backed investment vehicles (commonly referred to as collateralized debt obligations, or "CDOs"). CDOs raise capital by issuing debt and equity securities, and use the proceeds to purchase investments, typically interest-bearing financial instruments. The Company's maximum exposure to loss resulting from its relationship with the CDOs is limited to its investment in the CDOs.

     The Company generally performed an expected loss/return analysis for those CDOs sponsored by an affiliate to determine whether it was the primary beneficiary in the CDO. Using a Top-Down method, the cash flows are allocated to each variable interest based on seniority for each of the probability weighted cash flow scenarios used to determine an entity's expected losses. The expected losses and expected residual returns of each variable interest holder from each cash flow scenario are then aggregated to determine which party (if any) absorbs the majority of the total expected losses or has the rights to the majority of the total expected residual returns. The Company was determined not to be the primary beneficiary of the VIEs invested in as of December 31, 2009 and 2008. The investments in these CDOs are included in asset-backed securitizations and equity in asset-backed securitizations in the table below.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In addition, in the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company's maximum exposure to loss on these structured investments is limited to the amount of its investment.

     The Company performed a qualitative analysis to determine if the subordination features would result in the Company absorbing a majority of the expected losses of the issuing entity. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

     This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The table below reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of consolidated VIEs. The creditors of these VIEs do not have recourse to the Company in excess of the assets contained within the VIE.

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2009   2008
                                                               ----   ----
Cash.........................................................   $14    $--
Other investments............................................    38     --
                                                                ---    ---
  TOTAL ASSETS OF CONSOLIDATED VIE...........................   $52    $--
                                                                ===    ===
Other liabilities............................................    15     --
                                                                ---    ---
  TOTAL LIABILITIES OF CONSOLIDATED VIE......................   $15    $--
                                                                ===    ===



     The following table presents (in millions) the Company's maximum exposure to loss relating to its investments which are deemed significant variable interests for which the Company is not the primary beneficiary and therefore the investments are not consolidated.

                                                                 MAXIMUM
                                                               EXPOSURE TO
                                                                   LOSS
                                                               -----------
                                                               2009   2008
                                                               ----   ----
Asset-backed securitizations.................................   $12    $22
Private placement structured notes...........................    63     61
Other investments:
  Equity in asset-backed securitizations.....................     1      2
  Limited partnerships.......................................     1      2
                                                                ---    ---
     TOTAL...................................................   $77    $87
                                                                ===    ===



     For VIEs that did not require consolidation, management determined the Company was not the primary beneficiary. Accordingly, these VIEs are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary of these VIEs. Investments in these VIEs represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in the VIEs in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $13 million and $4 million at December 31, 2009 and 2008, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2009, 2008 and 2007 were as follows (in millions):

                                                       2009     2008     2007
                                                      ------   ------   ------
Fixed maturities....................................  $2,869   $2,458   $2,308
Equity securities...................................      18        6        8
Mortgage loans......................................     338      316      271
Policy loans........................................      54       52       48
Other investments...................................      45        1       54
                                                      ------   ------   ------
  Gross investment income...........................   3,324    2,833    2,689
Investment expenses.................................     (59)     (78)    (111)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $3,265   $2,755   $2,578
                                                      ======   ======   ======



     For the years ended December 31, 2009, 2008 and 2007, net investment losses were as follows (in millions):

                                                         2009    2008   2007
                                                        -----   -----   ----
Fixed maturities
  Total OTTI losses...................................  $(397)  $(331)  $(51)
  Portion of loss recognized in AOCI, pre-tax.........    241      --     --
                                                        -----   -----   ----
  Net OTTI losses on fixed maturities recognized in
     earnings.........................................  $(156)  $(331)  $(51)
  All other gains (losses)............................     33     (73)   (18)
                                                        -----   -----   ----
Fixed maturities, net.................................  $(123)  $(404)  $(69)
Equity securities.....................................     98      (8)     1
Mortgage loans........................................    (52)     (4)    (3)
Derivative instruments................................      6      11     10
Other investments.....................................    (14)     (1)    (5)
                                                        -----   -----   ----
  NET INVESTMENT LOSSES...............................  $ (85)  $(406)  $(66)
                                                        =====   =====   ====



     The net gain on fixed maturity trading securities amounted to $6 million for December 31, 2009. For December 31, 2008 and 2007, the net losses on fixed maturity trading securities amounted to $11 million and $4 million, respectively. Trading gains and losses are included in net investment losses in the accompanying Consolidated Statement of Income.

     Realized gains on sales of available-for-sale fixed maturities were $218 million, $131 million and $100 million for the years ended December 31, 2009, 2008 and 2007, respectively; and realized losses were $191 million, $193 million and $114 million, respectively. Realized gains on sales of available-for-sale equity securities were $173 million, $1 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, and realized losses were $71 million, less than $1 million and $0, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Losses from OTTI on equity securities (included in net investment losses on equity securities above) were $4 million, $9 million and less than $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The following tables present the Company's gross unrealized losses and fair values for fixed maturities and equities with, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2009 and 2008 (in millions):

                                                                  2009
                                   -----------------------------------------------------------------
                                       LESS THAN 12           GREATER THAN
                                         MONTHS(1)             12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $ 2,048      $ 68      $   12     $    1     $ 2,060     $   69
  U.S. agencies, state and
     municipal...................      188         3          30          6         218          9
  Foreign governments............       44         1          18          3          62          4
  U.S. corporate.................    2,422        48       2,701        193       5,123        241
  Foreign corporate..............      642        15         509         40       1,151         55
  Residential mortgage-backed
     securities..................    5,218       339       1,887        514       7,105        853
  Commercial mortgage-backed
     securities..................      545        12       2,067        244       2,612        256
  Asset-backed securities........      492        30         394         81         886        111
  Other..........................       --        --          --         --          --         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   11,599       516       7,618      1,082      19,217      1,598
                                   -------      ----      ------     ------     -------     ------
EQUITIES
  Common stock...................        3          *         --         --           3           *
                                   -------      ----      ------     ------     -------     ------
  TOTAL EQUITIES.................        3        --          --         --           3         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL..........................  $11,602      $516      $7,618     $1,082     $19,220     $1,598
                                   =======      ====      ======     ======     =======     ======



--------

*    Unrealized loss is less than $1 million.

(1) The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2008
                                   -----------------------------------------------------------------
                                                              GREATER THAN
                                    LESS THAN 12 MONTHS        12 MONTHS                TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $   156     $    2     $   20     $    3     $   176     $    5
  U.S. agencies, state and
     municipal...................       51          9         11          1          62         10
  Foreign governments............       56         12         14          2          70         14
  U.S. corporate.................    8,373        942      3,625      1,152      11,998      2,094
  Foreign corporate..............    2,621        247        890        263       3,511        510
  Residential mortgage-backed
     securities..................    1,997        590        922        490       2,919      1,080
  Commercial mortgage-backed
     securities..................    2,773        679        798        366       3,571      1,045
  Asset-backed securities........    1,311        130        316         82       1,627        212
  Redeemable preferred
     securities..................       22          7         35         11          57         18
                                   -------     ------     ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   17,360      2,618      6,631      2,370      23,991      4,988
                                   -------     ------     ------     ------     -------     ------
EQUITIES
  Common stock...................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL EQUITIES.................       44          2         --         --          44          2
                                   -------     ------     ------     ------     -------     ------
  TOTAL..........................  $17,404     $2,620     $6,631     $2,370     $24,035     $4,990
                                   =======     ======     ======     ======     =======     ======



     At December 31, 2009, the unrealized loss amount consisted of approximately 2,774 different fixed-maturity securities and 23 equity securities.

     Fixed maturities that were in a continuous unrealized loss position for less than twelve months at December 31, 2009, totaled $516 million or 32% of the Company's total fixed maturities unrealized losses, and securities in a continuous unrealized loss position greater than twelve months totaled $1,082 million or 68% of the Company's total fixed maturities unrealized losses. Of the total amount of fixed maturities unrealized losses, $976 million or 61% is related to unrealized losses on investment grade fixed maturities. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $622 million or 39% of the Company's total fixed maturities unrealized losses at December 31, 2009.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined 20% or more of amortized cost totaled $875 million. The amount of time that each of these securities has continuously been 20% or more below amortized cost consist of $304 million for 6 months or less, $72 million for greater than 6 months through 12 months and $499 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative "money-good" analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than no that it would not be required to sell the security before its anticipated recovery.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Corporate Bonds. U.S. Corporate securities with a fair value below 80% of the security's amortized cost totaled $54 million or 3% of the total unrealized losses on fixed maturities. Foreign corporate securities with a fair value below 80% of the security's amortized cost totaled $7 million or less than 1% of the total unrealized loss on fixed maturities. The overall improvement in the Company's fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Finance ($12 million), Gaming and Leisure ($11 million), Banks ($10 million), Real Estate Investment Trusts ("REITs") ($9 million) and Utilities ($8 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Residential mortgage-backed securities that were priced below 80% of the security's amortized cost represented $632 million or 74% of total unrealized losses on residential mortgage-backed securities. Commercial mortgage-backed securities that were priced below 80% of the security's amortized cost represented $95 million or 37% of total unrealized losses on commercial mortgage-backed securities. The majority of the Company's residential and commercial holdings (approximately 88% and 99%, respectively) are investment grade and management believes all transactions remain well collateralized. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery in value, the Company did not consider these investments to be other than temporarily impaired.

     Asset-Backed Securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other than temporary impairments based on facts and circumstances and in accordance with the Company's impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $75 million or 68% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value, therefore the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment losses in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in OCI at December 31, 2009, 2008 and 2007 are as follows (in millions):

                                                        2009     2008    2007
                                                       -----   -------   ----
Fixed maturity securities, available for sale-all
  other..............................................  $ 488   $(4,225)  $186
Fixed maturity securities on which an OTTI loss has
  been recognized....................................   (179)       --     --
                                                       -----   -------   ----
  Total fixed maturity securities....................    309    (4,225)   186
Equity securities, available for sale................     11        37      3
Derivatives designed as cash flow hedges.............    (10)       33     (2)
Other investments....................................     (2)       (3)   (10)
                                                       -----   -------   ----
  Subtotal...........................................    308    (4,158)   177
Amounts recognized for:
  Policyholders' account balances and future policy
     benefits........................................      4       (56)     9
  Other assets (sales inducements)...................     (5)       55      1
  Deferred policy acquisition costs..................   (137)      871    (41)
  Deferred taxes.....................................    (59)    1,151    (51)
                                                       -----   -------   ----
NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS.........  $ 111   $(2,137)  $ 95
                                                       =====   =======   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2009, 2008 and 2007, are represented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

NET UNREALIZED INVESTMENT GAINS & LOSSES ON FIXED MATURITY SECURITY ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED

                                                                                                                ACCUMULATED
                                                                                                                   OTHER
                                                                                                               COMPREHENSIVE
                                                                               POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                   ACCOUNT         INCOME     RELATED TO NET
                             NET UNREALIZED                        DEFERRED     BALANCES AND        TAX         UNREALIZED
                             GAINS (LOSSES)    DEFERRED POLICY      SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                             ON INVESTMENTS   ACQUISTION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                             --------------   ----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2008.....................       $  --              $--             $--             $--            $ --           $  --
Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009..........         (17)               4              --              --               5              (8)
Net investment gains
  (losses) on investments..        (238)              --              --              --              83            (155)
Reclassification adjustment
  for (gains) losses
  included in net income...         253               --              --              --             (88)            165
Reclassification adjustment
  for OTTI losses excluded
  from net income(1).......        (177)              --              --              --              62            (115)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements..............          --               63               2              --             (23)             42
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits.................          --               --              --              (2)              1              (1)
                                  -----              ---             ---             ---            ----           -----
BALANCE, DECEMBER 31,
  2009.....................       $(179)             $67             $ 2             $(2)           $ 40           $ (72)
                                  =====              ===             ===             ===            ====           =====



--------

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ALL OTHER NET UNREALIZED INVESTMENT GAINS & LOSSES IN AOCI

                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY      SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISTION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   ----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2006....................       $   137             $   (19)          $  5           $ (5)         $   (41)        $    77
Net investment gains
  (losses) on investments
  arising during the
  period..................            63                  --             --             --              (22)             41
Reclassification
  adjustment for (gains)
  losses included in net
  income..................           (23)                 --             --             --                8             (15)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 (22)            (4)            --                9             (17)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                                                14               (5)              9
                                 -------             -------           ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2007....................           177                 (41)             1              9              (51)             95
Net investment gains
  (losses) on investments
  arising during the
  period..................        (4,100)                 --             --             --            1,435          (2,665)
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (235)                 --             --             --               82            (153)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 912             54             --             (338)            628
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                                               (65)              23             (42)
                                 -------             -------           ----           ----          -------         -------

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY      SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISTION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   ----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2008....................        (4,158)                871             55            (56)           1,151          (2,137)
Cumulative impact of the
  adoption of new
  authoritative guidance
  on January 1, 2009......           (78)                 17              1             (1)              21             (40)
Net investment gains
  (losses) on investments
  arising during the
  period..................         5,257                  --             --             --           (1,840)          3,417
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (711)                 --             --             --              249            (462)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............           177                  --             --             --              (62)            115
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --              (1,092)           (63)            --              404            (751)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --             --             63              (22)             41
                                 -------             -------           ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2009....................       $   487             $  (204)          $ (7)          $  6          $   (99)        $   183
                                 =======             =======           ====           ====          =======         =======



--------

(1)  Includes cash flow hedges. See Note 13 for information on cash flow hedges.

(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following roll forward provides a breakdown of the cumulative credit loss component of OTTI loss recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized as OCI (in millions):

                                                            FOR THE YEAR ENDED
                                                             DECEMBER 31, 2009
                                                            ------------------
BALANCE, DECEMBER 31, 2008................................         $ --
ADDITIONS
  Credit losses remaining in retained earnings related to
     the change in accounting principle...................           88
  Credit loss impairment recognized in the current period
     on securities previously not impaired................           24
  Additional credit loss impairments recognized in the
     current period on securities previously impaired.....           68
REDUCTIONS
  Credit loss impairments previously recognized on
     securities which mature, paid down, prepaid or sold
     during the period....................................            9
                                                                   ----
BALANCE, DECEMBER 31, 2009................................         $171
                                                                   ====



NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2009 and 2008 were as follows (in millions):

                                                            2009      2008
                                                          -------   -------
Deferred annuities......................................  $35,157   $28,776
Universal life contracts................................   19,893    18,870
Supplementary contracts without life contingencies......      338       282
Unearned revenue liability..............................      350       371
Guaranteed Minimum Accumulation Benefit.................      235       316
Other...................................................      295       151
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $56,268   $48,766
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit ("GMAB") is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2009 and 2008, of the total policyholders' account balances of $56,268 million and $48,766 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $55,544 million and $48,177 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2009 and 2008 were $53,300 million and $46,187 million, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2009:

PRODUCT                             INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                             ---------------   -----------------------------------
Deferred annuities................  1.15% to 10.00%   Surrender charges 0% to
                                                      10% for up to 10 years.
Annuities Certain.................  1.30% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..........  2.95% to 10.00%   Various up to 19 years.
Supplementary contracts without
  life contingencies..............  3.50%             No surrender or withdrawal charges.


  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2009 and 2008 were as follows (in millions):

                                                             2009     2008
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  775   $  702
  Other life..............................................     102       94
                                                            ------   ------
       Total life insurance...............................     877      796
Individual and group payout annuities.....................   4,369    2,870
Other contract liabilities................................      46       67
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $5,292   $3,733
                                                            ======   ======



     Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2009:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------------------   ---------------------   ---------------------
Life insurance:                    Based upon best         3.80% - 7.50%           Net level premium
  Taiwan business --               estimates at time of                            reserve taking into
  100% coinsured                   policy issuance with                            account death
                                   provision for adverse                           benefits, lapses and
                                   deviations ("PAD").                             maintenance expenses
                                                                                   with PAD.
Individual and group payout        Based upon best         4.30% - 9.50%           Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a rate
                                   PAD.                                            expected at issue
                                                                                   with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2009 and 2008, the Company had variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit ("GMDB") in excess of the current

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

     The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2009 and 2008 for GMDB and GMAB ($ in millions):

                                                                  2009
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,552            $2,283           $11,342
Net amount at risk......................       $  179            $  172           $ 1,277
Average attained age of contract
  holders...............................           58                56                61



                                                                  2008
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $3,470            $1,498            $9,940
Net amount at risk......................       $  588            $  468            $3,101
Average attained age of contract
  holders...............................           58                56                61


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account as future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2007...........................  $ 31   $  7    $ 38
  Incurred guarantee benefits........................    13     65      78
  Paid guarantee benefits............................    (2)    --      (2)
                                                       ----   ----    ----
Balance at December 31, 2007.........................    42     72     114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
Balance at December 31, 2008.........................    65    316     381
  Incurred guarantee benefits........................     1    (81)    (80)
  Paid guarantee benefits............................   (22)    --     (22)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2009.........................  $ 44   $235    $279
                                                       ====   ====    ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be derivatives and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 15 -- Fair Value Measurements for discussion on the assumptions).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to policyholder benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2009 and 2008:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 5.85% to 6.88% for 2009 and 3.14% to 10.89% for 2008.

     - Volatility assumption was 14.26% for 2009 and 13.08% for 2008.

     - Mortality was assumed to be 91.00% of the A2000 table for 2009 and 2008.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.10% for 2009, and 0.50% to 30.00%, with an average of 8.10% for 2008.

     - Discount rates ranged from 6.48% to 7.29% for 2009 and 6.01% to 7.61% for 2008.

     The following table presents the aggregate fair value of assets at December 31, 2009 and 2008, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2009               2008
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate Account:
  Equity....................................  $ 7,383   $1,374   $ 5,367   $  804
  Fixed income..............................    2,970      462     1,782      191
  Balanced..................................    2,007      287     1,550      162
General Account.............................    3,534      160     4,711      341
                                              -------   ------   -------   ------
     TOTAL..................................  $15,894   $2,283   $13,410   $1,498
                                              =======   ======   =======   ======



  ADDITIONAL LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2009, 2008 and 2007 (in millions):

                                                           2009   2008   2007
                                                           ----   ----   ----
Beginning balance........................................   $41    $29    $23
Net liability increase...................................     4     12      6
                                                            ---    ---    ---
ENDING BALANCE...........................................   $45    $41    $29
                                                            ===    ===    ===



NOTE 7 -- SEPARATE ACCOUNTS

  SEPARATE ACCOUNTS REGISTERED WITH THE SEC

     The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $15,307 million and $12,271 million at December 31, 2009 and 2008, respectively. The assets of the registered separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds.

  SEPARATE ACCOUNTS NOT REGISTERED WITH THE SEC

     The Company also maintains separate accounts, which are not registered with the SEC, with assets of $782 million and $610 million at December 31, 2009 and 2008, respectively. The assets in these separate accounts are comprised of New York Life sponsored MainStay VP Series Funds, other non proprietary funds and limited partnerships.

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The following is an analysis of DAC for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                                       2009     2008     2007
                                                     -------   ------   ------
Balance at beginning of year.......................  $ 4,667   $3,431   $3,310
  Cumulative effect of accounting change, pre-tax..       --       --       15
                                                     -------   ------   ------
  Balance at beginning of year, as adjusted........    4,667    3,431    3,325
  Current year additions...........................      715      673      560
  Amortized during year............................     (312)    (349)    (432)
                                                     -------   ------   ------
  Change during year...............................      403      324      128
  Balance at end of year before related
     adjustments...................................    5,070    3,755    3,453
  Adjustment for change in unrealized investment
     gains.........................................   (1,029)     912      (22)
                                                     -------   ------   ------
  BALANCE AT END OF YEAR...........................  $ 4,041   $4,667   $3,431
                                                     =======   ======   ======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SALES INDUCEMENTS

     Changes in deferred sales inducements for the years ended December 31, 2009, 2008 and 2007 are as follows (in millions):

                                                         2009   2008   2007
                                                         ----   ----   ----
Balance at beginning of year...........................  $331   $272   $228
  Cumulative effect of accounting change, pre-tax......           --      6
                                                         ----   ----   ----
  Balance at beginning of year, as adjusted............   331    272    234
  Current year additions...............................    64     64     90
  Amortized during year................................   (21)   (59)   (48)
  Adjustment for change in unrealized investment
     gains.............................................   (61)    54     (4)
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $313   $331   $272
                                                         ====   ====   ====



NOTE 9 -- INCOME TAXES

     A summary of the net income tax expense (benefit) included in the accompanying Consolidated Statement of Income is as follows (in millions):

                                                        2009    2008   2007
                                                        ----   -----   ----
Current:
  Federal.............................................  $206   $(167)  $154
  State and local.....................................     1      --      4
                                                        ----   -----   ----
                                                         207    (167)   158
Deferred:
  Federal.............................................    53     104      1
                                                        ----   -----   ----
INCOME TAX EXPENSE (BENEFIT)..........................  $260   $ (63)  $159
                                                        ====   =====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax (liability) asset reported in other liabilities and other assets in the accompanying Consolidated Balance Sheet as of December 31, 2009 and 2008, respectively, are as follows (in millions):

                                                             2009     2008
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  696   $  663
  Employee and agents benefits............................      66       59
  Investments.............................................      --    1,474
  Other...................................................      12       21
                                                            ------   ------
     Gross deferred tax assets............................     774    2,217
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................   1,146    1,398
  Investments.............................................      97       --
  Other...................................................       1       --
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,244    1,398
                                                            ------   ------
       NET DEFERRED TAX (LIABILITY) ASSET.................  $ (470)  $  819
                                                            ======   ======



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Below is a reconciliation of the statutory federal income tax rate to the effective tax rate for 2009, 2008 and 2007:

                                                         2009    2008   2007
                                                         ----   -----   ----
Statutory federal income tax rate......................  35.0%   35.0%  35.0%
Tax exempt income......................................  (1.1)% 149.4%  (4.7)%
Uncertain tax position.................................   0.2%   (7.5)%  2.8%
Investment credits.....................................  (0.8)%  14.8%  (0.8)%
Other..................................................  (0.5)%   4.5%   0.5%
                                                         ----   -----   ----
EFFECTIVE TAX RATE.....................................  32.8%  196.2%  32.8%
                                                         ====   =====   ====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2009 and 2008, the Company had recorded an income tax (payable) receivable (to) from New York Life of ($183) million and $85 million, included in other liabilities and other assets, respectively, in the accompanying Consolidated Balance Sheet.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2009, 2008 and 2007 are as follows (in millions):

                                                         TOTAL UNRECOGNIZED
                                                            TAX BENEFITS
                                                         ------------------
                                                         2009   2008   2007
                                                         ----   ----   ----
BEGINNING OF PERIOD BALANCE............................  $117   $107   $ 94
Reductions for tax positions of prior years............    (9)    (1)    (1)
Additions for tax positions of current year............     9     24     14
Settlements with tax authorities.......................    --    (13)    --
                                                         ----   ----   ----
END OF PERIOD BALANCE..................................  $117   $117   $107
                                                         ====   ====   ====



     The total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009, 2008 and 2007, are $44 million, $42 million and $41 million, respectively. Total interest and penalties for the years ended December 31, 2009, 2008 and 2007, aggregated $6 million, $7 million and $9 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2009, 2008 and 2007, the Company had accrued $31 million, $30 million and $28 million, respectively, of liabilities for tax-related interest, which are reported on the accompanying Consolidated Balance Sheet (included in other liabilities). The $1 million increase from December 31, 2008 in accrued interest associated with the liabilities for tax-related interest resulted from an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The $2 million decrease from December 31, 2007 in accrued interest associated with the liabilities for tax-related interest resulted from a decrease of $7 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 76% and 74% of the reinsurance ceded to non-affiliates at December 31, 2009 and 2008, respectively.

     In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life ("VUL"), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance ("MODCO") for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $5 million and $9 million at December 31, 2009 and 2008, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was ($4) million, $5 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2009, 2008 and 2007, $35 million, $75 million and $44 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this affiliated reinsurance agreement for the years ended December 31, 2009, 2008 and 2007 was as follows (in millions):

                                                       2009     2008     2007
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  283   $  305   $  317
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  143   $  211   $  204
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  132   $   95   $  110
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $5,906   $5,692   $5,455
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,905   $5,653   $5,349
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   16   $   51   $  126
                                                      ------   ------   ------



     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                         2009   2008   2007
                                                         ----   ----   ----
Amounts recoverable from reinsurer.....................  $775   $702   $968
Premiums ceded.........................................  $ 68   $ 74   $121
Benefits ceded.........................................  $ 32   $367   $214

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2009, 2008 and 2007 were as follows (in millions):

                                                       2009     2008     2007
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,865   $1,447   $  976
  Assumed...........................................       2        2        1
  Ceded.............................................     (70)     (75)    (122)
                                                      ------   ------   ------
Net premiums........................................  $1,797   $1,374   $  855
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  542   $  539   $  515
                                                      ------   ------   ------
Net revenue from reinsurance........................  $  145   $  206   $  206
                                                      ------   ------   ------
Policyholders' benefits ceded.......................  $  384   $  704   $  522
                                                      ------   ------   ------
Increase in ceded liabilities for future
  policyholder benefits.............................  $   15   $   16   $   11
                                                      ------   ------   ------
Amounts recoverable from reinsurer..................  $6,924   $6,604   $6,601
                                                      ------   ------   ------
Amounts payable to reinsurer........................  $5,941   $5,686   $5,379
                                                      ------   ------   ------
Other liabilities (deferred gain, net of
  amortization).....................................  $   16   $   51   $  126
                                                      ------   ------   ------



NOTE 11 -- DEBT

     At December 31, 2009, the Company had an outstanding debt balance of $51 million with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 -- Related Party Transactions.

     On November 1, 2006, the Company issued a promissory note in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2009 and 2008 was $5 million and $6 million, respectively.

     At December 31, 2009, the Company was required to consolidate a VIE in which the Company is considered the primary beneficiary with an outstanding debt balance of $14 million.

NOTE 12 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, credit and market risk. These derivative financial instruments include foreign exchange forward contracts, interest rate and equity options, futures, as well as interest rate, currency and credit default swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 -- Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company's objectives and strategies for using derivative instruments and how they are accounted for.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements and collateral support

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company's policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

     To further minimize risk, credit support annexes ("CSA") are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from "in the money" derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties' rating. In addition, certain of the Company's contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company's credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2009.

     In September 2008, one of the Company's derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

     The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2009 and 2008 (in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


millions, except for number of contracts). See Note 15 -- Fair Value Measurements for a discussion of valuation methods for derivative instruments.

                                              DECEMBER 31, 2009                          DECEMBER 31, 2008
                                  ----------------------------------------   ----------------------------------------
                                         VOLUME            FAIR VALUE(A)            VOLUME            FAIR VALUE(A)
                        PRIMARY   --------------------   -----------------   --------------------   -----------------
                         RISK                NUMBER OF                                  NUMBER OF
                       EXPOSURE   NOTIONAL   CONTRACTS   ASSET   LIABILITY   NOTIONAL   CONTRACTS   ASSET   LIABILITY
                       --------   --------   ---------   -----   ---------   --------   ---------   -----   ---------
DERIVATIVES
  DESIGNATED AS
  HEDGING:
CASH FLOW HEDGES:
  Interest rate
     swaps...........  Interest    $    37        2       $  6      $--       $    77        4       $ 24      $--
  Currency swaps.....  Currency        218       14          1       15           101       12         11        4
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     DESIGNATED AS
     HEDGING
     INSTRUMENTS.....                  255       16          7       15           178       16         35        4
                                   -------      ---       ----      ---       -------      ---       ----      ---
DERIVATIVES NOT
  DESIGNATED AS
  HEDGING:
  Interest rate
     swaps...........  Interest        292       42         18        7           241       34         16       12
  Interest rate
     options.........  Interest     19,475       47        100       --            --       --         --       --
  Currency swaps.....  Currency         --       --         --       --            --       --         --       --
  Currency forwards..  Currency           *       2         --         *           --       --         --       --
  Corridor options...  Interest     20,725      184         74       --        17,975      147          6       --
  Equity options.....  Market          844       35         31       --           239       31         61       --
  Equity swaps.......  Market           --       --         --       --            --       --         --       --
  Interest rate swaps
     due and
     accrued.........  Interest                                       1
  Credit default
     swaps:
     Buy protection..  Credit           12        3         --        1            12        3         --        1
     Sell
       protection....  Credit            1        1         --         *            1        1         --        1
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     NOT DESIGNATED
     AS HEDGING
     INSTRUMENTS.....               41,349      314        223        9        18,468      216         83       14
                                   -------      ---       ----      ---       -------      ---       ----      ---
TOTAL DERIVATIVES....              $41,604      330       $230      $24       $18,646      232       $118      $18
                                   =======      ===       ====      ===       =======      ===       ====      ===



--------

*    Amounts are less than $1 million.

(a) The estimated fair value of all derivatives in an asset position is reported within other investments in the accompanying Consolidated Balance Sheet and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the accompanying Consolidated Balance Sheet.

  FAIR VALUE HEDGES

     The Company recognizes losses on both the derivative instrument and the related hedged item in fair value hedges within net investment gains and losses in the accompanying Consolidated Statement of Income. The Company did not hold any fair value hedges during 2009, 2008 and 2007.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For fair value hedges, all components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances during 2009, 2008 and 2007 in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge due to hedge ineffectiveness.

  CASH FLOW HEDGES

     The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder's Equity for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                           AMOUNT OF                   AMOUNT OF                   AMOUNT OF
                                          GAIN (LOSS)                 GAIN (LOSS)                 GAIN (LOSS)
                                         RECOGNIZED IN             RECLASSIFIED FROM           RECLASSIFIED FROM
                                       OCI ON DERIVATIVE          AOCI INTO NET INCOME        AOCI INTO NET INCOME
                                    (EFFECTIVE PORTION)(A)        (EFFECTIVE PORTION)        (INEFFECTIVE PORTION)
                                    ----------------------     -------------------------     ---------------------
                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                                 LOSSES         INCOME
                                                               ----------


                                                                              ----------
FOR THE YEAR ENDED DECEMBER 31, 2009:
Interest rate contracts........               (20)                   4             (1)                 --
Currency contracts.............               (32)                  --            (12)                 --
                                             ----                  ---           ----                 ---
Total..........................              $(52)                 $ 4           $(13)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED DECEMBER 31, 2008:
Interest rate contracts........                21                   --             --                  --
Currency contracts.............                24                   --             10                  --
                                             ----                  ---           ----                 ---
Total..........................              $ 45                  $--           $ 10                 $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED DECEMBER 31, 2007:
Interest rate contracts........                 5                   --             (1)                 --
Currency contracts.............               (10)                  --             --                  --
                                             ----                  ---           ----                 ---
Total..........................              $ (5)                 $--           $ (1)                $--
                                             ====                  ===           ====                 ===



--------

(a) The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder's Equity.

     In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008 and 2007, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

     Presented below is a roll forward of the components of other comprehensive
(loss) income, before taxes, related to cash flow hedges (in millions):

                                                          2009   2008   2007
                                                          ----   ----   ----
Other comprehensive income (loss), beginning of year....  $ 33   $ (2)   $ 2
(Losses) gains deferred in other comprehensive income on
  the effective portion of cash flow hedges.............   (52)    45     (5)
Losses (gains) reclassified to net income...............     9    (10)     1
                                                          ----   ----    ---
Other comprehensive (loss) income, end of year..........  $(10)  $ 33    $(2)
                                                          ====   ====    ===



     For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2009 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

  DERIVATIVES NOT QUALIFYING OR DESIGNATED AS HEDGING INSTRUMENTS

     The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                                            AMOUNT OF GAIN
                                                                (LOSS)
                                                             RECOGNIZED IN
                                                                INCOME
                                                           ON DERIVATIVES(A)
                                                          ------------------
                                                          2009   2008   2007
                                                          ----   ----   ----
Interest rate swaps.....................................  $ 13   $ --    $(9)
Interest rate caps......................................     1     --     --
Corridor options........................................    56    (30)     9
Currency forwards.......................................    (1)    --     --
Equity options..........................................   (53)    44      8
Futures.................................................   (16)    --     --
Credit default swaps....................................                  --
  CDS -- buy protection.................................    (1)    (1)    --
  CDS -- sell protection................................      *    (1)      *
                                                          ----   ----    ---
Total...................................................  $ (1)  $ 12     $8
                                                          ====   ====    ===



--------

*    Recognized loss is less than $1 million.

(a) The amount of gain (loss) is reported within net investment losses in the Consolidated Statement of Income.

     The Company enters into credit default swaps ("CDS") both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The CDS swaps the credit risk of certain foreign denominated fixed maturities with the credit risk of a basket of U.S. securities and indexes. The approximate term of these contracts ranges from three to ten years. For both 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of $1 million and $2 million, respectively. In 2007, the Company had one open contract with a notional amount of $1 million. Realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2009. For the year ended December 31, 2008,

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. For the year ended December 31, 2007, realized losses totaled less than $1 million related to credit protection sold. These amounts are reflected in net investment losses in the accompanying Consolidated Statement of Income.

     The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2009, 2008 and 2007. The market value of swaps for credit protection sold was less than $1 million for both December 31, 2009, 2008 and 2007. The Company posted collateral in the amount of $2 million, $1 million and less than $1 million for December 31, 2009, 2008 and 2007 respectively, on open positions for credit protection sold.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2009 and 2008, there were no embedded derivatives that could not be separated from their host contracts.

     The following table presents the fair value amounts of the Company's embedded derivatives at December 31, 2009 and 2008 (in millions):

                                                                                  FAIR VALUE
                                                                                 -----------
                                                  BALANCE SHEET LOCATION         2009   2008
                                           -----------------------------------   ----   ----
EMBEDDED DERIVATIVES IN ASSET HOST
  CONTRACTS:
Other(a).................................  Amounts recoverable from reinsurers   $  5   $  9
EMBEDDED DERIVATIVES IN LIABILITY HOST
  CONTRACTS:
Guaranteed minimum accumulation
  benefits(a)............................  Policyholders' account balances       $235   $316


--------

(a) For further information on these embedded derivatives refer to Note 15 - Fair Value Measurements.

     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2009, 2008 and 2007 (in millions):

                                                          2009   2008   2007
                                                          ----   ----   ----
Net revenue from reinsurance............................  $ (4)  $  6    $ 1
Interest credited to policyholders' account balances....  $(90)  $236    $60


NOTE 13 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $12 million and $10 million for the years ended December 31, 2009 and 2008, respectively, which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2009 and 2008, $449 million and $1,152 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2009 and 2008, the Company recorded cash collateral received under these agreements of $461 million and $1,197 million, respectively, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2009 and 2008.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2009 and 2008, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $172 million and $185 million at an average coupon rate of 0.01% and 0.02%, respectively. At December 31, 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $535 million and $36 million at an average coupon rate of 4.23% and 5.09%, respectively.

  LIENS

     Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

NOTE 14 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $684 million, $668 million and $629 million for the years ended December 31, 2009, 2008 and 2007, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2009, 2008 and 2007, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

     The Company has entered into an investment advisory and administrative services agreement with NYL Investments whereby NYL Investments provide investment advisory services to the Company. At December 31, 2009, 2008 and 2007, the total cost for these services amounted to $53 million, $46 million and $41 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2009, 2008 and 2007 of $13 million, $15 million, and $17 million, respectively.

     At December 31, 2009 and 2008, the Company had a net liability of $221 million and $295 million, respectively, for the above-described services, which are included in other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.02% to 7.81%. At December 31, 2009 and 2008, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $4,858 million and $4,716 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.22%. The Company has been directed by New York Life to

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2009 and 2008, the amount of outstanding reserves on these contracts included in future policy benefits was $176 million and $178 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $65 million, $86 million and $111 million, for the years ended December 31, 2009, 2008 and 2007, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2009 and 2008, the Company incurred an expense of $28 million and $14 million, respectively, under this agreement. At December 31, 2009, the Company recorded no payable to NYLIFE Securities under this agreement. At December 31, 2008, the Company recorded a payable to NYLIFE Securities of less than $1 million under this new agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2009 or December 31, 2008.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, in which the Company can borrow up to $490 million. During 2009, 2008 and 2007, the credit facility was not used, no interest was paid and no outstanding balance was due.

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with Capital Corporation in which the Company can borrow up to $490 million. As of December 31, 2009 there was $51 million outstanding to the Capital Corporation. There was no outstanding balance due in 2008. Interest expense for 2009 was less than $1 million. There was no interest expense for 2008. Interest expense for 2007 was $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2009 and 2008, the Company had recorded a receivable from MCF, included in other assets, of $5 million. The Company received interest payments from MCF of less than $1 million for the years ended December 31, 2009, 2008 and 2007.

     The Company has purchased from MCF participations in collateralized loans to third parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2009 and 2008 the Company purchased certain loans from MCF with a total commitment amount of $73 million and $269 million, respectively. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. At December 31, 2008, the Company held loans with a total commitment amount of $397 million of which $325 million had been funded and $72 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


compensation for this arrangement, the Company recorded other income of $17 million, $4 million and $15 million for the years ended December 31, 2009, 2008 and 2007, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $6 million and $2 million from NYLAZ for the years ended December 31, 2009 and 2008, respectively.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2009 and 2008, the Company recorded liabilities of approximately $2,601 million and $2,363 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2009 and 2008, policyholders' account balances and separate account liabilities related to these policies aggregated $270 million and $243 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2009, 2008 and 2007, the Company recorded commission and fee expense to NYLINK agents of $4 million, $3 million and $6 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 15 --  FAIR VALUE MEASUREMENTS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The Company applied the provisions of the authoritative guidance around fair value prospectively to assets and liabilities measured at fair value. The adoption of the authoritative guidance around fair value changed the valuation of freestanding derivatives as well as some embedded derivatives in insurance contracts. The change in valuation resulted from the inclusion of the Company's own credit standing, as well as that of the counterparty, in the valuation. The Company's adoption of this guidance did not materially impact the fair values of other financial instruments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. This would include active exchange-traded equity and derivative securities, certain cash equivalents and open-ended mutual funds with a daily NAV and no restrictions.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 includes U.S. Government and agency mortgage-backed debt securities, corporate debt securities, cash equivalents and short-term securities, certain private placements, and certain derivative contracts. Fair values for the fixed maturities in this category are priced principally by independent pricing services or by internal models using observable inputs. Fair values for derivatives, in this category, are priced by internal models using observable inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact.
         Examples include certain private equity investments, certain asset-backed and mortgage-backed securities, certain highly structured securities, and embedded derivatives in insurance contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2009 and 2008 (in millions):

                                                                      2009
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed Maturities -- Available-for-sale:
  U.S. Treasury agency and government
     guaranteed...........................       $    --         $ 2,991        $    8      $ 2,999
  U.S. agencies, state and municipal......            --             725            --          725
  Foreign governments.....................            --             757            25          782
  U.S. corporate..........................            --          23,207           142       23,349
  Foreign corporate.......................            --           5,993           328        6,321
  Residential mortgage-backed securities..            --          14,483           775       15,258
  Commercial mortgage-backed securities...            --           4,879            26        4,905
  Asset-backed securities.................            --           2,389           510        2,899
  Other fixed maturity securities.........            --              10            --           10
                                                 -------         -------        ------      -------
Total fixed maturities -- available-for-
  sale....................................            --          55,434         1,814       57,248
Equity Securities -- Available-for-sale:
  Common stock............................            40              --             4           44
  Non-redeemable preferred stock..........            --               3            --            3
                                                 -------         -------        ------      -------
Total equity securities -- available-for-
  sale....................................            40               3             4           47
Mortgage loans............................            --              --            --           --
Derivative assets (including embedded)....            --             229             1          230
Securities purchased under agreements to
  resell..................................            --             172            --          172
Trading securities........................            --              21            22           43
Other investments.........................            --              --            --           --
Cash and cash equivalents.................             9             427            --          436
Amounts recoverable from reinsurers.......            --              --             5            5
Separate account assets...................        15,819             221            49       16,089
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $15,868         $56,507        $1,895      $74,270
                                                 =======         =======        ======      =======
Policyholders' account balances(1)........            --              --           235          235
Derivatives...............................            --              24            --           24
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    24        $  235      $   259
                                                 =======         =======        ======      =======



--------

(1) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                      2008
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
ASSETS:
Fixed maturities:
  Available-for-sale......................       $    --         $39,538        $1,770      $41,308
  Trading.................................            --              16            36           52
Equity securities:
  Available-for-sale......................         1,130               2             1        1,133
Other investments(1)......................            --             114             4          118
Cash and cash equivalents.................             4             864            --          868
Amounts recoverable from reinsurers.......            --              --             9            9
Separate account assets...................         9,038           3,693           150       12,881
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $10,172         $44,227        $1,970      $56,369
                                                 =======         =======        ======      =======
LIABILITIES:
Policyholders' account balances(2)........            --              --           316          316
Other liabilities(1)......................            --              17             1           18
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    17        $  317      $   334
                                                 =======         =======        ======      =======



--------

(1)  Other investments and other liabilities consist of derivatives.

(2) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below present a reconciliation of the changes in fair value of all Level 3 assets and liabilities for the years ended December 31, 2009 and 2008 (in millions):

                                                                        2009
                                      ------------------------------------------------------------------------
                                      U.S. TREASURY     U.S.                                       RESIDENTIAL
                                        AGENCY AND   AGENCIES,                                      MORTGAGE-
                                        GOVERNMENT    SATE AND    FOREIGN       U.S.     FOREIGN      BACKED
                                        GUARANTEED   MUNICIPAL  GOVERNMENTS  CORPORATE  CORPORATE   SECURITIES
                                      -------------  ---------  -----------  ---------  ---------  -----------
FAIR VALUE, BEGINNING OF YEAR.......       $ 5          $ 3         $ 9        $ 300      $ 328         609
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses)
          income....................        --           --          --          (11)       (12)          1
       Net investment income(1).....        --           --          --           --         --          --
       Net revenue from
          reinsurance...............        --           --          --           --         --          --
       Interest credited to
          policyholders' account
          balances..................        --           --          --           --         --          --
     Other comprehensive income.....        (1)          --          --           40         47           1
  Purchases, sales, issuances, and
     settlements....................         9           --          25          (39)       118         578
  Transfers into (out of) Level
     3(2)...........................        (5)          (3)         (9)        (148)      (153)       (414)
                                           ---          ---         ---        -----      -----       -----
FAIR VALUE, END OF YEAR.............       $ 8          $--         $25        $ 142      $ 328       $ 775
                                           ===          ===         ===        =====      =====       =====




                                       COMMERCIAL                                           FIXED
                                        MORTGAGE-                                         MATURITY
                                         BACKED     ASSET-BACKED   COMMON   DERIVATIVE     TRADING
                                       SECURITIES    SECURITIES     STOCK     ASSETS     SECURITIES
                                       ----------   ------------   ------   ----------   ----------
FAIR VALUE, BEGINNING OF YEAR........      $13          $ 503        $ 1        $ 4          $36
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses).......        1              2         --         --           (3)
       Net investment income(1)......       --              1         --         --            3
       Net revenue from reinsurance..       --             --         --         --           --
       Interest credited to
          policyholders' account
          balances...................       --             --         --         --           --
     Other comprehensive income......       --             (6)         2         (3)          --
  Purchases, sales, issuances, and
     settlements.....................        3            188          2         --           (7)
  Transfers into (out of) Level
     3(2)............................        9           (178)        (1)        --           (7)
                                           ---          -----        ---        ---          ---
FAIR VALUE, END OF YEAR..............      $26          $ 510        $ 4        $ 1          $22
                                           ===          =====        ===        ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        AMOUNTS
                                      RECOVERABLE   SEPARATE                  POLICYHOLDERS'
                                          FROM       ACCOUNT                      ACCOUNT         TOTAL
                                       REINSURERS    ASSETS    TOTAL ASSETS      BALANCES      LIABILITIES
                                      -----------   --------   ------------   --------------   -----------
FAIR VALUE, BEGINNING OF YEAR.......      $ 9         $ 151       $1,971           $316            $316
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses)......       --            (2)         (24)            --              --
       Net investment income(1).....       --            --            4             --              --
       Net revenue from
          reinsurance...............       (4)           --           (4)            --              --
       Interest credited to
          policyholders' account
          balances..................       --            --           --            (90)            (90)
     Other comprehensive income.....       --            --           80             --              --
  Purchases, sales, issuances, and
     settlements....................       --          (100)         777              9               9
  Transfers into (out of) Level
     3(2)...........................       --            --         (909)            --              --
                                          ---         -----       ------           ----            ----
FAIR VALUE, END OF YEAR.............      $ 5         $  49       $1,895           $235            $235
                                          ===         =====       ======           ====            ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturities.

(2) Transfers into or out of Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                                                                     2008
                               --------------------------------------------------------------------------------
                                                                    ASSETS
                               --------------------------------------------------------------------------------
                                                               EQUITY
                                  FIXED         FIXED        SECURITIES                    AMOUNTS
                               MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE   SEPARATE
                                AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM       ACCOUNT
                                 FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURERS    ASSETS
                               -----------   -----------   -------------   -----------   -----------   --------
FAIR VALUE, BEGINNING OF
  YEAR.......................     $1,731         $52            $ 3            $(1)          $ 3         $ --
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
     Net investment
       income(1).............          5           1             --             --            --           --
     Net investment gains
       (losses)..............        (54)         (9)            (8)            --            --          (75)
     Net revenue from
       reinsurance...........         --          --             --             --             6           --
     Interest credited to
       policyholders' account
       balances..............         --          --             --             --            --           --
  Other comprehensive
     income..................       (297)         --             --              5            --           --
  Purchases, sales,
     issuances, and
     settlements.............        173          (4)             1             --            --           67
  Transfers into (out of)
     Level 3(2)..............        212          (4)             5             --            --          158
                                  ------         ---            ---            ---           ---         ----
FAIR VALUE, END OF YEAR......     $1,770         $36            $ 1            $ 4           $ 9         $150
                                  ======         ===            ===            ===           ===         ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    LIABILITIES
                                                           ----------------------------
                                                           POLICYHOLDERS'
                                                               ACCOUNT         OTHER
                                                              BALANCES      LIABILITIES
                                                           --------------   -----------
FAIR VALUE, BEGINNING OF YEAR............................       $ 72            $--
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment income(1)..........................         --             --
       Net investment gains (losses).....................         --              1
       Net revenue from reinsurance......................         --             --
       Interest credited to policyholders' account
          balances.......................................        236             --
     Other comprehensive income..........................         --             --
  Purchases, sales, issuances, and settlements...........          8             --
  Transfers into (out of) Level 3(2).....................         --             --
                                                                ----            ---
FAIR VALUE, END OF YEAR..................................       $316            $ 1
                                                                ====            ===



--------

(1) Net investment income includes amortization of discount and premium on fixed maturities.

(2) Transfers into or out of Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

  TRANSFERS

     Net transfers (out of) into Level 3 for fixed maturities available-for-sale totaled ($901) million and $212 million and fixed maturities trading totaled ($7) million and ($4) million during the years ended December 31, 2009 and 2008, respectively. For 2009, transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets. For 2008, transfers into Level 3 were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes in place of previous observable information from third party pricing services or internal models. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below include the unrealized gains (losses) for the years ended December 31, 2009 and 2008 by category for Level 3 assets and liabilities still held at December 31, 2009 and 2008 (in millions):

                                                                     2009
                                       ----------------------------------------------------------------
                                       U.S. TREASURY                           RESIDENTIAL
                                         AGENCY AND                             MORTGAGE-      ASSET-
                                         GOVERNMENT       U.S.      FOREIGN       BACKED       BACKED
                                         GUARANTEED    CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                       -------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING TO
  LEVEL 3 ASSETS STILL HELD IN
  EARNINGS:
  Total gains or (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment (losses)(3)....       $--           $--         $--          $--          $ --
       Net investment income.........        --            --          --           --             1
       Net revenue from reinsurance..        --            --          --           --            --
       Interest credited to
          policyholders' account
          balances...................        --            --          --           --            --
     Other comprehensive
       gains/(losses)................        (1)           19          47            1           (18)
                                            ---           ---         ---          ---          ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)...........................       $(1)          $19         $47          $ 1          $(17)
                                            ===           ===         ===          ===          ====




                                                                         FIXED       AMOUNTS
                                                                       MATURITY    RECOVERABLE
                                                COMMON   DERIVATIVE     TRADING        FROM
                                                 STOCK     ASSETS     SECURITIES    REINSURERS
                                                ------   ----------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD IN EARNINGS:
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment (losses)(3).............    $--        $--          $(4)         $--
       Net investment income..................     --         --            6           --
       Net revenue from reinsurance...........     --         --           --           (4)
       Interest credited to policyholders'
          account balances....................     --         --           --           --
     Other comprehensive gains/(losses).......      2         (3)          --           --
                                                  ---        ---          ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....    $ 2        $(3)         $ 2          $(4)
                                                  ===        ===          ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                   SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT     TOTAL       ACCOUNT         TOTAL
                                                  ASSETS(3)   ASSETS      BALANCES      LIABILITIES
                                                  ---------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD IN EARNINGS:
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment (losses)(3)...............     $41        $37         $ --            $ --
       Net investment income....................      --          7           --              --
       Net revenue from reinsurance.............      --         (4)          --              --
       Interest credited to policyholders'
          account balances......................      --         --          (79)            (79)
     Other comprehensive gains/(losses).........      --         47           --              --
                                                     ---        ---         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $41        $87         $(79)           $(79)
                                                     ===        ===         ====            ====



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

                                                                          2008
                                         ---------------------------------------------------------------------
                                                                         EQUITY
                                            FIXED         FIXED        SECURITIES                    AMOUNTS
                                         MATURITIES,   MATURITIES,   UNAFFILIATED,                 RECOVERABLE
                                          AVAILABLE-     TRADING       AVAILABLE-       OTHER          FROM
                                           FOR-SALE     SECURITIES      FOR-SALE     INVESTMENTS    REINSURERS
                                         -----------   -----------   -------------   -----------   -----------
UNREALIZED GAINS (LOSSES) RELATED TO
  LEVEL 3 ASSETS STILL HELD IN
  EARNINGS:
  Total gains (losses)
     (realized/unrealized)
  Included in Earnings:
       Net investment income..........      $   4          $  1           $--            $--           $--
       Net investments gains
          (losses)(3).................        (54)          (10)           (8)            --            --
       Net revenue from reinsurance...         --            --            --             --             6
       Interest credited to
          policyholders' account
          balance.....................         --            --            --             --            --
     Other comprehensive income.......       (296)           --            --              5            --
                                            -----          ----           ---            ---           ---
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)............................      $(346)         $ (9)          $(8)           $ 5           $ 6
                                            =====          ====           ===            ===           ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                        SEPARATE
                                         ACCOUNT    TOTAL    POLICYHOLDERS'       OTHER         TOTAL
                                         ASSETS    ASSETS   ACCOUNT BALANCES   LIABILITIES   LIABILITIES
                                        --------   ------   ----------------   -----------   -----------
UNREALIZED GAINS (LOSSES) RELATED TO
  LEVEL 3 ASSETS STILL HELD IN
  EARNINGS:
  Total gains (losses)
     (realized/unrealized)
  Included in Earnings:
       Net investment income..........    $ --      $   5         $ --             $--           $ --
       Net investments gains
          (losses)(3).................     (75)      (147)          --              (1)            (1)
       Net revenue from reinsurance...      --          6           --              --             --
       Interest credited to
          policyholders' account
          balance.....................      --         --          237              --            237
     Other comprehensive income.......      --       (291)          --              --             --
                                          ----      -----         ----             ---           ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)............................    $(75)     $(427)        $237             $(1)          $236
                                          ====      =====         ====             ===           ====



--------

(3) The net investment gains and losses included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included in the above table, as they are reported at contract value and not fair value in the accompanying Consolidated Balance Sheet.

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. The following is a description of the valuation methodologies used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

  FIXED MATURITIES AND EQUITY SECURITIES

     The fair value of fixed maturities and equity securities is determined by considering one of three primary sources. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly, securities are priced using an internal pricing model.

     Prices from a third party pricing vendor based on unadjusted quotes from an active market are classified as Level 1 within the fair value hierarchy. These generally include exchange-traded equity securities. An active market is defined as a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     Prices from a third party pricing vendor for securities that are not traded on an exchange are generally valued using a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to; benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. The Company has determined that these inputs are market observable and such prices are generally classified into Level 2 of the fair value hierarchy.

     Broker quotes are non-binding and are generally considered Level 3.

     Prices from pricing services and broker quotes are validated on an ongoing basis to ensure the adequacy and reliability of the fair value measurement. The Company performs both quantitative and qualitative analysis of the prices including initial and ongoing review of third party pricing methodologies, back testing of recent trades, and a thorough review of pricing trends and statistics.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Independent pricing vendors do not cover private placement securities. These securities are priced by an internally developed model based upon assigned comparable public issues adjusted for liquidity, maturity and rating. The Company assigns a credit rating based upon internal analysis. Private placement securities are generally classified in Level 2 in the fair value hierarchy. Where adjustments for liquidity are considered significant to the overall price, private placements are then classified in Level 3.

     Also, certain securities are priced based upon internal valuations using significant unobservable inputs and are considered Level 3.

  DERIVATIVE INSTRUMENTS

     Derivative instruments are reported on the Consolidated Balance Sheet at fair value and are reported in other investments or other liabilities. Derivative instruments generally are fair valued using pricing valuation models, which utilize observable market data. The remaining derivatives are either exchange-traded or priced by broker quotations.

     Derivative instruments classified as Level 2 primarily include interest rate, currency, and certain credit default swaps, currency forwards and options. Over-the-counter ("OTC") derivatives are privately negotiated financial contracts and are fair valued using market-based inputs to models. Where models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, and measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified. Such instruments are classified within Level 2 of the fair value hierarchy.

     OTC derivatives that are currently valued using broker quotations are classified within Level 3 of the fair value hierarchy.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by credit default swap spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate.

  CASH EQUIVALENTS

     Cash equivalents carried at fair value include money market funds, Treasury bills, commercial paper and other highly liquid instruments. Money market funds are valued using a daily NAV and therefore, are classified as Level 1. The remaining instruments are generally not traded in active markets, however their fair value are based on observable inputs and therefore they are classified as Level 2 within the fair value hierarchy.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheet in accordance with the authoritative guidance for insurance companies. Assets within the separate account are primarily invested in mutual funds, equities and limited partnerships. The separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances include embedded derivatives bifurcated from host contracts. Included is the embedded derivative for GMAB.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market, and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 in the fair value hierarchy.

  NON-RECURRING FAIR VALUE MEASUREMENTS

     The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2009 (in millions):

                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2009
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans(1)...............................    $--       $--       $40      $40


--------

(1) Mortgage loans -- The impaired loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, on the estimated fair value of the underlying collateral. Or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

     For the year ended December 31, 2008, as discussed in Note 3 -- Recent Accounting Pronouncements, the Company elected to defer the fair value provisions related to the non-financial assets and non-financial liabilities within the scope of the authoritative guidance on fair value. Additionally, there were no financial assets and liabilities measured at fair value on a non-recurring basis at December 31, 2008.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2009 and 2008 are presented below (in millions):

                                                        2009                        2008
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,779       $ 5,688       $ 5,653       $ 5,274
Collateralized third party commercial
  loans....................................   $   351       $   384       $   353       $   342
LIABILITIES
Policyholders' account
  balances -- investment contracts.........   $32,042       $32,469       $25,637       $24,193
Debt.......................................   $    71       $    71       $     7       $     7
Collateral received on securities lending
  and repurchase agreements................   $   461       $   461       $ 1,197       $ 1,197
                                              -------       -------       -------       -------



     For mortgage loans, fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     For collateralized third party loans the estimated fair value for the loan portfolio at December 31, 2009 and 2008 is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

     Due to the short-term nature (generally one month) of securities purchased under agreements to resell, the asset's carrying value approximates fair value.

     For policyholders' account balances -- investment contracts, such as supplementary contracts without life contingencies and other deposit type contracts, account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. For annuities certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. At December 31, 2008, fair value was considered to approximate carrying value.

     For collateral received on securities lending and repurchase agreements included on the accompanying Consolidated Balance Sheet, the carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $63 million, $14 million and $146 million during 2009, 2008 and 2007, respectively.

     Total interest paid was $13 million, $15 million and $17 million during 2009, 2008 and 2007, respectively.

     There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets. Other non-cash investing transactions were $6 million and $4 million for the years ended December 31, 2009 and 2007, respectively. There were no other non-cash investing transactions for the year ended December 31, 2008.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 17 -- STATUTORY FINANCIAL INFORMATION

     The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

     A reconciliation of the Company's statutory surplus at December 31, 2009 and 2008 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

                                                             2009     2008
                                                            ------   ------
Statutory Surplus, Delaware Basis.........................  $4,998   $3,596
State prescribed or permitted practices:
  Presenting Universal Life and Variable Universal Life
     Separate Account at book value.......................     (21)     130
                                                            ------   ------
Statutory Surplus, NAIC SAP...............................  $4,977   $3,726
                                                            ======   ======



     Statutory net income (loss) for the years ended December 31, 2009, 2008 and 2007 was $225 million, ($387) million and $289 million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2009 or 2008. As of December 31, 2009, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,196 million. The maximum amount of dividends that may be paid in 2010 without prior approval is $497 million.

NOTE 18 -- SUBSEQUENT EVENTS

     As of March 17, 2010, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company's books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.

PricewaterhouseCoopers LLP
New York, New York

March 17, 2010

                            PART C. OTHER INFORMATION

ITEM 26.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617) filed 1/2/97 and incorporated herein by reference.

(c)(2) Form of Sales Agreement, by and between NYLIFE Distributors Inc., as Underwriter, NYLIAC as Issuer, and Dealers - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(c)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annunity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5) to Registrant's Initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(2) Supplementary Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit (5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(3) Level Term Rider for Corporate Executive Series Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T. 17 CFR 232.102 (e) as Exhibit
                 (5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(d)(4) Modification of Policy Provisions Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (5)(c) to Registrant's Post-Effective Amendment No. 1 on Form S-6 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(5) Alternative Cash Surrender Value Benefit Endorsement - Previously filed in accordance with Regulation S-T, 17 CFR
                 232.102 (e) as Exhibit (5)(d) to Registrant's Post-Effective Amendment No. 1 on Form N-1 (File No. 333-48300), filed 11/7/01 and incorporated herein by reference.

(d)(6) Alternative Cash Surrender Value Endorsement (8699-02)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(6) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(d)(7) Modification of Policy Provisions Endorsement (8721-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(7) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


(d)(8) Modification of Policy Provisions Endorsement (8722-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(8) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(9) Alternative Cash Surrender Value Benefit Endorsement (8719-03)- Previously filed in accordance with Regulation S-T, 17 CFR 232. 102(e) as Exhibit (d)(9) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(d)(10) Alternative Cash Surrender Value Benefit Endorsement (8754-04)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.


(d)(11) Alternative Cash Surrender Value Benefit Endorsement(8692-05)- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(d)(11) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I(File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(12) Modification of Policy Provisions Endorsement (8784-05) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(13) Modification of Policy Provisions Endorsement (8793-05) - Previously filed in accordance with Regulation S-T, 17 CFR 232 .102(e) as Exhibit (d)(13) to Post Effective Amendment No. 14 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/19/06 and incorporated herein by reference.

(d)(14) Endorsements to CorpExec Variable Universal Life Policy Numbers 300-40 and 301-43 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(e)              Applications.

(e)(1) Form of Application for a policy for Corporate Executive Series Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10) to Registrant's initial registration statement on Form S-6 (File No. 333-48300), filed 10/20/00 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Restated Certificate of Incorporation of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157) filed 4/3/98, and incorporated herein by reference.

(g)              Reinsurance Contracts.

(g)(1) Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (g)(1) to Post-Effective Amendment No.6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File
                 No. 333-48300), filed 4/18/03 and incorporated herein by reference.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 1/2/97, and incorporated herein by reference.


(h)(6) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC as Amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342) filed 4/13/10, and incorporated herein by reference.

(h)(7) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342) filed 4/16/98, and incorporated herein by reference.

(h)(8) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No.
               7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)        Form of Substitution Agreement among NYLIAC, MainStay
               Management LLC, and New York Life Investment Management
               LLC - Previously filed in accordance with Regulation S-T, 17 CFR
               232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11) Form of Participation Agreement among American Century Variable Portfolios, Inc.; American Century Investment Management, Inc.; American Century Investment Services, Inc.; American Century Services Corporation; and NYLIAC - Previously filed in accordance with Regulation S-T, 19 CFR 232.102(e) as Exhibit
               (9)(b)(12) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(12) Form of Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(13) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(h)(13) Form of Participation Agreement among Lord Abbett Series Fund, Inc.; Lord, Abbett & Co.; Lord Abbett Distributor LLC; and NYLIAC - Previously filed in accordance with Regulation S-T,
               17 CFR 232.102(e) as Exhibit (9)(b)(11) to Registrant's Post-Effective Amendment No. 2 to the registration statement on Form-N-6 (File No. 333-48300), filed 4/10/02 and incorporated herein by reference.

(h)(14) Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(m) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 4/9/03 and incorporated herein by reference.

(h)(15) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(16) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(17) Form of Participation agreement among Lazard Retirement Series, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(18) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/24/04 and incorporated herein by reference.

(h)(18) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Separate Account - I (File No. 333-48300), filed 6/24/04 and incorporated herein by reference.

(h)(19) Participation Agreement dated 6/15/05 among Davis Variable Account Fund, Inc., Davis Distributors, LLC, Davis Select Advisers, L.P., and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(20) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(20) Participation Agreement among Baron Capital Funds Trust, Baron Capital, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(21) to Post-Effective Amendment No. 12 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 7/26/05 and incorporated herein by reference.

(h)(21) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(h)(22) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


(h)(23) Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(24) Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(25) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (h)(26) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(26) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(27) Form of Participation Agreement, dated June 5, 2007, among New York Life Insurance and Annuity Corporation, Lincoln Variable Insurance Products Trust, Lincoln Distributors, Inc. and Lincoln Investment Advisors Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(28) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(h)(28)        Participation Agreement, dated May 1, 2007, among New York
               Life Insurance and Annuity Corporation, OppenheimerFunds,
               Inc. and Oppenheimer Variable Account Funds - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (h)(29) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)            Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)         Service Agreement between American Century Investment
               Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8) Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9) Service Agreement between Lord Abbett Series Fund, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(10) Service Agreement between Deutsche Asset Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 5 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 2/20/03 and incorporated herein by reference.

(i)(11) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (I)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(12) Distribution and Servicing Agreement between Lazard Retirement Series, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(12) to Post-Effective Amendment No. 11 to the registration statement on Form N-4 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/05 and incorporated herein by reference.

(i)(13) Services Agreement between PIMCO Variable Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(14) Services Agreement between Pacific Investment Management Company LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(15) Administrative Services Letter of Agreement by and between Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(16) Administrative Services and Distribution Services Agreement by and between Baron Capital Funds Trust and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(16) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.


(i)(17) Service Agreement by and between Davis Variable Account Fund, Inc., and NYLIAC and dated August 1, 2005 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(17) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15, 2005 and incorporated herein by reference.

(i)(18) Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed September 15,2005 and incorporated herein by reference.

(i)(19) Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(20) Administrative and Shareholder Services Letter of Agreement dated January 15, 1998 between Van Eck Worldwide Insurance Trust and NYLIAC - Previously filed in accordance with Regulation S-T,17 CFR 232.102(e) as Exhibit (i)(9) to Registrant's Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 (File No. 333-79309), filed September 13, 2005 and incorporated herein by reference.


(i)(21) Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(22) Form of Administrative Services Agreement, dated May 1, 2007, between Delaware Distributors L.P. and New York Life Insurance and Annuity Corporation, - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(23) Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File
               No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(24) Form of Administrative Services and Revenue Sharing Agreement, dated May 1, 2007, between New York Life Insurance and Annuity Corporation and OppenheimerFunds, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(24) to Post Effective Amendment No. 18 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/5/07 and incorporated herein by reference.

(i)(25) Administrative Services Agreement dated June 5, 2007 between Lincoln Investment Advisors Corporation and New York Life Insurance and Annuity Association - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (i)(25) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 12/12/07 and incorporated herein.

(j)            Other Material Contracts.


(j)(1) Powers of Attorney for Scott L. Berlin, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(2) Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (j)(2) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein.



(j)(3) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(4) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(5) Powers of Attorney for Steven D. Lash, Director, Senior Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(6) Powers of Attorney for Theodore A. Mathas, Director, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(7) Powers of Attorney for John R. Meyer, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(8) Powers of Attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(9) Powers of Attorney for Angelo J. Scialabba, First Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(10) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(11) Powers of Attorney for Michael E. Sproule, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(12) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617), filed 4/20/10 and incorporated herein by reference.



(j)(13) Agent Acknowledgment for Craig L. DeSanto, Vice President and Actuary of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to the Post Effective Amendment No.16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617) filed 4/20/10 and incorporated herein by reference.



(j)(14) Agent Acknowledgment for Thomas F. English, Senior Vice President and Chief Legal Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (j)(14) to the Post Effective Amendment No.16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617) filed 4/20/10 and incorporated herein by reference.



(j)(15) Agent Acknowledgment for Robert J. Hebron, Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(15) to the Post Effective Amendment No.16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617) filed 4/20/10 and incorporated herein by reference.



(j)(16) Agent Acknowledgment for Catherine A. Marrion, Vice President and Secretary of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(16) to the Post Effective Amendment No.16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617) filed 4/20/10 and incorporated herein by reference.



(j)(17) Agent Acknowledgment for Nicholas E. Pasyanos, Vice President and Actuary of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(17) to the Post Effective Amendment No.16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617) filed 4/20/10 and incorporated herein by reference.



(j)(18) Agent Acknowledgment for Linda M. Reimer, Vice President and Associate Legal Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
               (j)(18) to the Post Effective Amendment No.16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-07617) filed 4/20/10 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. - Filed herewith.

(l)              Actuarial Opinion.

                 Opinion and consent of Eric J. Lynn, Corporate Vice President & Actuary-Filed herewith.

(m)              Calculation.


(m)(1)           Sample Calculation of Illustrations for CorpExec VUL II -
                 Filed herewith.

(m)(2)           Sample Calculation of Illustrations for CorpExec VUL III -
                 Filed herewith.

(m)(3)           Sample Calculation of Illustrations for CorpExec VUL IV -
                 Filed herewith.

(m)(4)           Sample Calculation of Illustrations for CorpExec VUL V -
                 Filed herewith.

(m)(5)           Sample Calculation of Illustrations for CorpExec VUL VI -
                 Filed herewith.

(n)              Other Opinions.

                 Consent of PricewaterhouseCoopers LLP - Filed herewith.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.
                 Not applicable.

(q)              Redeemability Exemption.

(q)(1) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (9)(e) to Registrant's Pre-Effective Amendment No. 2 on Form S-6 (File No. 333-07617), filed 4/25/97 and incorporated herein by reference.

(q)(2) Supplement to Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.9(g) to Registrant's Post- Effective Amendment No. 1 on Form S-6 (File No. 333-07617), filed 4/24/98 and incorporated herein by reference.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.


Name:                     Title:
-----                     ------
Theodore A. Mathas        Chairman and President
Christopher O. Blunt      Director, Executive Vice President
Frank M. Boccio           Director and Executive Vice President
Mark W. Pfaff             Director and Executive Vice President
Scott L. Berlin           Director and Senior Vice President in charge of Individual Life
Solomon Goldfinger        Director, Senior Vice President and Senior Advisor
Steven D. Lash            Director, Senior Vice President and Chief Financial Officer
John R. Meyer             Director and Senior Vice President
Arthur H. Seter           Director, Senior Vice President and Chief Investment Officer
Joel M. Steinberg         Director, Senior Vice President and Chief Actuary
Michael E. Sproule        Director
Gary E. Wendlandt         Vice Chairman in Charge of Investment & Finance
John Y. Kim               Executive Vice President - CEO and President of NYLIM
Patricia Barbari          Senior Vice President
John A. Cullen            Senior Vice President
Tony H. Elavia            Senior Vice President
Thomas F. English         Senior Vice President & Chief Legal Officer
Michael  J. Gordon        Senior Vice President
Robert J. Hebron          Senior Vice President
Angela Taylor Kyle        Senior Vice President
Barbara McInerney         Senior Vice President & Chief Compliance Officer
Gary J. Miller            Senior Vice President
Anthony Malloy            Senior Vice President
Michael M. Oleske         Senior Vice President and Tax Counsel
Frank J. Ollari           Senior Vice President
Paul Pasteris             Senior Vice President
Gerard A. Rocchi          Senior Vice President
Eileen T. Slevin          Senior Vice President and Chief Information Officer
Mark W. Talgo             Senior Vice President
Joseph Bennett            First Vice President
Stephen A. Bloom          First Vice President and Chief Underwriter
Minas C. Joannides        First Vice President and Chief Medical Director
Michael J. Oliviero       First Vice President - Tax
Angelo J. Scialabba       First Vice President and Controller
Thomas J. Troeller        First Vice President and Actuary
Richard J. Witterschein   First Vice President and Treasurer
Stephen Abramo            Vice President
Nikhil A. Advani          Vice President
Mitchell P. Ascione       Vice President
David Boyle               Vice President
Karen E. Dann             Vice President
Craig L. DeSanto          Vice President
Robert J. Hynes           Vice President
Michael P. Lackey         Vice President
Catherine A. Marrion      Vice President and Secretary
Rowan MacDonald           Vice President and Deputy Treasurer
Corey B. Multer           Vice President
Marijo F. Murphy          Vice President
Nicholas Pasyanos         Vice President and Actuary (also designated Illustration Actuary)
Linda M. Reimer           Vice President and Associate General Counsel
Andrew N. Reiss           Vice President - National Sales Manager
Michelle D. Richter       Vice President
Janis C. Rubin            Vice President
Irwin Silber              Vice President and Actuary
George E. Silos           Vice President and Actuary
Teresa A. Turner          Vice President
Robin Wagner              Vice President

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland

ICAP Funds Inc.                                                        Maryland

Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

New York Life Insurance and Annuity Corporation                        Delaware

     Pacific Square Investments LLC                                    Delaware

          29 Park Investments No. 2 Limited                            Cayman Islands

NYLIFE LLC                                                             Delaware
     Eagle Strategies LLC                                              Delaware

--------

         (1) Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     NYL Management Limited                                            United Kingdom
     NYLUK I Company                                                   United Kingdom
         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
     New York Life Trust Company                                       New York
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     NYLIFE Securities LLC                                                 Delaware
     NYLINK Insurance Agency Incorporated                                  Delaware

                                                                       Jurisdiction of        Percent of Voting
Name                                                                   Organization           Securities Owned
New York Life Investment Management Holdings LLC                       Delaware
     NYLCAP Holdings                                                   Mauritius
         Jacob Ballas Capital India PVT. Ltd.                          Mauritius               24.66%
     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, LLC                           Delaware
              New York Life Capital Partners, L.P.                     Delaware
         New York Life Capital Partners II, LLC                        Delaware
              New York Life Capital Partners II, L.P.                  Delaware
         New York Life Capital Partners III GenPar GP, LLC             Delaware
              New York Life Capital Partners III GenPar, LP            Delaware
                   New York Life Capital Partners III, LP              Delaware
                       NYLCAP III RBG Corp.                            Delaware
                   New York Life Capital Partners III-A, LP            Delaware
                       NYLCAP III-A RBG Corp.                          Delaware
         New York Life Capital Partners IV GenPar GP, LLC              Delaware
              New York Life Capital Partners IV GenPar, LP             Delaware
                   New York Life Capital Partners IV, LP               Delaware
                   New York Life Capital Partners IV-A, LP             Delaware
         NYLIM Mezzanine GenPar GP, LLC                                Delaware
              NYLIM Mezzanine GenPar, LP                               Delaware
                  New York Life Investment Management Mezzanine
                      Partners, LP                                     Delaware
                      NYLIM Mezzanine Luxco S.a.r.l.                   Luxembourg
                  NYLIM Mezzanine Partners Parallel Fund, LP           Delaware
         NYLIM Mezzanine Partners II GenPar, GP, LLC                   Delaware
                  NYLIM Mezzanine Offshore Partners II, LP             Delaware
                  NYLIM Mezzanine Partners II, GenPar, LP              Delaware
                      New York Life Investment Management Mezzanine    Delaware
                      Partners II, LP
                           NYLIM Mezzanine II Luxco S.a.r.l.           Luxembourg
                      NYLIM Mezzanine Partners II Parallel Fund, LP    Delaware
                           NYLIM Mezzanine II Parallel Luxco
                           S.a.r.l.                                    Luxembourg
         NYLCAP Canada GenPar Inc.                                     Canada
              NYLCAP Select Manager Canada Fund, LP                    Canada
         NYLCAP India Funding LLC                                      Delaware
              NYLIM-JB Asset Management Co. LLC                        Mauritius               24.66%
                  New York Life Investment Management India
                   Fund II, LLC                                        Mauritius
                      New York Life Investment Management India Fund
                       (FVC) II, LLC                                   Mauritius
         NYLCAP Select Manager GenPar GP, LLC                          Delaware
              NYLCAP Select Manager Offshore Fund, LP                  Cayman Islands
              NYLCAP Select Manager GenPar, LP                         Delaware
                  NYLCAP Select Manager Fund, LP                       Delaware
              NYLCAP Select Manager Cayman Fund, LP                    Cayman Islands
         NYLIM-JB Asset Management Co. (Mauritius) LLC                 Mauritius                24.6%
              New York Life Investment Management India Fund II, LLC   Mauritius                24.6%
                  New York Life Investment Management India
                  Fund (FVCI) II, LLC                                  Mauritius                24.6%
         NYLCAP India Funding III LLC                                  Delaware
              NYLIM-JB Asset Management Co. III LLC                    Mauritius               24.66%
                  NYLIM Jacob Ballas India Fund III LLC                Mauritius
                       NYLIM Jacob Ballas Capital India
                       (FVCI) III LLC                                  Mauritius
                       NYLIM Jacob Ballas India (FII) III LLC          Mauritius
         NYLCAP Mezzanine Partners III GenPar GP, LLC                  Delaware
              NYLCAP Mezzanine Partners III GenPar, LP                 Delaware
                  NYLCAP Mezzanine Partners III, LP                    Delaware
              NYLCAP Mezzanine  Offshore Partners III, LP              Cayman Islands
     MacKay Shields LLC                                                Delaware
         MacKay Municipal Managers Opportunities GP LLC                Delaware
              MacKay Municipal Opportunities Master Fund, L.P.         Delaware
              Mariner Municipal Opportunities Fund, L.P.               Delaware
              Lebenthal/Mariner Municipal Opportunities Fund, L.P.     Delaware
         MacKay Municipal Managers Credit Opportunities GP LLC         Delaware
              MacKay Municipal Credit Opportunities Master Fund, L.P.  Delaware
              Mariner Municipal Credit Opportunities Fund, L.P.        Delaware
         MacKay Shields High Yield Active Core Fund LP                 Delaware
         MacKay Shields Credit Strategy Fund Ltd.                      Cayman Islands
         MacKay Shields Defensive Bond Arbitrage Fund Ltd.             Bermuda
         MacKay Shields Core Plus Alpha Fund Ltd.                      Cayman Islands
         MacKay Shields Credit Strategy Partners LP                    Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
              MacKay Shields Long/Short Fund LP                        Delaware
              MacKay Shields Long/Short Fund (Master) LP               Delaware
              MacKay Shields Long/Short Fund (QP) LP                   Delaware
              MacKay Shields Long/Short Fund (Offshore) LP             Cayman Islands
     NYLIFE Distributors LLC                                           Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
         NYLIM GP, LLC                                                 Delaware
              NYLIM Institutional Floating Rate Fund, LP               Delaware
              NYLIM Large Cap Enhanced Index Fund p.l.c                Ireland
         NYLIM Fund II GP, LLC                                         Delaware
              NYLIM Real Estate Mezzanine Fund II, LP                  Delaware
                  NYLIM-TND, LLC                                       Delaware
                  NYLIM-CN, LLC                                        Delaware
                  NYLIM-DCM, LLC                                       Delaware
                      NYLIM-MM, LLC                                    Delaware
                           DCM-N, LLC                                  Delaware                   80%
                                DCM Warehouse Series A, LLC            Delaware
                                     DCM Warehouse Series One, LLC     Delaware
                                          Sixteen West Savannah, LLC   Indiana
                                          Metropolis I Perm, LLC       Delaware
                                          Metropolis II Construction,
                                          LLC                          Delaware
                                          CLV Holdings, LLC            Florida
                                               Current at Lee Vista,
                                               LLC                     Florida                    75%
                                          Streets Las Vegas, LLC       Arizona                    90%

                  NYLIM Re Mezzanine Fund II Investment
                  Corporation                                          Delaware
                       Albany Hills Holding, LLC                       Delaware
                            Joplin Holding, LLC                        Delaware
                                 Joplin Properties LLC                 Missouri                   50%
                       NYLIM-JP LLC                                    Delaware
                          Jefferson at Maritime Holding, L.P.          Delaware
                             Jefferson at Maritime GP, LLC             Delaware
                                Jefferson at Maritime, L.P.            Delaware
                  NYLIM Repurchase Mezzanine Subsidiary LLC            Delaware
                  Kimball Woods LLC                                    Delaware                   50%
         NYLIM U.S. Core Equity Market Neutral Fund GP, LLC            Delaware
         NYLIM-GCR Fund I LLC                                          Delaware                   50%
              NYLIM-GCR Fund I 2002 LP                                 Delaware                   50%
         WFHG GP, LLC                                                  Delaware                   50%
              Workforce Housing Fund I-2007 LP                         Delaware
     Madison Capital Funding LLC                                       Delaware
         MCF Co-Investment GP, LLC                                     Delaware
           MCF Co-Investment GP, LP                                    Delaware
               Madison Capital Funding Co-Investment Fund, LP          Delaware
           MCF Fund LLC                                                Delaware
           MCF Capital Management LLC                                  Delaware
     McMorgan & Company LLC                                            Delaware
     Madison Square Investors LLC                                      Delaware
         Madison Square Investors Asian Equity Market Neutral
         Master Fund Ltd.                                              Cayman Is.
               Madison Square Investors Asian Equity Market Neutral
               Fund Ltd.                                               Cayman Is.
         Madison Square Investors European Equity Market Neutral
         Master Fund Ltd.                                              Cayman Is.
               Madison Square Investors European Equity Market
               Neutral Fund Ltd.                                       Cayman Is.
         Madison Square Investors Large-Cap Enhanced Index Fund GP,
            LLC                                                        Delaware
               Madison Square Investors Large-Cap Enhanced Index
                  Fund L.P.                                            Delaware
          Madison Square Investors U.S. Large-Cap Core 130/30
               Fund GP, LLC                                            Delaware
               Madison Square Investors U.S. Large-Cap Core 130/30
                  Fund LP                                              Delaware
          Madison Square Investors Asian Equity Market Neutral
               Fund GP, LLC                                            Delaware
               Madison Square Investors Asian Equity Market Neutral
                  Fund LP                                              Delaware
          Madison Square Investors European Equity Market Neutral
                  Fund GP, LLC                                         Delaware
               Madison Square Investors European Market Neutral
                  Fund LP                                              Delaware
     NYLIM Real Estate Inc.                                            Delaware
     Institutional Capital LLC                                         Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, LLC                                       Delaware
    HSBC New York Life Seguros de Retiro (Argentina) S.A.              Argentina                  40%
    HSBC New York Life Seguros de Vida (Argentina) S.A.                Argentina                  40%
    Maxima S.A. AFJP                                                   Argentina                  40%
    New York Life Insurance Worldwide Limited                          Bermuda                 95.98%
    New York Life Insurance Taiwan Corporation                         Taiwan
    NYL Cayman Holdings Ltd.                                           Cayman Islands
       New York Life Worldwide Capital, LLC                            Delaware
          Fianzas Monterrey, S.A.                                      Mexico                  99.95%
             Operadora FMA, S.A. de C.V.                               Mexico                     99%
    NYL-HK Capital Planning LLC                                        Delaware
    NYLIFE Thailand, Inc.                                              Delaware
       PMCC Ltd.                                                       Thailand                   49%
        NYL Data Center Limited                                        Thailand                99.97%
    Siam Commercial New York Life Insurance Public Company             Thailand                47.33%
       Limited
    New York Life Insurance Limited                                    South Korea
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    SEAF Sichuan SME Investment
    Fund LLC                                                           Delaware                39.98%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Limited                       Mauritius                95.4%
        Max New York Life Insurance Limited                            India                      26%
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                 99.997%
         Administradora de Conductos SMNYL, S.A. de C.V.               Mexico                     99%
    NYL Cayman Ltd.                                                    Cayman Islands
Seward Lease acquisition LLC                                           Delaware                56.76%
Silver Spring, LLC                                                     Delaware
   Silver Spring Associates, L.P.                                      Pennsylvania
Biris Holdings LLC                                                     Delaware
NYL Wind Investments LLC                                               Delaware
New York Life Short Term Fund                                          New York
29 Park Investments No. 1 Limited                                      Cayman Islands
Haier New York Life Insurance Company Limited                          People's Republic of China 50%
SCP 2005-C21-002 LLC                                                   Delaware
SCP 2005-C21-003 LLC                                                   Delaware
SCP 2005-C21-006 LLC                                                   Delaware
SCP 2005-C21-007 LLC                                                   Delaware
SCP 2005-C21-008 LLC                                                   Delaware
SCP 2005-C21-009 LLC                                                   Delaware
SCP 2005-C21-017 LLC                                                   Delaware
SCP 2005-C21-018 LLC                                                   Delaware
SCP 2005-C21-021 LLC                                                   Delaware
SCP 2005-C21-025 LLC                                                   Delaware
SCP 2005-C21-031 LLC                                                   Delaware
SCP 2005-C21-036 LLC                                                   Delaware
SCP 2005-C21-041 LLC                                                   Delaware
SCP 2005-C21-043 LLC                                                   Delaware
SCP 2005-C21-044 LLC                                                   Delaware
SCP 2005-C21-048 LLC                                                   Delaware
SCP 2005-C21-061 LLC                                                   Delaware
SCP 2005-C21-063 LLC                                                   Delaware
SCP 2005-C21-067 LLC                                                   Delaware
SCP 2005-C21-069 LLC                                                   Delaware
SCP 2005-C21-070 LLC                                                   Delaware
NYMH-Houston GP, LLC                                                   Delaware
   NYMH-Houston, L.P.                                                  Texas
NYMH-Plano GP, LLC                                                     Delaware
   NYMH-Plano, L.P.                                                    Texas
NYMH-Freeport GP, LLC                                                  Delaware
   NYMH-Freeport, L.P.                                                 Texas
NYMH-Ennis GP, LLC                                                     Delaware
   NYMH-Ennis, L.P.                                                    Texas
NYMH-San Antonio GP, LLC                                               Delaware
   NYMH-San Antonio, L.P.                                              Texas
NYMH-Taylor GP, LLC                                                    Delaware
   NYMH-Taylor, L.P.                                                   Texas
NYMH-Stephenville GP, LLC                                              Delaware
   NYMH-Stephenville, L.P.                                             Texas
NYMH-Farmingdale, NY LLC                                               Delaware
NYMH-Attleboro MA, LLC                                                 Delaware
NYLMDC-King of Prussia, LLC                                            Delaware
   NYLMDC-King of Prussia Realty, LP                                   Delaware
NYLIFE Real Estate Holdings LLC                                        Delaware
   Huntsville NYL LLC                                                  Delaware
   CC Acquisitions, LP                                                 Delaware

ITEM 29.          INDEMNIFICATION

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

ITEM 30.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

          NYLIAC Variable Universal Life Separate Account-I
          NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC Variable Annuity Separate Account-IV
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The principal business address of each director and officer of NYLIFE Distributors LLC is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Names of Directors and Officers   Positions and Offices with Underwriter
-------------------------------   ------------------------------------------
John Y. Kim                       Chairman and Chief Executive Officer
Stephen P. Fisher                 Manager, President and Chief Operating Officer
Christopher O. Blunt              Manager and Executive Vice President, Retirement Income Security
Penny Nelson                      Manager and Managing Director, Operations
John A. Cullen                    Manager
John C. Siciliano                 Manager
Robert J. Hebron                  Executive Vice President, AMN Executive Benefits and Retail Distribution
John R. Meyer                     Executive Vice President, IAD and RIS Agency Distribution
David G. Bedard                   Senior Managing Director and Chief Financial Officer
Thomas A. Clough                  Senior Managing Director, Retirement Plan Services
Michael D. Coffey                 Senior Managing Director, Retirement Income Security
Drew E. Lawton                    Senior Managing Director, Retirement Plan Services
Barbara McInerney                 Senior Managing Director, Compliance
Michael J. Oliviero               First Vice President, Tax
Daniel A. Andriola                Managing Director and Controller
Stephen C. Fiacco                 Managing Director, Retirement Income Security
Philip L. Gazzo                   Managing Director, Retirement Income Security
Mark A. Gomez                     Managing Director and Chief Compliance Officer
Joseph J. Henehan                 Managing Director, Retirement Plan Services
Marguerite E. H. Morrison         Managing Director and Secretary
Rebekah M. Mueller                Managing Director, Retirement Plan Services
Mark S. Niziak                    Managing Director, Retirement Plan Services
John J. O'Gara                    Managing Director, Life Distribution
Bernadette Hoban                  Director, Retirement Income Security
Linda M. Howard                   Director, Compliance and Anti-Money Laundering Officer
Paula Taylor                      Director, Retirement Plan Services
John Vaccaro                      Director, Compliance
Albert W. Leier                   Vice President - Financial Operations and Treasurer
David F. Boyle                    Vice President, Executive Benefits
Karen E. Dann                     Vice President, Retirement Income Security
Andrew N. Reiss                   Vice President, Variable Annuity Wholesaling - Bank Distribution

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 31.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 32.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 33.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC CorpExec VUL Corporate Sponsored Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES


     Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 20th day of April, 2010.


                                              NYLIAC CORPORATE SPONSORED
                                              VARIABLE UNIVERSAL LIFE SEPARATE
                                              ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ Robert J. Hebron
                                                   -----------------------------
                                                   Robert J. Hebron
                                                   Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Scott L. Berlin*               Director

     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Solomon Goldfinger*            Director

     Steven D. Lash*                Director and Chief Financial Officer

     Theodore A. Mathas*            Chairman and President
                                    (Principal Executive Officer)

     John R. Meyer*                 Director

     Mark W. Pfaff*                 Director

     Angelo J. Scialabba*           First Vice President and Controller
                                    (Principal Accounting Officer)

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director

     Joel M. Steinberg*             Director



 By:  /s/ Robert J. Hebron
      ----------------------------------
      Robert J. Hebron
      Attorney-in-Fact
      April 20, 2010


* Pursuant to Powers of Attorney previously filed.

                                       EXHIBIT INDEX
Exhibit
Number                                  Description



(k)                   Opinion and Consent of Thomas F. English, Esq.

(l)                   Opinion and Consent of Eric J. Lynn, Corporate Vice
                      President & Actuary


(m)(1)                Sample Calculation of Illustrations for CorpExec VUL II



(m)(2)                Sample Calculation of Illustrations for CorpExec VUL III



(m)(3)                Sample Calculation of Illustrations for CorpExec VUL IV



(m)(4)                Sample Calculation of Illustrations for CorpExec VUL V



(m)(5)                Sample Calculation of Illustrations for CorpExec VUL VI






(n)                   Consent of PricewaterhouseCoopers LLP